Exhibit 10.18

Execution Version

CREDIT AGREEMENT

among

SUNRUN AURORA PORTFOLIO 2014-A, LLC,

as Borrower,

INVESTEC BANK PLC,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Issuing Bank,

and

The Lenders From Time to Time Party Hereto

dated as of December 31, 2014

INVESTEC BANK PLC

Sole Bookrunner

INVESTEC BANK PLC, KEYBANK NATIONAL ASSOCIATION, ROYAL BANK OF CANADA AND SUNTRUST ROBINSON HUMPHREY, INC.

Joint Lead Arrangers

KEYBANK NATIONAL ASSOCIATION

Syndication Agent

ROYAL BANK OF CANADA AND SUNTRUST ROBINSON HUMPHREY, INC.

Documentation Agents

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

i

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ii

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

iii

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

iv

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

v

Execution Version

CREDIT AGREEMENT, dated as of December 31, 2014 (this “Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party hereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank (in such capacity, and together with its successors and permitted assigns, the “Issuing Bank”).

RECITALS

WHEREAS, Sunrun Inc., a Delaware corporation (the “Sponsor”), owns 100% of the membership interests in Sunrun Aurora Holdco 2014, LLC (“Intermediate Holdco”);

WHEREAS, Intermediate Holdco owns 100% of the membership interests in Sunrun Aurora Portfolio 2014-B, LLC (“Pledgor”);

WHEREAS, Pledgor owns 100% of the Borrower Membership Interests;

WHEREAS, the Borrower owns 100% of the membership interests in each of (i) SunRun Solar Owner I, LLC, a California limited liability company, SunRun Solar Owner II, LLC, a California limited liability company, SunRun Solar Owner III, LLC, a California limited liability company (together with SunRun Solar Owner I, LLC and SunRun Solar Owner II, LLC, the “Owner Companies”), (ii) SunRun Solar Tenant I, LLC, a California limited liability company, SunRun Solar Tenant II, LLC, a California limited liability company, SunRun Solar Tenant III, LLC, a California limited liability company (together with SunRun Solar Tenant I, LLC and SunRun Solar Tenant II, LLC, the “Tenant Companies”), and (iii) SunRun Solar Owner Holdco VIII, LLC, a Delaware limited liability company (“Holdco VIII”), Sunrun Solar Owner Holdco XI, LLC, a California limited liability company (“Holdco XI”), Sunrun Solar Owner Holdco XII, LLC, a Delaware limited liability company (“Holdco XII”), Sunrun Solar Owner Holdco XVII, LLC, a Delaware limited liability company (“Holdco XVII”), Sunrun Solar Owner Holdco XVIII, LLC, a Delaware limited liability company (“Holdco XVIII” and, together with Holdco VIII, Holdco XI, Holdco XII, Holdco XVII and the Owner Companies and the Tenant Companies, collectively, the “Guarantors”).

WHEREAS, Holdco VIII owns 100% of the class B membership interests in SunRun Solar Owner VIII, LLC, a Delaware limited liability company (“Owner VIII”);

WHEREAS, Holdco XI owns 100% of the managing member interests of each of Sunrun Solar Owner XI, LLC (“Owner XI”) and Sunrun Solar Tenant XI, LLC (“Tenant XI”);

WHEREAS, Holdco XII owns 100% of the class B membership interests in Sunrun Solar Owner XII, LLC, a Delaware limited liability company (“Owner XII”);

WHEREAS, Holdco XVII owns 100% of the class B membership interests in Sunrun Solar Owner XVII, LLC, a Delaware limited liability company (“Owner XVII”);

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

WHEREAS, Holdco XVIII owns 100% of the class B membership interests in Sunrun Solar Owner XVIII, LLC, a Delaware limited liability company (“Owner XVIII” and collectively with Owner VIII, Owner XI, Tenant XI, Owner XII, Owner XVII and the Guarantors, the “Subsidiaries”);

WHEREAS, each of the Subsidiaries (other than Holdco VIII, Holdco XI, Holdco XII, Holdco XVII and Holdco XVIII) owns or leases certain residential photovoltaic systems that are the subject of a Customer Agreement, whereby the Customer thereunder either purchases Energy produced by the system or leases the system; and

WHEREAS, the Borrower desires that the Term Lenders make one or more loans in an aggregate principal amount equal to the Term Loan Commitment, and the other Lenders and Issuing Bank hereto provide the other financial accommodation contemplated herein, secured and supported by, among other things, the Cash Diversion Guaranty, a guaranty from each of the Guarantors, Customer Agreements and all other assets of the Guarantors and Membership Interests of the Subsidiaries, as set forth herein and in the other Loan Documents

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements, and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. Except as otherwise specified in this Agreement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement (including in the recitals hereto).

“Acceptable Bank” means any bank, trust company or other financial institution which is organized or licensed under the applicable Laws of the United States of America or Canada or any state, province or territory thereof which has a tangible net worth of at least five hundred million Dollars ($500,000,000) and has outstanding unguaranteed and unsecured long-term indebtedness from at least two of the following Credit Ratings: “A-” or better by S&P, “A3” or better by Moody’s and “A-” or better by Fitch.

“Acceptable DSR Letter of Credit” has the meaning given to it in the Depository Agreement.

“Account Bank” shall mean [***].

“Account Control Agreement” shall mean (i) each blocked account control agreement, dated as of the Closing Date, among the relevant Tenant Company, the Collateral Agent and [***] in substantially the form of part I of Exhibit E hereto and (ii) each blocked account control agreement, dated as of the Closing Date, among the relevant Tenant Company, the Collateral Agent and [***] in substantially the form of part II of Exhibit E hereto.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2	TLA CREDIT AGREEMENT

“Accounting Consultant” shall mean [***]

“Additional Expenses” shall mean indemnification payments to the Administrative Agent, the Lenders, the Depositary Agent, and certain other persons related to the same as described under the Loan Documents. For the avoidance of doubt, Additional Expenses shall not include Service Fees or amounts payable to the Manager under the Management Agreement.

“Administrative Agent” shall have the meaning given to it in the preamble hereto, and include any successor Administrative Agents pursuant to Section 12.06.

“Administrative Agent DSCR Comments” has the meaning given to it in Section 7.01(a)(v).

“Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Schedule IV, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” shall mean an administrative questionnaire in the form furnished by the Administrative Agent.

“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing. For the avoidance of doubt, each of the Relevant Parties shall be an Affiliate of the other Relevant Parties and the Sponsor. In no event shall (i) the Administrative Agent be considered an Affiliate of another Person solely because any Loan Document contemplates that it shall act at the instruction of any such Person or such Person’s Affiliate, or (ii) any Tax Equity Member be considered an Affiliate of a Relevant Party.

“Affiliated Lender” has the meaning given to it in Section 13.05(b)(vii).

“Affiliate Transaction” has the meaning given to it in Section 8.16.

“Agent” means, collectively, the Administrative Agent, the Collateral Agent and the Depositary Agent.

“Agreement” shall have the meaning given to it in the preamble hereto.

“Amortization Schedule” shall have the meaning given to it in Section 5.05(d).

“Annual Tracking Model” has the meaning given to it in Section 7.01(c)(i).

“Anti-Corruption Laws” shall have the meaning given to it in Section 6.21(c).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3	TLA CREDIT AGREEMENT

“Anti-Money Laundering Laws” shall have the meaning given to it in Section 6.21(b).

“Applicable Margin” shall mean from the Closing Date through (but excluding) the fourth anniversary of the Closing Date, 2.75% per annum and, from and after fourth anniversary of the Closing Date, 3.00% per annum.

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Manufacturer” shall mean:

(a) with respect to each Project owned or leased by an Opco other than Owner XVII or Owner XVIII, the manufacturer of panels used in the original installation of each Project owned by the relevant Opco;

(b) with respect to each Project purchased by Owner XVII or Owner XVIII, each panel manufacturer listed as an “Approved Manufacturer” in the schedule to the applicable Master Purchase Agreement provided to the Administrative Agent; provided, that, solely with respect to Projects purchased after the Closing Date, [***];

(c) with respect to warranty replacements of panels of each Project, the original manufacturer of the panel(s) being replaced; and

(d) with respect to non-warranty replacements of panels of each Project, any manufacturer on the Approved Vendor List; provided, however, that up to 10% of such replaced panels may be manufactured by a manufacturer not on the Approved Vendor List.

“Approved Vendor List” means a list of approved panel manufacturers approved by the Administrative Agent in consultation with the Independent Engineer, which may be modified from time to time subject to the approval of the Administrative Agent in consultation with the Independent Engineer.

“Assets” shall mean, with respect to any Person, all right, title and interest of such Person in land, properties, buildings, improvements, fixtures, foundations, assets and rights of any kind, whether tangible or intangible, real, personal or mixed, including contracts, equipment, systems, books and records, proprietary rights, intellectual property, Permits, rights under or pursuant to all warranties, representations and guarantees, cash, accounts receivable, deposits and prepaid expenses.

“Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an assignee lender (with the consent of any party whose consent is required by Section 13.05), and accepted by the Administrative Agent, in substantially the form of Exhibit B or any other form approved by the Administrative Agent.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4	TLA CREDIT AGREEMENT

“Authorized Officer” shall mean in relation to any Relevant Party or the Sponsor (as applicable) (i) for so long as the Management Agreement is in full force and effect, any officer of the Manager who is authorized to act for the Manager in matters relating to the Borrower and the Subsidiaries and to be acted upon by the Manager pursuant to the Management Agreement, and who is identified on the list of Authorized Officers delivered by the Borrower to the Administrative Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter by delivery to the Administrative Agent of a duly executed Officer’s Certificate and an incumbency certificate of the Borrower) and (ii) any director, member or officer who is a natural Person authorized to act for or on behalf of the applicable Relevant Party or Sponsor (as applicable) in matters relating to such Relevant Party or Sponsor (as applicable) and who is identified on the list of Authorized Officers delivered by such Relevant Party or Sponsor (as applicable) to the Administrative Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter by delivery to the Administrative Agent of a duly executed Officer’s Certificate and an incumbency certificate of such Relevant Party).

“Availability Period” shall mean the period beginning on the Closing Date and ending on June 30, 2016.

“Back-Up Servicer” shall mean [***], and its successors and assigns as Back-Up Servicer under each Back-Up Servicing Agreement and Partnership Flip Back-Up Servicing Agreement.

“Back-Up Servicing Agreement” shall mean, collectively, (i) the Wholly Owned Opco Back-Up Servicing Agreement (from and following the date that such agreement becomes effective) and (ii) the Inverted Lease Back-Up Servicing Agreement (from and following the date that such agreement becomes effective).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

“Base Case Model” shall mean the comprehensive long-term financial model attached as Exhibit I to this Agreement, reflecting among other things (i) quarterly payment periods ending on each Payment Date and (ii) the Cash Available for Debt Service from the Eligible Projects and Debt Service after giving effect to the transactions contemplated by the Transaction Documents and the making of the Loans, covering the period from the Closing Date until the Deemed Full Amortization Date. The Base Case Model shall be updated in accordance with Section 10.02(c), in a form and substance reasonably satisfactory to the Administrative Agent and with such assumptions and formulae as the initial model except to the extent required to be updated for any change affecting Cash Available for Debt Service.

“Blocked Person” means any Person that is: (i) listed on, or owned or controlled by a person listed on, a Sanctions List, (ii) a government of a Sanctioned Country, (iii) an agency or instrumentality of, or an entity directly or indirectly owned or controlled by, a government of a Sanctioned Country, (iv) resident or located in, operating from, or incorporated under the laws of, a Sanctioned Country or (v) to the Knowledge of the Borrower (acting with due care and inquiry), otherwise a target of Sanctions.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5	TLA CREDIT AGREEMENT

“Borrower” shall have the meaning given to it in the preamble.

“Borrower Membership Interests” shall mean all of the outstanding limited liability company interests issued by the Borrower (including all Economic Interests and Voting Rights).

“Borrowing Notice” shall mean a request for a Loan by the Borrower substantially in the form of Exhibit A.

“Business Day” shall mean any day other than (i) a Saturday, (ii) a Sunday, (iii) a legal holiday in London, the state of New York or California or the jurisdiction where the Administrative Agent’s Office is located or (iv) any day on which commercial banks and the U.S. Federal Reserve Bank are authorized or required to be closed in any of the foregoing states.

“Calculation Date” shall mean each March 31, June 30, September 30 and December 31 of each year falling after the date hereof.

“Capital Stock” means:

(a) in the case of a corporation, corporate stock;

(b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person including, all warrants, options or other rights to acquire any of the foregoing.

“Cash Available for Debt Service” means, in respect of any period, the amount of Operating Revenues received during such period less Operating Expenses paid during such period.

“Cash Collateralize” means, in respect of the Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Collateral Agent on terms satisfactory to the Administrative Agent and Issuing Bank, in an amount equal to one hundred three percent (103%) of the Stated Amount of such Letter of Credit.

“Cash Diversion Guaranty” shall mean the Cash Diversion Guaranty executed by the Sponsor on the Closing Date in favor of the Collateral Agent for the benefit of the Secured Parties.

“Cash Flows” has the meaning given to the term “Cash Flows” in the applicable Limited Liability Company Agreement of a Partnership Flip Tax Equity Opco.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

6	TLA CREDIT AGREEMENT

“Change of Control” shall occur if, after giving effect to the Distribution and Contribution Transactions, the (a) the Sponsor ceases to indirectly beneficially own and control at least 51% of the Borrower Membership Interests; (b) the Borrower ceases to directly or indirectly beneficially own and control 100% of the outstanding Owner Membership Interests, Tenant Membership Interests and Holdco Membership Interests, (c) Holdco VIII ceases to beneficially own and control 100% of the outstanding Owner VIII Membership Interests, (d) Holdco XI ceases to beneficially own and control 100% of the outstanding Owner XI Membership Interests and Tenant XI Membership Interests, (e) Holdco XII ceases to beneficially own and control 100% of the outstanding Owner XII Membership Interests, (f) Holdco XVII ceases to beneficially own and control 100% of the outstanding Owner XVII Membership Interests, (g) Holdco XVIII ceases to beneficially own and control 100% of the outstanding Owner XVIII Membership Interests or (h) the Pledgor ceases to directly beneficially own and control 100% of the outstanding Borrower Membership Interests.

Notwithstanding the foregoing, any Change of Control occurring solely as a result of the exercise of remedies by the Other Lenders (or the Other Collateral Agent on their behalf) under the Other Loan Documents, including in connection with a foreclosure (whether judicial or non-judicial) on, or other sale of, all of the Capital Stock in the Pledgor, shall not be considered a “Change of Control” for purposes of this definition; provided that (i) exercise of such remedies is permitted under the Tax Equity Documents (including pursuant to the [***] Consent), (ii) any transfer of the Capital Stock in the Pledgor is to the Other Collateral Agent, an Other Lender or a Lender Controlled Transferee (each, a “Foreclosure Transferee”) and (iii) such transferee has contracted with a financially capable replacement Operator who has the Relevant Experience to the extent the Projects are not operated by a Person with the Relevant Experience.

A “Change of Control” shall be deemed to occur (A) on any subsequent transfer of the Capital Stock in the Pledgor by a Foreclosure Transferee to a third party or (B) if the Other Lenders, in the aggregate, shall otherwise fail to indirectly beneficially own and control at least 51% of the Borrower Membership Interests; provided, that no Change of Control shall be deemed to have occurred pursuant to this paragraph if (i) such transfer is permitted under the Tax Equity Documents (including pursuant to a the [***] Consent) and (ii) the Person other than the Other Lenders maintaining such interests in the Pledgor is a Qualified Owner.

“Change of Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change of Law”, regardless of the date enacted, adopted or issued.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7	TLA CREDIT AGREEMENT

“Claims” shall have the meaning given to it in Section 7.12(a).

“Class” has the meaning set forth in Section 1.04 of the Agreement.

“Closing” shall mean the funding of the Term Loans on the Closing Date pursuant to Section 2.01.

“Closing Date” shall mean the date on which all conditions precedent set forth in Section 10.01 have been satisfied or waived in writing by the Administrative Agent (acting on the instructions of all Lenders and the Issuing Bank).

“Closing Date Funds Flow Memorandum” has the meaning given to it in the Depository Agreement.

“Code” shall mean the United States Internal Revenue Code of 1986, and the regulations promulgated thereto, all as amended or as may be amended from time to time.

“Collateral” shall have the meaning given to the terms “Collateral”, “Depository Collateral”, “Collateral Account” and “Pledged Collateral”, as applicable, in the Collateral Documents all of which collectively constitute the “Collateral”.

“Collateral Accounts” shall have the meaning given to it in the Depository Agreement.

“Collateral Agency Agreement” shall mean the Collateral Agency and Intercreditor Agreement dated as of the Closing Date, among the Borrower, the Administrative Agent, the Collateral Agent and each other Secured Party party thereto from time to time.

“Collateral Agent” shall mean OneWest Bank N.A., and its successors and assigns in such capacity.

“Collateral Documents” shall mean, collectively, the Pledge Agreement, the Pledge and Security Agreement, the Cash Diversion Guaranty, the Guaranty and Security Agreements, the Guaranty and Pledge Agreement, the Collateral Agency Agreement, the Depository Agreement, the Account Control Agreements, the [***] Consent, the Management Consent Agreement, each Tenant Company Standing Instruction and each other collateral document, pledge agreement or standing instruction delivered to the Administrative Agent pursuant to Section 7.08 and Section 10.01(a), any other document or agreement that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Lender Parties and all UCC or other financing statements, instruments or perfection and other filings, recordings and registrations required to be filed or made in respect of any of the foregoing.

“Collections” shall mean without duplication (i) with respect to the Wholly Owned Opcos, the related (A) Rents and PBI Payments, including all scheduled payments and prepayments under any Customer Agreement or PBI Document, (B) pending assumption of a Customer Agreement relating to a Project, payments of Rent relating to such Project by lenders with respect to, or subsequent owners of, the property where such Project has been installed, (C)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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proceeds of the sale, assignment or other disposition of any Collateral, (D) insurance proceeds and proceeds of any warranty claims arising from manufacturer, installer and other warranties, in each case, with respect to any Projects, (E) all recoveries including all amounts received in respect of litigation settlements and work-outs, (F) all purchase and lease prepayments received from a Customer with respect to any Project, and (G) all other revenues, receipts and other payments to such Wholly Owned Opcos of every kind whether arising from their ownership, operation or management of the Projects, but excluding the Excluded Property, (ii) with respect to any Holdco, all distributions with respect to the Managing Member Membership Interests, but excluding Excluded Property, (iii) amounts contributed or otherwise paid by Sponsor to Borrower (including under the Cash Diversion Guaranty) and (iv) interest earned on amounts deposited in the Collateral Accounts during the relevant period.

“Collections Account” shall have the meaning given to it in the Depository Agreement.

“Commitment” shall mean, as to each Lender, the aggregate of such Lender’s Initial Term Loan Commitment, Delayed Draw Commitment, LC Commitment and Working Capital Loan Commitment.

“Competitor” means a Person that is in the business of developing, owning, installing, constructing or operating solar equipment and providing solar electricity from such solar equipment to residential customers located in jurisdictions where the Sponsor or any Subsidiary are then doing business, primarily through power purchase agreements, customer service or lease agreements or capital loan products and not through direct sales of solar panels or any Affiliate of such a Person, but shall not include any back-up servicer (including [***]) or any Person engaged in the business of making passive ownership or tax equity investments in such solar equipment and associated businesses so long as such Person has in place procedures to prevent the distribution of confidential information that is prohibited under this Agreement.

“Confidential Information” shall have the meaning given to it in Section 13.11.

“Consequential Losses” shall have the meaning given to it in Section 5.07(e).

“Contribution Parties” means Intermediate Holdco, Pledgor, Sunrun Solar Owner Holdco XIII, Sunrun Holdco XIII, LLC, Sunrun Solar Owner Holdco X, LLC, the Sponsor and the Borrower, provided, that, for the purposes of any representations, warranties, covenants or obligations that relate to any date that follows the Closing Date, this definition of “Contribution Parties” shall be deemed not to include Sunrun Solar Owner Holdco XIII, Sunrun Holdco XIII, LLC or Sunrun Solar Owner Holdco X, LLC as such entities are contemplated to be and are expressly permitted hereunder to be dissolved on any date following the consummation of Distribution and Contribution Transactions on the Closing Date.

“Credit Rating” means, with respect to any Person, the rating by S&P, Moody’s, Fitch or any other rating agency agreed to by the Parties then assigned to such Person’s unsecured, senior long-term debt obligations (not supported by third party credit enhancements)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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or if such entity does not have a rating for its senior unsecured long-term debt, then the rating then assigned to such Person as an issuer rating by S&P, Moody’s, Fitch or any other rating agency agreed by the Parties.

“Credit Requirements” means, with respect to any Person, that such Person has at least one of the following Credit Ratings: (a) “Baa2” or higher from Moody’s or (b) “BBB” or higher from S&P.

“Customer” shall mean a Person party to a Customer Agreement who leases, or agrees to purchase Energy produced by, a Project.

“Customer Agreement” shall mean those power purchase agreements or customer lease agreements (together with all ancillary agreements and documents related thereto, including any assignment agreement to a replacement Customer) with respect to a Project between an Opco, as owner or lessor, and a Customer, whereby the Customer agrees to purchase the Energy produced by the related Project for a fixed fee per kWh, or agrees to lease the Project for monthly lease payments, as applicable, in each case for a specified term of years.

“Customer Prepayment Event” means:

(i) a Project experiences an Event of Loss and is not repaired, restored, replaced or rebuilt to substantially the same condition as existed immediately prior to the Event of Loss within 120 days of such Event of Loss (an “Event of Loss Project”);

(ii) the early termination of any Customer Agreement (including, but not limited to, as a result of the occurrence of a default thereunder) without a replacement Customer Agreement being entered into in respect of such Project, regardless of whether or not any Relevant Party is entitled to or actually receives a termination payment from the Customer in connection with such termination;

(iii) in respect of any Project [***] (a “Defaulted Project”);

(iv) a Payment Facilitation Agreement is entered into;

(v) the elective prepayment by the Customer of any future amounts due under a Customer Agreement;

(vi) the purchase of any Project by a Customer in accordance with the terms of the applicable Customer Agreement; and

(vii) an Ineligible Customer Reassignment.

“Customer Prepayment Event Certificate” means a certificate from an Authorized Officer in the form attached to a Transfer Date Certificate, containing (i) a comprehensive report of each Customer Prepayment Event occurring during the quarterly period ending on the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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applicable Calculation Date and (ii) the Borrower’s good faith, detailed calculation of the Customer Prepayment Event Prepayment, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower’s compliance with Section 5.03(b).

“Customer Prepayment Event Prepayment” means, in respect of any Payment Date, the mandatory prepayment payable on such applicable Payment Date in accordance with Section 5.03(b).

“Debt Service” means, for any period, the aggregate amount of all principal, interest, payments in the nature of interest (including default interest and net payments under an Interest Rate Hedging Agreement), margin, letter of credit and guarantee fees, commitment fees, rent under finance leases or any other recurrent analogous costs and damages (including gross-ups and increased cost payments) payable pursuant to any Loan Document.

“Debt Service Coverage Ratio” means, for any calculation period, the ratio of

(a) the Cash Available for Debt Service for such period; to

(b) the Debt Service for such period (excluding mandatory prepayments in respect of the Loans payable during such period pursuant to Section 5.03 of this Agreement).

“Debt Service Coverage Ratio Certificate” means a certificate from an Authorized Officer in the form of Exhibit J, containing its good faith, detailed calculation of its Debt Service Coverage Ratio for the twelve-month period ending on the immediately preceding Calculation Date.

“Debt Service Reserve Account” shall have the meaning given to it in the Depository Agreement.

“Debt Sizing Parameters” shall mean the following criteria, in each case as demonstrated by the Base Case Model:

(viii) [***]; and

(ix) [***].

“Debt Termination Date” means the date on which the (a) the Commitments have expired or been terminated, (b) the principal of and interest on each Loan and all fees payable hereunder shall have been paid indefeasibly paid in cash in full and all Letters of Credit shall have expired or terminated and all Drawing Payments shall have been reimbursed (unless the outstanding amount of the LC Exposure related thereto has been Cash Collateralized) and (c) all other Obligations (other than any inchoate indemnification or expense reimbursement Obligations that expressly survive termination of the Agreement) shall have indefeasibly paid in cash in full.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11	TLA CREDIT AGREEMENT

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Deemed Full Amortization Date” means December 31, [***].

“Default” shall mean any event, occurrence or circumstance that is, or with notice or the lapse of time or both would become, an Event of Default.

“Default Rate” shall mean a rate of 2.00% per annum in excess of the rate otherwise applicable to any Loan or other Obligation, which rate shall apply in accordance with Section 5.05(b).

“Defaulted Project” has the meaning given to it in the definition of Customer Prepayment Event.

“Defaulting Lender” shall mean a Lender that (i) has defaulted in its obligations to fund any Loan or otherwise failed to comply with its obligations under Section 2.01, Section 2.02, Section 2.03 or Section 2.04, unless (x) such default or failure is no longer continuing or has been cured within ten (10) days after such default or failure or (y) such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) has notified the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 2.01, Section 2.02, Section 2.03 or Section 2.04 has made a public statement to that effect unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent shall be specifically identified in such writing) has not been satisfied or (iii) has, or has a direct or indirect parent company that, (x) has become the subject of a proceeding under any Debtor Relief Laws, or (y) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that, for the avoidance of doubt, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Delayed Draw Commitment” shall mean, as to each Lender, its obligation to make a Term Loan to the Borrower pursuant to Section 2.02 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement; provided, that the aggregate principal amount of the Lenders’ Delayed Draw Commitments shall not exceed $48,520,000 unless all the Lenders have agreed to an Incremental Loan Commitment in accordance with Section 3.04.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

12	TLA CREDIT AGREEMENT

“Delayed Draw Loan Commitment Fee” shall mean an amount equal to the product of 1.0% per annum and the average undrawn Delayed Draw Commitment (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination), for each day from the Closing Date through the expiration or earlier termination of the Availability Period.

“Delayed Draw Term Loan” shall mean an extension of credit by a Lender to the Borrower under Section 2.02.

“Depository Agreement” shall mean the Depository Agreement dated as of the Closing Date, among the Borrower, the Administrative Agent, the Collateral Agent and each the Depository Bank.

“Depository Bank” shall mean OneWest Bank N.A., and its successors and assigns in such capacity in accordance with the Depository Agreement.

“Distribution and Contribution Transactions” means the distribution and contribution transactions contemplated under the Omnibus Distribution and Contribution Agreement such that the Holdco Membership Interests, Managing Member Membership Interests, Owner Membership Interests and Tenant Membership Interests are all under the ownership of the Borrower.

“Distribution Trap” shall have the meaning given to it in the Depository Agreement.

“Distribution Trap Account” shall have the meaning given to it in the Depository Agreement.

“Dollars” shall mean U.S. dollars.

“Drawing” shall mean a drawing on a Letter of Credit by the beneficiary thereof.

“Drawing Payment” shall mean a payment in U.S. Dollars by the Issuing Bank of all or any part of the Stated Amount in conjunction with a Drawing under any Letter of Credit.

“Early Amortization Period” has the meaning given to it in the Depository Agreement.

“Economic Interest” means the direct or indirect ownership by one Person of Capital Stock in another Person. A Person who directly holds all of the Capital Stock of another Person is understood to hold an Economic Interest of one hundred percent (100%) in such other Person. For purposes of determining the Economic Interest of one Person in another Person where there are one or more other Persons in the chain of ownership, the Economic Interest of the first Person in the second Person shall be deemed proportionately diluted by Economic

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

13	TLA CREDIT AGREEMENT

Interests of less than one hundred percent (100%) held by such other Persons in the chain of ownership. For example, if Company A owns eighty percent (80%) of the Capital Stock of Company B, which in turn owns eighty percent (80%) of the partnership interests in Partnership C, which in turn owns fifty percent (50%) of the Capital Stock in Company D, then Company A would have an Economic Interest in Company D of thirty-two percent (32%).

“Eligible Assignee” shall mean any Person that is a commercial bank, insurance company, investment or mutual fund or other Person that is an “accredited investor” (as defined in Regulation D of the Securities Act of 1933, as amended) or otherwise has a tangible net worth not less than five hundred million Dollars ($500,000,000).

“Eligible Customer Agreement” shall mean a Customer Agreement in the form of one of the agreements attached hereto as Exhibit G or such other form of agreement as approved by the Administrative Agent (acting on the instructions of the Required Lenders) in writing, which forms may be modified in a manner permitted under the Tax Equity Documents to (i) comply with Law or to qualify for an applicable solar incentive program (provided such changes do not reallocate risk to the Opco, Holdco or any of its Affiliates and otherwise could not reasonably be expected to have a Material Adverse Effect or a material adverse effect on compliance by any Opco with consumer leasing and protection Law), (ii) incorporate nonsubstantive or immaterial changes reasonably agreed with a Customer or (iii) incorporate such changes as approved by the Administrative Agent acting on the instructions of the Required Lenders).

“Eligible Project” means a Project which is owned or leased by a Opco, which (i) has been Placed in Service, (ii) is not the subject of any Customer Prepayment Event described in clauses (i), (ii), (iii), (vi) and (vii) of the definition thereof, and (iii) met the qualification requirement for the purchase of the Projects as of the time of sale to the applicable Opco pursuant to the applicable Master Purchase Agreement (except to the extent of any departure in accordance with Prudent Industry Practices for which a waiver was given by the applicable Tax Equity Member and where the applicable impact thereof has been incorporated into the Base Case Model in a manner reasonably acceptable to the Administrative Agent).

“Employee Benefit Plan” shall mean any employee pension benefit plan within the meaning of Section 3(2) of ERISA (excluding any Multiemployer Plan) which is subject to Title IV of ERISA or to section 412 of the Code.

“Energy” shall mean physical electric energy, expressed in megawatt hours (“MWh”) or kilowatt hours (“kWh”), of the character that passes through transformers and transmission wires, where it eventually becomes alternating current electric energy delivered at nominal voltage.

“Environmental Laws” shall mean all present and future statutes, ordinances, codes, orders, decrees, Laws, rules or regulations of any Governmental Authority pertaining to or imposing liability or standards of conduct concerning environmental protection (including, without limitation, regulations concerning health and safety to the extent relating to human exposure to Hazardous Materials), contamination or clean-up or the use, handling, generation,

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

14	TLA CREDIT AGREEMENT

release, discharge, disposal or storage of Hazardous Material affecting the Projects, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended (to the extent relating to human exposure to Hazardous Materials), any state superlien and environmental clean-up statutes and all regulations adopted in respect of the foregoing Laws whether now or hereafter in effect.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended or as may be amended from time to time.

“ERISA Affiliate” shall mean, in relation to any Person, any other Person under common control with the first Person, within the meaning of Section 4001(a)(14) of ERISA.

“Event of Default” shall have the meaning given to it in Section 11.01.

“Event of Loss” means (a) an event which causes all or a portion of an Asset of a Relevant Party to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever (including any covered loss under a casualty insurance policy) and (b) any compulsory transfer or taking, or transfer under threat of compulsory transfer, of any Asset of a Relevant Party pursuant to the power of eminent domain, condemnation or otherwise.

“Event of Loss Project” has the meaning given to it in the definition of Customer Prepayment Event.

“Excluded Property” shall mean:

(i) all prepayment amounts due by Customers under any prepaid Customer Agreement to the extent paid at commencement of construction of the applicable Projects, inclusive of deposits paid at the signing of any Customer Agreement;

(ii) all cash proceeds from any upfront solar energy incentive programs, including proceeds pursuant to the California Solar Initiative (which are not subject to state income tax), or any other state or local solar power incentive program which provides incentives that are substantially similar to those provided under the California Solar Initiative (and which are similarly not subject to state income tax);

(iii) all cash proceeds from any state income tax credit, including proceeds pursuant to the refundable Hawaii Energy Tax Credits;

(iv) all RECs sold pursuant to an Excluded REC Contract and the proceeds of any Excluded REC Sales.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

15	TLA CREDIT AGREEMENT

“Excluded REC Contract” means any REC Contract (including any spot sale of RECs) entered into by a Tax Equity Opco or an Owner Company with a REC Purchaser for the sale of RECs; provided that (i) the RECs sold under such Excluded REC Contract shall be limited to the RECs actually produced by the Projects owned by such Subsidiary and shall not include any RECs contracted to be sold under any other REC Contract, (ii) the RECs sold under such Excluded REC Contract shall be subject to an irrevocable forward transfer (or other equivalent transfer) in favor of the REC Purchaser, (iii) such Excluded REC Contract shall not include any liquidated damages provisions or provisions for the posting of collateral or other security, (iv) the recourse of the applicable REC Purchaser to such Subsidiary shall be expressly limited to the RECs sold under such Excluded REC Contract and the proceeds thereof, (v) any Excluded REC Contract entered into after the date of this Agreement shall include a covenant from the REC Purchaser not to petition for the bankruptcy of the applicable Subsidiary and (vi) other than in respect of any spot sale of RECs entered into in the ordinary course of business, no Default or Event of Default has occurred and is continuing at the time such Excluded REC Contract is entered into.

“Excluded REC Sales” shall mean any sale, transfer or other disposition of RECs pursuant to any Excluded REC Contract.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date after the Closing Date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 5.09(a)(ii) or 5.09(e), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.09(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Executive Officer” shall mean, with respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Secretary or Treasurer of such corporation or limited liability company and, with respect to any partnership, any individual general partner thereof or, with respect to any other general partner, any executive officer of the general partner.

“Exempt Customer Agreements” shall mean (i) any Customer Agreement which has unpaid Rents that are 120 days or more past due, (ii) any Customer Agreement where (A) the Customer’s interest in the underlying host property for the applicable Project has been sold or otherwise transferred without either the Customer purchasing the Project or the new owner assuming such Customer Agreement and (B) the applicable Operator reasonably determines that

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

16	TLA CREDIT AGREEMENT

the current Customer will not make any purchase payment due under the Customer Agreement and the new owner will refuse to assume such Customer Agreement but for a Payment Facilitation Agreement in respect thereof, (iii) any Customer Agreement subject to a dispute between the Borrower and the Customer which, in light of the facts and circumstances known at the time of such dispute, the Operator reasonably determines the Customer under such Customer Agreement could reasonably be expected to stop making Rent payments due under the Customer Agreement but for a Payment Facilitation Agreement, or (iv) any Customer Agreement which has a Customer that has become eligible for and is receiving an income-qualified discount on his or her electricity rate from the applicable local utility.

“Existing Backleverage Facilities” shall mean the credit facilities pursuant to (a) that certain Credit Agreement, dated as of June 7, 2013, by and between Sunrun Solar Owner Holdco X, LLC, Ares Capital Corporation and the financial institutions as lenders from time to time party thereto, as amended by that certain Amendment to Credit Agreement thereto, dated as of October 30, 2013, and (b) that certain Credit Agreement, dated as of November 27, 2013, by and between Sunrun Solar Owner Holdco XIII, LLC, Ares Capital Corporation and the financial institutions as lenders from time to time party thereto.

“Expiration Date” shall mean, with respect to any Letter of Credit, the date of the expiration set forth therein.

“Facility” means each of (a) the Term Commitments and the Term Loans made hereunder (the “Term Facility”), (b) the Working Capital Loan Commitments and the Working Capital Loans made hereunder (the “Working Capital Facility”) and (c) the LC Commitments and the LC Exposure hereunder (the “LC Facility”).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day.

“Fee Letter” shall mean, collectively, each fee letter between the Borrower and a Lender Party and the fee letter between the Sponsor, Investec Bank plc and Investec USA Holdings Corp. dated as of September 22, 2014.

“FERC” shall mean the Federal Energy Regulatory Commission, and any successor authority.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

17	TLA CREDIT AGREEMENT

“FICO® Score” means in respect of any Customer, a credit score obtained from (a) Experian Information Solutions, Inc., (b) Transunion, LLC or (c) Equifax Inc., in each case, as the context requires.

“Financial Statements” shall mean in relationship to any Person, its consolidated statements of operations and members’ equity, statements of cash flow and balance sheets.

[***]

“Fitch” shall mean Fitch, Inc.

“Flip Point” has the meaning given to the term “Flip Point” in the applicable Limited Liability Company Agreement of a Partnership Flip Tax Equity Opco.

“Flip Point Deficit” means, as of any Calculation Date in respect of a Tracking Model for the applicable Partnership Flip Tax Equity Opco, if such Tracking Model (taking all prior and projected Cash Flows into account) reflects that the Flip Point will not occur by the Target Flip Date, the amount by which the:

(i) cash (taking into account all other projected Cash Flows) that the Tracking Model demonstrates is required to be distributed by the Partnership Flip Tax Equity Opco to a Tax Equity Member for the Flip Point to occur by no later than the Target Flip Date, is in excess of

(ii) cash (taking into account all other projected Cash Flows) that is actually projected under the Tracking Model to be distributed by the Partnership Flip Tax Equity Opco to such Tax Equity Member between the Calculation Date and the Target Flip Date.

“Flip Reserve Account” has the meaning given to it in the Depository Agreement.

“Foreign Lender” shall mean a Lender that is not a U.S. Person.

“FPA” shall mean the Federal Power Act, as amended, and FERC’s regulations thereunder.

“Funding Account” has the meaning given to it in the Depository Agreement.

“GAAP” shall mean United States Generally Accepted Accounting Principles.

“General Account” shall mean one or more deposit accounts that is segregated from each other account of Operator and held by an Operator with an Acceptable Bank:

(i) which are under the exclusive dominion and control of the Sponsor, Manager or an Operator, subject to such Operator’s agreement (A) to segregate the amounts in each such account from its own funds as trustee for the beneficiaries of the funds deposited therein and (B) not to grant a Lien over such account or the amounts deposited therein;

(ii) which are not subject to any Lien of a third party; and

(iii) into which Customers have made payment of non-recurring ACH and credit card payments.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

18	TLA CREDIT AGREEMENT

“Governmental Authority” shall mean with respect to any Person, any federal or state or local government or other political subdivision thereof or any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government.

“Grant” means a cash grant under section 1603 of the American Recovery and Reinvestment Act of 2009, as amended.

“Guarantors” shall have the meaning set forth in the recitals.

“Guaranty and Pledge Agreement” shall mean the Guaranty and Pledge Agreement executed by each of the Holdcos on the Closing Date in favor of the Administrative Agent for the benefit of the Lenders.

“Guaranty and Security Agreement” shall mean the Guaranty and Security Agreement dated as of the Closing Date executed by each Wholly Owned Opco in favor of the Administrative Agent for the benefit of the Lenders.

“Hazardous Material” shall mean all or any of the following: (i) substances, materials, compounds, wastes, products, emissions and vapors that are defined or listed in, regulated by, or otherwise classified pursuant to, or for which liability could be imposed under, any applicable Environmental Laws, including any so defined, listed, regulated or classified as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances”, “pollutants”, “contaminants”, or any other formulation intended to regulate, define, list or classify substances by reason of deleterious, harmful or dangerous properties; (ii) waste oil, oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iii) any flammable substances or explosives or any radioactive materials; (iv) asbestos or asbestos-containing materials in any form; (v) electrical or hydraulic equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (vi) radon; (vii) toxic mold; or (viii) urea formaldehyde, provided, however, such definition shall not include cleaning materials and other substances commonly used in the ordinary course of the business of the Borrower, its Subsidiaries, or any of their respective Administrative Agents, which materials exist in reasonable quantities and are stored, contained, transported, used, released, and disposed of in accordance with all applicable Environmental Laws.

“Holdco Membership Interests” shall mean the Holdco VIII Membership Interests, the Holdco XI Membership Interests, the Holdco XII Membership Interests, the Holdco XVII Membership Interests and the Holdco XVIII Membership Interests.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

19	TLA CREDIT AGREEMENT

“Holdcos” shall mean each of Holdco VIII, Holdco XI, Holdco XII, Holdco XVII and Holdco XVIII.

“Holdco VIII” has the meaning given to it in the Recitals.

“Holdco VIII Membership Interests” shall mean all of the outstanding limited liability company interests issued by Holdco VIII (including all Economic Interests and Voting Rights).

“Holdco XI” has the meaning given to it in the Recitals.

“Holdco XI Membership Interests” shall mean all of the outstanding limited liability company interests issued by Holdco XI (including all Economic Interests and Voting Rights).

“Holdco XII” has the meaning given to it in the Recitals.

“Holdco XII Membership Interests” shall mean all of the outstanding limited liability company interests issued by Holdco XII (including all Economic Interests and Voting Rights).

“Holdco XVII” has the meaning given to it in the Recitals.

“Holdco XVII Membership Interests” shall mean all of the outstanding limited liability company interests issued by Holdco XVII (including all Economic Interests and Voting Rights).

“Holdco XVIII” has the meaning given to it in the Recitals.

“Holdco XVIII Membership Interests” shall mean all of the outstanding limited liability company interests issued by Holdco XVIII (including all Economic Interests and Voting Rights).

“IG Investigation” means the investigation being conducted by the Inspector General of the US Department of the Treasury and the Department of Justice in respect of the valuation of solar power systems submitted for a Grant by the Sponsor or its Affiliates, in connection with which the Sponsor received a subpoena in July of 2012.

“Incremental Loan Amendment Documentation” shall have the meaning given to it in Section 3.02.

“Incremental Loan Commitment” shall have the meaning given to it in Section 3.01.

“Incremental Loan Commitment Increase Notice” shall have the meaning given to it in Section 3.01.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

20	TLA CREDIT AGREEMENT

“Incremental Loan Expression of Interest” shall have the meaning given to it in Section 3.02.

“Incremental Loan Increase Date” shall have the meaning given to it in Section 3.01.

“Indebtedness” shall mean, for any Person, without duplication: (i) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (ii) all unfunded amounts under a loan agreement, letter of credit, surety bond or other similar instrument (unless secured in full by cash), or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (iii) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests and any other payment required to be made in respect of any equity interests in any Person or rights or options to acquire any equity interests in any Person, but excluding any distributions required to be made (A) in respect of the outstanding class A membership interests issued by the Tax Equity Opcos or (B) to Borrower or any Subsidiary in respect of the outstanding Managing Member Membership Interests, Owner Membership Interests, Tenant Membership Interests or Holdco Membership Interests, (iv) all obligations (including all amounts to be capitalized) under leases that constitute capital leases for which such Person is liable, (v) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as borrower, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss, (vi) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets acquired by such Person (even though the rights of the seller or lender thereunder may be limited in recourse), and (vi) all guarantees of such Person in respect of any of the foregoing. The Indebtedness of a Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.

“Indemnified Amounts” shall have the meaning given to it in Section 5.08(a).

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” shall have the meaning given to it in Section 5.08(a).

“Independent” shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of each of the Relevant Parties and any Affiliate thereof, (b) does not have any direct financial interest or any material indirect financial interest in any of the Relevant Parties or any Affiliate thereof and (c) is not connected with any of the Relevant Parties or any Affiliate thereof as an officer, employee, member, manager, contractor, promoter, underwriter, trustee, partner, director or person performing similar functions.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

21	TLA CREDIT AGREEMENT

“Independent Engineer” shall mean [***].

“Ineligible Customer Reassignment” means a Customer Agreement has been assigned to a new Customer [***].

“Information” shall have the meaning given to it in Section 6.26(a).

“Initial Term Loan” shall mean an extension of credit by a Lender to the Borrower under Section 2.01.

“Initial Term Loan Commitment” shall mean, as to each Lender, its obligation to make a Term Loan to the Borrower on the Closing Date pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01; provided, that the aggregate principal amount of the Lenders’ Initial Term Loan Commitments (which, for the avoidance of doubt, is exclusive of the Delayed Draw Commitments) shall not exceed $109,980,000.

“Insurance Consultant” shall mean [***].

“Insurance Policies” shall have the meaning given to it in Section 7.13(a).

“Interest Period” shall mean, for each Payment Date, the period from and including the preceding Payment Date (or, with respect to the initial such period, the Closing Date) to but excluding such Payment Date.

“Interest Rate Determination Date” shall mean the second LIBOR Business Day preceding the first day of each Interest Period.

“Interest Rate Hedging Agreement” shall mean any Swap Agreement entered into by the Borrower in the ordinary course of business and not for speculative purposes in order to effectively cap, collar or exchange interest rates (from floating to fixed rates) with respect to any interest-bearing liability or investment of the Borrower.

“Intermediate Holdco” has the meaning given to it in the Recitals.

“Inverted Lease Back-Up Servicing Agreement” shall mean the Back-Up Servicing Agreement, to be entered into in form and substance reasonable satisfactory to the Administrative Agent, between the Operator under the Operation and Maintenance Agreement dated as of June 13, 2013, by and between Tenant XI and Operator, the Borrower, the Collateral Agent, the Other Collateral Agent and the Back-Up Servicer and each replacement for such agreement in a form and substance acceptable to the Administrative Agent entered into with a replacement back-up servicer in accordance with the terms and conditions hereof and the Inverted Lease Back-Up Servicing Agreement (from and following the date that such agreement becomes effective).

“Inverted Lease O&M Agreement” shall mean the Operation and Maintenance Agreement dated as of June 13, 2013, by and between Tenant XI and Operator each replacement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

22	TLA CREDIT AGREEMENT

for such agreement in a form and substance acceptable to the Administrative Agent entered into with an Operator in accordance with the terms and conditions hereof, the Inverted Lease Back-Up Servicing Agreement (from and following the date that such agreement becomes effective) and the other Tax Equity Documents.

“Inverted Lease Tax Equity Opco” shall mean, collectively, Tenant XI and Owner XI.

“Inverter Review Information” has the meaning given to it in Section 7.01(f).

“Investment Company Act” shall mean the United States Investment Company Act of 1940, as amended or as may be amended from time to time.

“Involuntary Bankruptcy” shall mean any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, in which Sponsor or any Relevant Party is a debtor or any Assets of any such entity is property of the estate therein.

“IRS Audit” means the audit being conducted by the Internal Revenue Service as of the Closing Date in respect of tax returns submitted by Sponsor and/or affiliated Persons.

“Issuing Bank” shall mean (a) KeyBank National Association and (b) each other LC Lender as the Borrower may from time to time select as an Issuing Bank hereunder (provided that such LC Lender meets the Credit Requirements, shall be reasonably acceptable to the Administrative Agent and has agreed to be an Issuing Bank hereunder in a writing satisfactory to the Administrative Agent), each in its capacity as an issuer of Letters of Credit hereunder, in either case together with its permitted successors and assigns in such capacity; provided, that there shall be no more than one Issuing Bank at any time.

“ITC” means the 30% investment tax credit under section 48 of the Code.

“Joint Lead Arrangers” means Investec Bank plc as sole bookrunner and joint lead arranger with respect to the Commitments, KeyBank National Association as syndication agent and joint lead arranger with respect to the Commitments, Royal Bank of Canada as documentation agent and joint lead arranger with respect to the Commitments and SunTrust Robinson Humphrey, Inc. as documentation agent and joint lead arranger with respect to the Commitments.

“[***] Amendment I” means an amendment to be entered into in respect of the Limited Liability Company Agreement of Owner VIII by and between Holdco VIII and [***], a Delaware corporation, in substantially the form attached as Exhibit F with modifications (other than in respect of the applicable Tax Equity Opco and Holdco and the [***] Class B Member Note).

“[***] Amendment II” means an amendment to be entered into in respect of the Limited Liability Company Agreement of Owner XVIII by and between Holdco XVIII and [***], a Delaware corporation, in substantially the form attached as Exhibit F.

“[***] Class B Member Note” means the “Class B Member Note” under and as defined in the Limited Liability Company Agreement of Owner XVIII.

“Knowledge” whenever used in this Agreement or any of the Loan Documents, or in any document or certificate executed pursuant to this Agreement or any of the Loan Documents, (whether by use of the words “knowledge” or “known”, or other words of similar

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

23	TLA CREDIT AGREEMENT

meaning, and whether or not the same are capitalized), shall mean, with respect to the Sponsor or any Relevant Party: (i) actual knowledge (which shall be deemed to include knowledge that would have been discovered after reasonable inquiry) of the Chief Executive Officer, Chief Financial Officer, and General Counsel of the Sponsor or any Authorized Officer of a Relevant Party, and (ii) actual knowledge (which shall be deemed to include knowledge that would have been discovered after reasonable inquiry) of those officers, employees or other persons of the Manager responsible for the day-to-day administration of the Projects or charged with effecting the duties on behalf of the Manager set forth in the Management Agreement, and the individuals who have responsibility for any policy making, major decisions or financial affairs, or primary management or supervisory responsibilities, of the Sponsor or any Relevant Party. The Borrower shall cause each Subsidiary and the Manager to promptly notify it of any event or circumstance that would require the Borrower to provide notice to a Lender Party under the Loan Documents upon Knowledge of the Borrower. Any notice delivered to the Sponsor or any Relevant Party (including to the Manager as their agent) by a Secured Party shall provide such Person with Knowledge of the facts included therein.

“Laws” shall mean, collectively, all international, foreign, Federal, state and local statutes, common law, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“LC Application”: means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank, together with a Notice of LC Activity.

“LC Availability Period” shall mean the period from the Closing Date to 30 days prior to the Maturity Date.

“LC Commitment” shall mean, as to each LC Lender, its obligation to make a LC Loan to the Borrower pursuant to Section 2.04 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement; provided, that the aggregate principal amount of the LC Lenders’ LC Commitments shall not exceed $7,900,000.

“LC Documents” means, as to any Letter of Credit, each LC Application and any other document, agreement and instrument entered into by the applicable Issuing Bank and the Borrower or in favor of such Issuing Bank and relating to such Letter of Credit.

“LC Exposure” shall mean, with respect to any LC Lender as of the date of determination, the sum of the aggregate amount of all participations by that Lender in (a) the Stated Amount of all Letters of Credit issued and outstanding at such time that have not been

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

24	TLA CREDIT AGREEMENT

Cash Collateralized, plus (b) the aggregate amount of all unreimbursed Drawing Payments made in respect of Letters of Credit at such time, plus (c) the aggregate outstanding principal amount of all LC Loans at such time.

“LC Facility” has the meaning given in the definition of “Facility”.

“LC Lender” shall mean a Lender with a LC Commitment, which as of the Closing Date is as set forth on Schedule 2.01.

“LC Loan” has the meaning set forth in Section 2.04(c)(ii) of the Agreement.

“Lender” shall have the meaning given to it in the preamble and shall include any Term Lender, LC Lender and Working Capital Lender (other than any Person that has ceased to be a party hereto pursuant to an Assignment and Assumption) and any other Person that shall have become a party hereto as a Lender pursuant to an Assignment and Assumption.

“Lender Controlled Transferee” means a Person who is transferred the Capital Stock in the Pledgor and is wholly owned, either directly or indirectly, by the Other Lenders or an agent on their behalf.

“Lender Parties” shall mean the Administrative Agent, each Lender and the Issuing Bank.

“Lending Office” shall mean, with respect to each Lender, such Lender’s address and, as appropriate, account on file with the Administrative Agent, or such other address or account as such Lender may from time to time notify to the Administrative Agent.

“Letter of Credit” shall mean a standby letter of credit substantially in the form of Exhibit C-1 governed by the laws of the State of New York and issued by the Issuing Bank under the total aggregate LC Commitment pursuant to Section 2.04(a)(i).

“LIBOR” shall mean with respect to each Interest Rate Determination Date, the rate for United States dollar deposits, rounded, if necessary, to the nearest 0.00001%, appearing on the Bloomberg Screen US0001M Index Page as the London interbank offered rate for three-month United States dollar deposits at approximately 11:00 a.m., London time, on such Interest Rate Determination Date. If, on any Interest Rate Determination Date, such rate does not appear on the Bloomberg Screen US00001M Index Page, LIBOR shall be the arithmetic mean of the offered quotations of the Reference Banks to prime banks in the London interbank market for three-month United States dollar deposits in Europe by reference to requests for quotations to the Reference Banks as of approximately 11:00 a.m. (London time) on the Interest Rate Determination Date. If, on any Interest Rate Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations. The Administrative Agent shall determine LIBOR on each Interest Rate Determination Date and the determination of LIBOR by the Administrative Agent shall be binding absent manifest error. “Reference Banks” shall mean leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

25	TLA CREDIT AGREEMENT

(ii) which have been designated as such by the Administrative Agent and are able and willing to provide such quotations to the Administrative Agent for each Interest Rate Determination Date; and “Bloomberg Screen US0001M Index Page” shall mean the display designated as page US0001M Index Page on the Bloomberg Financial Markets Commodities News (or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks). Notwithstanding the foregoing in no circumstance shall LIBOR be less than 0.00% per annum.

“LIBOR Business Day” shall mean any day on which commercial banks are open in New York, New York and London, England for international business (including dealings in United States dollar deposits).

“Lien” shall mean, with respect to any property or assets, any lien, hypothecation, encumbrance, assignment for security, charge, mortgage, pledge, security interest, conditional sale or other title retention agreement or similar lien.

“Limited Liability Company Agreement” shall mean the respective limited liability company agreement or operating agreement of each Tax Equity Opco.

“Loan Documents” shall mean, collectively, this Agreement, the Notes, if any, each Fee Letter, the Collateral Documents, the Secured Interest Rate Hedging Agreements, each Back-Up Servicing Agreement, the Omnibus Distribution and Contribution Agreement and all other documents, agreements or instruments executed in connection with the Obligations. For the avoidance of doubt, the term “Loan Documents” shall not include the Portfolio Documents.

“Loan Parties” shall mean the Borrower, Pledgor and each Guarantor.

“Loans” shall mean the Term Loans, Working Capital Loans and the LC Loans.

“Loss Proceeds” means all amounts and proceeds (including instruments) from an Event of Loss received by the Loan Parties, including, without limitation, insurance proceeds or other amounts actually received, except proceeds of business interruption insurance.

[***]

“Major Decision” means, as to each Tax Equity Opco, any of the decisions contemplated to be made in any of the Limited Liability Company Agreements which require a vote by or the consent or approval of all or a supermajority or majority of the members or the Tax Equity Members of the applicable Tax Equity Opco.

“Management Agreement” shall mean the Management Agreement between the Manager and the Borrower dated as of the Closing Date and each renewal or replacement for such agreement in a form and substance acceptable to the Administrative Agent entered into with a Manager in accordance with the terms and conditions hereof and the Wholly Owned Back-Up Servicing Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

26	TLA CREDIT AGREEMENT

“Management Consent Agreement” means the Management Consent and Agreement dated as of the Closing Date by and among the Manager, the Borrower and the Collateral Agent.

“Manager” shall mean Sponsor or a replacement manager as may hereafter be charged with management of the Borrower and the Subsidiaries in accordance with the terms and conditions hereof and the other Loan Documents.

“Managing Member Membership Interests” shall mean the Owner VIII Membership Interests, the Owner XI Membership Interests, the Tenant XI Membership Interests, the Owner XII Membership Interests, the Owner XVII Membership Interests and the Owner XVIII Membership Interests.

“Market Disruption Event” shall have the meaning given to it in Section 5.11(a)(iii).

“Master Leases” shall mean the master leases (i) between each of the Owner Companies and its related Tenant Company, as amended and restated as of the date of this Agreement or (ii) between the Inverted Lease Tax Equity Opcos.

“Master Purchase Agreements” shall mean individually and collectively, as the context requires, (i) the Owner VIII Master Purchase Agreement, (ii) the Owner XII Master Purchase Agreement, (iii) the Owner XVII Master Purchase Agreement, (iv) the Owner XVIII Master Purchase Agreement, (v) that Master Purchase Agreement dated as of October 15, 2010 between Sponsor and SunRun Solar Owner III, LLC, (vi) that Master Purchase Agreement dated as of December 1, 2009 between Sponsor and SunRun Solar Owner II, LLC, as amended by Amendment No. 1 thereto dated as of February 11, 2010 and by the First Amendment thereto dated on or around December 22, 2010, (vi) that Second Amended and Restated Master Purchase Agreement dated as of February 28, 2009 between Sponsor and SunRun Solar Owner I, LLC, as amended by Amendment No 1 thereto dated November 25, 2009 and (vii) that Master Purchase Agreement dated as of June 13, 2013 between Sponsor and SunRun Solar Owner XI, LLC.

“Master Turnkey Installation Agreement” shall mean, with respect to a Project, the master turnkey installation agreement executed in respect of such Project by Sponsor and an installer, the rights as to which are assigned to a Subsidiary with respect to a specific Project.

“Material Adverse Effect” shall mean, (i) a material adverse effect upon the business, operations, property, assets or condition (financial or otherwise) of the Borrower or any Loan Party, or (ii) the material impairment of the ability of any Loan Party or the Sponsor to perform its obligations under any Loan Document, (iii) a material adverse effect on the legality, validity or enforceability of any of the (A) Loan Documents or the rights and remedies of any Secured Party under any of the Loan Documents (including the validity, perfection or priority of the Collateral Agent’s Liens on the Collateral) or (B) Limited Liability Company Agreements or Sponsor Guaranties, or (iv) a material adverse effect on the use, value or operation of the Projects owned or leased by the Opcos taken as a whole.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

27	TLA CREDIT AGREEMENT

“Maturity Date” shall mean December 31, 2021.

“Maximum Rate” shall have the meaning given to it in Section 13.18.

“Membership Interests” shall mean the Borrower Membership Interests, the Owner Membership Interests, the Tenant Membership Interests, Managing Member Membership Interests and the Holdco Membership Interests.

[***]

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA.

“Net Available Amount” means, with respect to (i) any Asset sale by a Relevant Party, (ii) any Event of Loss, or (iii) the issuance or incurrence of any Indebtedness by any Relevant Party, the sale proceeds, Loss Proceeds, debt proceeds or other amounts received in connection therewith net of any (A) such sale proceeds, Loss Proceeds, debt proceeds or other amounts required to be allocated to a Tax Equity Member pursuant to a Tax Equity Document and (B) reasonable and documented transaction or collection expenses (as applicable).

“Non-Consenting Lender” shall mean any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 13.01 and (ii) otherwise has been approved by the Required Lenders.

“Non-Covered Services” has the meaning given to such term is defined in each applicable O&M Agreement.

“Note” shall have the meaning given to it in Section 2.06.

“Notice of LC Activity” has the meaning set forth in Section 2.04(b).

“O&M Agreements” shall mean, collectively, (i) the Tenant O&M Agreement and (ii) each Tax Equity Opco O&M Agreement.

“Obligations” shall mean the principal amount of the Loans, accrued interest thereon and all advances to, fees, costs, expenses and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document (including the Secured Hedging Obligations, any premium, reimbursements, Drawing Payments, damages, expenses, fees, costs, charges, disbursements, indemnities, and other liabilities) or otherwise with respect to any Loan, Letter of Credit or Secured Interest Rate Hedging Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that would accrue on any of the foregoing during the pendency of any bankruptcy or related proceeding with respect to any Loan Party.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

28	TLA CREDIT AGREEMENT

“Officer’s Certificate” shall mean a certificate signed by any Authorized Officer of the Borrower and delivered to the Administrative Agent.

“OID” shall have the meaning given to it in Section 5.09(g).

“Omnibus Distribution and Contribution Agreement” shall mean the Omnibus Distribution and Contribution Agreement dated the date hereof among the Borrower, Sponsor, Intermediate Holdco, Pledgor, Sunrun Solar Owner Holdco X, LLC, a Delaware limited liability company, Sunrun Solar Owner Holdco XIII, LLC, a Delaware limited liability company and Sunrun Holdco XIII, LLC, a Delaware limited liability company.

“Opco” means, collectively, each Tax Equity Opco and each Wholly Owned Opco.

“Operating Budget” means the operating budget for the Relevant Parties set out under Section 7.01(e)(i) and as approved when required by the Administrative Agent.

“Operating Expenses” means for any applicable period, all expenses and other amounts in the nature of expenses incurred by the Borrower, the Wholly Owned Opcos and, except where used in the definition of Cash Available for Debt Service, the Tax Equity Opcos during that period on a cash basis, including (without duplication) (i) payments under the Management Agreement, Back-Up Servicing Agreement, the O&M Agreements and the other Project Documents (including, without duplication, all Service Fees and costs and expenses for Non-Covered Services and capital expenditures), (ii) payments to comply with Laws (including Environmental Laws), (iii) insurance premiums to the extent not covered in the Service Fees under the O&M Agreements, (iv) Taxes (including payments in lieu of taxes), and (v) any other fee, cost and expense incurred in connection with (x) ownership, leasing and operation of the Projects held by the Wholly Owned Opcos and, except where used in the definition of Cash Available for Debt Service, the Tax Equity Opcos and (y) the ownership of the Membership Interests (including Additional Expenses and fees, costs, indemnities and expenses payable to the Secured Parties pursuant to Section 4.02(b)(i) of the Depository Agreement), but excluding (A) Debt Service and (B) expenses and amounts in the nature of expenses which are paid with the proceeds of Excluded Property or a contribution by or on behalf of the Sponsor or Pledgor as required pursuant to the Cash Diversion Guaranty.

“Operating Revenues” means for any applicable period, all Collections, received by the Borrower from the Opcos during that period on a cash basis but excluding (without duplication):

(i) any capital contribution or any other amounts contributed to the Relevant Parties by Sponsor, Pledgor or their Affiliates;

(ii) the proceeds of the Loans or any other Indebtedness incurred by a Relevant Party;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

29	TLA CREDIT AGREEMENT

(iii) any net payments to the Borrower under an Interest Rate Hedging Agreement;

(iv) the proceeds of the sale, assignment or other disposition of any Collateral or other Asset of a Relevant Party (other than (A) ordinary course sales of power or the leasing of a photovoltaic system pursuant to the Customer Agreements and (B) PBI Payments);

(v) proceeds of any Customer Prepayment Event, including any termination payment, elective prepayment or purchase payments;

(vii) Loss Proceeds and any other insurance proceeds (other than business interruption proceeds) and proceeds of any warranty claims arising from manufacturer, installer and other warranties;

(ix) any other proceeds or other amounts that are required to be mandatorily prepaid pursuant to Section 5.03 of this Agreement; and

(x) any Excluded Property and the proceeds thereof.

“Operator” shall mean (i) in respect of the Tenant O&M Agreement, the Sponsor or any replacement operator appointed in accordance with the terms and conditions herein and in the Wholly Owned Back-Up Servicing Agreement and (ii) in respect of any Tax Equity Opco O&M Agreement, the Sponsor or any replacement operator appointed in accordance with the terms and conditions herein and in the applicable Tax Equity Opco Back-Up Servicing Agreement.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Depository Agreement” shall mean the Depository Agreement dated as of the Closing Date, among Pledgor as borrower, Investec Bank plc, as Administrative Agent for the Other Lenders and OneWest Bank N.A. as collateral agent for the secured parties referred to therein and as Depository Bank.

“Other Collateral Agent” has the meaning given to the term “Collateral Agent” in the Other Credit Agreement.

“Other Credit Agreement” shall mean that certain Credit Agreement, dated as of the Closing Date, between Pledgor, as borrower, the financial institutions as lenders from time to time party thereto and Investec Bank plc, as Administrative Agent for the lenders.

“Other Lenders” has the meaning given to the term “Lenders” in the Other Credit Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

30	TLA CREDIT AGREEMENT

“Other Loan Documents” shall mean the “Loan Documents” as such term is defined in the Other Credit Agreement.

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.10(b)).

“Owner Companies” shall have the meaning given to it in the Recitals.

“Owner Membership Interests” shall mean all of the outstanding membership interests issued by the Owner Companies (including all Economic Interests and Voting Rights).

[***]

“Owner VIII” shall have the meaning given to it in the Recitals.

“Owner VIII Master Purchase Agreement” shall mean that Master Purchase Agreement effective as of October 26, 2012 between Sponsor and Owner VIII.

“Owner VIII Membership Interests” shall mean all of the outstanding class B membership interests issued by Owner VIII (including all Economic Interests and Voting Rights applicable to the managing member).

“Owner XI” shall have the meaning given to it in the Recitals.

“Owner XI Membership Interests” shall mean all of the outstanding ownership interests issued by Owner XI to its managing member in accordance with the variable percentage interests under Schedule A of the Limited Liability Company Agreement of Owner XI (including all such Economic Interests and Voting Rights applicable to the managing member).

“Owner XII” shall have the meaning given to it in the Recitals.

“Owner XII Master Purchase Agreement” shall mean that Master Purchase Agreement effective as of October 23, 2013 between Sponsor and Owner XII.

“Owner XII Membership Interests” shall mean all of the outstanding class B membership interests issued by Owner XII (including all Economic Interests and Voting Rights applicable to the managing member).

“Owner XVII” shall have the meaning given to it in the Recitals.

“Owner XVII Master Purchase Agreement” shall mean that Master Purchase Agreement effective as of May 31, 2014 between Sponsor and Owner XVII.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

31	TLA CREDIT AGREEMENT

“Owner XVII Membership Interests” shall mean all of the outstanding class B interests issued by Owner XVII (including all Economic Interests and Voting Rights applicable to the managing member).

“Owner XVIII” shall have the meaning given to it in the Recitals.

“Owner XVIII Master Purchase Agreement” shall mean that Master Purchase Agreement effective as of August 6, 2014, between Sponsor and Owner XVIII.

“Owner XVIII Membership Interests” shall mean all of the outstanding class B membership interests issued by Owner XVIII (including all Economic Interests and Voting Rights applicable to the managing member).

“Participant” shall have the meaning given to it in Section 13.05(d)(i).

“Participant Register” shall have the meaning given to it in Section 13.05(d)(ii).

“Partnership Flip Tax Equity Opco” shall mean, collectively, Owner VIII, Owner XII, Owner XVII and Owner XVIII.

“Partnership Flip Back-Up Servicing Agreement” shall mean collectively, (a) that certain Back-Up Servicing Agreement, dated as of October 26, 2012, by and between Owner VIII, the Back-Up Servicer and the Operator under the applicable Tax Equity Opco O&M Agreement, (b) that certain Back-Up Servicing Agreement, dated as of October 23, 2013, by and between Owner XII, the Back-Up Servicer and the Operator under the applicable Tax Equity Opco O&M Agreement, (c) that certain Back-Up Servicing Agreement, dated as of May 31, 2014, by and between Owner XVII, the Back-Up Servicer and the Operator under the applicable Tax Equity Opco O&M Agreement, (d) that certain Back-Up Servicing Agreement, dated as of August 6, 2014, by and between Owner XVIII, the Back-Up Servicer and the Operator under the applicable Tax Equity Opco O&M Agreement and (e) each replacement for such agreement in a form and substance acceptable to the Administrative Agent entered into with a replacement back-up servicer in accordance with the terms and conditions hereof and the Tax Equity Documents.

“PATRIOT Act” shall have the meaning given to it in Section 13.12.

“Payment Date” shall mean each January 31 (except in 2015, as set forth in the proviso below), April 30, July 31 and October 31 of each year falling after the date hereof, or if any such day is not a Business Day, the immediately preceding Business Day, provided, that, for the avoidance of doubt, the first Payment Date shall occur on April 30, 2015.

“Payment Facilitation Agreement” has the meaning given to it in Section 8.10(a).

“PBI Documents” means, with respect to a Project located in Connecticut or Colorado, (i) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the performance based incentive program maintained by such PBI Obligor and the procurement of PBI Payments and (ii) all approvals, agreements and other writings evidencing (a) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (b) that the PBI Obligor is obligated to pay PBI Payments and (c) the rate and timing of such PBI Payments.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

32	TLA CREDIT AGREEMENT

“PBI Obligor” means Xcel Energy Inc., in relation to Projects located in Colorado, and the Clean Energy Finance and Investment Authority, in relation to Projects located in Connecticut.

“PBI Payments” means, with respect to a Project located in Connecticut or Colorado and the related PBI Documents, all payments due by the related PBI Obligor under or in respect of such PBI Documents

“Permits” shall mean any and all franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required to be obtained from a Governmental Authority under any Law, rule or regulation (including those required to interconnect a Project to the applicable transmission grid).

“Permitted Indebtedness” shall have the meaning given to it in Section 8.01.

“Permitted Liens” shall mean:

(a) Liens imposed by any Governmental Authority for taxes, assessments or other governmental charges (i) that are not yet due or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted (and enforcement of such Lien shall have been stayed) so long as (x) such proceeding shall not involve any material risk of the sale, forfeiture or loss of any part of any Project and shall not interfere with the use or disposition of any Project and (y) the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security.

(b) mechanics’, materialmen’s, repairmen’s and other similar liens arising in the ordinary course of business or incident to the construction, improvement or restoration of a Project in respect of obligations (i) that are not yet due or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted (and enforcement of such Lien shall have been stayed) so long as (x) such proceedings shall not involve any material risk of forfeiture, sale or loss of any part of such Project and shall not interfere with the use or disposition of any Project, and (y) the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security;

(c) minor defects, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and that are not incurred to secure Indebtedness and encumbrances, licenses, restrictions on the use of property or minor imperfections in title that do not materially impair the property affected thereby for the purpose for which title was acquired or interfere with the operation and maintenance of a Project;

(d) judgment Liens that (i) do not involve any material risk of the sale, forfeiture or loss of any part of any Project and do not interfere with the use or disposition of any

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

33	TLA CREDIT AGREEMENT

Project, (ii) within ten Business Days of their existence or after the entry thereof, are being contested in good faith and by appropriate appeal or review proceedings (and execution thereof is stayed pending such appeal or review), (iii) for which the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security and (iv) which could not reasonably be expected to result in an Event of Default;

(e) deposits or pledges required to secure the performance of statutory obligations, appeals, supersedes and other bonds in connection with judicial or administrative proceedings and other obligations of a like nature not in excess of $50,000 in the aggregate;

(f) zoning, entitlement, conservation restrictions and other land use and environmental regulations by Governmental Authorities that do not involve any material risk of the sale, forfeiture or loss of any part of any Project and do not interfere with the use or disposition of any Project, and provided that the relevant owner of legal title to a Project is not in violation thereof;

(g) statutory Liens of banks (and rights of set off) not securing Indebtedness and incurred in the ordinary course of business;

(h) Liens created pursuant to the Loan Documents;

(i) Liens incurred to secure the obligations of an Opco under an Excluded REC Contract, solely to the extent such Liens are limited to the RECs sold under such Excluded REC Contract which are actually produced and the proceeds thereof; and

(j) in respect of the Tax Equity Opcos only, Liens permitted under the terms of the Tax Equity Documents to the extent not included in clauses (a) through (i) of this definition of “Permitted Liens” that have either (i) been approved in writing by the Administrative Agent or (ii) subject to Section 8.15, when taken together, could not reasonably be expected to result in a material adverse effect upon the business, operations, assets or condition (financial or otherwise) of any individual Tax Equity Opco.

“Person” shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

“Placed in Service” means, in respect of a Project, that it has been placed in service for U.S. federal tax purposes, including that it has been placed in a condition or state of readiness and availability for its specifically assigned function of generating electricity from solar energy and specifically that (i) all necessary permits and licenses for operating such Project have been obtained (including permission to operate from the applicable local utility), (ii) all critical tests necessary for proper operation of such Project have been performed, (iii) legal title to such Project is held by a Subsidiary (and title and control of such Project has been handed over by the installer under the applicable installation agreement), (iv) initial synchronization of such Project to the grid has occurred and (v) daily operation of such Project has begun.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

34	TLA CREDIT AGREEMENT

“Plan” shall mean an “employee benefit plan” within the meaning of section 3(3) of ERISA which is subject to Title I of ERISA; a plan, individual retirement account or other arrangement that is subject to section 4975 of the Code or provisions under any Similar Laws; and an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement.

“Pledge Agreement” shall mean that certain pledge agreement dated as of the Closing Date by and between the Pledgor and the Collateral Agent for the benefit of the Lenders, with respect to the Borrower Membership Interests.

“Pledge and Security Agreement” shall mean that certain pledge and security agreement dated as of the Closing Date by and between the Borrower and the Collateral Agent for the benefit of the Lenders.

“Pledgor” has the meaning given to it in the Recitals.

“Pledgor Collections Account” shall have the meaning given to it in the Other Depository Agreement.

“Portfolio Documents” shall mean (a) the Project Documents, (b) the Tax Equity Documents, (c) the Wholly Owned Documents and (d) the Management Agreement.

“Prepaid Customer Agreement” shall mean a Customer Agreement with respect to which the all amounts due from the Customer over the term of such Customer Agreement in respect of the delivery of Energy have been prepaid.

“Project” means a residential photovoltaic system including photovoltaic panels, racking systems, wiring and other electrical devices, conduit, weatherproof housings, hardware, inverters, remote operating equipment, connectors, meters, disconnects, over current devices and battery storage (including any replacement or additional parts included from time to time) and, unless the context otherwise requires a reference to such residential photovoltaic system only, shall include the applicable Customer Agreement and PBI Documents related to such photovoltaic system and all other related rights, Permits and manufacturer, installer and other warranties applicable thereto.

“Project Documents” shall mean (a) each Customer Agreement (including any Payment Facilitation Agreement), (b) all PBI Documents and (c) each Master Turnkey Installation Agreement.

“Project Information” means the information listed on Schedule A.

“Project Pool” means a series of Eligible Projects sold to Owner XVII or Owner XVIII in accordance with the applicable Master Purchase Agreement each of which has been Placed in Service and which has not been incorporated into the Base Case Model prior to the Subsequent Advance Date for such series of Eligible Projects.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

35	TLA CREDIT AGREEMENT

“Project State” means each state of the United States of America listed under Schedule 6.23(n).

“Prudent Industry Practices” shall mean, with respect to any Project, those practices, methods, acts, equipment, specifications and standards of safety and performance, as they may change from time to time, that (a) are commonly used to own, manage, repair, operate, maintain and improve distributed solar energy generating facilities and associated facilities of the type that are similar to such Project, safely, reliably, prudently and efficiently and in material compliance with applicable requirements of Law and manufacturer, installer and other warranties and (b) are consistent with the exercise of the reasonable judgment, skill, diligence, foresight and care expected of a distributed solar energy generating facility operator or manager in order to accomplish the desired result in material compliance with applicable safety standards, applicable requirements of Law, manufacturer, installer and other warranties and the applicable Customer Agreement, in each case, taking into account the location of such Project, including climatic, environmental and general conditions. “Prudent Industry Practices” are not intended to be limited to certain practices or methods to the exclusion of others, but are rather intended to include a broad range of acceptable practices, methods, equipment specifications and standards used in the photovoltaic solar power industry during the relevant time period.

“PUHCA” shall mean the Public Utility Holding Company Act of 2005, as amended, and FERC’s regulations thereunder.

“Qualified Owner”: any Person that [***]

“Qualifying Facility” shall mean a “qualifying facility” as defined in the regulations of FERC at 18 C.F.R. § 292.101(b)(1) that also qualifies for the regulatory exemptions from the FPA set forth at 18 C.F.R. § 292.601(c), including the exemption from regulation under Sections 205 and 206 of the FPA set forth at 18 C.F.R. § 292.601(c)(1), the regulatory exemptions from PUHCA set forth at 18 C.F.R. § 292.602(b) and the exemptions from certain state laws and regulations set forth at 18 C.F.R. § 292.602(c).

“Quotation Day” means the Interest Rate Determination Date, unless market practice differs in the London interbank market, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in the London interbank market (and if quotations would normally be given by leading banks in the London interbank market on more than one day, the Quotation Day will be the last of those days).

“REC” shall mean any credits, credit certificates, green tags or similar environmental or green energy attributes (such as those for greenhouse reduction or the generation of green power or renewable energy) created by a Governmental Authority and/or independent certification board or group generally recognized in the electric power generation industry, and generated by or associated with any Project or electricity produced therefrom, but specifically excluding any and all production tax credits, investment tax credits, grants in-lieu of tax credits and other tax benefits and any performance based incentives paid under a program maintained or administered by a utility or federal, state or local Governmental Authority.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

36	TLA CREDIT AGREEMENT

“REC Contract” shall mean a contract for the purchase of RECs and/or the related Reporting Rights.

“REC Purchaser” shall mean the purchaser of RECs and/or the related Reporting Rights under a REC Contract.

“Recapture Period” shall mean the period from the Closing Date through the fifth anniversary of the date that the Project is Placed in Service.

“Recipient” means (a) an Agent, (b) any Lender, (c) the Issuing Bank or (d) any other Secured Party, as applicable.

“Reference Banks” has the meaning given to it in the definition of LIBOR.

“Register” shall have the meaning given to it in Section 13.05(c).

“Reimbursement Date” has the meaning set forth in Section 2.04(c)(ii) of the Agreement.

“Related Party” shall mean, with respect to any Person, each of such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Experience” shall mean at least three (3) years of experience (either directly or accessed under contract through such Person’s direct or indirect parent or a third party provider) as (i) the owner or manager or (ii) the operator or manager of, not less than two hundred (200) MWs of solar generation facilities in the United States, which shall be inclusive, in part, of experience with residential distributed generation solar assets.

“Relevant Party” shall mean each of the Loan Parties and the Tax Equity Opcos.

“Rents” shall mean the monies owed to the applicable Relevant Party by the Customers pursuant to the Customer Agreements, including any lease payments under any solar lease agreement and power purchase payments under any solar power service agreement or solar power purchase agreement that is a Customer Agreement.

“Replaced Hedge Provider” shall have the meaning given to it in Section 5.10(b).

“Replacement Hedge Provider” shall have the meaning given to it in Section 5.10(b).

“Reporting Right” shall mean the right of a Person that owns a REC to report that it owns such REC (i) to any Governmental Authority or other Person under any emissions trading or reporting program, public or private, having jurisdiction over, or otherwise charged with overseeing or reviewing the activities of, such Person in respect of such REC, and (ii) to Customers or potential customers for the purposes of marketing and advertising.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

37	TLA CREDIT AGREEMENT

“Required Debt Service Reserve Amount” shall have the meaning given to it in the Depository Agreement.

“Required Facility Lenders” shall mean, with respect to any Facility, at least two Lenders (or all Lenders if there is only one Lender), other than Defaulting Lenders, representing more than 50% of the Commitments, Loans and LC Exposure, as the case may be, outstanding under such Facility.

“Required Lenders” shall mean at least two Lenders (or all Lenders if there is only one Lender), other than Defaulting Lenders, representing more than 50% of the aggregate amount of (and for the avoidance of doubt, taken together) Commitments, Loans and LC Exposure outstanding.

“Resignation Effective Date” shall have the meaning given to it in Section 12.06(a).

“Restricted Payment” means any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to an owner of a beneficial interest in such Person or otherwise with respect to any ownership or equity interest or security in or of such Person.

“Revenue Account” shall have the meaning given to it in the Depository Agreement.

“Sanctioned Country” means any country or other territory subject to a general export, import, financial or investment embargo under any Sanctions, which, as of the date of this Agreement, include Cuba, Iran, North Korea, North Sudan and Syria.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Sanctions Authority.

“Sanctions Authority” means (i) the United States, (ii) the United Nations Security Council, (iii) the European Union, (iv) the United Kingdom or (v) the respective governmental institutions of any of the foregoing including, without limitation, Her Majesty’s Treasury, the Office of Foreign Assets Control of the US Department of the Treasury, the US Department of Commerce, the US Department of State and any other agency of the US government

“Sanctions List” means any of the lists of specifically designated nationals or designated or sanctioned individuals or entities (or equivalent) issued by any Sanctions Authority, each as amended, supplemented or substituted from time to time (including any the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury).

“Secured Hedge Provider” has the meaning given to it in the Collateral Agency Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

38	TLA CREDIT AGREEMENT

“Secured Hedging Obligations” means the obligations of the Borrower under the Secured Interest Rate Hedging Agreements.

“Secured Interest Rate Hedging Agreement” means each Interest Rate Hedging Agreement entered into by the Borrower with a Secured Hedge Provider.

“Secured Party” has the meaning given to such term in the Collateral Agency Agreement.

“Service Fees” shall have the meaning given to such term in the O&M Agreements.

“Serial Defect” shall have the meaning given to such term in the Depository Agreement.

“Servicer Termination Event” means

(a) failure by Operator, Manager or Sponsor to make any payment, transfer or deposit (including payments from the General Account and payments to the Collections Account) required to be made under terms of Section 4.01, an O&M Agreement or the Management Agreement within three (3) Business Days of the date required;

(b) failure by the Manager to deliver the Manager’s report referred to in Section 7.01(a)(iii) or the Operator to deliver the Operator’s reports referred to in Section 7.01(a)(iv) within five (5) Business Days of date required to be delivered;

(c) an event of default (howsoever described) or right or cause to remove the Operator or Manager arises under the O&M Agreement or Management Agreement;

(d) an event described in Section 11.01(e) or 11.01(f) occurs with respect to the Operator or Manager;

(e) any (i) representation or warranty made by the Operator or Manager in the O&M Agreements or Management Agreement, or any Financial Statement or certificate, report or other writing furnished pursuant thereto, or (ii) certificate, report, any Financial Statement or other writing made or prepared by, under the control of or on behalf of the Operator or Manager shall prove to have been untrue or misleading in any material respect as of the date made; provided, however, that if any such misstatement is capable of being remedied and has not caused a Material Adverse Effect, the Operator or Manager (as applicable may correct such misstatement by curing such misstatement (or the effect thereof) and delivering a written correction of such misstatement, in a form and substance satisfactory to the Administrative Agent, within thirty (30) days of (x) obtaining Knowledge of such misstatement or (y) receipt of written notice from a Relevant Party or the Administrative Agent of such default;

(f) the Operator or Manager ceases to be in business of monitoring or maintaining energy equipment of a type comparable to the Projects;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

39	TLA CREDIT AGREEMENT

(g) at all times that the Sponsor is an Operator or Manager, an Event of Default shall have occurred and is continuing;

(h) the Debt Service Coverage Ratio is less than 1.05 to 1.00 on any Calculation Date; and

(i) Termination of an O&M Agreement by a Tax Equity Opco (including the Tax Equity Member on its behalf) other than at its normal expiry date in accordance with its terms.

“Similar Law” shall mean the provisions under any federal, state, local, non-U.S. or other Laws or regulations that are similar to the fiduciary responsibility provisions of Title I of ERISA or prohibited transaction provisions of Title I of ERISA or section 4975 of the Code.

“S&P” shall mean Standard & Poor’s Financial Services, LLC, a subsidiary of the McGraw-Hill Companies, Inc.

“Sponsor” shall have the meaning given to it in the Recitals.

“Sponsor Guaranty” means each of (i) the guaranty dated as of August 6, 2014 issued by Sponsor , as guarantor in favor of Owner XVIII and the “Class A Member” (as defined in Owner XVIII’s Limited Liability Agreement), (ii) the guaranty dated as of October 26, 2012 issued by Sponsor, as guarantor in favor of Owner VIII and the “Class A Member” (as defined in Owner VIII’s Limited Liability Agreement), (iii) the guaranty dated as of October 23, 2013 issued by Sponsor, as guarantor in favor of Owner XII and the “Class A Member” (as defined in Owner XII’s Limited Liability Agreement), (iv) the guaranty dated as of May 31, 2014 issued by Sponsor, as guarantor in favor of Owner XVII and the “Class A Member” (as defined in Owner XVII’s Limited Liability Agreement) and (v) the guaranty dated as of June 13, 2013 issued by Sponsor, as guarantor in favor of Tenant XI, Owner XI and [***], a Delaware limited liability company.

“Standard Rate” shall mean for any Interest Period, a rate per annum equal to LIBOR plus the Applicable Margin, calculated as of the relevant Interest Rate Determination Date.

“Stated Amount” shall mean, with respect to any Letter of Credit at any time, the total amount in U.S. Dollars available to be drawn under such Letter of Credit (as reflected on Schedule 1 to such Letter of Credit) at such time.

“[***] Amendment” means, collectively, the [***] Amendment I and the [***] Amendment II.

“[***] Amendment I” means an amendment to be entered into in respect of the Limited Liability Company Agreement of Owner XII by and between Holdco XII and [***] Corporation, a Delaware corporation, in form and substance reasonably satisfactory to the Administrative Agent.

“[***] Amendment II” means an amendment to be entered into in respect of the Limited Liability Company Agreement of Owner XVII by and between Holdco XVII and [***] Corporation, a Delaware corporation, in form and substance reasonably satisfactory to the Administrative Agent.

“Subsequent Advance Date” has the meaning given to it in Section 2.02(c).

“Subsidiaries” shall have the meaning given to it in the Recitals.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

40	TLA CREDIT AGREEMENT

“Swap Agreement”: any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

[***]

“Tax Equity Account Agreement” shall mean, collectively, (a) that certain Blocked Account Control Agreement, dated as of October 26, 2012, by and between Owner VIII, Holdco VIII, [***] and the Tax Equity Depository Bank, (b) that certain Blocked Account Control Agreement, dated as of October 23, 2013, by and between Owner XII, Holdco XII, [***] and the Tax Equity Depository Bank, (c) that certain Blocked Account Control Agreement, dated as of May 31, 2014, by and between Owner XVII, Holdco XVII, [***] and the Tax Equity Depository Bank and (d) that certain Blocked Account Control Agreement, dated as of August 6, 2014, by and between Owner XVIII, Holdco XVIII, [***] and the Tax Equity Depository Bank.

“Tax Equity Depository Bank” means [***].

“Tax Equity Documents” shall mean, for each Tax Equity Opco, the applicable Limited Liability Company Agreement, Master Purchase Agreement, Master Lease, Tax Equity Opco O&M Agreement, each Tax Equity Account Agreement, each Partnership Flip Back-Up Servicing Agreement, each Sponsor Guaranty, and any other documents reflecting an agreement between Sponsor (or any Affiliate or Sponsor) and any of the Tax Equity Members relating to such Tax Equity Members’ investment in a Project or Tax Equity Opco.

“Tax Equity Member” shall mean, with respect to any Tax Equity Opco, a member of such Tax Equity Opco other than a Holdco.

“Tax Equity Opco” shall mean, collectively, each Inverted Lease Tax Equity Opco and each Partnership Flip Tax Equity Opco.

“Tax Equity Opco Back-Up Servicing Agreement” shall mean, collectively, the Inverted Lease Back-Up Servicing Agreement (from and following the date that such agreement becomes effective) and each Partnership Flip Back-Up Servicing Agreement.

“Tax Equity Opco O&M Agreement” shall mean, collectively, (i) the Master Operation, Maintenance and Administration Agreement dated as of October 26, 2012, by and between Owner VIII and Operator, (ii) the Master Operation, Maintenance and Administration Agreement dated as of October 23, 2013, by and between Owner XII and Operator, (iii) the Master Operation, Maintenance and Administration Agreement dated as of May 31, 2014, by and between Owner XVII and Operator, (iv) the Master Operation, Maintenance and Administration Agreement dated as of August 6, 2014, by and between Owner XVIII and Operator, (v) each replacement for such agreements in a form and substance acceptable to the Administrative Agent entered into with an Operator in accordance with the terms and conditions hereof, the applicable Tax Equity Opco Back-Up Servicing Agreement and the other Tax Equity Documents and (vi) the Inverted Lease O&M Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

41	TLA CREDIT AGREEMENT

“Tax Equity Opco Representations” means the representations set forth in Part 1 of Annex B.

“Tax Exempt Person” shall mean (a) (a) the United States, any state or political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing, (b) any organization which is exempt from tax imposed by the Code (including any former tax-exempt organization within the meaning of section 168(h)(2)(E) of the Code), (c) any Person who is not a United States Person, (d) any Indian tribal government described in section 7701(a)(40) of the Code and (e) any “tax-exempt controlled entity” under section 168(h)(6)(F) of the Code; provided, however, that any such Person shall not be considered a Tax-Exempt Person to the extent that (i) the exception under section 168(h)(1)(D) of the Code applies with respect to the income from the Borrower for that Person, (ii) the Person is described within clause (c) of this definition, and the exception under section 168(h)(2)(B)(i) of the Code applies with respect to the income from the Borrower for that Person, or (iii) such Person avoids being a “tax-exempt controlled entity” under section 168(h)(6)(F) of the Code by making an election under section 168(h)(6)(F)(ii) of the Code. A Person shall cease to be a Tax Exempt Person if (i) such Person ceases to be a “tax-exempt entity” within the meaning of section 168(h)(2) of the Code or any successor provision thereto, by virtue of a change in such section or provision of the Code; or (ii) such Person ceases to be a “tax-exempt controlled entity” within the meaning of section 168(h)(6)(F) of the Code or any successor provision thereto, by virtue of a change in such section or provision of the Code.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant XI” shall have the meaning given to it in the Recitals.

“Tenant XI Membership Interests” shall mean all of the outstanding ownership interests issued by Tenant XI to its managing member in accordance with the variable percentage interests under Schedule A of the Limited Liability Company Agreement of Tenant XI (including all such Economic Interests and Voting Rights applicable to the managing member).

“Tenant Company Accounts” shall mean the Tenant Company ACH Accounts and the Tenant Company Deposit Accounts.

“Tenant Company ACH Accounts” shall mean those accounts subject to an Account Control Agreement pursuant to clause (ii) of the definition of Account Control Agreement.

“Tenant Company Deposit Accounts” shall mean those accounts subject to an Account Control Agreement pursuant to clause (i) of the definition of Account Control Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

42	TLA CREDIT AGREEMENT

“Tenant Company Standing Instructions” has the meaning given to it in Section 4.01(e).

“Tenant Companies” shall have the meaning given to it in the Recitals.

“Tenant Membership Interests” shall mean all of the outstanding membership interests issued by the Tenant Companies.

“Tenant O&M Agreement” shall mean the Master Operation and Maintenance Agreement by and among each of the Tenant Companies and Operator, and dated as of the date hereof and each replacement for such agreement in a form and substance acceptable to the Administrative Agent entered into with an Operator in accordance with the terms and conditions hereof and the Wholly Owned Back-Up Servicing Agreement (from and following the date that such agreement becomes effective).

“Term Commitment” shall mean, as to each Lender, the aggregate of such Lender’s Initial Term Loan Commitment and Delayed Draw Commitment.

“Term Facility” has the meaning given in the definition of “Facility”.

“Term Lender” shall mean a Lender with a Term Commitment, which as of the Closing Date is as set forth on Schedule 2.01.

“Term Loan” means, individually and collectively, an Initial Term Loan and a Delayed Draw Term Loan (if any). The Initial Term Loans and Delayed Draw Term Loans shall have the same terms and shall be “Term Loans” for all purposes of this Agreement and shall constitute one tranche with, and be the same Class as each other.

“Tracking Model” has, in respect of a Partnership Flip Tax Equity Opco, the meaning given to such term in the Limited Liability Company Agreement for such Partnership Flip Tax Equity Opco.

“Trade Date” shall have the meaning given to it in Section 13.05(b)(i)(B).

“Transaction Document” means, collectively, each Loan Document and each Portfolio Document.

“Transfer Date Certificate” shall have the meaning given to “Executed Withdrawal/Transfer Instructions” in the Depository Agreement.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

“[***] Consent” means the multi-party agreement dated as of the date hereof, by and among the Collateral Agent, the Other Collateral Agent, Borrower, Pledgor, Holdco XI, Owner XI, Tenant XI and [***].

“U.S. Person” shall mean any Person that is a “United States Person” as defined in section 7701(a)(30) of the Code.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

43	TLA CREDIT AGREEMENT

“U.S. Tax Compliance Certificate” shall have the meaning given to it in Section 5.09(e)(ii)(B)(II).

“Voting Rights” means the right, directly or indirectly, to vote on or cause the direction of the management and policies of a Person in ordinary and extraordinary matters through the ownership of voting securities; provided, however, that a Person shall not be deemed to hold Voting Rights if by contract or by order, decree or regulation of any Governmental Authority, such Person has effectively ceded or been divested of the power to exercise such vote on, or cause the direction of, such management and policies.

“Wholly Owned Documents” shall mean the (i) Third Amended and Restated Operating Agreement, dated as of December 31, 2014, by the Borrower, as the sole member of SunRun Solar Tenant I, LLC, a California limited liability company, (ii) Amended and Restated Operating Agreement, dated as of December 31, 2014, by the Borrower, as the sole member of SunRun Solar Tenant II, LLC, a California limited liability company, (iii) Operating Agreement, dated as of December 31, 2014, by the Borrower, as the sole member of SunRun Solar Tenant III, LLC, a California limited liability company, (iv) the Third Amended and Restated Operating Agreement, dated as of December 31, 2014, by the Borrower, as sole member of SunRun Solar Owner I, LLC, a California limited liability company, (v) Amended and Restated Operating Agreement, dated as of December 31, 2009, by the Borrower, as sole member of SunRun Solar Owner II, LLC, a California limited liability company, (vi) Amended and Restated Operating Agreement, dated as of December 31, 2014, by the Borrower, as sole member of SunRun Solar Owner III, LLC, a California limited liability company, (vii) Tenant O&M Agreement, (viii) Omnibus Sale And Contribution Agreement, dated as of June 7, 2013, by and between Sponsor and SunRun Solar Owner Holdco X, LLC, a Delaware limited liability Company, (ix) Omnibus Termination Agreement, dated as of June 7, 2013, by and between Sponsor, SunRun Solar Owner I, LLC, a California limited liability company, and SunRun Solar Tenant I, LLC, a California limited liability company, (x) Omnibus Termination Agreement, dated as of June 7, 2013, by and between Sponsor, SunRun Solar Owner II, LLC, a California limited liability company, and SunRun Solar Tenant II, LLC, a California limited liability company, (xi) Omnibus Termination Agreement, dated as of June 7, 2013, by and between Sponsor, SunRun Solar Owner III, LLC, a California limited liability company, and SunRun Solar Tenant III, LLC, a California limited liability company, (xii) Amended and Restated Master Lease, dated as of June 7, 2013, by and between SunRun Solar Tenant I, LLC, a California limited liability company, and SunRun Solar Owner I, LLC, a California limited liability company, as amended by that certain First Amendment to Sunrun I Solar Program Amended and Restated Master Lease dated as of December 31, 2014, (xiii) Amended and Restated Master Lease, dated as of June 7, 2013, by and between SunRun Solar Tenant II, LLC, a California limited liability company, and SunRun Solar Owner II, LLC, a California limited liability company, as amended by that certain First Amendment to Sunrun II Solar Program Amended and Restated Master Lease dated as of December 31, 2014 (xiv) Amended and Restated Master Lease, dated as of June 7, 2013, by and between SunRun Solar Tenant III, LLC, a California limited liability company, and SunRun Solar Owner III, LLC, a California limited liability company, as amended by that certain First Amendment to Sunrun III Solar Program Amended and Restated Master Lease dated as of December 31, 2014, (xv) Omnibus Assignment and Assumption Agreement, dated as of June 7, 2013, by and between [***] and Sponsor, and (xvi) Purchase and Sale Agreement, dated as of June 7, 2013 by and between [***] and Sponsor.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

44	TLA CREDIT AGREEMENT

“Wholly Owned Opco Back-Up Servicing Agreement” shall mean the Back-Up Servicing Agreement, to be entered into in form and substance reasonable satisfactory to the Administrative Agent, among Back-Up Servicer, Borrower, Sunrun Inc. as Sponsor and Operator, the Collateral Agent and the Other Collateral, and each replacement for such agreement in a form and substance acceptable to the Administrative Agent entered into with a replacement back-up servicer in accordance with the terms and conditions hereof and the Wholly Owned Back-Up Servicing Agreement (from and following the date that such agreement becomes effective).

“Wholly Owned Limited Liability Company Agreement” shall mean the respective limited liability company agreement or operating agreement of each Wholly Owned Opco.

“Wholly Owned Opcos” means the Owner Companies and the Tenant Companies.

“Wholly Owned Opco Representations” means the representations set forth in Part 2 of Annex B.

“Working Capital Facility” has the meaning given in the definition of “Facility”.

“Working Capital Lender” shall mean a Lender with a Working Capital Loan Commitment, which as of the Closing Date is as set forth on Schedule 2.01.

“Working Capital Loan” has the meaning set forth in Section 2.03(a) of the Agreement.

“Working Capital Loan Commitment” shall mean, as to each Working Capital Lender, its obligation to make a Working Capital Loan to the Borrower pursuant to Section 2.03 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement; provided, that the aggregate principal amount of the Working Capital Lenders’ Working Capital Loan Commitments shall not exceed $5,000,000.

“Working Capital Loan Commitment Fee” shall mean an amount equal to the product of 1.0% per annum and the average undrawn Working Capital Loan Commitment (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination), for each day from the Closing Date through the Maturity Date.

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

45	TLA CREDIT AGREEMENT

(b) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c) “or” is not exclusive;

(d) “including” shall mean including without limitation;

(e) words in the singular include the plural and words in the plural include the singular;

(f) all references to “$” are to United States dollars unless otherwise stated;

(g) any agreement, instrument or statute defined or referred to in this Agreement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its successors and permitted assigns; and

(h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

Section 1.03 Time of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.04 Class of Loan. For purposes of this Agreement, Loans may be classified and referred to by class (“Class”). The “Class” of a Loan refers to whether such Loan is a Term Loan, Working Capital Loan or an LC Loan and, when used in reference to any Commitment, refers to whether such Commitment is a Term Loan Commitment, a LC Loan Commitment or an Working Capital Loan Commitment.

ARTICLE II

THE LOANS

Section 2.01 The Initial Term Loans.

(a) Subject to the terms and conditions set forth herein, each Term Lender agrees severally, and not jointly, to make a single Initial Term Loan to the Borrower on the Closing Date in a principal amount equal to its Initial Term Loan Commitment. In no event shall the aggregate principal amount of the Initial Term Loans outstanding on the Closing Date exceed the total aggregate Initial Term Loan Commitments of all Term Lenders. Each Term Lender’s Initial Term Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to any funding of such Term Lender’s Initial Term Loan Commitment on such date.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(b) The Borrower may only make one borrowing under the Initial Term Loan Commitments, which shall be on the Closing Date. The Borrower shall deliver a Borrowing Notice to the Administrative Agent no later than 10:00 a.m. at least three (3) Business Days in advance of the Closing Date (or such shorter timeframe as may be agreed by the Administrative Agent in its sole discretion). The Borrowing Notice shall be irrevocable, shall be signed by and Authorized Officer of the Borrower and shall specify the following information in compliance with this Section 2.01:

(i) the aggregate amount of the requested Term Loan;

(ii) the proposed Closing Date, which shall be a Business Day;

(iii) the account(s) to which the proceeds of such Term Loan are to be disbursed (if applicable).

(c) The Borrower shall use the proceeds of the Initial Term Loan borrowed under this Section 2.01 solely (i) to consummate the Distribution and Contribution Transactions under Omnibus Distribution and Contribution Agreement and pay-off the Indebtedness under the Existing Backleverage Facilities, (ii) except to the extent funded with a Letter of Credit, to fund the Debt Service Reserve Account in an amount equal to the Required Debt Service Reserve Amount, (iii) to pay fees due pursuant to each Fee Letter and the Loan Documents and costs and expenses incurred pursuant to the Loan Documents or otherwise in connection with this financing, (iv) for the general corporate purposes of the Relevant Parties and a distribution to the Sponsor and (v) to pay in full all existing Indebtedness of the Subsidiaries that is not Permitted Indebtedness, in each case, consistent with the Closing Date Funds Flow Memorandum.

(d) Subject to the terms and conditions set forth herein (including the prior satisfaction or waiver of the applicable conditions precedent under ARTICLE X), each Term Lender shall make the amount of its Initial Term Loan available to the Administrative Agent (or if directed by the Administrative Agent, the Depository Bank, pursuant to the Closing Date Funds Flow Memorandum) not later than 11:00 a.m. (New York City time) on the Closing Date by wire transfer of same day funds, in Dollars to the account specified in the Closing Date Funds Flow Memorandum. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall, in accordance with the Closing Date Funds Flow Memorandum, make the proceeds of such Initial Term Loans available to the Borrower on the Closing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Initial Term Loans received into such account from the Term Lenders by 11:00 a.m. (New York City time) on the Closing Date to be credited to the account of the Borrower designated in the Borrowing Notice delivered pursuant to Section 2.01(b). Amounts borrowed under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed.

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Section 2.02 Delayed Draw Term Loans.

(a) No more than once a month during the Availability Period, the Borrower may request a Delayed Draw Term Loan in respect of a Project Pool in an aggregate amount not to exceed the total aggregate Delayed Draw Commitment of all Term Lenders by submitting a Borrowing Notice to the Administrative Agent in accordance with Section 2.02(c). Subject to the terms and conditions set forth herein, each Term Lender agrees severally, and not jointly, to make such Delayed Draw Term Loan to the Borrower in an aggregate principal amount not to exceed its Delayed Draw Commitment. Any Delayed Draw Term Loan made under this Section 2.02 shall be made by the Term Lenders ratably in proportion to their respective share of the aggregate Delayed Draw Commitments; provided that (i) the disbursement of such Delayed Draw Term Loans shall not result in the aggregate principal amount of the Delayed Draw Term Loans borrowed under this Section 2.02 exceeding the total aggregate Delayed Draw Commitments of all Term Lenders on the date of such borrowing and (ii) the disbursement of such Delayed Draw Term Loans on any Subsequent Advance Date shall not result in the aggregate principal outstanding under the Term Loans exceeding the maximum principal amount that would permit compliance with the Debt Sizing Parameters under the revised Base Case Model delivered pursuant to Section 10.02(c). Each Term Lender’s Delayed Draw Commitment shall expire on the last day of the Availability Period after giving effect to any funding of such Term Lender’s Delayed Draw Commitment on such date.

(b) Notwithstanding any provision to the contrary, the terms of the Delayed Draw Term Loans to be made hereunder on any Subsequent Advance Date shall be the same as the terms of the Initial Term Loans and other Delayed Draw Term Loans outstanding at such time and such Delayed Draw Term Loans shall be “Term Loans” for all purposes of this Agreement and shall constitute one tranche with, and be the same Class as, the Initial Term Loans made on the Closing Date pursuant to Section 2.01 and any other Delayed Draw Term Loans made on a Subsequent Advance Date pursuant to this Section 2.02.

(c) The Borrower shall deliver a Borrowing Notice to the Administrative Agent no later than 10:00 a.m. (New York City time) at least three (3) Business Days in advance of the proposed funding date. Each such Borrowing Notice shall be irrevocable, shall be signed by and Authorized Officer of the Borrower and shall specify the following information in compliance with this Section 2.02:

(i) the aggregate amount of the requested Delayed Draw Term Loan, which shall be in an aggregate minimum amount of $2,500,000 and integral multiples of $100,000 in excess of that amount or the amount of the outstanding Delayed Draw Commitment;

(ii) the applicable funding date of such Term Loan (a “Subsequent Advance Date”), which shall be a Business Day; and

(iii) the account(s) to which the proceeds of such Term Loan are to be disbursed (if applicable).

(d) Provided the Administrative Agent shall have received the applicable Borrowing Notice by no later than 10:00 a.m. (New York City time) on a Business

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Day, the Administrative Agent shall advise each Term Lender of its pro rata share of the applicable Delayed Draw Term Loan (determined as the percentage which such Term Lender’s Delayed Draw Commitment then constitutes of the aggregate Delayed Draw Commitments) no later than 2:00 p.m. (New York City time) on the Business Day immediately following the Administrative Agent’s receipt of such Borrowing Notice.

(e) The Borrower shall use the proceeds of the Delayed Draw Term Loans borrowed under this Section 2.02 solely (i) to pay a distribution to the Sponsor in reimbursement of the Sponsor for capital costs associated with the deployment of the applicable Project Pool, (ii) to fund the Debt Service Reserve Account in an amount equal to the Required Debt Service Reserve Amount, (iii) to pay the fees due pursuant to each Fee Letter and the Loan Documents and costs and expenses incurred pursuant to the Loan Documents or otherwise in connection with this financing and (iv) for the general corporate purposes of the Relevant Parties.

(f) Subject to the terms and conditions set forth herein (including the prior satisfaction or waiver of the applicable conditions precedent under ARTICLE X), each Term Lender shall make the amount of its Term Loan available to the Administrative Agent (or such Person or account directed by the Administrative Agent) not later than 11:00 a.m. (New York City time) on the applicable funding date by wire transfer of same day funds, in Dollars to such account specified by the Administrative Agent (which may include the Funding Account). Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of such Term Loans available to the Borrower on the applicable funding date by causing an amount of same day funds in Dollars equal to the proceeds of all such Term Loans received into such account from the Term Lenders by 11:00 a.m. (New York City time) on such date to be credited to the account of the Borrower designated in the Borrowing Notice delivered pursuant to Section 2.02(c). Amounts borrowed under this Section 2.02 and repaid or prepaid may not be reborrowed.

Section 2.03 Working Capital Loans. (a) Following the Closing Date, but prior to the Maturity Date, the Borrower may request a loan (a “Working Capital Loan”) in an aggregate amount not to exceed the total aggregate Working Capital Loan Commitment of all Working Capital Lenders by submitting a Borrowing Notice to the Administrative Agent in accordance with Section 2.03(b). Subject to the terms and conditions set forth herein, each Working Capital Lender agrees severally, and not jointly, to make such Working Capital Loan to the Borrower in an aggregate principal amount not to exceed its Working Capital Loan Commitment. Any Working Capital Loan made under this Section 2.03 shall be made by the Working Capital Lenders ratably in proportion to their respective share of the aggregate Working Capital Commitments; provided that the disbursement of such Working Capital Loans shall not result in the aggregate principal amount of the Working Capital Loans borrowed under this Section 2.03 exceeding the total aggregate Working Capital Loan Commitments of all Working Capital Lenders on the date of such borrowing. Each Working Capital Lender’s Working Capital Loan Commitment shall expire on the Maturity Date.

(b) The Borrower shall deliver a Borrowing Notice to the Administrative Agent for its approval (acting on the instructions of the Required Lenders) no

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later than 10:00 a.m. (New York City time) at least five (5) Business Days in advance of the proposed funding date. Each such Borrowing Notice shall be signed by and Authorized Officer of the Borrower and shall specify the following information in compliance with this Section 2.03:

(i) the proposed use of the proceeds of such Working Capital Loan;

(ii) the aggregate amount of the requested Working Capital Loan, which shall be in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount or the amount of the outstanding Working Capital Loan Commitment;

(iii) the applicable funding date of such Working Capital Loan, which shall be a Business Day; and

(iv) the account(s) to which the proceeds of such Working Capital Loan are to be disbursed (if applicable).

(c) Provided that (i) the proposed use of the proceeds of the Working Capital Loan have been approved by the Administrative Agent (acting on the instructions of the Required Lenders) in accordance with Section 2.03(d) and (ii) the Administrative Agent shall have received the applicable Borrowing Notice by no later than 10:00 a.m. (New York City time) on a Business Day, the Administrative Agent shall advise each Working Capital Lender of its pro rata share of the applicable Working Capital Loan (determined as the percentage which such Working Capital Lender’s Working Capital Loan Commitment then constitutes of the aggregate Working Capital Loan Commitments) no later than 2:00 p.m. (New York City time) on the Business Day immediately following the Administrative Agent’s receipt of such Borrowing Notice.

(d) The Borrower shall use the proceeds of the Working Capital Loans borrowed under this Section 2.03 only for lawful purposes that have been approved in writing by the Administrative Agent (acting on the instructions of the Required Lenders). Once a Borrowing Notice in respect of a Working Capital Loan has been approved by the Administrative Agent in writing it shall be irrevocable.

(e) Subject to the terms and conditions set forth herein (including the prior satisfaction or waiver of the applicable conditions precedent under ARTICLE X), each Working Capital Lender shall make the amount of its Working Capital Loan available to the Borrower not later than 11:00 a.m. (New York time) on the applicable funding date by wire transfer of same day funds, in Dollars to be credited to the Flip Reserve Account. Amounts borrowed under this Section 2.03 may be prepaid and reborrowed.

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Section 2.04 Letters of Credit.

(a) Issuance.

(i) Subject to and upon the terms and conditions set forth herein, the Borrower may request the issuance of, and the Issuing Bank hereby agrees to issue Letters of Credit, for the Borrower’s account, at any time during the LC Availability Period solely for the purposes of satisfying the Required Debt Service Reserve Amount (and the Issuing Bank shall refuse to issue a Letter of Credit for any other purpose). Letters of Credit issued hereunder shall constitute utilization of the total aggregate LC Commitment and at any time the LC Exposure of all LC Lenders at such time shall not exceed the total aggregate LC Commitment of all LC Lenders. The Issuing Bank will make available to the beneficiary thereof the original of the Letter of Credit issued by it hereunder.

(ii) Immediately upon the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by the Issuing Bank and without any further action on the part of the Issuing Bank or the LC Lenders, each LC Lender shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from the Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s LC Commitment then constitutes of the aggregate LC Commitments) of the Stated Amount under such Letter of Credit.

(iii) Each Letter of Credit (A) shall be denominated in Dollars, (B) expire no later than the earlier of (x) the 7th anniversary of its date of issuance and (y) the Maturity Date and (B) be issued subject to “Uniform Customs and Practice for Documentary Credits” (2007 Revision), International Chamber of Commerce, Publication No. 600 or “International Standby Practices 1998”, International Chamber of Commerce, Publication No. 590, as mutually agreed between the Borrower, the Administrative Agent and the applicable Issuing Bank.

(b) Notice of LC Activity.

(i) Subject to Section 2.04(d), the Borrower may request (A) the issuance or extension of any Letter of Credit and (B) any decrease or increase in the Stated Amount thereof by delivering to the Administrative Agent and the Issuing Bank an irrevocable written notice in the form of Exhibit C-2, appropriately completed (a “Notice of LC Activity”), which shall specify, among other things: the particulars of the Letter of Credit to be issued, extended or amended, including the (1) the proposed issuance, extension or amendment date of the requested Letter of Credit (which shall be a Business Day); (2) the requested Stated Amount of the Letter of Credit or the amount by which such Stated Amount is to be decreased or increased (as applicable), (3) the expiry date thereof; (4) the name and address of the beneficiary thereof; (5) the documents to be presented by such beneficiary in case of any drawing thereunder; (6) the full text of any certificate to be presented by such beneficiary in case of any drawing

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51	TLA CREDIT AGREEMENT

thereunder; and (7) and, in the case of an amendment, the Letter of Credit to be amended, the nature of the amendment and the written confirmation of the beneficiary of such Letter of Credit confirming a decrease or increase in the Stated Amount of such Letter of Credit; provided, however, that in no instance may any request for a Letter of Credit or the increase in the Stated Amount of a Letter of Credit cause the LC Exposure of all LC Lenders to exceed the total aggregate LC Commitment. The Borrower shall deliver the Notice of LC Activity to the Administrative Agent (with a copy to the Issuing Bank) by 11:00 a.m. at least five (5) Business Days before the date of issuance, extension, increase or decrease of the Stated Amount of the Letter of Credit. Additionally, the Borrower shall furnish to the applicable Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance, extension or amendment, including any LC Documents, as such Issuing Bank or the Administrative Agent may reasonably require.

(ii) Promptly after receipt of any LC Application, the applicable Issuing Bank will confirm with the Administrative Agent that the Administrative Agent has received a copy of such LC Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Upon receipt by such Issuing Bank of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, upon (x) the amendment date, in the case of a requested increase or decrease of the Stated Amount under a Letter of Credit, or (y) the date specified as being the date requested for issuance or extension, in the case of the issuance or extension of a Letter of Credit, in each case as the applicable date is specified in such Notice of LC Activity, subject to the terms and conditions set forth in this Agreement (including Section 2.04(d) and the applicable conditions precedent set forth in Section 10.04), the Issuing Bank shall, by amendment to the Letter of Credit, adjust the Stated Amount thereof downward or upward, as applicable, to reflect the decrease or increase, as applicable, or issue or extend the Letter of Credit, in each case as specified in such Notice of LC Activity. Upon the issuance of any Letter of Credit by the Issuing Bank or amendment or modification to a Letter of Credit, (1) the Issuing Bank shall promptly notify the Administrative Agent of such issuance, extension or amendment and (2) the Administrative Agent shall then promptly notify each applicable LC Lender of such issuance, extension or amendment and each such notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of each applicable LC Lender’s respective participation in such Letter of Credit.

(c) Drawing Payment, Funding of Participations, Funding LC Loans and Reimbursement.

(i) The Issuing Bank shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit so as to ascertain whether such documents

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52	TLA CREDIT AGREEMENT

appear on their face to be in accordance with the terms and conditions of such Letter of Credit. Any Drawing Payment with respect to a Letter of Credit shall reduce the Stated Amount thereof dollar for dollar. As between Borrower and Issuing Bank, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuing Bank, including any acts or omissions by any Governmental Authority; none of the above shall affect or impair, or prevent the vesting of, any of Issuing Bank’s rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not give rise to any liability on the part of Issuing Bank to Borrower. Notwithstanding anything to the contrary contained in this Section 2.04(c)(i), Borrower shall retain any and all rights it may have against Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(ii) If the Issuing Bank shall make any Drawing Payment, it shall provide notice thereof to the Borrower and the Administrative Agent by telephone (confirmed telecopy) (provided that the failure to deliver such notice shall not relieve Borrower of its obligation to reimburse the Issuing Bank in accordance with this Agreement), that such Drawing Payment has been made and the Borrower shall reimburse the Issuing Bank in respect of such Drawing Payment by paying to the Administrative Agent an amount equal to such Drawing Payment and any interest accrued pursuant to Section 2.04(g) not later than 11:00 a.m., on the Business Day (the “Reimbursement Date”) that is one Business Day following the date on which the Drawing Payment is made; provided, anything

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contained herein to the contrary notwithstanding, unless Borrower shall have notified Administrative Agent and the Issuing Bank prior to 12:00 p.m. (New York City time) on the date such Drawing Payment is made that Borrower intends to reimburse the Issuing Bank for the amount of such Drawing Payment with funds other than the proceeds of LC Loans, Borrower shall be deemed to have requested on the date that such Drawing Payment is made that its obligation to reimburse such Drawing Payment be financed by the LC Lenders through a borrowing of LC Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such Drawing Payment and, subject to no Event of Default having occurred, each LC Lender shall, on the Reimbursement Date with respect to such Drawing Payment make loans (“LC Loans”) ratably (based on the percentage which such LC Lender’s LC Commitment then constitutes of the total aggregate LC Commitments) in an aggregate amount equal to such Drawing Payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse the Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of LC Loans are not received by the Issuing Bank on the date of such Drawing Payment in an amount equal to the amount of such Drawing Payment, Borrower shall reimburse the Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such Drawing Payment over the aggregate amount of such applicable LC Loans, if any, which are so received. All such Loans shall be secured by the Collateral Documents as if made directly to the Borrower.

(iii) Immediately upon the issuance of each Letter of Credit, each LC Lender shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s LC Commitment then constitutes of the aggregate LC Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that the Borrower shall fail for any reason to reimburse the Issuing Bank as provided in clause (ii) above on the applicable Reimbursement Date, the (A) Issuing Bank shall promptly notify the Administrative Agent of the unreimbursed amount of such Drawing Payment with respect to a Letter of Credit and each LC Lender’s respective participation therein and (B) then the Administrative Agent shall promptly notify each LC Lender of the unreimbursed amount of such Drawing Payment with respect to a Letter of Credit and such LC Lender’s respective participation therein. Each LC Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s LC Commitment then constitutes of the aggregate LC Commitments) of each such Drawing Payment on a Letter of Credit within one Business Day after receiving notice. Each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. In the event that any LC Lender fails to make available to Issuing Bank on such

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business day the amount of such LC Lender’s participation in such Letter of Credit as provided in this Section 2.04(c)(iii), Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Issuing Bank for the correction of errors among banks and thereafter at LIBOR. Nothing in this Section 2.04(c)(iii) shall be deemed to prejudice the right of any LC Lender to recover from Issuing Bank any amounts made available by such LC Lender to Issuing Bank pursuant to this Section 2.04(c)(iii) in the event that the payment with respect to a Letter of Credit in respect of which payment was made by such LC Lender constituted gross negligence or willful misconduct on the part of Issuing Bank. In the event Issuing Bank shall have been reimbursed by other LC Lenders pursuant to this Section 2.04(c)(iii) for all or any portion of any drawing honored by Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each LC Lender which has paid all amounts payable by it under this Section 2.04(c)(iii) with respect to such honored drawing such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s participation in the reimbursed Drawing Payment then constitutes of the aggregate reimbursed Drawing Payment) of all payments subsequently received by Issuing Bank from Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to an LC Lender at its primary address set forth below its name on Appendix B or at such other address as such Lender may request.

In the event the Issuing Bank shall have been reimbursed by the applicable LC Lenders pursuant to this Section 2.04(c)(iii) for all or any portion of any Drawing Payment, the Issuing Bank shall distribute to each applicable LC Lender which has paid all amounts payable by it under this Section 2.04(c)(iii) such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s participation in the reimbursed Drawing Payment then constitutes of the aggregate reimbursed Drawing Payment) of all payments subsequently received by the Issuing Bank from Borrower in reimbursement of such applicable Drawing Payment when such payments are received.

(d) Other Reductions of Stated Amount; Cancellation or Return.

(i) The Borrower may, from time to time upon five (5) Business Days’ notice and the delivery of a Notice of LC Activity pursuant to clause (b) above to the Administrative Agent, the Issuing Bank and the LC Lenders, (1) permanently reduce the total aggregate LC Commitment or (2) the Stated Amount of any Letter of Credit, in each case by the amount of $50,000, or an integral multiple thereof, or, the Borrower may, from time to time upon five (5) Business Days’ prior notice to the Administrative Agent, the Issuing Bank and the LC Lenders, cancel any Letter of Credit in its entirety; provided, however, that (x) so long as any Obligations remain outstanding, the Administrative Agent shall be satisfied that no reduction or cancellation would result in the amounts available under the Debt Service Reserve Account being less than the Required Debt Service Reserve Amount at such time or cause a violation of any provision of this

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Agreement or a breach of any provision of any other Loan Document and (y) in respect of a reduction or cancelation of an issued Letter of Credit, the Administrative Agent shall have received written notice from the applicable beneficiary of such Letter of Credit, confirming such reduction or cancellation. The total aggregate LC Commitment shall not be reduced if the effect thereof would be to cause the LC Exposure of all LC Lenders to exceed the total aggregate LC Commitment. Upon the expiration or cancelation of a Letter of Credit, the Stated Amount in respect of such Letter of Credit shall be permanently reduced to zero.

(ii) Once reduced or cancelled solely pursuant to clause (i) above, the total aggregate LC Commitment may not be increased.

(iii) Any reductions to the total aggregate LC Commitment shall be applied ratably to each applicable LC Lender’s Commitment.

(iv) The Letters of Credit shall expire on their respective Expiration Dates, or on such earlier date if canceled pursuant to the terms of the Agreement or the applicable Letter of Credit.

(e) Commercial Practices; Obligations Absolute. The Borrower assumes all risks of the acts or omissions of beneficiary or transferee of any Letter of Credit with respect to the use of such Letter of Credit. The obligations of the Borrower to reimburse the Issuing Bank for any Drawing Payments and to repay any Loans made by the applicable LC Lenders pursuant to Section 2.04(c) and the obligations of the applicable LC Lenders under Section 2.04(c) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances regardless of: (i) the use which may be made of the Letters of Credit or for any acts or omissions of any beneficiary or transferee in connection therewith; (ii) any reference which may be made to the Agreement or to the Letters of Credit in any agreements, instruments or other documents; (iii) the validity, sufficiency or genuineness of documents (including the Agreement) other than the Letters of Credit, or of any endorsement(s) thereon, which appear on their face to be valid, sufficient or genuine, as the case may be, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by the Issuing Bank against presentation of documents which do not strictly comply with the terms of the Letters of Credit, including failure of any documents to bear any reference or adequate reference to such Letters of Credit so long as such documents substantially comply with the terms of the Letter of Credit; (v) any amendment or waiver of or any consent to departure from all or any terms of any of the Loan Documents; (vi) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against any beneficiary or transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), the Administrative Agent, the Issuing Bank, any Lender or any other Person, whether in connection with the Agreement, the transactions contemplated herein or in the other Loan Documents, or in any unrelated transaction; (vii) any breach of contract or dispute among or between the Borrower, the Administrative Agent, the Issuing Bank, any Lender, or any other Person; (viii) any demand, statement, certificate, draft or other document presented under the

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Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (ix) any extension of time for or delay, renewal or compromise of or other indulgence or modification to a Drawing Payment or a Loan granted or agreed to by the Administrative Agent, the Issuing Bank, or any applicable Lender in accordance with the terms of the Agreement; (x) any failure to preserve or protect any Collateral, any failure to perfect or preserve the perfection of any Lien thereon, or the release of any of the Collateral securing the performance or observance of the terms of this the Agreement or any of the other Loan Documents; or (xi) any other circumstances whatsoever in making or failing to make payment under the Letters of Credit, except that, in each case, payment by Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of Issuing Bank under the circumstances in question as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(f) Indemnification. Without duplication of any obligation of Borrower under Section 5.06, in addition to amounts payable as provided herein, Borrower hereby agrees to protect, indemnify, pay and save harmless Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel) which Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction or (2) the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any act or omission by any Governmental Authority.

(g) Interim Interest. If the Issuing Bank shall make any Drawing Payment, then, unless Borrower shall reimburse such Drawing Payment in full on the date such Drawing Payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such Drawing Payment is made to but excluding the date that the Borrower reimburses such Drawing Payment in full, at a rate equal to LIBOR, in effect from time to time, plus the Applicable Margin; provided that, if Borrower fails to reimburse such Drawing Payment on the Reimbursement Date applicable thereto pursuant to Section 2.04(c)(ii) through the conversion to an LC Loan, or otherwise, then such overdue amount shall bear interest (after as well as before judgment) at a rate equal to the LIBOR, in effect from time to time, plus the Applicable Margin, plus 2% per annum. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank.

Section 2.05 Computation of Interest and Fees. All computations of interest shall be made on the basis of a year of 360 days and actual days elapsed. Interest shall accrue on each Loan at an interest rate per annum equal to the Standard Rate from the day on which the Loan is made until, but not including the day on which the Loan is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 5.01(b), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

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Section 2.06 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note substantially in the form of Exhibit H-1 (in the case of a Term Loan), Exhibit H-2 (in the case of a Working Capital Loan) and Exhibit H-3 (in the case of a LC Loan), (each, a “Note”), which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

ARTICLE III

INCREASE OF LOAN FACILITIES

Section 3.01 Request for Increase. The Borrower may seek expressions of interest from the Lenders to provide on a pro rata basis new Delayed Draw Commitments (each an “Incremental Loan Commitment”) from time to time by delivery of an updated Base Case Model (in accordance with Section 3.03(b)) and written notice to the Administrative Agent (such notice, an “Incremental Loan Commitment Increase Notice”); provided, that:

(i) any request for an Incremental Loan Commitment shall be in a minimum principal amount of $10,000,000 and a maximum principal amount equal to the lesser of (A) an amount that would result in the updated Base Case Model showing pro forma compliance with the Debt Sizing Parameters and (B) $75,000,000; provided, that the amount of any Incremental Loan Commitment approved by the Lenders shall be determined by each of them in their sole discretion;

(ii) no request for an Incremental Loan Commitment may be made after the end of the Availability Period;

(iii) the Borrower shall provide to the Administrative Agent such information that is reasonably requested by the Administrative Agent or any Lender to evaluate the request for an Incremental Loan Commitment;

(iv) on the date of any request by the Borrower for an Incremental Loan Commitment, the conditions set forth in Section 3.03(a), (b), (c) and (d) shall have been satisfied.

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An Incremental Loan Commitment Increase Notice shall set out (A) the amount of the Incremental Loan Commitment requested, (B) the date on which such Incremental Loan Commitments are requested to be effective (each an “Incremental Loan Increase Date”), which shall not be less than sixty (60) days nor more than one hundred and twenty (120) days after the date of such notice and (C) the requested maturity date, upfront fees, margin, commitment fees and other terms applicable in respect of such Incremental Loan Commitment and the Delayed Draw Term Loans contemplated to be made in respect of such Incremental Loan Commitment.

Section 3.02 Lender Expressions of Interest. Upon receipt of an Incremental Loan Commitment Increase Notice pursuant to Section 3.01, the Lenders shall have thirty (30) days to provide expressions of interest in participating in a requested Incremental Loan Commitment by delivering to the Administrative Agent an expression of interest (each, an “Incremental Loan Expression of Interest”). No Incremental Loan Expression of Interest shall be construed to be a commitment or offer to lend money or otherwise extend, arrange or underwrite credit and any such commitment is expressly subject to the receipt of final credit approvals, satisfactory due diligence, finalization of satisfactory definitive documentation as may be required by the Lenders and the Issuing Bank in connection with the Incremental Loan Commitment, including in respect of this Agreement and the Cash Diversion Guaranty (the “Incremental Loan Amendment Documentation”) and other conditions precedent required by all the Lenders and the Issuing Bank in their sole discretion, including those set out in Section 3.03 below and in the Incremental Loan Amendment Documentation. Each Lender and the Issuing Bank reserves the right in its sole discretion to determine, for any reason, not to participate in the Incremental Loan Commitment and any agreement to include an Incremental Loan Commitment under this Agreement shall be subject to the consent of all Lenders and the Issuing Bank (including non-participating Lender Parties) which may be given in their sole discretion.

Section 3.03 Conditions to Effectiveness of Increase. Without limitation to any other conditions as may be required by the Lenders in their sole discretion under the Incremental Loan Amendment Documentation, any Incremental Loan Commitment would be subject to the occurrence of the Closing Date and the satisfaction of each of the following conditions on such Incremental Loan Increase Date in a manner satisfactory to the Administrative Agent (acting on the instructions of all Lenders and the Issuing Bank, and unless waived in writing by the Administrative Agent with the consent of all Lenders and the Issuing Bank):

(a) no Default or Event of Default shall have occurred and be continuing;

(b) immediately before and after giving effect to the Incremental Loan Commitment, the Borrower is or would be in pro forma compliance with the Debt Sizing Parameters, as evidenced by delivery of an updated Base Case Model incorporating proposed new Relevant Parties and assuming the Incremental Loan Commitment is fully drawn pursuant to an agreed disbursement schedule;

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(c) the Borrower shall have provided true and complete copies of all Portfolio Documents associated with any proposed new Relevant Parties;

(d) no Distribution Trap is then in effect;

(e) executed counterparts of the Incremental Loan Amendment Documentation and any other Transaction Documents and amendments to the existing Transaction required in connection with such Incremental Loan Commitment;

(f) favorable opinions in connection with the Incremental Loan Amendment Documentation and the Incremental Loan Commitment;

(g) the Lenders shall have completed their due diligence in respect of the proposed new Relevant Parties, their Portfolio Documents and the Incremental Loan Commitment and shall have received final credit committee approvals with respect to such Incremental Loan Commitment;

(h) since the Closing Date, no Material Adverse Effect shall have occurred or be continuing;

(i) the representations and warranties set forth in Article VI and in each other Loan Document (including the Incremental Loan Amendment Documentation) shall be true and correct in all material respects as of the Incremental Loan Increase Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date);

(j) the Administrative Agent shall have received a duly executed Incremental Loan Commitment Increase Notice and any fee letters entered into in connection with such Incremental Loan Commitment;

(k) the Administrative Agent shall have received for its own account, and for the account of each Incremental Loan Lender entitled thereto, all fees due and payable as of the Incremental Loan Increase Date pursuant to any fee letter, and all costs and expenses, including costs, fees and expenses of legal counsel, for which invoices have been presented; provided that costs, fees and expenses of legal counsel may be subject to caps as agreed to between the Borrower and the relevant party;

(l) the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Incremental Loan Increase Date signed by an Authorized Officer of the Borrower certifying that each of the conditions set forth in this Section 3.03 (and such other conditions as are required by the Lenders pursuant to the Incremental Loan Amendment Documentation) have been met as of the Incremental Loan Increase Date;

(m) The Lender Parties have received all documentation and other information required by regulatory authorities under the applicable “know your customer” and Anti-Money Laundering Laws, including the PATRIOT Act, to be delivered to financial institutions in connection with a transaction such as those contemplated by the Incremental Loan Amendment Documentation; and

(n) all the lenders under the Other Credit Agreement have provided their express written consent to the terms of the Incremental Loan Amendment Documentation and the incurrence of the Incremental Loan Commitment by the Borrower.

Section 3.04 Amendment of the Loan Documents. The Incremental Loan Amendment Documentation and any other Transaction Documents and amendments to the existing Transaction Documents shall be in a form and substance satisfactory to each Lender.

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ARTICLE IV

ACCOUNTS AND RESERVES

Section 4.01 Deposits to Collections Account.

(a) The Borrower shall cause the Manager to transfer any Collections consisting of checks representing recurring payments to a Tenant Company into the applicable Tenant Company Deposit Account no later than the third (3rd) Business Day following receipt; provided, that if a Customer payment is unable to be identified through no fault of the Manager exercising commercially reasonable efforts, such check shall be deposited with the applicable Tenant Company Deposit Account, no later than three (3) Business Days following the identification of such Customer payment.

(b) The Borrower shall cause the Manager to deposit any Collections consisting of non-recurring Customer ACH or credit card payments into a General Account. The Borrower shall cause the Manager to use commercially reasonable efforts to identify the payor of any non-recurring Customer ACH or credit card payments as soon as reasonably practicable and shall cause all payments that have been identified as being payable to the Wholly Owned Opco to be deposited into the applicable Tenant Company Deposit Account no less frequently than twice monthly.

(c) The Borrower shall cause the Manager to deposit any Collections consisting of recurring Customer ACH or debit card payments into the applicable Tenant Company ACH Account upon receipt of such payments.

(d) The Borrower shall cause the Manager to deposit all Collections consisting of checks representing PBI Payments received on or after the Closing Date into the applicable Tenant Company Deposit Account no later than thirty (30) days following the receipt of such checks by or on behalf of the Manager.

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(e) Pursuant to standing instructions in a form reasonably acceptable to the Administrative Agent (the “Tenant Company Standing Instructions”), the Borrower shall cause the Manager to transfer any amounts deposited into a Tenant Company Deposit Account on a daily basis into the Collections Account, subject to a maximum retention amount of:

(i) $5,000, for the Tenant Company Deposit Account held by SunRun Solar Tenant I, LLC;

(ii) $5,000, for the Tenant Company Deposit Account held by SunRun Solar Tenant II, LLC; and

(iii) $5,000, for the Tenant Company Deposit Account held by SunRun Solar Tenant III, LLC.

(f) The Borrower shall cause the Manager to transfer any amounts deposited into a Tenant Company ACH Account on a daily basis into the Collections Account, subject to a maximum retention amount of:

(i) $5,000, for the Tenant Company ACH Account held by SunRun Solar Tenant I, LLC;

(ii) $10,000, for the Tenant Company ACH Account held by SunRun Solar Tenant II, LLC; and

(iii) $8,000, for the Tenant Company ACH Account held by SunRun Solar Tenant III, LLC.

(g) The Borrower shall cause the Holdcos to deposit all Collections consisting of distributions in respect of the Managing Member Membership Interests directly into the Revenue Account (other that any distributions received in respect of the proceeds of Excluded Property, as evidenced by documentation reasonably acceptable to the Administrative Agent).

(h) The Borrower shall cause all amounts from the Collection Account to be swept into the Revenue Account on each Calculation Date (and if such Calculation Date is not a Business Day, then on the next succeeding Business Day).

(i) The Borrower shall maintain the Collateral Accounts with an Acceptable Bank, and shall cause (i) each Operator to maintain any General Account with an Acceptable Bank and (ii) the Wholly Owned Opcos to maintain all Tenant Company Deposit Accounts and Tenant Company ACH Accounts with an Acceptable Bank.

ARTICLE V

ALLOCATION OF COLLECTIONS; PAYMENTS TO LENDERS

Section 5.01 Payments.

(a) At least three (3) Business Days prior to each Payment Date, the Borrower shall deliver, or cause Manager to deliver, to the Administrative Agent, Collateral Agent and Depository Bank, a Transfer Date Certificate in the form attached as Exhibit B to the Depository Agreement. All withdrawals and transfers will be made based upon the information provided in the Transfer Date Certificate.

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(b) Payments Generally. All payments to be made by the Borrower shall be made free and clear of any Liens and without restriction, condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise provided below, all payments made with respect to the Loans on each Payment Date shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 12:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its pro rata share of the principal amount paid according to the outstanding principal amounts of the applicable Loan held by the Lenders (or other applicable share of such payment as expressly provided herein) in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 12:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

Section 5.02 Optional Prepayments. The Borrower (or Sponsor on Borrower’s behalf) may, upon irrevocable written notice to the Administrative Agent at any time or from time to time, voluntarily prepay Loans in whole or in part in minimum amounts of not less than $1,000,000 (or, in the case of Working Capital Loans, such lesser amount as may be outstanding); provided that such notice must be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days (or such shorter period as is acceptable to the Administrative Agent) prior to any date of prepayment. Each such notice shall specify the date and amount of such prepayment. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s pro rata share of such prepayment. Upon giving of the notice, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued but unpaid interest on the principal amount prepaid. Each prepayment shall be paid to the Lenders in accordance with their respective pro rata share of the outstanding principal amount of such Loan.

Section 5.03 Mandatory Principal Payments. The Borrower shall make the following mandatory prepayments on the Loans:

(a) On the date of receipt thereof, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 5.04, 100% of the Net Available Amount of all proceeds in cash and cash equivalents (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) to the Borrower or any other Loan Party from:

(i) without limitation to Article XI, the issuance or incurrence of any Indebtedness by any Relevant Party (other than as permitted to be incurred pursuant to Section 8.01 of this Agreement);

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(ii) all Loss Proceeds received in connection with any Event of Loss (other than Loss Proceeds in respect of any Project, which shall be applied in accordance with Section 5.03(b) below); and

(iii) the sale, assignment or other disposition of any Asset of a Relevant Party (other than (A) ordinary course sales of power or the leasing of a photovoltaic system pursuant to the Customer Agreements, (B) PBI Payments, (C) the sale of Excluded Property or (D) a sale or assignment of an Asset that is a Customer Prepayment Event).

(b) On each Payment Date, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 5.04, an amount determined by multiplying [***] by the present value of the reduction of future Collections resulting from or attributable to each Customer Prepayment Event occurring during the calendar quarter ending on the immediately prior Calculation Date (disregarding any proceeds received in respect of such Customer Prepayment Event and assuming that no future Collections will be received in respect of any Event of Loss Project, Defaulted Project or a Project in respect of which an Ineligible Customer Reassignment has occurred) discounted at a rate of [***] per annum; provided that, notwithstanding anything to the contrary herein, the Sponsor may, but shall not be required to, contribute capital to the Borrower to satisfy its prepayment obligations under this clause Section 5.03(b).

(c) On each Payment Date during an Early Amortization Period, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 5.04, 100% of the amounts deposited in and standing to the credit of the Revenue Account and the Distribution Trap Account after giving effect to all prior withdrawals and transfers pursuant to Section 4.02(b) of the Depository Agreement.

(d) Concurrently with any prepayment of the Loans pursuant to Section 5.03(a), Borrower shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net cash proceeds or other amounts to be prepaid, as the case may be. In the event that Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

(e) At the same time as a Transfer Date Certificate is provided prior to each Payment Date, Borrower shall provide to Administrative Agent a Customer Prepayment Event Certificate. The Administrative Agent may notify the Borrower in writing of any suggested corrections, changes or adjustments to a Customer Prepayment Event Certificate that are not inconsistent with the terms of this Agreement.

Section 5.04 Application of Prepayments. Amounts prepaid pursuant to Section 5.02 or Section 5.03 shall be applied (1) first, on a pro rata basis to (A) the outstanding Term Loans to be applied pro rata to remaining scheduled installments thereof and

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(B) all early termination payments due and payable to the Hedge Providers on any partial early termination of an Interest Rate Hedging Agreement required to be made in connection with such prepayment and (2) second, on a pro rata basis, to prepay any outstanding Working Capital Loans and LC Loans. Any Letter of Credit outstanding after payment of the Loans in full and cancellation of the Commitments shall be cancelled.

Section 5.05 Payments of Interest and Principal.

(a) Subject to the provisions of Section 5.05(b) below, each Loan shall bear interest on the outstanding principal amount thereof for the Interest Period at a rate per annum equal to the Standard Rate for the Interest Period.

(b) If (i) any amount payable by the Borrower under any Loan Document is not paid when due, whether at stated maturity, by acceleration or otherwise, (ii) an Event of Default occurs pursuant to Section 11.01(e) or Section 11.01(f) or (iii) the Borrower is in default of its obligations under Section 7.26, all outstanding Obligations shall thereafter bear interest (including post-petition interest in any proceeding under any Debtor Relief Law), payable on demand, at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws until such defaulted amount shall have been paid in full or such failure to comply with Section 7.26 shall have been waived (as applicable). Payment or acceptance of the increased rates of interest provided for in this Section 5.05(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Secured Party.

(c) Interest on each Loan shall be due and payable in arrears (i) on each Payment Date, (ii) on the Maturity Date, (iii) upon prepayment of any Loans in accordance with Section 5.03 and (iv) at maturity (whether by acceleration or otherwise), provided, that interest payable pursuant to Section 5.05(b) shall be payable on demand. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d) On each Payment Date, the Borrower shall pay principal then due on the Loans. The principal due in respect of the Term Loans on each Payment Date are set forth on Annex A, as such Annex is amended from time to time in accordance with the terms of this Agreement (the “Amortization Schedule”). The Amortization Schedule (a) shall be updated (i) on the date of any funding of any Delayed Draw Term Loan pursuant to Section 2.02 and (ii) as necessary on or prior to each Payment Date to take into account the reduction of principal in connection with any voluntary prepayment or mandatory prepayment on the Term Loans pursuant to Section 5.02 or Section 5.03 occurring since the last Payment Date and (b) any such updated Amortization Schedule shall be delivered to the Borrower within five (5) Business Days of the date of (A) any date of funding of any such Delayed Draw Term Loan or (B) any such voluntary prepayment or mandatory prepayment of Term Loans, as applicable. The Borrower shall have not more than five (5) Business Days following receipt of the updated Amortization Schedule to (i) notify Administrative Agent of any corrections that are not inconsistent with the terms of this Agreement or (ii) confirm in writing the accuracy of such updated Amortization Schedule. Once the Borrower has confirmed in writing the accuracy of the updated

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Amortization Schedule (inclusive of any corrections suggested by Borrower pursuant to the immediately previous sentence), the Administrative Agent shall send such updated Amortization Schedule to each of the Lenders, provided, that, Borrower shall be deemed to have confirmed the accuracy of any such updated Amortization Schedule if it does not notify the Administrative Agent of any corrections within five (5) Business Days of initial receipt of the updated Amortization Schedule.

(e) To the extent not previously paid, the Borrower shall repay to the Administrative Agent, for the account of the Term Lenders, each Term Loan in full, together with all accrued and unpaid interest thereon and fees and costs and other amounts due and payable under the Loan Documents with respect to such Term Loans, on the Maturity Date.

(f) The Borrower shall repay to the Administrative Agent, for the account of the Working Capital Lenders, each Working Capital Loan in full, together with all accrued and unpaid interest thereon and fees and costs and other amounts due and payable under the Loan Documents with respect to such Working Capital Loans, (i) at least once each calendar year, such that there is zero principal outstanding under the Working Capital Loans for at least five (5) consecutive Business Days in any calendar year and (ii) on the Maturity Date.

(g) To the extent not previously paid from cash applied on a Payment Date pursuant to the Depository Agreement, the Borrower shall repay to the Administrative Agent, for the account of the LC Lenders, each LC Loan in full, together with all accrued and unpaid interest thereon and fees and costs and other amounts due and payable under the Loan Documents with respect to such LC Loans, on the Maturity Date.

Section 5.06 Fees.

(a) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender pro rata to their Delayed Draw Commitments, the Delayed Draw Loan Commitment Fee, payable quarterly in arrears on (i) each Payment Date and (ii) the final day of the Availability Period.

(b) The Borrower agrees to pay to the Administrative Agent, for the account of each Working Capital Lender pro rata to their Working Capital Loan Commitments, the Working Capital Loan Commitment Fee, payable quarterly in arrears on (i) each Payment Date and (ii) the Maturity Date.

(c) The Borrower agrees to pay to the Administrative Agent, for the account of each LC Lender pro rata to their participation in any Letter of Credit, letter of credit fees equal to (1) the Applicable Margin times (2) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination), payable quarterly in arrears on (i) each Payment Date and (ii) the last day of the LC Availability Period.

(d) The Borrower agrees to pay directly to Issuing Bank, for its own account, such documentary and processing charges for any issuance, amendment, transfer or payment of

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a Letter of Credit as are in accordance with Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

(e) The Borrower agrees to pay the Lender the fees in accordance with the Fee Letters.

(f) In addition to any of the foregoing fees, the Borrower agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon between the Borrower and the applicable Agent.

Section 5.07 Expenses, etc..

(a) The Borrower agrees to pay to the Secured Parties (i) all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including the reasonable and documented third-party fees and out-of-pocket expenses of its counsel, its insurance consultant, any independent engineers and other advisors or consultants retained by it), (ii) all reasonable and documented costs and expenses in connection with any actual or proposed amendments of or modifications of or waivers or consents under this Agreement or the other Loan Documents, including in each case the reasonable and documented fees and out-of-pocket expenses of counsel with respect thereto; provided, that, at the request of the Borrower, the Administrative Agent shall consult with the Borrower at its request regarding the estimated amount of expenses that would be incurred, (iii) all costs and expenses (including fees and expenses of counsel) incurred by any Secured Party (for the account of such Secured Party), if any, in connection with the enforcement of this Agreement or any of the other Loan Documents or the transactions contemplated thereby or any restructuring or workout proceedings (whether or not consummated) and Taxes contemplated thereto, and the other documents delivered thereunder or in connection therewith, and (iv) all Additional Expenses.

(b) The Borrower agrees to timely pay in accordance with applicable Law any and all present or future stamp, transfer, recording, filing, court, documentary and other similar Taxes payable in connection with the execution, delivery, filing, recording of, from the receipt or perfection of a security interest under, or otherwise with respect to, any of the Loan Documents, and agrees to save the Lenders and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such Taxes, in each case, as the same are incurred.

(c) Once paid, all fees or other amounts or any part thereof payable under this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby shall not be refundable under any circumstances, regardless of whether any such transactions are consummated. All fees and other amounts payable hereunder shall be paid in Dollars and in immediately available funds.

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(d) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 5.07(a) or Section 5.08 to be paid by it to the Administrative Agent (or any sub-Administrative Agent thereof) or any Related Party, and without limitation of the obligations of the Borrower and such Related Parties to pay such amounts, each Lender severally agrees to pay to the Administrative Agent (or any such sub-Administrative Agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on such Lender’s percentage of the Commitments, Loans and LC Exposure outstanding) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-Administrative Agent) in its capacity as such, or against any Related Party, acting for the Administrative Agent (or any such sub-Administrative Agent) in connection with such capacity. The obligations of the Lenders hereunder to make payments pursuant to this Section 5.07(d) are several and not joint. The failure of any Lender to make any payment under this Section 5.07(d) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its payment under this Section 5.07(d).

(e) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, neither the Borrower, any Secured Party nor any of their respective Affiliates shall assert, and each of them hereby waives and acknowledges, that no other Person shall have any claim against any Indemnitee, the Borrower or any of the Borrower’s Affiliates on any theory of liability, for (i) any special, indirect, consequential or punitive losses or damages (as opposed to direct or actual losses or damages) or (ii) any loss of profit, business, or anticipated savings (such losses and damages set out in the foregoing clauses (i) and (ii), collectively, the “Consequential Losses”), in each case arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that nothing contained in this Section 5.07(e) shall limit the Borrower’s indemnity and reimbursement obligations under Section 5.08 in respect of any third party claims made against any Indemnitee with respect to Consequential Losses of such third party, Section 5.09 and Section 5.11. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through internet, telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for any such damages resulting from any material breach by such Indemnitee of this Agreement or the other Loan Documents or that otherwise results from the gross negligence or willful misconduct of such Indemnitee as determined by a final judgment of a court of competent jurisdiction which has become non-appealable.

(f) Payments. All amounts due under this Section 5.07 or Section 5.08 shall be payable on the immediately succeeding Payment Date after demand therefor.

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Section 5.08 Indemnification. Without limiting any other rights which any such Person may have hereunder or under applicable Law, the Borrower hereby agrees to indemnify the Agents, the Lenders, each other Secured Party and each Related Party of any of the foregoing Persons (each of the foregoing Persons being individually called an “Indemnitee”), from and against any and all damages, losses, claims, liabilities and related costs and expenses (other than any Taxes expressly addressed elsewhere in this Agreement), including, but not limited to, reasonable and documented attorneys’ fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) arising out of or relating to:

(i) any transaction financed or to be financed in whole or in part, directly or indirectly with the proceeds of the Loans, including in connection with the repayment of the Indebtedness under the Existing Backleverage Facilities or the Distribution and Contribution Transactions;

(ii) the execution or delivery of this Agreement, any other Loan Document or any Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby;

(iii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit);

(iv) the grant to the Administrative Agent or the Collateral Agent for the benefit of, or to any of, the Secured Parties of any Lien on the Collateral or in any other Property of the Borrower or any other Person or any membership, partnership or equity interest in the Borrower or any other Person and the exercise by the Agents (or the other Secured Parties) of their rights and remedies (including foreclosure) under any Collateral Document;

(v) the breach of any representation or warranty made by or on behalf of any Relevant Party, any Contribution Party or the Manager (to the extent that the Manager is an Affiliate of the Borrower) set forth in this Agreement or the other Loan Documents, or in any other report or certificate delivered by any Relevant Party or the Manager or any of their Affiliates pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

(vi) the failure by any Relevant Party, a Contribution Party or the Manager (to the extent that the Manager is an Affiliate of the Borrower) to comply in any material manner with any of the Loan Documents or any applicable Law, or the non-conformity of any Project with any such applicable Law;

(vii) the failure of the Operator and the Manager (to the extent that the Operator or Manager, as applicable, is an Affiliate of the Borrower), as applicable, to

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operate the Projects in accordance with the applicable standard set forth in the O&M Agreement or the Management Agreement, as applicable, or to perform its duties in a good and workmanlike manner consistent with Prudent Industry Practice;

(viii) any dispute, claim, offset or defense (other than discharge in bankruptcy) of a Relevant Party, Contribution Party or a counterparty to a Portfolio Document to any payment under any Portfolio Document based on such Portfolio Document not being a legal, valid and binding obligation of such Relevant Party or counterparty, as applicable, enforceable against it in accordance with its terms;

(ix) any investigation, proceeding, claim or action commenced or brought by or before any Governmental Authority or related to any Transaction Document;

(x) the failure of any Relevant Party or any of their Affiliates to comply with all consumer leasing and protection Laws applicable to any of the Projects or Portfolio Documents;

(xi) any and all broker’s or finder’s fees claimed to be due in connection with the issuance of the Loans;

(xii) any recapture of a Grant or ITC, inclusive of any penalties, interest or other premiums due in respect thereof;

(xiii) any amounts required to be repaid or returned by a Relevant Party in respect of any Excluded Property, inclusive of any penalties, interest or other premiums due in respect thereof;

(xiv) any of the items listed in Schedule 6.10 or Schedule 6.11 (including the IG Investigation and the IRS Audit);

(xv) any release of Hazardous Materials by a Loan Party or with respect to a Project;

(xvi) any claims by a Tax Equity Member against the applicable Holdco or Tax Equity Opco or any other Person (including under an indemnity);

(xvii) the Existing Backleverage Facilities and the Indebtedness thereunder; or

(xviii) any claim that the Distribution and Contribution Transactions do not constitute an absolute transfer of the Owner Membership Interests, the Tenant Membership Interests, the Managing Member Membership Interests and the Holdco Membership Interests under the ownership of the Borrower;

but excluding Indemnified Amounts to the extent finally determined by a judgment of a court of competent jurisdiction that has become non-appealable to have resulted from gross negligence or

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willful misconduct on the part of such Indemnitee; provided, that notwithstanding the foregoing, the Borrower shall not be required to indemnify any Indemnitee for legal fees or expenses of more than one counsel, plus any additional local counsel that may be required or any other additional counsel that may be required due to an actual or potential conflict of interest, the availability of other defenses or the risk of criminal liability (including criminal fines or penalties) being incurred, to such Indemnitee.

(b) The Borrower shall not, without the prior written consent of any Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is or could have been a party and indemnity could have been sought hereunder by such Indemnitee, unless such settlement (i) seeks only monetary damages and does not seek any injunctive or other relief against an Indemnitee, (ii) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (iii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of such Indemnitee.

Section 5.09 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law (which, for purposes of this Section 5.09, shall include FATCA). If any applicable Law (as determined in the good faith discretion of the Administrative Agent or the Borrower, as applicable, taking into account the information and documentation delivered pursuant to Section 5.09(e) below) requires the deduction or withholding of any Tax from any such payment by the Administrative Agent or the Borrower, then the Administrative Agent or the Borrower shall be entitled to make such deduction or withholding.

(ii) If the Administrative Agent or the Borrower are required to deduct or withhold any Tax described in Section 5.09(a)(i) and must timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the applicable Law, and if the Tax is an Indemnified Tax, then, the sum payable by the Borrower shall be increased as necessary so that after the deduction or withholding (including deductions or withholdings applicable to additional sums payable under this Section 5.09) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(c) Tax Indemnifications. (i)The Borrower shall and does hereby indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.09(c)) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. The Borrower shall and does hereby indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 5.09(c)(ii) below.

(ii) Each Lender shall and does hereby severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (y) the Administrative Agent and the Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.05(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Borrower, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 5.09, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

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(e) Status of Lenders; Tax Documentation.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(ii) Without limiting the generality of the foregoing, each Lender agrees that on the Closing Date or any other date after the Closing Date such Lender becomes a party to this Agreement, and from time to time thereafter upon reasonable request, it will deliver to each of the Borrower and the Administrative Agent either:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to (a) the Closing Date or (b) such other date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), in the case of clause (b) to the extent it is legally entitled to do so, whichever of the following is applicable:

(I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed original of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and/or (y) with respect to any other applicable payments under any Loan Document, an executed original of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) establishing an

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exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II) an executed originals of IRS Form W-8ECI;

(III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) an executed certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed original of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable); or

(IV) to the extent a Foreign Lender is not the beneficial owner, (x) an executed original of IRS Form W-8IMY, accompanied by one or more of the following executed forms from each of the Foreign Lender’s direct or indirect partners/members, or Participants, or any Participant’s direct or indirect partners/ members, as appropriate: IRS Form W-8ECI, IRS Form W-8BEN, or IRS Form W-8BEN-E (whichever is applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-8IMY, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable, and (y) a withholding statement to the extent one is required by the Code; provided that if the Foreign Lender is a partnership for U.S. federal income tax purposes and one or more direct or indirect partners/members of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender shall provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4;

(C) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to (a) the Closing Date or (b) such other date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), in the case of clause (b) to the extent it is legally entitled to do so, executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

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(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date.

(iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 5.09 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. Unless required by applicable Law, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.09, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.09 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Recipient, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.09(f), in no event will the applicable Recipient be required to pay any amount to the Borrower pursuant to this Section 5.09(f) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise

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imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 5.09(f) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(g) OID. The Borrower and the Lenders agree (i) that the Loans are to be treated as indebtedness of the Borrower for U.S. federal income tax purposes, (ii) to the extent that the Borrower or a Governmental Authority determines that the Loans were made with original issue discount (“OID”) for U.S. federal income tax purposes, to report such OID as interest expense and interest income, respectively, in accordance with sections 163(e)(1) and 1272(a)(1) of the Code, (iii) not to file any tax return, report or declaration inconsistent with the foregoing, and (iv) any OID shall constitute principal for all purposes under this Agreement. The inclusion of this Section 5.09(g) is not an admission by any Lender that it is subject to United States taxation.

(h) Survival. Each party’s obligations under this Section 5.09 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

Section 5.10 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 5.11(d), or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender, pursuant to Section 5.09, then at the request of the Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.09 or Section 5.11(d) (as the case may be), in the future, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 5.11(d), or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender, pursuant to Section 5.09 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 5.10(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.05), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.11 or Section 5.09) and obligations under this Agreement and the related Loan Documents (other than any Secured Interest Rate Hedging Agreement) to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 13.05;

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(ii) such Lender shall have received payment of an amount equal to the outstanding Obligations owed (including all principal of its Loans, accrued interest thereon, accrued fees and all other amounts) to it hereunder and under the other Loan Documents (including any amounts under Section 5.11(f)) from the assignee (to the extent of such Obligations) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 5.11(d) or payments required to be made pursuant to Section 5.09, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with applicable Law; and

(v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

In the event the replaced Lender (or an Affiliate of such Lender) is party to any Secured Interest Rate Hedging Agreement, then the replaced Lender (or Affiliate of such Lender) (the “Replaced Hedge Provider”) under such Secured Interest Rate Hedging Agreement may elect to (A) terminate such Secured Interest Rate Hedge Agreement in accordance with its terms or (B) require the Borrower to cause the novation of such Secured Interest Rate Hedging Agreement so that the entire notional amount set forth in the original Secured Interest Rate Hedging Agreement is subject to the novated Secured Interest Rate Hedging Agreements with the Eligible Assignee referred to above (or an Affiliate of such Eligible Assignee) (the “Replacement Hedge Provider); provided, however, that in the event of any novation the Replacement Hedge Provider and transaction documentation must be acceptable to the Replaced Hedge Provider in its sole discretion and the Borrower shall be responsible for all additional costs resulting from any assignment or novation of any Secured Interest Rate Hedging Agreement under this clause (b), including any fees or additional credit or other margins (such costs, fees and margins to be reasonably acceptable to the Administrative Agent) and, to the extent of any mark-to-market payment, the Replaced Hedge Provider shall determine any amounts payable to or by it in respect of the assignment as if an “Additional Termination Event” occurred under the Secured Interest Rate Hedging Agreement with the Borrower as the sole Affected Party (as defined therein).

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

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Section 5.11 Change of Circumstances.

(a) Market Disruption.

(i) If a Market Disruption Event occurs in relation to a Loan for any Interest Period, then the rate of interest on each Lender’s participation in that Loan for that Interest Period shall be the percentage rate per annum which is the sum of:

(A) the Applicable Margin; and

(B) the percentage rate per annum notified to the Administrative Agent by that Lender, as soon as practicable and in any event not later than five (5) Business Days before interest is due to be paid in respect of that Interest Period (or such later date as may be acceptable to the Administrative Agent), as the cost to that Lender of funding its participation in that Loan from whatever source(s) it may reasonably select.

(ii) In relation to a Market Disruption Event under paragraph (iii)(B) below, if the percentage rate per annum notified by a Lender pursuant to paragraph (i)(B) above shall be less than LIBOR or if a Lender shall fail to notify the Administrative Agent of any such percentage rate per annum, the cost to that Lender of funding its participation in the relevant Loan for the relevant Interest Period shall be deemed, for the purposes of paragraph (i) above, to be LIBOR.

(iii) In this Agreement “Market Disruption Event” means (A) at or about noon (London time) on the Quotation Day for the relevant Interest Period, LIBOR is to be determined by reference to the Reference Banks and none or only one of the Reference Banks supplies a rate to the Administrative Agent to determine LIBOR for dollars for the relevant Interest Period, or (B) at 5 p.m. on the Business Day immediately following the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders (whose participations in the relevant Loan exceed thirty-five percent (35%) of that Loan) that the cost to it of obtaining matching deposits in the London interbank market would be in excess of LIBOR.

(iv) If a Market Disruption Event shall occur, the Administrative Agent shall promptly notify the Lenders and the Borrower thereof.

(b) Alternative basis of interest or funding. If a Market Disruption Event occurs and the Administrative Agent or the Borrower so requires, the Administrative Agent and the Borrower shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest. Any alternative basis agreed pursuant to the immediately preceding sentence shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties. In the event that no substitute basis is agreed at the end of the thirty day period, the rate of interest shall continue to be determined in accordance with the terms of this Agreement (including Section 5.11(a)).

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(c) Illegality. If, at any time, any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining or continuation of its Loans has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), (i) that Lender shall promptly notify the Administrative Agent upon becoming aware of that event, (ii) upon the Administrative Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled, and (iii) the Borrower shall repay that Lender’s participation in the Loan on the last day of the Interest Period occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by law).

(d) Increased Costs. If any Change of Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any Issuing Bank;

(ii) subject any Recipient to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, Issuing Bank or other Recipient, the Borrower will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

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(e) Capital Requirements. If any Lender or Issuing Bank determines that any Change of Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by any Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change of Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

(f) Compensation for Breakage or Non-Commencement of Interest Periods. Borrower shall compensate each Lender Party, upon written request by such Lender Party (which request shall set forth the basis for requesting such amounts), for all losses, expenses and liabilities (including any interest paid or payable by such Lender to lenders of funds borrowed by it to make or carry its Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (whether as a result of the failure to satisfy any applicable conditions or otherwise other than a default by such Lender) a borrowing of any Loan does not occur on a date specified therefor in a Borrowing Notice; (ii) if any prepayment or other principal payment of any of its Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its Loans is not made on any date specified in a notice of prepayment given by Borrower.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and each Lender Party that the statements set forth in this Article VI are true, correct and complete in all respects as of (i) the Closing Date, (ii) the date of each borrowing of Delayed Draw Term Loans under Section 2.02, (iii) the date of each issuance, extension or increase of the Stated Amount of the Letter of Credit during the Availability Period pursuant to Section 2.04, or (iv) the date of each borrowing of Working Capital Loans under Section 2.03.

Section 6.01 Organization, Powers, Capitalization, Good Standing, Business.

(a) Organization and Powers. Each Relevant Party and each Contribution Party is duly organized, validly existing and in good standing under the Laws of its state of formation. Each Relevant Party and each Contribution Party has all requisite power and authority to own and operate its properties, to carry on its businesses as now conducted and proposed to be conducted. Each Relevant Party and each Contribution Party has all requisite power and authority to enter into each Transaction Document to which it is a party and to perform the terms thereof.

(b) Qualification. Each Relevant Party and each Contribution Party is duly qualified and in good standing in each state or territory where necessary to carry on its present businesses and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 6.02 Authorization of Borrowing, etc.

(a) Authority. The Borrower has the power and authority to incur, and the Loan Parties have the power and authority to guarantee, the Indebtedness represented by the Loans, the Secured Hedging Obligations and the Loan Documents. The execution, delivery and performance by each Loan Party and each Contribution Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Loan Party or Contribution Party.

(b) No Conflict. The execution, delivery and performance by each Relevant Party and each Contribution Party of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) conflict with or result in a violation or breach of the terms of (x) its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be; (y) any provision of material Law applicable to it or (z) any order, judgment or decree of any Governmental Authority binding on it or any of its material properties; (2) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material properties; or (3) result in or require the creation or imposition of any Lien upon its assets (other than the Liens created under the Collateral Documents).

(c) Consents. The execution and delivery by each Relevant Party and each Contribution Party of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or any other Person (including any Tax Equity Member or Comerica, Inc. and their Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect.

(d) Binding Obligations. Each of the Transaction Documents to which a Relevant Party or Contribution Party is a party has been duly executed and delivered by such Relevant Party or Contribution Party thereto and is the legally valid and binding obligation of such Relevant Party or Contribution Party, enforceable against it, in accordance with its respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar Laws affecting creditor’s rights.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 6.03 Title to Membership Interests

(a) Upon the consummation of the Distribution and Contribution Transactions on the Closing Date, the Borrower shall be the sole member of each of the Wholly Owned Opcos and the Holdcos, and shall have good and valid legal and beneficial title to all of the Membership Interests issued by such entities, free and clear of all Liens other than Permitted Liens. All of such issued and outstanding Membership Interests have been duly authorized and validly issued and, upon the consummation of the Distribution and Contribution Transactions on the Closing Date, are owned of record and beneficially by the Borrower and were not issued in violation of any preemptive right. There are no voting agreements or other similar agreements with respect to the Membership Interests.

(b) [Reserved]

(c) Each Holdco has good and valid legal and beneficial title to all of the Managing Member Membership Interests in the applicable Tax Equity Opco held by it, free and clear of all Liens other than Permitted Liens. All of the issued and outstanding Managing Member Membership Interests have been duly authorized and validly issued and, as of the Closing Date, are owned of record and beneficially by the Holdco identified in the Recitals and were not issued in violation of any preemptive right. There are no voting agreements or other similar agreements with respect to the Managing Member Membership Interests.

(d) The Pledgor is the sole member of the Borrower and has good and valid legal and beneficial title to all of the Borrower Membership Interests, free and clear of all Liens other than Permitted Liens. All of the issued and outstanding Borrower Membership Interests have been duly authorized and validly issued and, as of the Closing Date, are owned of record and beneficially by Pledgor and were not issued in violation of any preemptive right. There are no voting agreements or other similar agreements with respect to the Borrower Membership Interests.

(e) Other than pursuant to the Omnibus Distribution and Contribution Agreement, there are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the Membership Interests. Except for (i) the call rights of the Holdcos under the Tax Equity Documents, with respect to the membership interests of the Tax Equity Members in the Tax Equity Opcos and (ii) the withdrawal right of [***] to Holdco XI under the Tax Equity Documents, in respect of [***] membership interests in Tenant XI, there are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the membership interests in a Tax Equity Opco. There are no agreements or arrangements for the issuance by any Relevant Party of additional equity interests.

(f) Prior to the consummation of the Distribution and Contribution Transactions on the Closing Date, Schedule 6.03(f) accurately sets forth the ownership structure of the Relevant Parties underneath the Sponsor.

(g) After the consummation of the Distribution and Contribution Transactions on the Closing Date, Schedule 6.03(g) accurately sets forth the ownership structure of the Relevant Parties underneath the Sponsor. The Borrower has no subsidaries other than as shown on Schedule 6.03(g).

(h) Schedule 6.03(h) sets forth the name and jurisdiction of incorporation or formation of each Loan Party and the Tax Equity Opcos and the percentage of each class of Capital Stock owned by any Loan Party.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 6.04 Governmental Authorization; Compliance with Laws.

(a) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Relevant Party or any Contribution Party of this Agreement or any other Transaction Document, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to this Agreement or the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 6.04, all of which have been duly obtained, taken, given or made and are in full force and effect as of the Closing Date.

(b) Each of the Sponsor and the Relevant Parties is, and the business and operations of each such Person and its development, construction and operation of the Projects are, and always have been, conducted in all respects in compliance with all material Laws (including, without limitation, laws with respect to consumer leasing and protection but not including Environmental Laws which are addressed under Section 6.16), and none of Sponsor or any Relevant Party has received written notice from any Governmental Authority of an actual or potential violation of any such Laws, except as does not constitute or could not reasonably be expected to constitute a Material Adverse Effect.

Section 6.05 Solvency. No Loan Party or Contribution Party has entered into any Loan Document with the actual intent to hinder, delay, or defraud any creditor. After giving effect to the issuance of the Loans (and the use of proceeds thereof), the fair saleable value of the Loan Parties’ assets, taken as a whole, exceeds and will, immediately following the making of any Loans, exceed the Loan Parties’ total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent obligations. The fair saleable value of the Loan Parties’ assets, taken as a whole, is and will, immediately following the making of any Loans (and the use of proceeds thereof), be greater than the Loan Parties’ probable liabilities, including the maximum amount of its contingent obligations on its debts as such debts become absolute and matured. The Loan Parties’ Assets, taken as a whole, do not and, immediately following the making of any Loans (and the use of proceeds thereof) will not, constitute unreasonably small capital to carry out the business of the Loan Parties as conducted or as proposed to be conducted. The Borrower does not intend for it or any Subsidiary to, and does not believe that any such Person will, incur Indebtedness and liabilities beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by the Loan Parties and the amounts to be payable on or in respect of obligations of the Loan Parties).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 6.06 Use of Proceeds and Margin Security; Governmental Regulation.

(a) No portion of the proceeds from the making of the Loans will be used by the Borrower, a Loan Party, a Contribution Party or any other Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System. Nor is Borrower engaged principally, or as one of its principal activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined or used in Regulation T, U or X of the Federal Reserve Board).

(b) Each of the Projects is a Qualifying Facility.

(c) The Borrower and each of the Subsidiaries are either not subject to, or are exempt from, regulation (i) as a “public utility” or a “holding company” under the FPA, or (ii) under PUHCA.

(d) The Borrower and each of the Subsidiaries are either not subject to, or are exempt from, regulation as a “public utility,” an “electric utility,” “electric corporation,” or a “holding company,” or similar terms, under the relevant State’s laws or regulations, including state laws and regulations respecting the rates of electric utilities and the financial and organizational regulations of electric utilities.

(e) None of the Borrower or any Subsidiary is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act.

(f) None of the Borrower or any Subsidiary is subject to regulation under any federal or state statute or regulation that limits their ability to incur indebtedness for borrowed money.

(g) Solely as the result of the execution and delivery of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents, or the performance of obligations under the Loan Documents, none of the Lenders will become subject to regulation (i) as a “public utility” or a “holding company” under the FPA, (ii) under PUHCA, or (iii) as a “public utility,” an “electric utility,” “electric corporation,” or a “holding company,” or similar terms, under the relevant State’s laws or regulations.

Section 6.07 Defaults; No Material Adverse Effect.

(a) No Default or Event of Default has occurred and is continuing.

(b) Since the later of (i) the Closing Date and (ii) the last date any Delayed Draw Term Loans were advanced pursuant to Section 2.02, no event, condition or circumstance has occurred which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 6.08 Financial Statements; Books and Records.

(a) Except as set forth on Schedule 6.08, all Financial Statements which have been furnished by or on behalf of any Relevant Party, the Sponsor or any of their Affiliates to the Administrative Agent in connection with the Loan Documents have been prepared in accordance with GAAP, consistently applied and present fairly in all material respects the financial condition of the Persons covered thereby as of the respective dates thereof, subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual capital accounts in calculating net loss attributable to noncontrolling interests in conformity with GAAP.

(b) All books, accounts and files of each Relevant Party are accurate and complete in all material respects, and Borrower has access to all such books and records and the authority to grant access to such books and records to the Secured Parties.

Section 6.09 Indebtedness. The Borrower and the Subsidiaries have no outstanding Indebtedness other than (i) the Obligations and other Permitted Indebtedness and (ii) solely on the Closing Date, the Indebtedness under the Existing Backleverage Facilities which will be directly repaid in full on the Closing Date from the disbursement of the proceeds of the Initial Term Loans. The Obligations under the Loan Documents constitute Indebtedness of the Borrower and the Subsidiaries secured by a first ranking priority security interest in the Collateral. As of the Closing Date, no other Indebtedness of the Borrower or the Subsidiaries ranks senior in priority to the Obligations.

Section 6.10 Litigation; Adverse Facts. There are no judgments outstanding against the Sponsor or any Relevant Party, or affecting any of the Projects or any other property of any Relevant Party, nor to the Relevant Parties’ Knowledge is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or threatened against the Sponsor or any Relevant Party, respectively, or any of the Projects that relates to the legality, validity or enforceability of any of the Transaction Documents, the ability of a Secured Party to exercise any of its rights in respect of the Collateral or the Collateral Documents or, other than as set forth in Schedule 6.10, that could reasonably be expected to result in a Material Adverse Effect.

Section 6.11 Taxes. All U.S. federal, state, local tax returns and reports, and all other material tax returns or reports, of the Relevant Parties required to be filed have been timely filed (or any such Person has timely filed for a valid extension and such extension has not expired), and all material taxes, assessments, fees and other governmental charges (including any payments in lieu of taxes) upon such Persons and upon their properties, assets, income, profits, businesses and franchises which are due and payable have been timely paid except to the extent the same are being contested in accordance with Section 7.06, and/or adequate reserves under GAAP are maintained, as listed on Schedule 6.11. There are no Liens

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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for Taxes (other than Liens for Taxes not yet due and payable) on any assets of any Relevant Party, no unresolved written claim has been asserted with respect to any Taxes of any Relevant Party, no waiver or agreement by any Relevant Party is in force for the extension of time for the assessment or payment of any Tax, and no request for any such extension or waiver is currently pending. Except as set forth on Schedule 6.11, there is no pending or, to the Knowledge of the Borrower, threatened audit or investigation by any Governmental Authority of any Relevant Party with respect to Taxes. No Relevant Party is a party to or bound by any tax sharing arrangement with any Person (including any Affiliate of a Relevant Party). No Relevant Party has engaged in any “listed transaction” as defined in Treasury Regulation section 1.6011-4 or made any disclosure under Treasury Regulation section 1.6011-4. With respect to each Project that is leased for federal income tax purposes by a Relevant Party to a Customer, to the Knowledge of the Borrower, the Customer is not a tax exempt entity within the meaning of section 168(h)(2) of the Code, except as could not reasonably be expected to have a Material Adverse Effect, when combined with other similar Projects. All Projects are currently exempt from real property taxes. All personal property, sales and use taxes imposed upon the Energy produced by a Project are fully reimbursable by the Customers or have been timely paid by the Manager.

Section 6.12 Performance of Agreements. None of the Relevant Parties or the Contribution Parties are in default in the performance, observance or fulfillment of the Loan Documents, Wholly Owned Documents or the Management Agreement. None of the Relevant Parties or the Contribution Parties are in material default in the performance, observance or fulfillment of the other Transaction Documents to which they are a party or any of the other obligations, covenants or conditions contained in any material contracts of any such Persons and, to the Knowledge of the Relevant Parties and the Contribution Parties, no condition exists under such Transaction Documents that, with the giving of notice or the lapse of time or both, would constitute such a material default, other than with respect to the Customer Agreements or the Master Turnkey Installation Agreements where such condition (itself or when coupled with other defaults or conditions under such agreements) could not reasonably be expected to have a Material Adverse Effect.

Section 6.13 Employee Benefit Plans. None of the Borrower or any Relevant Parties, or any of their respective ERISA Affiliates, maintains or contributes to, or has any obligation under, any Employee Benefit Plans or Multiemployer Plans.

Section 6.14 Insurance. Set forth on Schedule 6.14 is a description of all policies of insurance for the Relevant Parties, including those policies of the Sponsor for the benefit of the Relevant Parties which are required to be maintained pursuant to a Transaction Document, that are in effect as of the Closing Date. Such Insurance Policies conform to the requirements of Section 7.13 and have been paid in full or are not in arrears. No notice of cancellation has been received with respect to such policies and the Relevant Parties and the Sponsor are in compliance in all material respects with all conditions contained in such policies.

Section 6.15 Investments. Except as permitted under Section 8.07, the Relevant Parties have no direct or indirect equity interest in any Person which is not also a Relevant Party, including any stock, partnership interest or other equity securities of any other Person.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 6.16 Environmental Compliance. Each Project is, and has been developed, constructed and operated, in material compliance with all applicable Environmental Laws and Permits; no notice of violation of such Environmental Laws has been issued by any Governmental Authority with respect to any Project which has not been resolved; there is no pending or, to the Borrower’s Knowledge, threatened action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration in respect of any Environmental Laws against any Relevant Party or with respect to any Project; there has been no release of, or exposure to, any Hazardous Material on or from any Project that has resulted in or could reasonably be expected to result in any material liability or material obligation for any Relevant Party; and no action has been taken by any Relevant Party that would cause any Project not to be in material compliance with all applicable Environmental Laws or Permits pertaining to Hazardous Materials.

Section 6.17 Project Permits. No Permits are required for the operation of any Project in the ordinary course following the date that it is Placed in Service.

Section 6.18 Representations Under Other Loan Documents. Each of the Relevant Parties’ and the Contribution Parties’ representations and warranties set forth in the (i) other Loan Documents are true, correct and complete in all material respects and (ii) Limited Liability Company Agreements, Wholly Owned Limited Liability Company Agreement and Master Purchase Agreements are true, correct and complete in all material respects when made.

Section 6.19 Broker’s Fee. Except as disclosed in Schedule 6.19, no broker’s fee or finder’s fee, commission or similar compensation will be payable by or pursuant to any contract or other obligation of any Contribution Party or Relevant Party with respect to the making of the Loans or any of the other transactions contemplated by the Transaction Documents.

Section 6.20 Taxes and Tax Status. (a) Each Relevant Party (other than Holdco XVII) is treated for U.S. federal income tax purposes either as disregarded as an entity, separate from its owner (as described in U.S. Treasury Regulations section 301.7701-2(c)(2)(i)) or as a partnership (and not a publicly traded partnership as defined in section 7704(b) of the Code), and each such owner for this purpose is a U.S. Person and not a Tax Exempt Person (if the owner for this purpose is a partnership, then each direct or indirect owner of the owner is a U.S. Person, and no direct or indirect owner of the owner is a Tax Exempt Person, unless it owns its interest through an entity taxable as a corporation for U.S. federal income tax purposes that is not a “tax-exempt controlled entity” within the meaning of section 168(h)(6)(F) of the Code). No Relevant Party (other than Holdco XVII) has elected to be treated as an association taxable as a corporation for federal income tax purposes.

(b) Each of the Relevant Party and each Contribution Party have timely filed or caused to be filed all material tax returns, information statements and reports

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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required to have been filed by it, and each Relevant Party and each Contribution Party have paid or caused to be paid all material Taxes, assessments, fines or penalties required to have been paid by it, except taxes, assessments, fines or penalties that are being contested in good faith and by appropriate proceedings and for which such Person has set aside segregated cash reserves that are adequate for the payment thereof as required by GAAP. All such tax returns are complete and accurate in all material respects. Except for Permitted Liens, no tax lien has been filed and no claim is being asserted with respect to any such Taxes, assessments, charges or fees. Holdco XVII is not party to any tax sharing agreement and is not liable for Taxes of any Person (excluding Owner XVII) other than the Sponsor under Treasury Regulations section 1.1502-6 (or any analogous provision of state, local or non-US law) or otherwise.

Section 6.21 Sanctions; Anti-Money Laundering and Anti-Corruption. (a) Neither the Relevant Parties nor any of their Affiliates, nor, to the Knowledge of the Borrower, any director, officer, agent, employee, affiliate or other person acting on behalf of a Relevant Party or their Affiliates (i) is a Blocked Person (ii) has been engaged in any transaction, activity or conduct that could reasonably be expected to result in its being designated as a Blocked Person; and/or (iii) has received notice of, or is otherwise aware of, any claim, action, suit, proceedings or investigation involving it with respect to Sanctions.

(b) The operations of the Relevant Parties and each of their Affiliates have been conducted at all times in compliance with applicable anti-money laundering statutes of all applicable jurisdictions including, without limitation, all money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States Law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or other Governmental Authority involving a Relevant Party or any Affiliate with respect to the Anti-Money Laundering Laws is pending, or to the Knowledge of the Borrower, threatened.

(c) Neither the Relevant Parties nor any of their Affiliates, nor, to the Knowledge of the Borrower, any director, officer, agent, employee, affiliate or other person acting on behalf of a Relevant Party or their Affiliates is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any other anti-corruption related activity under any applicable Law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended and the U.K. Bribery Act 2010, as amended, and the rules and regulations thereunder (collectively, “Anti-Corruption Laws”), including, without limitation, using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful payment to any foreign or domestic government official or employee from corporate funds, and making any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, (ii) is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, or (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws.

(d) No proceeds of any Loan shall be directly or indirectly for business activities in violation of, and none of the transactions contemplated by the Transaction Document will violate, Anti-Money Laundering Laws, Anti-Corruption Laws or applicable Sanctions.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 6.22 Property Rights. Each Opco owns or leases each photovoltaic system included in a Project acquired by it and owns or leases, or has a contractual right to use or shall have on the date it acquires a Project, ownership of or a leasehold interest in or a contractual right to use, all equipment and facilities necessary for the operation of each Project. All equipment and facilities included in the Projects are (or are reasonably expected to be when acquired, leased or contracted for) in good repair an operating condition subject to ordinary wear and tear and casualty and are suitable for the purposes for which they are employed, and, to the Knowledge of Borrower, there was and is no material defect, hazard or dangerous condition existing with respect to any such equipment or facilities. Each Opco has the requisite real property rights and licenses under the Customer Agreements to which it is party to access, install, operate, maintain, repair, improve and remove its respective Projects and evidence of such real property rights and licenses has been provided to the Administrative Agent. No Relevant Party is the title owner of any real property.

Section 6.23 Portfolio Documents.

(a) No Relevant Party is party to any agreement or contract other than (i) the Transaction Documents to which it is a party, (ii) in the case of any Opco, any Excluded REC Contract entered into by it and (iii) any contract or agreement incidental or necessary to the operation of its business that does not allocate material risk to any Relevant Party and have a term of less than one year or that has a value over its term not exceeding $100,000.

(b) All rights to receive the PBI Payments and the related PBI Documents in respect of the Eligible Projects have been assigned by the Sponsor to the applicable Opco and all conditions to payment by the PBI Obligor under such PBI Documents have been satisfied and such payments are not subject to any offset. Xcel Energy, Inc. meets the Credit Requirements.

(c) Each Customer Agreement to which an Opco is a party is an Eligible Customer Agreement.

(d) Each Customer Agreement and the origination thereof and the installation of the related Project, in each case, was in compliance in all material respects with applicable Law (including without limitation, all consumer leasing and protection Law) at the time such Customer Agreement was originated and executed and such Project was installed.

(e) Each Eligible Customer Agreement requires the applicable Customer to maintain homeowner’s insurance for all damage to the property on which the related Project is installed, including damage caused by the Project or the installation or maintenance thereof (other than damage resulting from the gross negligence of the Manager).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(f) Other than, solely in respect of Projects acquired by the Opcos prior to the Closing Date, no greater than [***]% of Customers who do not have a FICO® Score or were approved as exceptions to the credit policy of the Sponsor, (i) the Customers party to the Eligible Customer Agreements owned by any individual Subsidiary had a minimum FICO® Score of at least [***] from a nationally-recognized consumer rating agency and (ii) the average FICO® Score of all Customers party to a Customer Agreement with any individual Opco is no less than [***] from nationally-recognized consumer rating agencies, in each case, based on a FICO® Score obtained as of the time each Customer’s credit score in respect of an Eligible Project was obtained by the applicable Relevant Party in connection with the Eligible Customer Agreement being entered into by, or assigned to, the current Customer.

(g) Except as set forth on Schedule 6.23(g), all Portfolio Documents when provided to Administrative Agent (in each case, including all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters) are (or will be when provided) true, correct and complete copies of such Portfolio Documents, and as of the Closing Date, each Portfolio Document (i) has been duly executed and delivered by Sponsor and each Relevant Party thereto (as applicable) and, to the Knowledge of Borrower and the Subsidiaries, the other parties thereto, (ii) is in full force and effect and is enforceable against each Sponsor and each Relevant Party (as applicable) and, to the Knowledge of Borrower and the Subsidiaries, each other party thereto as of such date, (iii) neither the Sponsor nor any Relevant Party or, to the Knowledge of Borrower and each Subsidiary, no other party to such document is or, but for the passage of time or giving of notice or both, would be in breach of any material obligation thereunder, except solely with respect to the Project Documents, where such breach (itself or when coupled with other breaches under such Project Documents) could not reasonably be expected to have a Material Adverse Effect, (iv) has no event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect and (v) all conditions precedent to the effectiveness of such documents have been satisfied or waived in writing.

(h) Borrower maintains in its or the relevant Relevant Party’s books and records a copy of all documentation ancillary to the Customer Agreements, including, with respect to each completed Project: (i) a copy of or access to all of such Project’s manufacturer, installer or other warranties; (ii) copies of all PBI Documents and completed and submitted documentation in respect of rebates, if applicable, including the applicable confirmation letters; (iii) a copy of the Project’s completed inspection certificate issued by the applicable Governmental Authority; (iv) evidence of permission to operate from the applicable local utility; and (v) evidence that the installer of such Project has been paid in full.

(i) The insurance described in Section 7.13 satisfies all insurance requirements set forth in the Portfolio Documents.

(j) Each Eligible Project is comprised of panels from an Approved Manufacturer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(k) The Sponsor and Relevant Parties have taken all action in accordance with Prudent Industry Practices to ensure that the manufacturer warranties relating to an Eligible Project are in full force and effect and can be enforced by the applicable Opco and, to the Knowledge of the Borrower and except to the extent the applicable manufacturer is no longer honoring its warranties generally, all manufacturer warranties are in full force and effect.

(l) In respect of each Eligible Project with respect to which a Customer Agreement was prepared for execution on and from January 6, 2014, a fixture filing has been recorded against each Customer and the applicable property in respect of such Eligible Project in the filing office designated by Section 9-501 of the applicable Uniform Commercial Code (as adopted in the applicable jurisdiction of installation) prior to, or within, the period required under Section 2-A-309 of the applicable Uniform Commercial Code in order to perfect a first priority security interest following the delivery of any photovoltaic system components to a site for installation.

(m) In respect of each Eligible Project in California with respect to which a Customer Agreement has been entered into, a filing in respect of such Eligible Project (pursuant to and in compliance with Cal. Pub. Util. Code §§ 2868-2869) was made in the applicable local filing office where the Eligible Project is located.

(n) Each Eligible Project is located in a Project State listed in Schedule 6.23(n).

(o) With respect to each Tax Equity Opco, each of the Tax Equity Opco Representations is true, complete and correct.

(p) With respect to each Wholly Owned OpCo, each of the Wholly Owned Opco Representations is true, complete and correct.

Section 6.24 Security Interests.

(a) The Collateral Documents create, as security for the Obligations, valid, enforceable, and, upon the filing of documents and instruments in the proper places and the taking of other required actions (including, without limitation, possession), which have been filed or taken on or prior to the Closing Date, perfected first-priority Liens in the Collateral, in favor of the Collateral Agent, for the benefit of the Secured Parties, subject to no Liens other than Permitted Liens. All consents and approvals necessary or desirable to create and perfect such Liens have been obtained.

(b) The descriptions of the Collateral set forth in the Collateral Documents are true, complete, and correct in all material respects and are adequate for the purpose of creating, attaching, and perfecting the Liens in the Collateral granted or purported to be granted in favor of the Collateral Agent for the benefit of the Secured Parties.

(c) All filings, registrations, recordings, notices, and other actions that are necessary or required as of the Closing Date (including delivery to the Collateral Agent of the

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certificates evidencing the Membership Interests or giving the Collateral Agent control or possession of the Collateral) to perfect the Collateral Agent’s Lien on the Collateral have been made or taken or will be made or taken on the Closing Date.

Section 6.25 Intellectual Property. Each Subsidiary owns or holds a valid and enforceable agreement, license, permit, certificate, franchise or other authorization or right to use the technology and intellectual property rights necessary to own, lease, operate, maintain and repair the Projects, and no actions by any Subsidiary that have been performed or are expected to be performed under the Portfolio Documents infringe upon or misappropriate the intellectual property rights of any other Person.

Section 6.26 Full Disclosure.

(a) All written information, including any information contained in any Officer’s Certificate, Loan Document (including all schedule, exhibit annexes and other attachments), documents, reports or other written information pertaining to the Sponsor, the Relevant Parties, the Portfolio Documents and the Projects (other than any projections or forward-looking statements), together with all written updates of such information from time to time (collectively, the “Information”), that have been furnished by or on behalf of the Borrower to any Secured Party or its advisors or consultants are, as of the date such Information was so furnished (it being understood, without limitation, that the disclosures under the schedules to this Agreement are furnished as of the Closing Date) and taken as a whole, true and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which they were made.

(b) The projections and forward-looking statements, including the Base Case Model, prepared by or as directed by the Borrower that have been made available to any Secured Party (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as and when such projections or forward-looking statements were prepared and as of the Closing Date (ii) other than with respect variances to the assumptions as agreed by the Administrative Agent and the Borrower, are generally consistent with each financial model provided to the Tax Equity Members as and when such projections or forward-looking statements were prepared and (iii) do not include any cash flows from any Project that is not an Eligible Project.

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ARTICLE VII

AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that until the Debt Termination Date, it shall perform and comply with all covenants in this Article VII applicable to such Person.

Section 7.01 Financial Statements and Other Reports.

(a) Financial Statements and Operating Reports.

(i) Annual Reporting. Within one-hundred twenty (120) days after the end of each fiscal year of the Sponsor (or one-hundred fifty (150) days in the case of Financial Statements delivered in respect of the 2014 fiscal year), the Borrower shall furnish, or cause to be furnished, to the Administrative Agent and each Lender (on a consolidated basis for the Sponsor and its subsidiaries) copies of the Financial Statements of the Sponsor, and Borrower; provided, that for the 2014 fiscal year only a balance sheet and income statement shall be provided. In the case of the Financial Statements of the Borrower, the Financial Statements for the subsidiary Opcos shall be scheduled as “Other Financial Information” except that the Financial Statements of Owner XI and Tenant XI shall be provided as consolidated into Holdco XI. At all times after any initial public offering of the Sponsor, such Financial Statements shall of the Sponsor shall comply with the requirements of, and be provided no later than, as required by and in any manner permitted by the Securities and Exchange Commission and applicable Law and listing rules in lieu of the requirements set forth in the first sentence of this Section 7.01(a)(i). All such Financial Statements shall be prepared in accordance with GAAP consistently applied and, other than in respect of the Financial Statements delivered in respect of the 2014 fiscal year, shall be audited by an Independent certified public accounting firm of national standing, and shall be accompanied by an unqualified report of such accountants on such Financial Statements which states that such Financial Statements present fairly in all material respects the financial position of the applicable Person and its consolidated subsidiaries for the period covered by such Financial Statements. All such Financial Statements shall also be accompanied by a certification executed by the applicable Person’s chief executive officer or chief financial officer (or other officer with similar duties) to the effect set forth in Section 7.01(a)(vi).

(ii) Quarterly Reporting. Within sixty (60) days after the end of each of the first three (3) fiscal quarters in each fiscal year of the applicable Person, commencing with the fiscal quarter ended March 31, 2015, the Borrower shall provide to the Administrative Agent and each Lender (on a consolidated basis for the applicable Person and its subsidiaries) copies of the unaudited Financial Statements of each of the Sponsor, the Borrower and each Opco for each such quarter, together with a certification executed by each respective chief executive officer or chief financial officer (or other officer with similar duties) to the effect set forth in Section 7.01(a)(vi). At all times after any initial public offering of the Sponsor, such Financial Statements of the Sponsor shall comply with the requirements of, and be provided no later than, as required by and in any manner permitted by the Securities and Exchange Commission and applicable Law and listing rules in lieu of the requirements set forth in the first sentence of this Section 7.01(a)(ii). The Financial Statements of Owner XI and Tenant XI shall be consolidated into Holdco XI.

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(iii) Portfolio Reporting. The Borrower shall cause the Manager to provide to the Administrative Agent and the Independent Engineer the quarterly Manager’s report (as defined in the Management Agreement), no later than forty five (45) days after the end of the fiscal quarter of the Borrower in the form attached as Exhibit B to the Management Agreement. The Borrower shall cause the Manager and its employees and officers to make themselves available at the request of the Administrative Agent or the Independent Engineer to discuss any information disclosed in a Manager’s report, including with respect to the tracking of expected flip dates under each Limited Liability Company Agreement and inverter failure rates.

(iv) Operator Reporting. The Borrower shall cause the Operators to provide to the Administrative Agent and the Independent Engineer all reports required pursuant to O&M Agreements at such time and in such manner as provided therein. The Borrower shall cause each Operator and its employees and officers to make themselves available at the request of the Administrative Agent or the Independent Engineer to discuss any information disclosed in such reports, including with respect to inverter failure rates.

(v) Debt Service Coverage Ratio Certificate. No later than ten (10) Business Days prior to each Payment Date, Borrower shall provide to Administrative Agent a Debt Service Coverage Ratio Certificate. The Administrative Agent (including on the instructions of any Lender) may notify the Borrower in writing of any suggested corrections to a Debt Service Coverage Ratio Certificate (the “Administrative Agent DSCR Comments”) that are not inconsistent with the terms of this Agreement, no later than five (5) Business Days following receipt of a Debt Service Coverage Ratio Certificate. The Borrower shall incorporate into the Debt Service Coverage Ratio Certificate all Administrative Agent DSCR Comments that are consistent with the terms of this Agreement and deliver to the Administrative Agent a revised Debt Service Coverage Ratio Certificate no later than three (3) Business Days following the date of the Borrower’s receipt of the Administrative Agent DSCR Comments. The calculations of the Debt Service Coverage Ratios and other information provided in respect of Debt Service Coverage Ratio Certificate hereunder shall be used in determining deposits to and releases from the Revenue Account or the Distribution Trap Account, as applicable, to the Pledgor Collections Account pursuant to the Depository Agreement. If the Borrower fails to produce the information and calculations relating to the Debt Service Coverage Ratios and Debt Service Coverage Ratio Certificate required to be produced pursuant to this Agreement, then, until such time as such information and calculations are provided, no funds shall be released to the Pledgor Collections Account on a Payment Date.

(vi) Certifications of Financial Statements and Other Documents. Together with the Financial Statements provided to the Administrative Agent pursuant to Sections 7.01(a)(i) and (ii), the Borrower shall

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also furnish to the Administrative Agent certifications upon which the Administrative Agent may conclusively rely in the form of Exhibit K, executed by the respective chief executive officer or chief financial officer (or other officer with similar duties) of the Sponsor and applicable Relevant Party (as applicable) certifying that such Financial Statements fairly present the financial condition and results of operations of the Sponsor and applicable Relevant Party (as applicable) on a consolidated basis for the period(s) covered thereby in accordance with GAAP (subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual Subsidiary capital accounts in calculating net loss attributable to noncontrolling interests in conformity with GAAP).

(vii) Fiscal Year. The Borrower shall not, and shall not permit any Subsidiary to, change its fiscal year end from December 31.

(b) Material Notices. The Borrower shall promptly, but in no event later than three (3) Business Days after the earlier of its or any Subsidiary’s receipt or Knowledge thereof, deliver, or cause to be delivered, to the Administrative Agent:

(i) copies of all notices given or received with respect to a default or any event of default under any term or condition of or related to any Permitted Indebtedness;

(ii) copies of any and all notices of a default, breach or termination by any party under (A) any Transaction Document (other than a Project Document) or (B) any Project Document, which default, breach or termination under any Project Document (itself or when coupled with other breaches under any Project Document) could reasonably be expected to have a Material Adverse Effect;

(iii) notice of the occurrence of any event or circumstance that has, or could reasonably be expected to have, a Material Adverse Effect;

(iv) notice of any (i) fact, circumstance, condition or occurrence at, on, or arising from, any Project, that results or could reasonably be expected to result in material noncompliance with or a material liability or material obligation under any Environmental Law, (ii) release of Hazardous Materials on or from any Project that has resulted in or could reasonably be expected to result in personal injury or material property damage, or (iii) pending or, to the Borrower’s Knowledge, threatened action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration in respect of any Environmental Laws against it or arising in connection with occupying or conducting operations on or at any Project therefor;

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(v) copies of all material notices, documents or reports received or sent by the Borrower, the Sponsor or any other Relevant Party pursuant to any Tax Equity Document, which shall include (without limitation) any project purchase and sale confirmation notice, bill of sale and notices, documents or reports in relation to (A) any call, withdrawal or put option, (B) the achievement of any flip or cash reversion dates under a Limited Liability Company Agreement, (C) true-up requirements (including, without limitation, any interim and final true-ups or other updates to the financial model in respect of any Tax Equity Opco as delivered to the Tax Equity Members), (D) the transfer of membership interests, (E) claims against the Sponsor or any Relevant Party under any indemnity, (F) the threatened or actual removal of any Holdco as a managing member, (G) any updates to financial models prepared by or in respect of a Tax Equity Opco, (H) stop deployment events, any deficient class or otherwise in relation to Projects owned by Owner XVII being Placed in Service or material correspondence on other eligibility criteria in the Tax Equity Documents for any Tax Equity Opco and (I) dispute resolution or independent review under the terms of any Tax Equity Document (including, without limitation, in relation to any Tracking Model, Projects being Placed in Service and any material dispute in relation to Tax matters and ITCs);

(vi) notice of any event which would require a mandatory prepayment under Section 5.03(a);

(vii) notice that any insurance required to be maintained pursuant to the Tax Equity Documents or Loan Documents has been, or is threatened to be, cancelled;

(viii) any proposed amendment, supplement, modification or waiver to, or assignment or transfer in respect of, a Portfolio Document (other than any Customer Agreement or Master Turnkey Installation Agreement) or the organizational documents of a Relevant Party at least five (5) Business Days prior to entry thereto;

(ix) copies of any amendment, supplement, waiver or other modification to a Portfolio Document or the organizational documents of a Relevant Party (provided that such documents in respect of the Customer Agreements may be provided on a quarterly basis but no later than forty-five (45) days after the end of March, June, September and December); and

(x) each recall notice issued in respect of, or any other material communications related to an actual or potential Serial Defect from any manufacturer of any inverter included in an Eligible Project.

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(c) Tracking Models. In respect of a Partnership Flip Tax Equity Opco at all times prior to the date when the Flip Point for that Partnership Flip Tax Equity Opco is finally determined to have occurred pursuant to the applicable Limited Liability Company Agreement:

(i) the Borrower shall deliver at the same time delivered to the Tax Equity Members of any Partnership Flip Tax Equity Opco, but in no event later than as required under the applicable Limited Liability Company Agreement whether delivered to the applicable Tax Equity Member or not and without any extension or waiver unless consented to by the Required Lenders, copies of the applicable Tracking Model, together with such exhibits or supplemental information as are delivered to the Tax Equity Member and are otherwise reasonably requested to demonstrate the basis of the calculation of Tax Equity Payout and a certification executed by the applicable Holdco’s Authorized Officer that the Tracking Model has been prepared in good faith in accordance with calculation rules and conventions under the applicable Limited Liability Company Agreement (such Tracking Model, together with the applicable exhibits or supplemental information, the “Annual Tracking Model”);

(ii) the Borrower shall deliver at the same time delivered to the Tax Equity Members of any Partnership Flip Tax Equity Opco, each update to the Tracking Model made to calculate whether the Flip Point has occurred during the preceding calendar quarter; and

(iii) upon the aggregate Flip Point Deficit for all Partnership Tax Equity Opcos shown under the Annual Tracking Models being equal to or more than [***] on any Calculation Date, then the Borrower shall thereafter deliver, within forty-five (45) days after the end of each March, June, September and December, an update to the Tracking Model in respect of each Partnership Flip Tax Equity Opco showing actual results through the end of the calendar quarter and demonstrating an updated calculation of Tax Equity Payout, together with such exhibits or supplemental information as are reasonably requested to demonstrate the basis of the calculation of Tax Equity Payout and a certification executed by the applicable Holdco’s Authorized Officer that the Tracking Model has been prepared in good faith in accordance with calculation rules and conventions under the applicable Limited Liability Company Agreement.

The Borrower shall cause the applicable Holdco and the Manager to make themselves available at the request of the Administrative Agent (acting on the instructions of the Required Lenders) to discuss the basis for such calculations, including the interpretation and application of the calculation rules, conventions and procedures under the Limited Liability Company Agreement. [***]

(d) Major Decisions. The Borrower shall promptly, but in no event later than five (5) Business Days prior to any vote or approval in respect of a Major Decision, deliver, or cause to be delivered, to the Administrative Agent written notice describing the issue to be decided by vote or approved together with copies of all correspondence received and sent with respect to that Major Decision.

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(e) Operating Budgets.

(i) The Borrower shall prepare, or cause to be prepared, for each fiscal year of the Borrower and each Wholly Owned Opco an operating and capital expense budget setting forth the anticipated revenues, and Operating Expenses (including expenses for Non-Covered Services) of each such Relevant Party for such fiscal year. The initial operating budget for 2015 is attached as Exhibit L hereto. For each succeeding fiscal year (commencing with 2016), the Borrower shall, not later than forty-five (45) days prior to the end of the current fiscal year (commencing in 2015), submit such Operating Budget to the Administrative Agent for its approval (acting on the instructions of the Required Lenders); provided that the approval of the Administrative Agent shall be deemed to be given if (A) the Operating Expenses set forth in the Operating Budget do not exceed the greater of (x) 20% in the aggregate over the amount budgeted for such Operating Expenses of the Borrower and the Wholly Owned Opcos in the then-current Base Case Model for the applicable year and (y) $125,000 and (B) such Operating Budget is otherwise consistent with the then-current Base Case Model for the applicable year.

(ii) The Borrower shall, and shall cause each Holdco to, deliver to the Administrative Agent (i) each Operating Budget submitted to the Tax Equity Members in respect of a Tax Equity Opco, at the same time as delivered to such Tax Equity Member but in no event later than as required under the applicable Limited Liability Company Agreement and (ii) when available, any amendments to such Operating Budget, together with all notices or correspondence regarding the approval of such Operating Budget (if applicable) by the Tax Equity Member; provided that the approval of the Administrative Agent (acting on the instructions of the Required Lenders) shall be required (such approval not to be unreasonably withheld or delayed but notwithstanding any permitted variances in any operating budgets approved by a Tax Equity Member) if (A) the aggregate Non-Covered Services included in such Operating Budgets collectively exceed the greater of (x) 20% in the aggregate over the amount budgeted for Operating Expenses in respect of the Tax Equity Opcos in the then-current Base Case Model for the applicable year and (y) $500,000 and (B) such Operating Budgets are otherwise consistent with the then-current Base Case Model for the applicable year.

(f) Inverter Reporting. On or prior to the Calculation Date ending December 31, 2015, and annually thereafter, the Borrower shall submit to the Independent Engineer a list of all inverter manufacturers and models, together with the distribution of such equipment across each Opco and inverter failure rates and warranty information, for an annual review of which the Borrower has Knowledge (together, the “Inverter Review Information”). The Borrower shall make itself and its officers and employees available to the Independent Engineer at its request to discuss the Inverter Review Information.

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(g) Other Information. As soon as practicable upon request, the Borrower shall, deliver, or cause to be delivered, such other information in relation to the business, operations, property, assets or condition (financial or otherwise) of the Borrower and any Relevant Party as the Administrative Agent or any Lender may from time to time reasonably request.

(h) Data Site. Notwithstanding anything contained to the contrary herein, all reporting and notice obligations of Borrower under this Section 7.01 may be satisfied by posting any applicable reports, notices or other materials to an Intralinks data site or such other data site designated by Borrower that is reasonably acceptable to the Administrative Agent and the Required Lenders and to which the Administrative Agent, the Lenders and the Independent Engineer shall be granted access.

Section 7.02 Notice of Events of Default. The Borrower shall give the Administrative Agent prompt written notice of (i) each Default of which it obtains Knowledge and each Event of Default hereunder and (ii) each default on the part of any party to the other Transaction Documents (other than the (i) Customer Agreements where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect) and (ii) Master Turnkey Installation Agreements where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect).

Section 7.03 Maintenance of Books and Records. The Borrower shall, and shall cause the Subsidiaries to, maintain and implement, administrative and operating procedures reasonably necessary in the performance of their obligations hereunder and the Borrower shall, and shall cause the Subsidiaries to, keep and maintain at all times, or cause to be kept and maintained at all times, all documents, books, records, accounts and other information reasonably necessary or advisable for the performance of their obligations hereunder to the extent required under applicable Law.

Section 7.04 Litigation. Notice promptly upon the Borrower or any Relevant Party receiving or obtaining:

(i) notice of any pending or threatened (in writing) litigation, investigation, action or proceeding of or before any court arbitrator or Governmental Authority affecting the Sponsor, Borrower or any Relevant Party that, if adversely determined, could reasonably be expected to result in:

(A) liability to the Borrower or a Relevant Party in an aggregate amount exceeding $1,000,000, or an aggregate amount with all other such claims exceeding $3,000,000;

(B) injunctive, declaratory or similar relief against the Borrower or a Relevant Party; or

(C) a Material Adverse Effect;

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(ii) Knowledge of any material development in any action, suit, proceeding, governmental investigation or arbitration at any time which is disclosed under Schedule 6.10 or which is otherwise pending against or affecting the Sponsor, Borrower or any Relevant Party and could reasonably be expected to have a Material Adverse Effect; or

(iii) any materially substantive written communication from the Inspector General, Department of Justice, Internal Revenue Service or any other Governmental Authority to the Sponsor or any Relevant Party in respect of the IG Investigation or IRS Audit, which such notice shall include a copy of such communication; provided, that (i) the disclosure of such information to the Administrative Agent is not prohibited by Law and (ii) such information is not required to be kept confidential by written request of the Inspector General, Department of Justice, Internal Revenue Service or such other Governmental Authority; provided further, that nothing contained in this Section 7.04 shall be interpreted to require the Sponsor or any Relevant Party to waive the attorney-client or other similar legal privilege.

Section 7.05 Existence; Qualification. The Borrower shall, and shall cause each other Subsidiary to, at all times preserve and keep in full force and effect its existence as a limited liability company and all rights and franchises material to its business, including its qualification to do business in each state where it is required by Law to so qualify, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

Section 7.06 Taxes. The Borrower shall, and shall cause each of the Subsidiaries to, maintain its status for U.S. federal income tax purposes as represented in Section 6.20 of this Agreement and shall not recognize any transfer of an ownership interest in the Borrower if the direct owner is not a U.S. Person that is not a Tax Exempt Person. The Borrower shall, and shall cause each of the Subsidiaries to, pay, or cause to be paid, as and when due and prior to delinquency, all material Taxes, assessments and governmental charges of any kind that may at any time be lawfully due or levied against or with respect to such Person or any Project (including, in each case, all material Taxes, assessments and charges lawfully made by any Governmental Authority for public improvements that may be secured by a Lien on such Project); provided, however that the Borrower may, by appropriate proceedings, contest or cause to be contested in good faith any such Taxes, assessments and other charges and, in such event, may, if permitted by applicable Laws, permit the Taxes, assessments or other charges so contested to remain unpaid during any period, including appeals, when the Borrower is in good faith contesting or causing to be contested the same by appropriate proceedings, so long as (i) reserves in accordance with GAAP have been established on the Borrower’s or its relevant Subsidiary’s books in an amount sufficient to pay any such Taxes, assessments or other charges, accrued interest thereon and potential penalties or other costs relating thereto, or other provision for the payment thereof reasonably satisfactory to the Administrative Agent shall have been made, (ii) enforcement of the contested Tax, assessment or other charge is effectively stayed pursuant to applicable Laws for the entire duration of such contest and (iii) any Tax, assessment or other charge determined to be due, together with any interest or penalties thereon, is promptly paid after resolution of such contest.

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Section 7.07 Operation and Maintenance. The Borrower shall, and shall cause each Opco and the applicable Operator to, keep each Project in good operating condition consistent in all material respects with the applicable Portfolio Documents, all other agreements with respect to the Project (including any provisions of any manufacturer, installer or other warranties), Prudent Industry Practices and requirements of Law, and make or cause to be made all repairs necessary to keep such Projects in such condition (ordinary wear and tear excepted). With respect to replacements of panels of any Project, the Borrower shall, and shall cause each Opco and the applicable Operator to, use solar panels manufactured by an Approved Manufacturer.

Section 7.08 Preservation of Rights; Maintenance of Projects; Warranty Claims; Security.

(a) The Borrower shall, and shall cause each Subsidiary to (i) perform and observe its material obligations under the Portfolio Documents, and to which such Relevant Party is a party and (ii) preserve, protect and defend its (or its Subsidiary’s) material rights, under such Portfolio Documents, including prosecution of suits to enforce any right of such Relevant Party thereunder and enforcement of any claims with respect thereto. The Borrower and each Subsidiary shall cause the applicable Operator to maintain any Permits as may be required in connection with the maintenance, repair or removal of any Project.

(b) Borrower and each Subsidiary shall, or shall cause the Manager or Operator (as appropriate) to, on behalf of the applicable Subsidiary, pursue warranty claims related to a Project’s photovoltaic panels, inverters or other material components in accordance with the terms of the applicable warranty, unless the Administrative Agent waives such requirement in writing.

(c) The Borrower shall, and shall cause each Loan Party to, execute and deliver from time to time such other documents as shall be necessary or advisable, or that the Administrative Agent or Collateral Agent may reasonably request, in connection with the rights and remedies of the Secured Parties granted by or provided for in the Loan Documents and to perform the transactions contemplated therein.

(d) The Borrower shall, and shall cause each Loan Party to (i) take all actions as may be necessary or advisable, or that the Administrative Agent may reasonably request, to establish, maintain, protect, perfect and continue the perfection or the first-priority status (subject to Permitted Liens) of the security interests created (or purported to be created) by the Collateral Documents and (ii) furnish timely notice of the necessity of any such action together with such instruments, in execution form (if applicable), and such other information as may be required or reasonably requested to enable any appropriate Person to effect any such action. Without limiting the generality of the foregoing, the Borrower shall, at its own expense, (A) execute and deliver or cause to be executed and delivered, acknowledge or cause to be acknowledged, file or cause to be filed or record or register or cause to be recorded or registered,

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or take any other action or cause any other action to be taken with respect to, such notices, statements, instruments and other documents (including any memorandum of lease or other agreement, UCC financing statement or amendment or continuation statement, certificate of title or estoppel certificate, fixture filings and mortgages or deeds of trust) in all places necessary or advisable to establish, maintain, protect and perfect, and ensure the priority of, such security interests and in all other places that the Administrative Agent or any Lender shall reasonably request, (B) discharge all other Liens (other than Permitted Liens) or other claims adversely affecting the rights of the Secured Parties in the Collateral or the pledged interests and (C) deliver or publish all notices to third parties that may be required to establish or maintain the validity, perfection or priority of any Lien created pursuant to this Agreement or the Collateral Documents.

(e) Without limiting its obligations under the foregoing clauses (c) and (d), the Borrower shall, and shall cause each Loan Party to, do everything necessary or advisable (including filing, registering and recording all necessary instruments and documents and paying all fees, taxes, levies, imposts and periodic expenses in connection therewith), or that the Administrative Agent may reasonably request, to (i) create security arrangements, including, as applicable, the establishment of a pledge or the perfection of any Lien or, as applicable, the enforceability of a Lien as against such Subsidiary and any subsequent lienor (including a judgment lienor), holder of a charge, or transferee for or not for value, in bulk, by operation of Law, or otherwise, in each case granted, with respect to all future assets in accordance with the requirements of all applicable Laws, or the Law of any other jurisdiction, as applicable, (ii) maintain the security and pledges created by this Agreement and the Collateral Documents in full force and effect at all times (including, as applicable, the priority thereof) and (iii) preserve and protect the Collateral and Membership Interests and protect and enforce its rights and title, and the rights and title of the Secured Parties, to the security created by this Agreement and the Collateral Documents.

(f) The Borrower shall take all reasonable actions under to maintain the fixture filings referenced in Section 6.23(l) and Section 6.23(m) pursuant to applicable Laws. If, in any Project State, a Change of Law occurs which in the opinion of the Administrative Agent makes it more likely that any residential photovoltaic system installed in such Project State would be determined to be a fixture then, at the Administrative Agent’s request, the Borrower shall, and shall cause each Subsidiary, to use their best efforts to cause a fixture filing to be recorded against each Customer and the applicable property in such Project State in respect of each Project that does not have a current fixture filing.

(g) Without limitation to Section 7.22, simultaneously with the purchase of the outstanding “class A” membership interests of a Tax Equity Opco or any membership interests held by a Tax Equity Member in such Tax Equity Opco (whether pursuant to purchase, call, put or withdrawal option), the Borrower shall, and shall cause the applicable Holdco and Tax Equity Opco to, deliver such new and amended Collateral Documents and standing instructions and associated amendments to the Loan Documents as requested by the Administrative Agent (including a security agreement over all assets of the Tax Equity Opco, standing instructions for the deposit of the revenues of such Tax Equity Opco into the Collections Account and amendments to reflect such Tax Equity Opco as a wholly owned subsidiary of the Borrower) in a form and of substance reasonably acceptable to it.

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Section 7.09 Compliance with Laws; Environmental Laws. The Borrower shall, and shall cause each Subsidiary to (a) comply in all material respects with, and conduct its business and operations in compliance in all material respects with, all applicable Laws (including Environmental Laws, consumer leasing and protection Law and any federal, state or local regulatory Laws) and Permits and shall exercise commercially reasonable efforts to make such alterations to the Projects as may be required for such compliance, and (b) procure, maintain and comply in all material respects with all Permits by the date such Permit is necessary or required to have been obtained under applicable Law.

Section 7.10 Energy Regulatory Laws. The Borrower shall, and shall cause each Subsidiary to, take all necessary actions to maintain (a) the status of each Project as a Qualifying Facility, and (b) the Borrower’s and each Subsidiary’s exemptions from (i) the FPA, as provided in FERC’s regulations at 18 C.F.R. § 292.601(c), including the exemption from regulation under Sections 205 and 206 of the FPA as provided in § 292.601(c)(1), (ii) PUHCA, as provided in FERC’s regulations at 18 C.F.R. § 292.602(b), and (iii) certain state laws and regulations respecting the rates of electric utilities and the financial and organizational regulations of electric utilities, as provided in FERC’s regulations at 18 C.F.R. § 292.602(c).

Section 7.11 Interest Rate Hedging. By no later than thirty (30) days after the Closing Date, the Borrower shall enter into and thereafter maintain Interest Rate Hedging Agreements with one or more Secured Hedge Providers (in each case, documented pursuant to ISDA agreements reasonably satisfactory to the Administrative Agent) to the extent necessary to provide that at least 75% but in no event greater than 100% of the aggregate principal amount of Term Loans outstanding or projected to be outstanding are subject to either a fixed interest rate or interest rate protection through the Maturity Date. The Borrower may maintain or enter Interest Rate Hedging Agreements with one or more Secured Hedge Providers (in each case, documented pursuant to ISDA agreements reasonably satisfactory to the Administrative Agent) in order to obtain fixed interest rate or interest rate protection in respect of up to 100% of the aggregate principal amount of Term Loans outstanding or projected to be outstanding for a period from and after the Maturity Date through the Deemed Full Amortization Date.

Section 7.12 Payment of Claims.

(a) Except for those matters being contested pursuant to clause (b) below, the Borrower shall, and shall cause the Subsidiaries to, pay (i) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by Law have or may become a Lien upon any of its properties or assets (hereinafter referred to as the “Claims”) and (ii) all U.S. federal, state, local and non-U.S. income Taxes, sales Taxes, excise Taxes and all other Taxes and assessments of the Relevant Parties on their businesses, income, profits, franchises or assets, in each instance before any penalty or fine is incurred with respect thereto; provided that, without limiting the Sponsors obligations under the

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Cash Diversion Guaranty, the foregoing shall not be deemed to require that a Subsidiary pay any such Tax or other liability that is imposed on a Customer or that such Customer is contractually obligated to pay, and the term “Claims” shall be construed accordingly.

(b) The Borrower shall not be required to pay, discharge or remove any Claim relating to any Project that it is otherwise obligated to pay, discharge or remove so long as the Borrower contests (or cause to be contested) in good faith such Claim or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the applicable Project, so long as no Event of Default shall have occurred and be continuing and the Borrower has provided the Administrative Agent with security or cash reserves in an amount sufficient to pay, discharge or remove such Claim.

Section 7.13 Maintenance of Insurance.

(a) Until the Debt Termination Date, the Borrower shall, at its sole cost and expense, procure and maintain, or cause to be procured and maintained by the Operators and the Manager pursuant to the Portfolio Documents, and provide the Administrative Agent with acceptable evidence (in form and substance reasonably satisfactory to the Administrative Agent) of the existence of, the types and amounts of insurance listed below with respect to the activities of its representatives in connection with this Agreement (collectively, the “Insurance Policies”) with reputable insurers rated at least A-, X by A.M. Best and “A” or higher by S&P or otherwise acceptable to the Administrative Agent, acting reasonably. In addition, Borrower and the Relevant Parties shall take all necessary action to maintain any insurance that each such Relevant Party or Sponsor is required to maintain pursuant to the terms and conditions of the Transaction Documents. The following terms and conditions apply with respect to property and liability insurance maintained by or on behalf of the Borrower or the Relevant Parties with respect to the Projects:

(i) Property insurance - to provide against loss and damage by all risks of physical loss or damage covering Assets and other personal property, in amounts not less than the full insurable replacement value of all personal property from time to time, subject to usual and customary sublimits acceptable to the Administrative Agent, including coverage on a replacement cost and/or agreed amount basis with no deduction for depreciation and no co-insurance provisions (or a waiver thereof).

(ii) Automobile Liability - to provide coverage for non-owned and hired automobiles for both bodily injury and property damage (if applicable).

(iii) Commercial General Liability - to provide coverage on an “occurrence” basis, including coverage for premises/operations explosion, collapse and underground hazards, products/completed operations, broad form property damage, blanket contractual liability for written contracts, independent contractors and personal injury.

(iv) Excess/Umbrella Liability - in excess of the Automobile Liability and Commercial General Liability limits indicated above on a following-form basis with drop-down provisions applying.

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(b) With respect to all property insurance (including any excess or difference in conditions policies, if applicable) required pursuant to Section 7.13(a)

(i) Borrower, the Relevant Parties and each of their members shall be included as an additional “named insured”.

(ii) Borrower hereby waives, and shall cause the Relevant Parties and each of their members to waive, any rights of subrogation against the Secured Parties and shall cause any such property Insurance Policies to include or be endorsed to include a waiver of subrogation in favor of the Secured Parties.

(iii) Such property insurance shall include the following severability of interest and non-vitiation wording (or such other similar wording acceptable to the Administrative Agent):

“This Policy shall apply as if a separate policy had been issued to each insured provided that the total liability of the insurer to all parties collectively shall not exceed the sums insured and limits and sublimits of liability specified in the Schedule, elsewhere in the Policy, or endorsed thereto. A vitiating act committed by one insured party shall not prejudice the right to indemnity of any other insured party who has an insurable interest and who has not committed a vitiating act.”

(iv) The Secured Parties shall be included as additional “named” insureds on all such Insurance Polices insuring Wholly Owned Opcos.

(v) Collateral Agent shall be named as the “sole” loss payee on all such Insurance Polices insuring Wholly Owned Opcos pursuant to a lender loss payable endorsement acceptable to the Collateral Agent.

(vi) To the extent commercially available, such Insurance Policies shall be endorsed to provide at least thirty (30) days’ prior written notice (or ten days’ prior notice if such cancellation is due to failure to pay premiums) of cancellation to the Administrative Agent. If such endorsement for notice of cancellation shall not be commercially available, the Borrower shall be obligated to provide the required written notice of cancellation to the Administrative Agent.

(vii) All such Insurance Policies shall have limits and sublimits at least equal to those contained in the policies listed in Schedule 6.14.

(viii) Such Insurance Policies shall have deductibles in accordance with Prudent Industry Practices, the Portfolio Documents and the policies listed in Schedule 6.14.

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(c) With respect to all liability insurance required pursuant to Section 7.13(a):

(i) To the extent commercially available, such Insurance Policies shall be endorsed to provide at least thirty (30) days’ prior written notice (or ten days’ prior notice if such cancellation is due to failure to pay premiums) of cancellation to the Administrative Agent. If such endorsement for notice of cancellation shall not be commercially available, the Borrower shall be obligated to provide the required written notice of cancellation to the Administrative Agent.

(ii) Such Insurance Policies shall include Borrower, the Relevant Parties and each of their members as an additional “named insured”.

(iii) Such Insurance Policies shall include an endorsement to the policy naming (or providing via blanket endorsements as required by written contract) the Administrative Agent, and the Lenders, and their respective permitted successors, assigns, members, directors, officers, employees, lenders, investors, representatives and Administrative Agents as additional insureds on a primary and non-contributory basis.

(iv) Borrower hereby waives, and shall cause the Relevant Parties and each of their members to waive, any rights of subrogation against the Secured Parties and shall cause any such liability Insurance Policies to include or be endorsed to include a waiver of subrogation in favor of the Secured Parties.

(v) Such Insurance Policies shall include a severability of interest or separation of insureds clause with no material exclusions for cross-liability clause.

(vi) All such Insurance Policies shall have limits and sublimits at least equal to those contained in the policies listed in Schedule 6.14.

(vii) All such Insurance Policies shall have deductibles in accordance with Prudent Industry Practices, the Portfolio Documents and the policies listed in Schedule 6.14.

(d) The Borrower shall be responsible for covering the costs of all insurance premiums and deductibles associated with the Insurance Policies.

(e) Borrower and the Relevant Parties shall be obligated to provide written notice of material change to the Administrative Agent unless such notice is otherwise provided by endorsement of the required Insurance Policies. [***]

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(f) Prior to the Closing Date and on each anniversary of the Closing Date thereafter, the Borrower and Relevant Parties shall provide detailed evidence of insurance (in a form acceptable to the Administrative Agent) including certificates of insurance and copies of applicable insurance binders and policies (if requested), as well as a statement from the Borrower and/or its authorized insurance representative confirming that such insurance is in compliance with the terms and conditions of this Section 7.13, is in full force and effect and all premiums then due have been paid or are not in arrears.

(g) No provision of this Agreement shall impose on the Administrative Agent or any other Secured Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by or on behalf of the Borrower, the Relevant Parties or their members, nor shall the Administrative Agent or any other Secured Party be responsible for any representations or warranties made by or on behalf of the Borrower, the Relevant Parties, their members or any other Person to any insurance agent or broker, insurance company or underwriter.

(h) On an annual basis, not later than sixty (60) days before the end of the Borrower’s fiscal year, the Borrower shall cause a nationally recognized insurance or other applicable expert to perform and deliver, with a copy to the Administrative Agent, a probable maximum loss analysis with respect to the properties of the Borrower and the Relevant Parties. [***] The Administrative Agent, the Borrower and each Relevant Parties shall review such probable maximum loss analysis and, the Borrower and the Relevant Parties shall make appropriate adjustments (in consultation with, and with the prior written approval of, the Administrative Agent) to the types and amounts of insurance they maintain pursuant to Section 7.13(a) to reflect the results of such probable maximum loss analysis.

(i) [***]

(j) If at any time the Borrower determines in its reasonable judgment that any insurance (including the limits or deductibles thereof) required to be maintained by this Section 7.13 is not available on commercially reasonable terms due to prevailing conditions in the commercial insurance market at such time, then upon the written request of the Borrower together with a written report of the Borrower’s insurance broker or another independent insurance broker of nationally-recognized standing in the insurance industry (i) certifying that such insurance is not available on commercially reasonable terms (and, in any case where the required maximum coverage is not reasonably available, certifying as to the maximum amount which is so available), (ii) explaining in detail the basis for such broker’s conclusions, and (iii) containing such other information as the Administrative Agent (in consultation with the Insurance Consultant) may reasonably request, the Administrative Agent may (after consultation with the Insurance Consultant) temporarily waive such requirement and only to the extent that the Borrower can demonstrate that such temporary waiver will not cause the Borrower or the Relevant Parties to be out of compliance with the Portfolio Documents or that a similar waiver has been obtained under such Portfolio Documents; provided, however, that the Administrative Agent, may in its sole judgment, decline to waive any such insurance requirement. At any time after the granting of any temporary waiver pursuant to this Section 7.13 but not more than once in any year, the Administrative Agent may request, and the Borrower shall furnish to the

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Administrative Agent within thirty (30) days after such request, an updated insurance report reasonably acceptable to the Administrative Agent (in consultation with the Insurance Consultant) from the Company’s independent insurance broker. Any waiver granted pursuant to this Section 7.13 shall expire, without further action by any party, immediately upon (A) such waived insurance requirement becoming available on commercially reasonable terms, as reasonably determined by the Administrative Agent, (in consultation with the Insurance Consultant and the Company) or (B) failure of the Borrower to deliver an updated insurance report pursuant to clause (ii) above.

Section 7.14 Inspection.

(a) The Borrower agrees that, with reasonable prior notice, it will permit, and cause each Subsidiary to permit, any representatives and consultants of the Lender Parties, during the applicable Relevant Party’s normal business hours, to examine on-site all the books of account, records, reports and other papers of the Relevant Parties, to make copies and extracts therefrom, and the Borrower further agrees to discuss their affairs, finances and accounts with the officers, employees, Independent certified public accountants and other consultants of such Lender Parties, all at such reasonable times and at the Borrower’s expense; provided that except during the continuation of an Event of Default, such examinations may occur no more frequently than two times per calendar year. The Borrower shall promptly deliver copies of any Portfolio Documents as may be requested by Administrative Agent from time to time.

(b) The Borrower will permit, and shall cause each Subsidiary to permit, the Administrative Agent to conduct, in each case, at the sole cost and expense of the Borrower, field audits and examinations of the Projects, and appraisals of the Projects; provided, that, (i) such field audits and examinations and appraisals may be conducted not more than once per any twelve-month period (except, during the existence and continuance of an Event of Default, there shall be no limit on the number of additional field audits and examinations and appraisals that shall be permitted at the Borrowers’ expense) and (ii) except during the continuance of an Event of Default, the Administrative Agent shall consult with the Borrower regarding the costs and expenses of such field audits and examinations and appraisals.

Section 7.15 Cooperation. The Borrower shall, and shall cause its Subsidiaries to, cooperate and provide reasonable information and other assistance in connection with any proposed assignment or participation of a Loan permitted by Section 13.05(b).

Section 7.16 Collateral Accounts; Collections.

(a) The Borrower shall maintain, and shall cause to its Subsidiaries to maintain, in full force and effect each of the Collateral Accounts and each Tenant Company Standing Instruction in accordance with the terms of the Loan Documents.

(b) The Borrower shall, and shall cause each Relevant Party to, ensure that at all times each counterparty to a Project Document is directed to pay all Rents, PBI Payments or other payments due to a Relevant Party under such Project Document in accordance with the terms of the Loan Documents.

(c) Borrower shall, and shall cause each Loan Party to, remit any amounts received by it or received by third parties (other than pursuant to the terms of the Loan Documents) on its behalf to the appropriate Collateral Account for deposit in accordance with the terms of the Loan Documents.

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Section 7.17 Performance of Agreements. Borrower shall, and shall cause the Subsidiaries to, duly and punctually perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with hereunder and under the other Loan Documents to which it is a party. The Borrower shall, and shall cause the Subsidiaries to, prudently exercise and enforce their rights, authorities and discretions under the Portfolio Documents to which they are a party.

Section 7.18 Customer Agreements and REC Contracts.

(a) Each Customer Agreement entered into following the Closing Date shall be an Eligible Customer Agreement.

(b) The Borrower shall ensure that the Sponsor assigns to the applicable Opco all rights to receive the PBI Payments and the related PBI Documents in respect of each Eligible Project.

(c) Each Customer Agreement shall require the applicable Customer to maintain homeowner’s insurance for all damage to the property on which the related Project is installed.

(d) No later than thirty (30) days after the Closing Date, the Borrower shall provide to the Administrative Agent (i) fully executed copies of the balance of the Customer Agreements not provided to the Administrative Agent on the Closing Date which shall be Eligible Customer Agreements and (ii) evidence that the evidence of installer payment referred to in Section 6.23(h) includes lien waiver language consistent with the prescribed form of unconditional waiver and release on final payment for California from the Contractors State License Board (or the applicable form in the relevant Project State), accompanied by an Officer’s Certificate of the Borrower in a form and substance reasonably satisfactory to the Administrative Agent.

Section 7.19 Management Agreement. The Borrower shall, and shall cause the Manager and each Relevant Party to, (i) perform and observe all of the material terms, covenants and conditions of the Management Agreement on the part of Manager and such Relevant Party to be performed and observed and (ii) promptly notify the Administrative Agent of any notice to Borrower of any material default under the Management Agreement. If the Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement to be performed or observed by it, then, without

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limiting the Administrative Agent’s other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing Manager or any Relevant Party from any of its obligations under the Loan Documents or the Borrower under the Management Agreement, the Borrower grants the Administrative Agent on its behalf the right, upon prior written notice to the Borrower, to pay any sums and to perform any act as may be reasonably appropriate to cause such material conditions of the Management Agreement on the part of the Borrower to be performed or observed; provided, however, that the Administrative Agent will not be under any obligation to pay such sums or perform such acts.

Section 7.20 Use of Proceeds. The Borrower shall apply the proceeds of the Loans exclusively as set permitted pursuant to Section 2.01, Section 2.02, Section 2.03 and Section 2.04.

Section 7.21 Project Expenditures. The Borrower shall, and shall cause the Relevant Parties, Manager and Operators to, operate and maintain the Projects pursuant to the then-current Operating Budget, the O&M Agreements, the Portfolio Documents, all other agreements with respect to the Project (including any provisions of any manufacturer, installer or other warranties), Prudent Industry Practices and applicable Law.

Section 7.22 Tax Equity Opco Matters.

(a) Any capital contribution or loan required to be made by any Holdco to any Tax Equity Opco pursuant to such Tax Equity Opco’s Limited Liability Company Agreement or any other Tax Equity Document shall be made solely from the proceeds of Excluded Property (it being understood that repayments on any such loan shall not be Excluded Property and shall be paid directly into the Revenue Account by the applicable Holdco).

(b) The Borrower shall, and shall cause each Holdco to, enforce their rights under the Tax Equity Documents to ensure that each Relevant Party shall make and apply the maximum distributions to the managing members in accordance with the Tax Equity Documents and, without limitation, shall not agree to the maintenance of any cash reserve within any Opco without the consent of the Administrative Agent (acting on the instructions of the Required Lenders).

Section 7.23 Recapture. Each Relevant Party will take all reasonable actions to avoid (i) any liability to repay any portion of any payment it received with respect to a Project from the U.S. Treasury under section 1603 of the American Recovery and Reinvestment Act of 2009, as amended, or (ii) any disallowance or recapture of all or part of any tax credit under section 48 of the Code with respect to a Project.

Section 7.24 Termination of Servicer.

(a) In the event that a Servicer Termination Event occurs, the Administrative Agent or Collateral Agent (each acting on the instructions of the Required Lenders) may, in its sole discretion, deliver notice to the Operator under the Tenant O&M Agreement and to the Back-Up Servicer under the Wholly Owned Opco Back-Up Servicing

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Agreement, terminating the appointment of such Operator and triggering the transition to the Back-Up Servicer as successor Operator under the applicable O&M Agreements. The Borrower shall, and shall cause each Subsidiary to, immediately take all such action necessary (including the delivery of notice) to terminate the Operator and transition to the Back-Up Servicer.

(b) In the event that a Tax Equity Opco or a Holdco has the right to terminate an O&M Agreement or the Operator pursuant to the terms of such O&M Agreement, the Administrative Agent (acting on the instructions of the Required Lenders) may, in its sole discretion, deliver notice to the Borrower requiring it to cause the applicable Holdco to terminate the appointment of the Operator and trigger the transition to the Back-Up Servicer as successor Operator under such O&M Agreement. The Borrower shall, and shall cause the applicable Holdco to, immediately take all such action necessary (including the delivery of notice) to terminate the Operator and transition to the Back-Up Servicer.

Section 7.25 Prepaid Customer Agreements. Borrower shall cause all Projects subject to Prepaid Customer Agreements to be transferred to an Affiliate of the Sponsor that is not a direct or indirect subsidiary of Borrower:

(i) in the case of such Projects owned by any Owner Company, by no later than the third anniversary of the Closing Date; and

(ii) in the case of such Projects owned by Owner XI, by no later than 30 days following the date that the call option set forth in the Limited Liability Company Agreement of Owner XI becomes exercisable;

in each case at the sole cost and expense of the Sponsor or Affiliate of the Sponsor (other than a Relevant Party).

Section 7.26 Post-Closing Covenants.

(a) Borrower shall, within ninety (90) days following the Closing Date, deliver to the Administrative Agent fully executed copies of the Inverted Lease Back-Up Servicing Agreement and the Wholly Owned Back-Up Servicing Agreement together with evidence the the “Initial Acceptance Fee” payable to the Back-Up Servicer pursuant to the Inverted Lease Back-Up Servicing Agreement and the Wholly Owned Back-Up Servicing Agreement has been paid.

(b) The Borrower shall use commercially reasonable efforts to make an amendment to the Limited Liability Company Agreement of Owner XVIII within ninety (90) days of the Closing Date, in a form and substance reasonably satisfactory to the Administrative Agent, in respect of the automatic reduction of the [***] Class B Member Note in connection with capital contribution and true up obligations of Holdco XVIII.

(c) Borrower shall, within five (5) Business Days following the Closing Date, deliver to the Administrative Agent fully executed copies of the [***] Amendment I and the [***] Amendment II.

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ARTICLE VIII

NEGATIVE COVENANTS

Section 8.01 Indebtedness. The Borrower shall not, and shall not permit the Subsidiaries to, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, “Permitted Indebtedness”):

(a) the Obligations (including the Secured Hedging Obligations);

(b) unsecured trade payables which are not evidenced by a note or are otherwise indebtedness for borrowed money and which arise out of purchases of goods or services in the ordinary course of business; provided, however, (1) such trade payables are payable not later than 90 days after the original invoice date and are not overdue by more than 30 days and (2) the aggregate amount of such trade payables outstanding does not, at any time, exceed $1,000,000 in the aggregate for the Borrower and the Subsidiaries;

(c) loans made by a (i) Holdco to a Tax Equity Opco solely to the extent made with the proceeds of Excluded Property in accordance with Section 7.22(a) or (ii) Owner XVII to Holdco XVII under the Contribution Note (as defined in the Limited Liability Company Agreement of Owner XVII) provided it is repaid or deemed repaid or reduced in full on or before March 31, 2015 solely from (A) capital contributed by the Sponsor and/or (B) a reduction of the outstanding amount in accordance with Section 4.01(g)(ii) of the Limited Liability Company Agreement of Owner XVII and (iii) Owner XVIII to Holdco XVIII under the [***] Class B Member Note, provided it is repaid or deemed repaid or reduced in full on or before June 30, 2015 solely from (x) capital contributed by the Sponsor and/or (y) a reduction of the outstanding amount (other than by capital contribution) in accordance with Section 4.01(c) of the Limited Liability Company Agreement of Owner XVIII; and

(d) to the extent constituting Indebtedness, obligations or liabilities of a Tenant Company, Owner Company or Tax Equity Opco arising under any Excluded REC Contract or any guarantee in respect thereof (other than any obligation or liability constituting indebtedness for borrowed money).

In no event shall any Indebtedness other than the Obligations be secured, in whole or in part, by the Collateral or other Assets or any portion thereof or interest therein and any proceeds of any of the foregoing.

Section 8.02 No Liens. The Borrower shall not, and shall not permit the Subsidiaries to, create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it except Permitted Liens.

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Section 8.03 Restriction on Fundamental Changes. The Borrower shall not, and shall not permit the Subsidiaries to, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders), (i) merge or consolidate with another Person, (ii) sell, assign, transfer or dispose of any part of the Collateral other than (x) sales, assignments, transfers or dispositions of obsolete, worn-out or replaced property or assets not used or useful in its business, (y) sales of Projects to Customers pursuant to the express terms of the Customer Agreements (provided that the proceeds thereof received by the Relevant Parties are applied in accordance with Section 5.02) or (z) otherwise as expressly permitted by this Agreement, (iii) liquidate, wind-up or dissolve any Subsidiary or (iv) withdraw or resign from any Subsidiary (including in the capacity as managing member).

Section 8.04 Bankruptcy, Receivers, Similar Matters. Borrower shall not, and shall not permit any Subsidiary to, apply for, consent to, or aid, solicit, support, or otherwise act, cooperate or collude to cause the appointment of or taking possession by, a receiver, trustee or other custodian for all or a substantial part of the Assets of any Relevant Party. Borrower shall not, and shall not permit any Subsidiary to, file a petition for, consent to the filing of a petition for, or aid, solicit, support, or otherwise act, cooperate or collude to cause the filing of a petition for an Involuntary Bankruptcy. In any Involuntary Bankruptcy of any Relevant Party, the Borrower shall not, and shall not permit any Subsidiary to, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders), consent to the entry of any order, file any motion, or support any motion (irrespective of the subject of the motion), and the Borrower shall not, and shall not permit any Subsidiary to file or support any plan of reorganization. In any Involuntary Bankruptcy of a Relevant Party, Borrower shall, and shall cause the Subsidiaries to, do all things reasonably requested by the Administrative Agent (acting on the instructions of the Required Lenders) to assist the Administrative Agent in obtaining such relief as the Administrative Agent shall seek, and shall in all events vote as directed by the Administrative Agent (acting on the instructions of the Required Lenders). Without limitation of the foregoing, Borrower shall, and shall cause the Subsidiaries to, do all things reasonably requested by the Administrative Agent (acting on the instructions of the Required Lenders) to support any motion for relief from stay or plan of reorganization proposed or supported by the Administrative Agent (acting on the instructions of the Required Lenders).

Section 8.05 ERISA.

(a) No ERISA Plans. The Borrower shall not, and shall not permit any Loan Party to, establish any Employee Benefit Plan or Multiemployer Plan, or commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan or Multiemployer Plan.

(b) Compliance with ERISA. The Borrower shall not, and shall not permit any Subsidiary to engage in any non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code; provided that if Borrower is in default of this covenant under subsection (i), Borrower shall be deemed not to be in default if such default results solely because (x) any portion of the Loans have been, or will be, funded with plan assets of any Plan and (y) the purchase or holding of such portion of the Loans by such Plan constitutes a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code or a violation of applicable Similar Law.

(c) The Borrower shall not, and shall not permit the Subsidiaries to, hire or maintain any employees.

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Section 8.06 Restricted Payments. The Borrower shall not, and shall not permit any Subsidiary to make, directly or indirectly any Restricted Payment other than:

(a) distributions by the Tax Equity Opcos to their members in accordance with the terms of the respective Limited Liability Company Agreements;

(b) distributions by the Relevant Parties to the Borrower;

(c) distributions from the Borrower to the Pledgor Collections Account to the extent permitted under the Depository Agreement;

(d) the Borrower and Subsidiaries may distribute to their members any and all proceeds of Excluded REC Sales;

(e) distributions of Loan proceeds in accordance with the express provisions of ARTICLE II and the Distribution and Contribution Agreement; and

(f) distributions of any amounts distributed by Tax Equity Opcos to Holdcos on January 15, 2015 to the Sponsor, in an amount not to exceed $2,000,000, in accordance with the Account Collateral Agreement (provided, that at the time of such distribution evidence is provided to the Administrative Agent of the amounts actually distributed by the Tax Equity Opcos to the Holdcos on January 15, 2015);

The Borrower shall not (i) redeem, purchase, retire or otherwise acquire for value any of its ownership or equity interests or securities or (ii) set aside or otherwise segregate any amounts for any such purpose. The Borrower shall not, directly or indirectly, make payments to or distributions from the Collateral Accounts except in accordance with the Depository Agreement. The Borrower shall ensure that no Holdco exercises any right of offset or set-off against its right to distributions from an Opco.

Section 8.07 Limitation on Investments. The Borrower shall not, and shall not permit any Subsidiary to, after the date hereof, form, or cause to be formed, any subsidiaries, make or suffer to exist any loans or advances to, or extend any credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise (other than (i) pursuant to a Loan Document or (ii) the guarantee from an Owner Company or Owner XI of the obligations of the applicable Tenant Company or Tenant XI, respectively, in respect of REC sales)), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of any other Person (except by the endorsement of checks in the ordinary course of business), or, except as expressly permitted under any Loan Document, make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person.

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Section 8.08 Sanctions and Anti-Corruption. Borrower shall not, and shall not permit any Relevant Party, Contribution Party or other Affiliate to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person, or (b) contribute or otherwise make available all or any part of the proceeds of the Loans, directly or indirectly, to, or for the benefit of, any Person (whether or not an Affiliate of the Borrower) for the purpose of financing the activities or business of, other transactions with, or investments in, any Blocked Person or in violation of any Anti-Corruption Laws, (c) directly or indirectly fund all or part of any repayment or prepayment of the Loans out of proceeds derived from any transaction with or action involving a Blocked Person or in violation of Anti-Corruption Laws or (d) engage in any transaction, activity or conduct that would violate Sanctions or Anti-Corruption Laws, that would cause any Secured Party to be in breach of any Sanctions or that could reasonably be expected to result in it or its Affiliates or any Secured Party being designated as a Blocked Person.

Section 8.09 No Other Business; Leases. Borrower shall not, and shall not permit any Subsidiary to: (i) engage in any business other than the acquisition, ownership, leasing, construction, financing, operation and maintenance of the Projects in accordance with and as contemplated by the Transaction Documents and other activities incidental thereto, including the sale of RECs under the Excluded REC Contracts, or (ii) change its name without the consent of the Administrative Agent.

(b) Borrower shall not, and shall not permit any Subsidiary to, enter into any agreement or arrangement to lease the use of any Asset or Project of any kind (including by sale-leaseback, operating leases, capital leases or otherwise), except any Master Lease or pursuant to the terms of the Eligible Customer Agreements.

Section 8.10 Portfolio Documents.

(a) The Borrower shall not, and shall not permit any Subsidiary to, amend, modify or terminate any Portfolio Document, or waive any material breach under, or material breach of, any Portfolio Document, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders); provided, that the Subsidiaries shall be permitted to enter into an agreement to amend or modify (i) the electricity or lease rate, annual escalator or term of any Exempt Customer Agreement only (such agreement, a “Payment Facilitation Agreement”), so long as such amendment or modification is (A) permitted under the applicable Tax Equity Documents and (B) made in good faith for a commercially reasonable purpose and is intended to maximize the long-term economic value of the Customer Agreement as against its value if the Payment Facilitation Agreement had not been entered into (as reasonably determined by the Sponsor in good faith and in light of the facts and circumstances known at the time of such amendment or modification) and (ii) a Master Turnkey Installation Agreements to the extent that such amendment or modification could not reasonably be expected to have a Material Adverse Effect.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(b) The Borrower shall not, and shall not permit any Subsidiary to, enter into any new agreement or contract, other than the Transaction Documents and the Excluded REC Contracts or any contract or agreement incidental or necessary to the operation of its business that do not allocate material risk to any Relevant Party and have a term of less than one year or that has a value over its term not exceeding $100,000, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders).

(c) The Borrower shall not, and shall not permit any Subsidiary to, assign, novate or otherwise transfer or consent to an assignment, novation or any other transfer of a Project Document other than (i) pursuant to the Collateral Documents, (ii) transfers of an interest in an Opco which are permitted in accordance with clause (d) below and Section 7.08(g) and (iii) assignments of a Customer Agreement to a replacement Customer in accordance with the terms of the Customer Agreement and applicable Law (including consumer leasing and protection Law).

(d) No Holdco shall exercise any option to purchase the outstanding “class A” membership interests of a Tax Equity Opco or any membership interests held by a Tax Equity Member in such Tax Equity Opco without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders); provided that, upon obtaining such consent and notwithstanding anything to the contrary in this Agreement, Sponsor may make a capital contribution to the applicable Holdco for the purchase of such membership interests.

Section 8.11 Taxes. The Borrower shall not, and shall not permit any Relevant Party to, take any action or position that would result in a Project being determined to have been Placed in Service prior to the date it was sold to the relevant Relevant Party. The Borrower shall not, and shall not permit any Subsidiary to, claim a tax credit under section 48 of the Code for any Project with respect to which a Relevant Party has received a Grant. The Borrower shall not, and shall not permit any Relevant Party to, cause or permit any property that is part of a Project to be subject to the alternative depreciation system under section 168(g) of the Code.

Section 8.12 Expenditures; Collateral Accounts; Structural Changes.

(a) The Borrower shall not, and shall not permit any Subsidiary to, incur Operating Expenses or otherwise pay the Manager, Operator and Back-Up Servicer in the aggregate amounts in excess of the greater of:

(i) the budgeted amounts shown for Operating Expenses in the applicable Operating Budget for such year;

(ii) 20% in the aggregate over the amount budgeted for Operating Expenses in the then-current Base Case Model for the applicable year; and

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(iii)(A) $125,000 in the aggregate for the Wholly Owned Opcos and (B) $500,000 in the aggregate for the Tax Equity Opcos,

without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders and with such consent in respect of the Tax Equity Opcos not to be unreasonably withheld or delayed).

(b) The Borrower shall not, and shall not permit any Subsidiary to, acquire or own any material asset other than the Projects, Portfolio Documents, Excluded REC Contracts, the Membership Interests and the proceeds thereof.

(c) The Borrower shall not maintain, or permit any Relevant Party to maintain, any bank accounts other than (A) the Collateral Accounts maintained by the Borrower, (B) the bank accounts of the Pledgor maintained pursuant to the Other Depository Agreement, (C) the bank accounts of each Tax Equity Opco maintained pursuant to the Tax Equity Account Agreements and (D) the Tenant Company Accounts maintained by the Tenant Companies.

(d) The Borrower shall not, and shall not permit any Subsidiary to, materially amend, modify or waive, or permit any material amendment, modification or waiver of (i) its organizational documents (except (A) for non-substantive or immaterial changes to organizational documents other than a Limited Liability Company Agreement or Wholly Owned Limited Liability Company Agreement which, for the avoidance of doubt, shall not include any amendments that relate to corporate powers, corporate separateness or single-purpose entity provisions set forth herein or therein or (B) as may be required by applicable Law, provided, that, any such change required by applicable Law shall be made only with prior notice to and consultation with the Administrative Agent) (ii) its legal form or its capital structure (including the issuance of any options, warrants or other rights with respect thereto) or (iii) change its fiscal year, in each case without the consent of the Administrative Agent.

(e) The Borrower shall not use any proceeds of any Loan except as permitted by applicable Law and for the purposes permitted in Section 2.01, Section 2.02, Section 2.03 or Section 2.04.

Section 8.13 REC Contracts and Transfer Instructions. Without limitation to Section 8.10(a), the Borrower shall not permit, and shall cause each Relevant Party not to, amend the Limited Liability Company Agreement or Wholly Owned Limited Liability Company Agreement of any Opco to remove provisions (to the extent included therein) providing for the automatic transfer of RECs sold pursuant to an Excluded REC Contract. Without limiting Section 8.10(b), the Borrower shall not, and shall not permit and Subsidiary to, enter into any REC Contract other than a Excluded REC Contract.

Section 8.14 Speculative Transactions. The Borrower shall not, and shall cause each Relevant Party not to, engage in any Swap Agreement other than the Excluded REC Contracts and the Interest Rate Hedging Agreements.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 8.15 Voting on Major Decisions. The Borrower shall ensure that no Loan Party exercises its rights, authorities and discretions under any Tax Equity Document to consent to, approve, ratify, vote in favor of, or submit to the Tax Equity Member for such consent, approval, ratification or vote, any matter which requires approval as a Major Decision, other than with the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders); provided, that, the Borrower shall not be restricted from communicating with any Tax Equity Member in the ordinary course so long as such communications do not cause a Major Decision to be made without the Administrative Agent’s consent.

Section 8.16 Transactions with Affiliates. The Borrower shall not, and shall ensure each Subsidiary shall not, make or cause any payment to, or sell, lease, transfer or otherwise dispose of any of its Assets to, or purchase any Assets from, or enter into or make, replace, terminate or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, the Sponsor or its Affiliates or any of the Affiliates of the Borrower and each of their respective members and principals (each, an “Affiliate Transaction”), unless the Affiliate Transaction is upon terms and conditions that are intrinsically fair, commercially reasonable and on terms no less favorable to such Relevant Party than those that would be available on an arms-length basis with an unrelated Person (other than (i) Restricted Payments permitted to be made under Section 8.06 and (ii) the Transaction Documents in existence as at the Closing Date).

Section 8.17 Limitation on Restricted Payments. Without limiting Section 8.10, the Borrower shall not, and shall ensure each Subsidiary shall not, enter into any agreement, instrument or other undertaking that (i) restricts the ability of any Subsidiary to make a Restricted Payment (including pursuant to any reallocation of distribution percentages) or (ii) restricts or limits the ability of any Loan Party to create, incur, assume or suffer to exist Liens on the property of such Person for the benefit of the Secured Parties with respect to the Obligations, except to the extent set out in the Tax Equity Documents as of the Closing Date.

ARTICLE IX

SEPARATENESS

Section 9.01 Separateness. The Borrower acknowledges that the Administrative Agent and the Lender Parties are entering into this Agreement in reliance upon each Relevant Party’s identity as a legal entity that is separate from any other Person. Therefore, from and after the Closing Date, the Borrower shall take all reasonable steps to maintain each Relevant Party’s identity as a separate legal entity from each other Person and to make it manifest to third parties that the Relevant Parties are separate legal entities. Without limiting the generality of the foregoing, the Borrower agrees that it shall not, and shall not permit any Subsidiary to:

(a) fail to hold all of its assets in its own name;

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(b) except for payments made to a General Account governed by the terms of the Management Agreement, commingle its assets with the assets of any of its members, Affiliates, principals or any other Person;

(c) maintain books, records and agreements as official records and separate from those of the members, principals and Affiliates or any other Person;

(d) maintain its bank accounts separate from the members, principals and Affiliates of any other Person;

(e) other than the Transaction Documents and as otherwise expressly permitted by Section 8.16, enter into any Affiliate Transaction;

(f) fail to maintain separate Financial Statements from those of its general partners, members, principals, Affiliates or any other Person; provided, however, that the Relevant Parties financial position, assets, liabilities, net worth and operating results may be included in the consolidated Financial Statements of Sponsor, provided that (i) appropriate notation shall be made on such consolidated Financial Statements to indicate the separateness of each Relevant Party and the Sponsor, to indicate that the Sponsor and each Relevant Party maintain separate books and records and to indicate that none of the Relevant Parties’ Assets and credit are not available to satisfy the debts and other obligations of the Sponsor or any other Person and (ii) such Assets and liabilities shall be listed on each Relevant Party’s own separate balance sheet;

(g) fail to promptly correct any known or suspected misunderstanding regarding its separate identity;

(h) maintain its Assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(i) guarantee or become obligated, or hold itself as responsible, for the debts of any other Person, except under the Guaranty and Security Agreement or the Guaranty and Pledge Agreement;

(j) hold out its credit as being available to satisfy the obligations of any other Person, except under the Guaranty and Security Agreement or the Guaranty and Pledge Agreement;

(k) make any loans or advances to any third party, including any member, principal or Affiliate of the Borrower, or any member, principal or Affiliate thereof, except as expressly permitted by the Loan Documents;

(l) pledge its assets for the benefit of any other Person, except as expressly permitted under the Loan Documents;

(m) identify itself or hold itself out as a division of any other Person or conduct any business in another name;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(n) fail to maintain adequate capital in light of its current and contemplated business operations;

(o) acting solely in its own limited liability company name and not of any other Person, any of its officers or any of their respective Affiliates, and at all times using its own stationery, invoices and checks separate from those of any other Person, any of its officers or any of their respective Affiliates;

(p) acquire obligations or securities of its members, shareholders of other Affiliates, as applicable;

(q) take any action that knowingly shall cause any Relevant Party to become insolvent;

(r) fail to keep minutes of the actions of the member of any Relevant Party and observe all limited liability company and other organizational formalities;

(s) fail to cause its members, managers, directors, officers, agents and other representatives to act at all times with respect to each Relevant Party consistently and in furtherance of the foregoing and in the best interests of each Relevant Party;

(t) fail to pay its own liabilities and expenses (including, as applicable, shared personnel and overhead expenses) only out of its own funds, except as expressly provided under by the Loan Documents in respect of the Wholly Owned Opcos; or

(u) fail at any time to have an independent director of Borrower or Pledgor (as defined in the applicable limited liability company agreement of the Borrower or Pledgor, as applicable).

ARTICLE X

CONDITIONS PRECEDENT

Section 10.01 Conditions of Initial Borrowing. The obligation of each Lender to make Loans and the obligation of the Issuing Bank to issue the Letter of Credit on the Closing Date hereunder is subject to satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of all Lenders and the Issuing Bank):

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or executed electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the Borrower, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date):

(i) a Borrowing Notice in accordance with the requirements of Section 2.01;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(ii) a Notice of LC Activity in accordance with the requirements of Section 2.04 together with completed LC Application duly executed by the Borrower for the benefit of the Administrative Agent and submitted to the Issuing Bank (together with such other LC Documents applicable thereto) with a copy to the Administrative Agent;

(iii) executed counterparts of this Agreement, together with all Exhibits and Schedules thereto, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(iv) the Cash Diversion Guaranty;

(v) the Collateral Agency Agreement;

(vi) the Depository Agreement;

(vii) a Note executed by the Borrower in favor of each Lender requesting a Note;

(viii) the [***] Consent;

(ix) the Management Consent Agreement;

(x) the Omnibus Distribution and Contribution Agreement;

(xi) all other Loan Documents;

(xii) evidence satisfactory to the Administrative Agent that all warranties relating to the Projects will inure to the benefit of, and be enforceable by, the Relevant Party following the purchase of such Projects;

(xiii) the Pledge Agreement; the Pledge and Security Agreement; the Guaranty and Pledge Agreement; and the Guaranty and Security Agreement, in each case, duly executed by the applicable Relevant Party, together with:

(A) certificates representing the pledged equity referred to therein (in the form required by the applicable limited liability company agreement) accompanied by undated stock powers executed in blank and instruments evidencing any pledged debt indorsed in blank;

(B) proper Financing Statements in form appropriate for filing under the applicable Uniform Commercial Code in order to perfect the Liens created under the Collateral Documents (covering the Collateral described therein);

(C) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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the Liens created under the Collateral Documents has been taken or will be taken on the Closing Date such that such Liens shall each constitute a first priority security interest; and

(D) the results of a recent lien search in each of the jurisdictions in which UCC financing statement or other filings or recordations should be made to evidence or perfect security interests in all assets of the Borrower, the Relevant Parties and the Contribution Parties and such search shall reveal no Liens on any of the assets of the Borrower, the Relevant Parties, the Contribution Parties or otherwise on the Collateral, other than Permitted Liens and, in the case of the Contribution Parties, Liens arising in respect of the Indebtedness under the Existing Backleverage Facilities that shall be released on the Closing Date pursuant to UCC-3 termination statements, payoff letters and other documentation reasonably satisfactory to the Administrative Agent);

(xiv) fully executed copies of all Portfolio Documents on the Closing Date (other than Customer Agreements, of which at least 80% shall have been provided prior to the Closing Date) and the Project Information, together with such amendments to the Wholly Owned Documents as required by the Administrative Agent and the [***] Amendments, accompanied by an Officer’s Certificate certifying: (A) that each such copy provided to the Administrative Agent is a true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters), (B) each such Portfolio Document (i) has been duly executed and delivered by the Sponsor and each Relevant Party party thereto and, to the Knowledge of Sponsor, Borrower and the Subsidiaries, the other parties thereto, (ii) is in full force and effect and is enforceable against each the Sponsor, Relevant Party party thereto and, to the Knowledge of Sponsor, Borrower and the Subsidiaries, each other party thereto as of such date, (C) neither the Sponsor nor any Relevant Party thereto nor, to the Knowledge of Sponsor, Borrower and each Subsidiary, any other party to such document is or, but for the passage of time or giving of notice or both, will be in breach of any material obligation except, solely with respect to (i) Customer Agreements, where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect and (ii) Master Turnkey Installation Agreements, where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect, (D) no Portfolio Document has an event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect and (E) all conditions precedent to the effectiveness of such documents have been satisfied or waived in writing;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(xv) correct and complete certified copies of the (i) audited Financial Statements of Sponsor for the calendar year ended 2013 and (ii) unaudited Financial Statements of Sponsor and each Opco for the calendar quarter ended September 30, 2014, accompanied by the certifications contemplated by Section 7.01(a)(i), (ii) and (vi).

(xvi) evidence, including customary insurance certificates, that all insurance required to be obtained and maintained pursuant to the Loan Documents has been obtained and all premiums thereon have been paid in full;

(xvii) a copy of the certificate of formation, limited liability company agreement, operating agreement or other organizational documents of each Relevant Party and the Contribution Parties, together with such amendments to the organizational documents of the Loan Parties as required by the Administrative Agent, certified by the secretary of such Person as being true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters);

(xviii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of the Relevant Parties and the Contribution Parties as the Administrative Agent may require authorizing, as applicable, the Loans and the guarantees given by the Loan Parties, the granting of the Liens under the Collateral Documents, the consummation of the Contribution Transactions, the appointment of the Borrower as managing member of the Wholly Owned Opcos and the execution delivery and performance of this Agreement and the other Transaction Documents and evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement and the other Loan Documents to which a Contribution Party or any Relevant Party is a party or is to be a party, in each case, certified by the secretary of such Person;

(xix) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Relevant Party and each Contribution Party is duly formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(xx) favorable opinions of counsel to the Relevant Parties and the Contribution Parties in relation to the Loan Documents, the Tenant O&M Agreement and the Management Agreement, addressed to the Administrative Agent and each Secured Party from:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(A) Wilson Sonsini Goodrich & Rosati P.C., counsel for the Relevant Parties and the Contribution Parties, including opinions regarding the attachment, perfection of security interests in Collateral and corporate matters (including, without limitation, enforceability, no consents, no conflicts with the Limited Liability Company Agreements, Master Lease between the Inverted Lease Tax Equity Opcos and the Comerica Bank financing, and Investment Company Act matters);

(B) an in-house opinion from counsel of the Sponsor, including opinions regarding corporate matters and no conflicts with organizational documents, and other material contracts binding on the Relevant Parties and the Contribution Parties (including the Existing Backleverage Facilities);

(xxi) a certificate of an Authorized Officer of each Relevant Party and each Contribution Party, either (A) attaching copies of all consents, licenses and approvals required in connection with the Loans and the guarantees given by the Loan Parties, the granting of the Liens under the Collateral Documents, the consummation of the Distribution and Contribution Transactions, the appointment of the Borrower as managing member of the Wholly Owned Opcos and the execution delivery and performance of this Agreement and the other Transaction Documents and the validity against the Sponsor and each Relevant Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect and not subject to appeal, or (B) certifying that no such consents, licenses or approvals are so required;

(xxii) a certificate signed by an Authorized Officer of the Borrower certifying (A) that the conditions specified in Sections 10.01(h), 10.01(i), 10.01(j), 10.01(l) and 10.01(s) have been satisfied, (B) as to the solvency of the Borrower and the Subsidiaries, and (C) that there has been no event or circumstance since December 31, 2013 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(xxiii) the Closing Date Funds Flow Memorandum outlining the use of the Loans (including the repayment of the Indebtedness under the Existing Backleverage Facilities) which shall be in compliance with Section 2.01(c);

(xxiv) the then-current financial models for the Partnership Flip Tax Equity Opcos and the then-current financial model for the Inverted Lease Tax Equity Opcos; and

(xxv) each other certificate or document as the Administrative Agent shall reasonably request.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(b) The Administrative Agent has received the Base Case Model demonstrating compliance with the Debt Sizing Parameters, and [***].

(c) The Administrative Agent has received a report from the Accounting Consultant addressed to the Administrative Agent and the Lenders.

(d) Each Lender Party has received the initial Operating Budget required pursuant to Section 7.01(e)(i).

(e) The Lender Parties have received all documentation and other information required by regulatory authorities under the applicable “know your customer” and Anti-Money Laundering Laws, including the PATRIOT Act.

(f)

(i) All fees required to be paid to the Agents and the Depositary Agent on or before the Closing Date, shall have been paid or shall be, contemporaneously with the Closing, paid.

(ii) All fees required to be paid to the Lenders and the Joint Lead Arrangers on or before the Closing Date pursuant to the Fee Letters, shall have been paid or shall be, contemporaneously with the Closing, paid.

(iii) All Additional Expenses due and payable as of the Closing Date shall have been paid in full by the Borrower.

(iv) All other costs and expenses required to be paid pursuant to Section 5.07 for which evidence has been presented (including third-party fees and out-of-pocket expenses of lenders counsel, the Insurance Consultant, Independent Engineer, Accounting Consultant, [***] and other advisors or consultants retained by the Administrative Agent) on or before the Closing Date.

(v) The payment of all fees, costs and expenses to be paid on the Closing Date will be reflected in the Closing Date Funds Flow Memorandum and funding instructions given by the Borrower to the Administrative Agent and the Depository Bank prior to the Closing Date.

(g) The Borrower has established the Collateral Accounts and, except to the extent to be funded with a Letter of Credit on the Closing Date, has deposited, or shall contemporaneously with the Closing deposit, into the Debt Service Reserve Account the Required Debt Service Reserve Amount. To the extent applicable, the funding of the Debt Service Reserve Account will be reflected in the Closing Date Funds Flow Memorandum and funding instructions given by the Borrower to the Administrative Agent and the Depository Bank prior to the Closing Date.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(h) The representations and warranties of the Sponsor and the Relevant Parties contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(i) No action or proceeding has been instituted or threatened in writing by any Governmental Authority against the Sponsor or any Relevant Party that seeks to impair, restrain prohibit or invalidate the transactions contemplated by this Agreement and the other Loan Documents or regarding the effectiveness or validity of any required Permits.

(j) No Default or Event of Default shall exist, or would result from the borrowing or from the application of the proceeds thereof.

(k) The Administrative Agent shall have received technical reports on the Projects to be owned by the Subsidiaries prepared by the Independent Engineer and addressed to the Administrative Agent and the Lenders.

(l) The Cash Available for Debt Service included under the Base Case Model does not include cash flows from any Project that is not an Eligible Project and takes into account the impact on Operating Revenues and Operating Expenses from each waiver provided by a Tax Equity Member. Taking into account all Projects proposed to be included in the Collateral as of the Closing Date, each Eligible Project (i) met the requirements for the purchase of the Projects at the time of sale pursuant to such applicable Master Purchase Agreement or (ii) those requirements in Schedule 3 of the applicable Master Purchase Agreement were amended or waived and notice of any such waiver or amendment has been provided to the Administrative Agent.

(m) The Administrative Agent shall have received (i) an insurance report from the Insurance Consultant addressed to the Administrative Agent and the Lenders and (ii) an insurance certificate from the Borrower’s insurance broker identifying the underwriters, types of insurance, applicable insurance limits and policy terms consistent with such insurance report.

(n) [Reserved]

(o) Evidence reasonably satisfactory to the Administrative Agent that Manager has directed the Account Bank to sweep any amounts deposited into the blocked accounts subject to the Account Control Agreements to the Collections Account immediately upon receipt thereof, or that Manager has undertaken such obligation pursuant to Section 4.01(f), including that the Tenant Company Standing Instruction shall have been duly executed and delivered to each applicable Account Bank.

(p) Prior to or, pursuant to a closing protocol acceptable to the Administrative Agent, contemporaneously with the occurrence of the Closing Date:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(i) all conditions to the consummation of the Distribution and Contribution Transactions set forth in the Omnibus Distribution and Contribution Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of Administrative Agent (acting on the instructions of the Required Lenders) such that the Distribution and Contribution Transactions shall become effective in accordance with the terms of the Omnibus Distribution and Contribution Agreement; and

(ii) the Omnibus Distribution and Contribution Agreement shall be in full force and effect and no provision thereof shall have been modified or waived, in each case without the consent of Administrative Agent (acting on the instructions of all Lenders).

(q) Prior to or, pursuant to a closing protocol acceptable to the Administrative Agent, contemporaneously with the occurrence of the Closing Date, the Relevant Parties and the Sellers shall have (i) repaid in full all Indebtedness under the Existing Backleverage Facilities, (ii) terminated any commitments to lend or make other extensions of credit thereunder, (iii) delivered to Administrative Agent all documents or instruments necessary to release all Liens on the Collateral securing any Indebtedness (other than Permitted Liens) and the Indebtedness under the Existing Backleverage Facilities on the Closing Date (including receipt of duly executed payoff letters, UCC-3 termination statements and consent agreements) and (iv) made arrangements satisfactory to Administrative Agent with respect to the cancellation of any letters of credit outstanding thereunder.

(r)

(i) The Other Loan Documents have been duly executed and are in full force and effect.

(ii) Contemporaneously with the occurrence of the Closing Date, the conditions precedent to the “Initial Term Loans” under the Other Credit Agreement shall have been satisfied or waived with the consent of the Administrative Agent (acting on the instructions of all Lenders) such that they shall be funded on the Closing Date pursuant to a closing protocol acceptable to the Administrative Agent.

(s) No Holdco has been removed as managing member under the Limited Liability Company Agreement for any Tax Equity Opco, nor has any Holdco given or received written notice of an action, claim or threat of such removal.

Section 10.02 Conditions of Subsequent Term Loan Borrowings. The obligation of each Lender to make Loans under Section 2.02 in respect of a Project Pool is subject to satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of all Lenders and the Issuing Bank):

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(a) The Closing Date shall have occurred and the Borrower shall have delivered a Borrowing Notice in accordance with the requirements of Section 2.02.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or electronic copies (followed promptly by originals to the extent extant) unless otherwise specified, each properly executed by an Authorized Officer of the signing Borrower, each dated as of the date of such borrowing (or, in the case of certificates of governmental officials, a recent date before such date of borrowing):

(i) a Note executed by the Borrower in favor of each Lender requesting a Note;

(ii) the Borrower shall have entered into the Secured Interest Rate Hedging Agreements;

(iii) evidence satisfactory to the Administrative Agent that all warranties relating to the Projects in the Project Pool inure to the benefit of, and are enforceable by, the relevant Subsidiary;

(iv) a certificate signed by an Authorized Officer of the Borrower certifying (A) that the conditions specified in Sections 10.02(d) and 10.02(e), 10.02(f), 10.02(g), 10.02(h), 10.02(j) and 10.02(n) have been satisfied and (B) that there has been no event or circumstance since the later of the Closing Date and the making of the last Loans pursuant to this Section 10.02 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(v) a copy of fully executed copies of all Project Documents and other Portfolio Documents entered into in connection with the Project Pool together with the Project Information relating to each Eligible Project in the Project Pool, accompanied by an Officer’s Certificate certifying: (A) that each such copy provided to the Administrative Agent is a true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters), (B) each such Portfolio Document (i) has been duly executed and delivered by the Sponsor and each Relevant Party party thereto and, to the Knowledge of Sponsor, Borrower and the Subsidiaries, the other parties thereto, (ii) is in full force and effect and is enforceable against the Sponsor and each Relevant Party party thereto and, to the Knowledge of Sponsor, Borrower and the Subsidiaries, each other party thereto as of such date, (C) neither the Sponsor nor any Relevant Party party thereto nor, to the Knowledge of Sponsor, Borrower and each Subsidiary, any other party to such document is or, but for the passage of time or giving of notice or both, will be in breach of any material obligation except, solely with respect to (i) Customer Agreements, where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect and (ii) Master Turnkey Installation Agreements,

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where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect, (D) no Portfolio Document has an event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect and (E) all conditions precedent to the effectiveness of such documents have been satisfied or waived in writing;

(vi) evidence, including customary insurance certificates, that all insurance required to be obtained and maintained pursuant to the Loan Documents has been obtained and all premiums thereon have been paid in full;

(vii) a copy of the purchase and sale confirmation delivered under the applicable Master Purchase Agreement in respect of the Projects in the Project Pool, including any subsequent confirmations provided to Owner XVII, Owner XVIII or their applicable Tax Equity Members that the Projects in the Project Pool have been Placed in Service;

(viii) the then-current true-up financial models for Owner XVII and Owner XVIII;

(c) Each Lender Party has received the Base Case Model, demonstrating compliance with the Debt Sizing Parameters and updated to reflect the borrowing made on such date. A revised Amortization Schedule has been delivered to the Borrower and each Lender in respect of the funding of the Delayed Draw Loans and has been confirmed by all parties.

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such borrowing date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

(e) No action or proceeding has been instituted or threatened in writing by any Governmental Authority against the Sponsor or any Relevant Party that seeks to impair, restrain prohibit or invalidate the transactions contemplated by this Agreement and the other Loan Documents or regarding the effectiveness or validity of any required Permits.

(f) No Default or Event of Default shall exist, or would result from the borrowing or from the application of the proceeds thereof.

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(g) The Cash Available for Debt Service included under the Base Case Model from the Project Pool does not include cash flows from any Project that is not an Eligible Project and takes into account the impact on Operating Revenues and Operating Expenses from each waiver provided by a Tax Equity Member. Taking into account all Projects owned by Owner XVII, Owner XVIII and proposed to be included in the Collateral as of such date: (i) each of the fund constraints set forth in the related Master Purchase Agreement has been satisfied, (ii) the minimum systems in service requirement set forth in such Master Purchase Agreement shall have been achieved, and (iii) each Project met the “Qualifications of Projects” requirements at the time of sale pursuant to such Master Purchase Agreement or, such requirements referenced in clauses (i), (ii) and/or (iii) were waived or amended and a copy of any such waiver or amendment has been provided to the Administrative Agent.

(h) Each of the Projects in the Project Pool is an Eligible Project.

(i) Except to the extent funded with a Letter of Credit, the Debt Service Reserve Account is fully funded with the Required Debt Service Reserve Amount as of such date.

(j) No Distribution Trap shall have occurred and be continuing.

(k) Contemporaneously with the occurrence of the Closing Date, the conditions precedent to the applicable “Delayed Draw Term Loans” under the Other Credit Agreement shall have been satisfied or waived with the consent of Administrative Agent (acting on the instructions of all Lenders) such that they shall be funded on the Closing Date pursuant to a closing protocol acceptable to the Administrative Agent.

(l) All Additional Expenses due and payable as of such date shall have been paid in full by the Borrower and all other costs and expenses required to be paid per Section 5.07 for which evidence has been presented (including third-party fees and out-of-pocket expenses of lenders counsel, the Insurance Consultant, Independent Engineer, Accounting Consultant, [***] and other advisors or consultants retained by the Administrative Agent) on or before the Subsequent Advance Date. The payment of all fees, costs and expenses to be paid on the Subsequent Advance Date will be reflected in the Transfer Date Certificate and/or funding instructions given by the Borrower to the Administrative Agent and the Depository Bank prior to the Subsequent Advance Date.

(m) The Administrative Agent has not received any reliable and verifiable information subsequent to the Closing Date in respect of the IG Investigation or the IRS Audit that could reasonably be expected to have a Material Adverse Effect.

(n) No Holdco has been removed as managing member under the Limited Liability Company Agreement for any Tax Equity Opco, nor has any Holdco given or received written notice of an action, claim or threat of such removal.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 10.03 Conditions of Working Capital Loans. The obligation of each Lender to make Working Capital Loans under Section 2.03 is subject to satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of all the Working Capital Lenders):

(a) The Closing Date shall have occurred and the Borrower shall have delivered a Borrowing Notice and the Administrative Agent (acting on the instructions of the Required Lenders) shall have approved the purpose for which the Working Capital Loan is to be applied in accordance with the requirements of Section 2.03.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or electronic copies (followed promptly by originals to the extent extant) unless otherwise specified, each properly executed by an Authorized Officer of the signing Borrower, each dated as of the date of such borrowing (or, in the case of certificates of governmental officials, a recent date before such date of borrowing):

(i) a Note executed by the Borrower in favor of each Lender requesting a Note;

(ii) a certificate signed by an Authorized Officer of the Borrower certifying (A) that the conditions specified in Sections 10.03(c) and 10.03(d) have been satisfied;

(c) The representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such borrowing date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

(d) No Default or Event of Default shall exist, or would result from the borrowing or from the application of the proceeds thereof.

(e) All Additional Expenses due and payable as of such date shall have been paid in full by the Borrower and all other costs and expenses required to be paid per Section 5.07 for which evidence has been presented (including third-party fees and out-of-pocket expenses of lenders counsel, the Insurance Consultant, Independent Engineer, Accounting Consultant, [***] and other advisors or consultants retained by the Administrative Agent) on or before the funding date.

Section 10.04 Conditions of Letter of Credit Issuance. The obligation of the Issuing Bank to issue, extend or increase the Stated Amount of the Letter of Credit under Section 2.04 is subject to satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of the Issuing Bank and all the LC Lenders):

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(a) The conditions precedent under Section 10.01 shall have been satisfied or waived Borrower shall have delivered a Notice of LC Activity in accordance with the requirements of Section 2.04.

(b) The Administrative Agent and the Issuing Bank shall have received a certificate signed by an Authorized Officer of the Borrower certifying that the conditions specified in Sections 10.04(c) and 10.04(d) have been satisfied, which shall be an original or an electronic copy (followed promptly by originals to the extent extant) unless otherwise specified, each properly executed by an Authorized Officer of the signing Borrower, each dated as of the date of such issuance.

(c) During the Availability Period, the representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such borrowing date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

(d) No Default or Event of Default shall exist, or would result from the borrowing or from the application of the proceeds thereof.

ARTICLE XI

EVENTS OF DEFAULT; REMEDIES

Section 11.01 Events of Default. Any of the following shall constitute an event of default (“Event of Default”) hereunder:

(a) Principal and Interest. Failure of a Loan Party to pay in accordance with the terms of this Agreement, (i) any interest on any Loan within three (3) Business Days after the date such sum is due, (ii) any principal with respect to any Loan when such sum is due, or (iii) any other fee, cost, charge or other sum due under this Agreement or any other Loan Document within five (5) Business Days after the date such sum is due;

(b) Misstatements. Any (i) representation or warranty made by the Sponsor or the Relevant Parties in the Loan Documents, or any Financial Statement furnished pursuant thereto, or (ii) certificate or any Financial Statement made or prepared by, under the control of or on behalf of the Sponsor or the Relevant Parties and furnished to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document (including, without limitation, in a certificate of an Authorized Officer delivered pursuant to the Loan Documents) shall prove to have been untrue or misleading in any material respect as of the date made; provided, however, that if any such misstatement is capable of being remedied and has not caused a Material Adverse Effect, the Borrower may correct such misstatement by curing such misstatement (or the effect thereof) and delivering a written correction of such misstatement to the Administrative Agent, in the form and substance satisfactory to the Administrative Agent, within thirty (30) days of (x) obtaining Knowledge of such misstatement or (y) receipt by the Borrower of written notice from the Administrative Agent of such default;

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(c) Automatic Defaults. Any default by any Relevant Party in the observance and performance of or compliance with Section 7.02, Section 7.05, Section 7.11, Section 7.24(a), Section 7.25, Section 7.26 and ARTICLE VIII. Any failure by the Sponsor to pay any amount due and payable under the Cash Diversion Guaranty.

(d) Other Defaults. Any default by the Sponsor, Borrower or any Relevant Party in the observance and performance of or compliance with any other covenant or agreement contained in this Agreement or any other Loan Document, a Tenant O&M Agreement or the Management Agreement (other than as provided in paragraphs (a) through (c) of this Section 11.01), which default shall continue unremedied for a period of (i) 10 days with respect to a breach of Section 7.13, (ii) 5 Business Days with respect to a breach of Section 4.01(f) and (iii) 30 days for any other covenant to be performed or observed by it under this Agreement or any other Loan Document and not otherwise specifically provided for elsewhere in this Article XI, in each case, after the earlier of (x) receipt by the Borrower of written notice from the Administrative Agent of such default or (y) obtaining Knowledge of any such default; provided that the thirty (30) day period referred to in clause (ii) above may be extended by an additional forty-five (45) days, in the event that such default has not been cured within the initial thirty (30) day period, such default remains capable of being cured within the additional forty-five (45) day period, no Material Adverse Effect has resulted from such default and Borrower continues to diligently pursue cure of such default.

(e) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court enters a decree or order for relief with respect to Sponsor or any Relevant Party in an Involuntary Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state Law; (ii) the occurrence and continuation of any of the following events for sixty (60) days unless dismissed or discharged within such time: (w) an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, is commenced, in which Sponsor or any Relevant Party is a debtor or any portion of the Collateral or any Membership Interest is property of the estate therein, (x) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Sponsor or any Relevant Party, over all or a substantial part of its property, is entered, (y) an interim receiver, trustee or other custodian is appointed without the consent of Sponsor or any Relevant Party for all or a substantial part of the property of such Person or (z) a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Sponsor or any Relevant Party;

(f) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) An order for relief is entered with respect to Sponsor or any Relevant Party, or Sponsor or any Relevant Party commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such Law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for Sponsor or any Relevant Party, for all or a substantial part of the property

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of Sponsor or any Relevant Party; (ii) Sponsor or any Relevant Party makes any assignment for the benefit of creditors; (iii) Sponsor or any Relevant Party shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due or (iv) the board of directors or other governing body of Sponsor or any Relevant Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this Section 11.01(f);

(g) Material Judgment. Any final money judgment, writ or warrant of attachment or similar process involving, individually or in aggregate at any time, an amount in excess of $1,000,000 (to the extent not adequately covered by insurance as to which a solvent, reputable and Independent insurance company, which at least meets the Credit Requirements, has acknowledged coverage in writing to the Borrower and such acknowledgment is provided to the Administrative Agent) shall be entered or filed against the Borrower or any of the other Relevant Parties or any of their respective Assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder).

(h) Impairment of Loan Documents. At any time after the execution and delivery thereof, (i) this Agreement or any other Loan Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or on the Debt Termination Date) or shall be declared null and void, or the Administrative Agent or any Lender shall not have or shall cease to have a valid and perfected Lien in any Collateral or the Membership Interests purported to be covered by the Loan Documents with the priority required by the relevant Loan Document or (ii) the Borrower, Sponsor or any Relevant Party thereto shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by any Lender, under any Loan Document to which it is a party.

(i) ERISA. The Borrower, any Loan Party or, except as would not result in a Material Adverse Effect, any of their respective ERISA Affiliates establishes any Employee Benefit Plan or Multiemployer Plan, or commences making contributions to (or becomes obligated to make contributions to) any Employee Benefit Plan or Multiemployer Plan.

(j) Change of Control. Any Change of Control shall have occurred.

(k) Removal of Managing Member.

(i) Any Holdco shall have been removed as the “managing member” of any Project Company. The receipt of any written notice, claim or threat of removal from the Tax Equity Member shall be a “Default” for all purposes hereunder until rescinded in writing by such Tax Equity Member and such event shall mature into an “Event of Default” if the Holdco default that is the subject of such written notice, claim or threat is not cured within the applicable period prior to effectiveness of removal provided under the Limited Liability Company Agreement.

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(ii) The Sponsor shall have been removed as the “Operator” of any Tax Equity Opco O&M Agreement. The receipt of any written notice, claim or threat of removal from any Tax Equity Opco shall be a “Default” for all purposes hereunder until rescinded in writing by such Tax Equity Opco and such event shall mature into an “Event of Default” if the Operator default that is the subject of such written notice, claim or threat is not cured within the applicable period prior to effectiveness of removal provided under the applicable Tax Equity Opco O&M Agreement.

(l) Abandonment of Servicing. (i) The transition to a successor Operator to perform the “Project Services” (as defined within an O&M Agreement) is not complete within thirty (30) days after termination of an Operator, (ii) the transition to a successor Manager under a Management Agreement is not complete within thirty (30) days after termination of the Manager, (iii) a replaced Operator or Manager fails to comply with its transition requirements under a Back-Up Servicing Agreement or (iv) an O&M Agreement is not renewed on its expiry date in accordance with its terms or otherwise in a form and substance acceptable to the Administrative Agent (acting on the instructions of the Required Lenders).

Section 11.02 Acceleration and Remedies. (a) Upon the occurrence and during the continuance of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Administrative Agent shall, at the request of the Required Lenders, take any or all of the following actions, at the same or different times: (i) terminate any outstanding Commitments, and thereupon any such outstanding Commitments shall terminate immediately; (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, and the Borrower shall Cash Collateralize the LC Exposure, and (iii) make a demand on any Acceptable DSR Letter of Credit provided with respect to the Debt Service Reserve Account, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any Event of Default described in Section 11.01(e) or (f), any outstanding Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower, shall automatically become due and payable, and the Cash Collateralization of the LC Exposure shall automatically be required, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and during the continuance of any Event of Default, in addition to the exercise of remedies set forth in clauses (i), (ii) and (iii) above, each Secured Party shall be, subject to the terms of the Collateral Agency Agreement, entitled to exercise the rights and remedies available to such Secured Party under and in accordance with the provisions of the other Financing Documents to which it is a party or any Applicable Law.

(b) Upon the occurrence and during the continuation of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to the Administrative Agent against the Borrower under this Agreement or any of the other Loan

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Documents, or at Law or in equity, may be exercised by the Administrative Agent (acting on the instructions of the Required Lenders) at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not the Administrative Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Collateral and the proceeds from any of the foregoing. Any such actions taken by the Administrative Agent shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Administrative Agent may determine in its sole discretion, to the fullest extent permitted by Law, without impairing or otherwise affecting the other rights and remedies of the Administrative Agent permitted by Law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by Law, the Administrative Agent shall not be subject to any “one action” or “election of remedies” Law or rule, and (ii) all liens and other rights, remedies or privileges provided to the Administrative Agent shall remain in full force and effect until the Administrative Agent has exhausted all of its remedies against the Collateral and the proceeds from any of the foregoing or the Obligations have been paid in full.

(c) The rights and remedies set forth in this Section 11.02 are in addition to, and not in limitation of, any other right or remedy provided for in this Agreement or any other Loan Document.

(d) Anything herein to the contrary notwithstanding, if and for so long as a Lender is a Tax Exempt Person, such Lender shall not succeed to the rights of any Holdco or the Borrower as a direct or indirect owner of any Tax Equity Opco, a Wholly Owned Opco, or an assignee of any such Person, until after the Recapture Period for the last Project Placed in Service with respect to the Person(s) of which the Lender would become a direct or indirect owner, regardless whether or not exists an Event of Default.

ARTICLE XII

ADMINISTRATIVE AGENT

Section 12.01 Appointment and Authority.

(a) Each of the Lenders hereby irrevocably appoints Investec Bank plc to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Lender Parties and no Relevant Party nor the Sponsor shall have rights of a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “Administrative Agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

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Section 12.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Relevant Party or their Affiliates as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 12.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 13.03 and 11.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or

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other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article X or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 12.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, which by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 12.05 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub Administrative Agents appointed by the Administrative Agent. The Administrative Agent and any such sub Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article XII shall apply to any such sub Administrative Agent and to the Related Parties of the Administrative Agent and any such sub Administrative Agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-Administrative Agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-Administrative Agents.

Section 12.06 Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Depositary Agent, and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower (not to be unreasonably withheld or delayed), unless a Default or an Event of Default shall have

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occurred and is continuing, in which case the consent of the Borrower shall not be required, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Such resignation shall become effective in accordance with such notice on the Resignation Effective Date and upon acceptance by the successor Administrative Agent.

(b) With effect from the Resignation Effective Date (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than as provided in Section 5.09(h) and other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 12.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article XII and Sections 5.07 and 5.08 shall continue in effect for the benefit of such retiring Administrative Agent, its sub Administrative Agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Section 12.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 12.08 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the

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principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective Administrative Agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 5.06, 5.07 and 5.08) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its Administrative Agents and counsel, and any other amounts due the Administrative Agent under Sections 5.06, 5.07 and 5.08.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 12.09 Appointment of Collateral Agent and Depositary Agent. The Issuing Bank and each Lender hereby consents and agrees to the appointment of the Collateral Agent and the Depositary Agent respectively in accordance with the Collateral Agency Agreement and the Depository Agreement and authorize each such Agent in such capacity to take such action on its behalf under the provisions of the Collateral Documents and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Collateral Documents, together with such other powers as are reasonably incidental thereto. The Collateral Agent and Depository Bank shall each be an express third party beneficiary of Section 13.01(b)(vii), Section 5.07 and Section 5.08.

Section 12.10 Joint Lead Arrangers. The Joint Lead Arrangers shall not have any duties or responsibilities hereunder in their capacities as such.

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ARTICLE XIII

MISCELLANEOUS

Section 13.01 Waivers; Amendments.

(a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 13.01(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) Amendments. No amendment, supplement, modification or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(i) increase the amount or extend the expiration date of any Commitment without the written consent of the Issuing Bank and each Lender adversely affected thereby;

(ii) reduce or forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Loan, reduce the stated rate of any interest or fee payable under this Agreement (except in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Facility Lenders of each adversely affected Facility)) or extend the scheduled date of any payment thereof, in each case, without the written consent of the Issuing Bank and each Lender adversely affected thereby;

(iii) amend, modify or waive any provision of ARTICLE V in a manner that would alter the pro rata sharing of payments required thereunder, without the written consent of each Lender or amend Section 13.17 without the written consent of each Lender Party adversely affected thereby;

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(iv) change the voting rights of the Issuing Bank or the Lenders under this of this Section 13.01(b) or the definition of the term “Required Lenders” or “Required Facility Lenders” or any other provision hereof specifying the number or percentage of Lenders or other Secured Parties required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender and the Issuing Bank; or

(v) release all or a material portion of the Collateral, or any Loan Party from their obligations under the Collateral Documents or any Membership Interests without the written consent of the Issuing Bank and each Lender, in each case, other than in connection with a disposition permitted hereunder; and provided that no such agreement shall amend, modify or otherwise affect the rights or duties of any Lender Party hereunder without the prior written consent of such Lender Party;

(vi) amend, modify or waive any provision of Article XII or any other provision of any Loan Document that would adversely affects the Administrative Agent without the written consent of the Administrative Agent;

(vii) amend, modify or waive any provision of the Collateral Agency Agreement or the Depository Agreement or any other provision of any Loan Document that would adversely affect the Collateral Agent or Depositary Agent without the written consent of such affected Agent;

(viii) amend, modify or waive any provision of Section 2.04 (or any other provision of this Agreement or any other Loan Document that specifically provides for rights and obligations of the Issuing Bank) without the written consent of the Issuing Bank;

(ix) change the order of priority of payments set forth in Section 4.02(b) of the Depository Agreement or Section 2.03 of the Collateral Agency Agreement without the written consent of each Lender Party directly affected thereby;

(x) amend, modify or waive any provision of this Agreement in a manner that would adversely affect the Term Lenders, the Revolving Lenders or the LC Lenders disproportionately to any Lenders in respect of any other Class of Loan without the consent of all the Required Facility Lenders of the adversely affected Facility; and

(xi) amend, modify or waive any provision of ARTICLE III without the written consent of each Lender Party.

Section 13.02 Notices; Copies of Notices and Other Information.

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(a) Any request, demand, authorization, direction, notice, consent, waiver or other documents provided or permitted by this Agreement shall be in writing and if such request, demand, authorization, direction, notice, consent or waiver is to be made upon, given or furnished to or filed with:

(i) the Administrative Agent by any Lender or by the Borrower shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Administrative Agent at its Administrative Agent’s Office; or

(ii) the Borrower by the Administrative Agent, or by any Lender shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid and by facsimile to the Borrower addressed to: 595 Market St., 29th Floor, San Francisco, CA 94105, Fax: 415.727.3500, Attn: General Counsel, or at any other address previously furnished in writing to the Administrative Agent by the Borrower. The Borrower shall promptly transmit any notice received by them from the Lenders to the Administrative Agent.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in Section 13.02(b) below, shall be effective as provided in Section 13.02(b).

(b) Electronic Communications. Notices and other communications to the Administrative Agent or the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

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(c) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Borrowing Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Indemnitee from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower, other than those resulting from the gross negligence or willful misconduct of such Person. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 13.03 No Waiver; Cumulative Remedies;. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Section 13.04 Effect of Headings and Table of Contents. The Article and Section headings in this Agreement and the Table of Contents are for convenience only and shall not affect the construction hereof or thereof.

Section 13.05 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or

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otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with Section 13.05(b), (ii) by way of participation in accordance Section 13.05(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 13.05(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 13.05(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement upon prior notice to the Administrative Agent and the Borrower; provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in clause (b)(i)(B) below in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in clause (b)(i)(A) above, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitments are not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

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(iii) Required Consents. The consent of the Administrative Agent, the Borrower (such consent in each case not to be unreasonably withheld or delayed) and, with respect to the assignment of any LC Exposure, the Issuing Bank shall be required for any assignment pursuant to this Section 13.05(b) other than (A) at any time prior to the end of the Availability Period, assignments to a Lender or an Eligible Assignee and (B) at any time after the Availability Period, assignments to a Lender, an Affiliate of a Lender, an Eligible Assignee or an Approved Fund; provided that, in each case, no consent of the Borrower shall be required if a Default or Event of Default has occurred and is continuing and the Borrower’s consent shall be deemed to have been given if the Borrower has not responded within ten (10) Business Days of an assignment request. No other consent shall be required for any such assignment except to the extent required by clause (b)(i)(B) above.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) Prohibited Assignments. No assignment of any Loans or Commitments shall be made to (A) a Competitor, (B) any Defaulting Lender or any of its Affiliates in this Section 13.05(b)(v), (C) to a natural Person or (D) to any Affiliated Lender if, in the case of this subclause (D), after giving effect to such assignment, the Affiliated Lenders would, in the aggregate, own or hold in excess of 25% of the Commitments, Loans and LC Exposure outstanding under the Facilities (calculated as of the date of such purchase).

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this clause (vii), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

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(vii) Assignment to an Affiliated Lender. In the event that the Borrower or any Affiliate thereof (including the Sponsor) is an assignee under this Section 13.05(b) (an “Affiliated Lender”), (A) such Affiliated Lender shall be a Non-Voting Lender (as defined in the Collateral Agency Agreement) and its Commitments or Delayed Draw Commitments shall not be included in any calculation for purposes of determining whether a requisite number or percentage of Lenders, as applicable, have voted to take an action hereunder and (B) the Affiliated Lender, in its capacity as a Lender, shall not have any right (1) to consent to any amendment, modification, waiver, consent or other such action with respect to any of the terms of this Agreement or any other Loan Document, (2) to require the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to this Agreement or any other Loan Document, (3) to otherwise vote on any matter related to this Agreement or any other Loan Document, (4) to attend any meeting or conference call with the Administrative Agent or any Lender or receive any information from the Administrative Agent or any Lender or (5) to make or bring any claim, in its capacity as a Lender, against the Administrative Agent or any Lender or with respect to the duties and obligations of such Person under the Loan Documents; provided, that no amendment, modification or waiver shall (I) deprive the Affiliated Lender, in its capacity as a Lender, of its share of any payments which Lenders are entitled to share on a pro rata basis hereunder or (II) affect the Affiliated Lender, or any of them, in its capacity as Lender, in a manner that is materially disproportionate to the effect of such amendment or other modification on other Lenders; provided, further, no amendment, modification or waiver expressly requiring the consent of all Lenders pursuant to Section 13.01(b) shall be effective without the consent of the Affiliated Lender, in its capacity as a Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 13.05(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.06, 5.07, 5.08, 5.09 and 5.11 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.05(d).

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(c) Register. The Administrative Agent, acting solely for this purpose as an Administrative Agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments and Delayed Draw Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Upon its receipt of, and consent to, a duly completed Assignment and Assumption executed by an assigning Lender and an assignee lender, administrative details information with respect to such assignee lender (unless the assignee lender shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b)(iv) above, if applicable, and the written consent of the Administrative Agent to such assignment and any applicable tax forms, the Administrative Agent shall promptly record each assignment made in accordance with this Section 13.05(c) in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this Section 13.05(c). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. (i) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments, Delayed Draw Commitments and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

(ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver requiring the consent of all Lenders, as set forth in first proviso in Section 13.01 that affects such Participant. The Borrower agree that each Participant shall be entitled to the benefits of Sections 5.08, 5.09 and 5.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.05(b); provided that such Participant agrees to be subject to the provisions of Section 5.09 as if it were an assignee under Section 13.05(b). To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 5.11 as though it were a

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Lender; provided that such Participant agrees to be subject to Section 5.10 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans, Commitments or other rights or obligations under the Loan Documents (each such register, a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of any Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other rights or obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other right or obligation is in registered form under section 5f.103-1(c) of the U.S. Treasury Regulations. The entries in a Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 5.09 that the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.09 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Sections 5.09 and 5.10 as though it were a Lender.

(f) Certain Pledges. Any Lender or the Administrative Agent may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender or the Administrative Agent, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender or the Administrative Agent from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender or the Administrative Agent as a party hereto.

Section 13.06 Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.07 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto, the Administrative Agent and their successors hereunder, the Lender Parties, each Indemnitee and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 13.08 Governing Law.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

149	TLA CREDIT AGREEMENT

(a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

150	TLA CREDIT AGREEMENT

Section 13.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.09.

Section 13.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf”, “tif”, “jpg” or “jpeg”) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 13.11 Confidentiality.

(a) Each party to this Agreement agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (i) to its Affiliates, and to its and its Affiliates’ directors, officers, employees, trustees and Administrative Agents, including accountants, legal counsel and other Administrative Agents and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential and any failure of such Persons acting on behalf of such party to comply with this Section shall constitute a breach of this Section by the relevant party, as applicable), (ii) to the extent requested by any regulatory authority or self-regulatory authority, required by applicable Law or by any subpoena or similar legal process; provided that solely to the extent permitted by law and other than in connection with audits and reviews by regulatory and self-regulatory authorities, each party shall notify the other parties hereto as promptly as practicable of any such requested or required disclosure in connection with any legal or regulatory proceeding; provided further that in no event shall any party hereto be obligated or required to return any materials furnished by any other party hereto, (iii) to any other party to this Agreement or under the other Loan Documents, (iv) in connection with the exercise of any

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151	TLA CREDIT AGREEMENT

remedies hereunder or any suit, action or proceeding relating to this Agreement or the other Loan Documents or the enforcement of rights hereunder or thereunder, (v) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facilities or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities, (vi) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any Lender’s rights or obligations under this Agreement, (B) any actual or prospective counterparty (or its advisors) to any interest rate cap contract or derivative transaction relating to any Relevant Party or the Sponsor and its obligations under the Loan Documents, or (C) any pledgee of a Lender referred to in Section 13.05, or (vii) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to such party or its Affiliates on a nonconfidential basis from a source other than Sponsor or the Borrower. For the purposes hereof, “Confidential Information” shall mean (1) with respect to Borrower, all information received by the Administrative Agent or the Lenders from Sponsor, the Borrower or any Subsidiary relating to Sponsor, the Borrower, any other Subsidiary or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Sponsor, the Borrower or any Subsidiary, and (2) with respect to the Administrative Agent or the Lenders, all information received by any Relevant Party or the Sponsor from the Administrative Agent or any Lender relating to the Administrative Agent or any Lender or its business, including information relating to fees, other than any such information that is available to such Relevant Party or the Sponsor on a nonconfidential basis prior to disclosure by the Administrative Agent or such Lender; provided that, in the case of information received from Sponsor, the Borrower or any Subsidiary after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

(b) EACH PARTY HERETO ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION AS DEFINED IN SECTION 13.11(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION CONCERNING SUCH OTHER PARTIES HERETO AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(c) ALL CONFIDENTIAL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT, WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

152	TLA CREDIT AGREEMENT

ABOUT SPONSOR, THE BORROWER, THE RELEVANT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE CONFIDENTIAL INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

Section 13.12 USA PATRIOT ACT. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and Anti-Money Laundering Laws, including the PATRIOT Act.

Section 13.13 Corporate Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Borrower or the Administrative Agent, in each of their capacities hereunder, under this Agreement or any certificate or other writing delivered in connection herewith, against (i) the Administrative Agent in its individual capacity, or (ii) any partner, member, owner, beneficiary, Administrative Agent, officer, director, employee or Administrative Agent of the Administrative Agent in its individual capacity, any holder of equity in the Borrower or the Administrative Agent or in any successor or assign of the Administrative Agent in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Administrative Agent has no such obligations in its individual capacity), and except that any such partner, owner or equity holder shall be fully liable, to the extent provided by applicable Law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Section 13.14 Non-Recourse. No claims may be brought against any of the Borrower’s directors or officers for any Obligations, except in the case of fraud or actions taken in bad faith by such Persons.

Section 13.15 Administrative Agent’s Duties and Obligations Limited. The duties and obligations of the Administrative Agent, in its various capacities hereunder, shall be limited to those expressly provided for in their entirety in this Agreement (including any exhibits to this Agreement). Any references in this Agreement (and in the exhibits to this Agreement) to duties or obligations of the Administrative Agent in its various capacities hereunder, that purport to arise pursuant to the provisions of any of the Loan Documents shall only be duties and obligations of the Administrative Agent if the Administrative Agent is a signatory to any such Loan Documents.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

153	TLA CREDIT AGREEMENT

Section 13.16 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 13.17 Right of Setoff. Subject to Article IV of the Collateral Agency Agreement, if an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section 13.17 are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 13.18 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 13.19 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the making thereof and the termination of this Agreement.

Section 13.20 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A)

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154	TLA CREDIT AGREEMENT

the arranging and other services regarding this Agreement provided by the Joint Lead Arrangers, the Lender Parties and their Affiliates are arm’s-length commercial transactions between the Borrower and their respective Affiliates, on the one hand, and the Joint Lead Arrangers, the Lender Parties and their Affiliates, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Joint Lead Arrangers, the Lender Parties and their Affiliates are and have been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, Administrative Agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Joint Lead Arrangers, the Lender Parties nor their Affiliates have any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Joint Lead Arrangers, the Lender Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and their respective Affiliates, and neither the Joint Lead Arrangers, the Lender Parties nor their Affiliates have any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against the Joint Lead Arrangers, the Lender Parties and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 13.21 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

155	TLA CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

BORROWER:

SUNRUN AURORA PORTFOLIO 2014-A, LLC

By:
Name:
Title:

Signature Page to Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC, as Administrative Agent

By:
Name:
Title:

Signature Page to Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[INVESTEC BANK PLC], as Lender

By:
Name:
Title:

Signature Page to Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[INSERT], as [Lender][insert Lender capacity]

By:
Name:
Title:

Signature Page to Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION, as Issuing Bank

By:
Name:
Title:

Signature Page to Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

Exhibit A

Form of Borrowing Notice

[LETTERHEAD OF BORROWER]

BORROWING NOTICE

[            ], 20    1

Investec Bank plc

as Administrative Agent

2 Gresham Street

London, EC2V 7QP

United Kingdom

Attn: Shelagh Kirkland

Re:	Sunrun Aurora Portfolio 2014-A, LLC

Ladies and Gentlemen:

This Borrowing Notice (this “Notice”) is delivered to you pursuant to Section [2.01(b)]2[2.02(b)]3[2.03(b)]4 of that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank PLC, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

The Borrower hereby gives irrevocable notice to the Administrative Agent, pursuant to Section [2.01(b)]2 [2.02(b)]3 [2.03(b)]4 of the Credit Agreement, that the undersigned Authorized Officer hereby requests a [Term Loan]5[Working Capital Loan]4 under the Credit Agreement on behalf of the Borrower.

In connection with such request, the undersigned Authorized Officer certifies that such person is an Authorized Officer and sets forth below the following information as required by Section [2.01]2 [2.02]3 [2.03]4 of the Credit Agreement:

(1)	The proposed funding date for the [Term Loan][5] [Working Capital Loan][4] is , which day is a Business Day not earlier than three (3) Business Days following the date hereof [and which is no later than June 30, 2016][3] [and which is no later than the date that is [one (1) day] prior to the Maturity Date][4].

[1]	The Borrower shall deliver a Borrowing Notice to the Administrative Agent no later than 10:00 a.m. (New York City time) at least three Business Days in advance of the proposed funding date.
[2]	To be included only if this Notice is delivered in connection with the borrowing of Initial Term Loans.
[3]	To be included only if this Notice is delivered in connection with a borrowing of Delayed Draw Term Loans.
[4]	To be included only if this Notice is delivered in connection with a borrowing of Working Capital Loans.
[5]	To be included only if this Notice is delivered in connection with a borrowing of Initial Term Loans or Delayed Draw Term Loans.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A-1	Exhibits to TLA Credit Agreement

(2)	[The principal amount of the requested Initial Term Loan is $ , which, when taken together with all other Initial Term Loans made under Section 2.01 of the Credit Agreement, does not exceed the total aggregate Initial Term Loan Commitments of all Term Lenders on the Closing Date.][2]

OR

[The principal amount of the requested Delayed Draw Term Loan is $        , which, when taken together with all other Delayed Draw Term Loans made under Section 2.02 of the Credit Agreement, does not exceed the total aggregate Delayed Draw Commitments of all Term Lenders on the proposed funding date.]3

OR

[The principal amount of the requested Working Capital Loan is $        , which, when taken together with all other Working Capital Loans made under Section 2.03 of the Credit Agreement, does not exceed the total aggregate Working Capital Loan Commitments of all Working Capital Lenders on the proposed funding date.]4

(3)	The proceeds of the [Term Loan][5] [Working Capital Loan][4] shall be credited to the account of the Borrower as designated in writing to the Administrative Agent.

The undersigned certifies as of the date hereof on behalf of the Borrower and not in such person’s individual capacity that, as of the proposed funding date, all of the conditions precedent set forth in Section [10.01]2 [10.02]3 [10.03]4 of the Credit Agreement will be satisfied or waived in accordance with the terms of the Credit Agreement.

Delivery of an executed counterpart of this Borrowing Notice by telephonic, facsimile or other electronic means will be effective as delivery of any original executed counterpart of this Borrowing Notice.

[remainder of page intentionally blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A-2	Exhibits to TLA Credit Agreement

IN WITNESS WHEREOF, the Borrower has caused this Borrowing Notice to be duly executed and delivered as of the date first written above.

BORROWER

SUNRUN AURORA PORTFOLIO 2014-A, LLC

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A-3	Exhibits to TLA Credit Agreement

Exhibit B

Assignment and Assumption

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee:

[as [Lender] or [Affiliate][Approved Fund] of [identify Lender]]1

3.	Borrower: Sunrun Aurora Portfolio 2014-A, LLC

4.	Administrative Agent: Investec Bank PLC, as administrative agent on behalf of the Lenders under the Credit Agreement

[1]	Indicate the appropriate option only if the Assignee is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-1	Exhibits to TLA Credit Agreement

5.	Credit Agreement: Credit Agreement, dated as of December 31, 2014, among Sunrun Aurora Portfolio 2014-A, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank PLC, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank

6.	Assigned Interest:

Assignor	Assignee	Aggregate Amount of Commitment/Loans for Lender[2]	Amount of Commitment/Loans Assigned	Percentage[3] Assigned of Commitment/Loans
		$	$		%

[7.	Trade Date: ][4]

8.	Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

9.	The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Lenders and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable Laws, including Federal and state securities laws.[5]

[2]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparty to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[3]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[4]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
[5]	Insert if Assignee is not already a Lender.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-2	Exhibits to TLA Credit Agreement

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[6]
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE[7]
[NAME OF ASSIGNEE]

By:
Name:
Title:

[6]	Include both Fund/Pension Plan and manager making the trade (if applicable).
[7]	Include both Fund/Pension Plan and manager making the trade (if applicable).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-3	Exhibits to TLA Credit Agreement

[Consented to and]8 Accepted:

INVESTEC BANK PLC, as Administrative Agent

By:
Name:
Title:

[Consented to:]9

KEYBANK NATIONAL ASSOCIATION, as Issuing Bank

By:
Name:
Title:

[8]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[9]	To be added only if the consent of the Issuing Bank is required by the terms of the Credit Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-4	Exhibits to TLA Credit Agreement

[Consented to:]10

SUNRUN AURORA PORTFOLIO 2014-A, LLC, as Borrower

By:
Name:
Title:

[10]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-5	Exhibits to TLA Credit Agreement

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates, the Sponsor, any other Loan Party or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates, the Sponsor, any other Loan Party or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 13.05(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 13.05(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01(a)(i) or (ii) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-6	Exhibits to TLA Credit Agreement

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without reference to its conflict of laws other than Section 5-1401 of the New York General Obligations Law.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-7	Exhibits to TLA Credit Agreement

Exhibit C-1

Form of Letter of Credit

See attached.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-1	Exhibits to TLA Credit Agreement

FORM OF DSR LETTER OF CREDIT

[Letterhead of KeyBank]

IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT NO. [            ]

Dated: [                    ]

ACCOUNT PARTY:

Sunrun Aurora Portfolio 2014-A, LLC

595 Market St., 29th Floor

San Francisco, CA 94105

Attn: General Counsel

BENEFICIARY:

OneWest Bank N.A.

as Collateral Agent

2450 Broadway Ave., Suite 400

Santa Monica, CA 90404

Attn: Stephen Sung / Matthew Exter

Dear Beneficiary:

At the request of and for the account of Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company (“Account Party”), we, KeyBank National Association (“KeyBank”), hereby establish in your favor, pursuant to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, or otherwise modified, supplemented or replaced, the “Credit Agreement”), by and among the Account Party, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), and Investec Bank plc, as Administrative Agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”), our Irrevocable Transferable Standby Letter of Credit No. [                    ] (this “Letter of Credit”) whereby, subject to the terms and conditions contained herein, you are hereby irrevocably authorized to draw on KeyBank National Association, by your draft or drafts at sight, up to an aggregate amount not to exceed the Dollar amount for the relevant time period set forth on Schedule 1 hereto, which amount shall not exceed $7,900,000.00 (Seven Million Nine Hundred Thousand and 00/100 United States Dollars) (such amount, as it may be reduced in accordance with the terms hereof, the “Stated Amount”).

This Letter of Credit shall be effective immediately and shall expire on the Expiration Date (as hereinafter defined). Partial drawings on this Letter of Credit are permitted up to the Stated Amount available for drawing for the relevant period as set forth on Schedule 1, attached hereto.

The Stated Amount available for drawing under this Letter of Credit shall be immediately reduced by the amount of any paid drawing hereunder.

You may draw upon this Letter of Credit at any time on or prior to the Expiration Date by presenting (a) a sight draft in the form of Exhibit A (a “Sight Draft”), appropriately completed and executed by your authorized officer and (b) a certificate in the form of Exhibit B (a “Certificate”), appropriately completed and executed by your authorized officer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-2	Exhibits to TLA Credit Agreement

Presentation of any Sight Draft and Certificate shall be made at our office located at KeyBank National Association, Standby Letter of Credit Services, Mail Code: OH-01-49-1003, 4900 Tiedeman Road, Cleveland, Ohio 44144-2302. We hereby agree with you that any Sight Draft and Certificate drawn under and in compliance with the terms of this Letter of Credit shall be duly honored by us upon delivery, if presented on or before our close of business on the Expiration Date at our office specified above.

Provided that a compliant drawing is presented by 12:00 p.m., Eastern Standard time, on any Business Day, payment shall be made to you of the amount specified in the applicable Sight Draft, not to exceed the Stated Amount, in immediately available funds, not later than 11:00 a.m., Eastern Standard time, on the second following Business Day. A compliant drawing presented after 12:00 p.m, Eastern Standard time on any Business Day, will be paid on the third following Business Day.

As used herein, “Business Day” shall mean any day other than a Saturday, Sunday or day on which banking institutions are authorized or required to be closed in the states of New York and Ohio.

If any drawing presented under this Letter of Credit does not comply with the terms and conditions hereof, we will advise you of same by facsimile transmission to [            ] within one (1) Business Day and give the reasons for such non-compliance. Upon being notified that your drawing was not effected, you may attempt to correct any such non-compliant drawing if, and to the extent that you are entitled and able to do so on or before the Expiration Date.

This Letter of Credit shall expire on [                    ] (“Expiration Date”).1

This Letter of Credit is transferable in its entirety, but not in part, to any transferee who has succeeded you as Collateral Agent. Transfer of this Letter of Credit is subject to our receipt of instruction in the form attached hereto as Exhibit C (“Transfer Credit In Entirety Form”), accompanied by this original Letter of Credit and any amendments hereto. Transfer charges are for the account of the Account Party. This Letter of Credit may not be transferred to any person or entity with which U.S. persons are prohibited from doing business under U.S. foreign assets control regulations or other applicable U.S. laws and regulations.

Only you as the Beneficiary may draw upon this Letter of Credit. Upon the earliest of (i) the honoring by us of the final drawing available to be made hereunder, (ii) our receipt of this outstanding Letter of Credit and all amendments hereto, and a written certificate signed by your authorized officer, in the form of Exhibit D (“Early Cancellation Authority”) appropriately completed stating that this Letter of Credit is no longer required by you and may be cancelled prior to the Expiration Date or (iii) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to us by the Beneficiary for cancellation.

This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

This Letter of Credit is issued subject to the Uniform Customs and Practice for Documentary Credits, 2007 Revision, International Chamber of Commerce Publication No. 600 (the “UCP”). However, Article 32 of the UCP shall not apply to this Letter of Credit. The laws of the State of New York shall apply to matters not governed by the UCP.

[1]	Insert the date that is the earlier of the seventh anniversary of the date of this letter of credit and December 31, 2021.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-3	Exhibits to TLA Credit Agreement

Very truly yours,

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-4	Exhibits to TLA Credit Agreement

Schedule 1 to Letter of Credit No.

Schedule 1

The current Stated Amount available for drawing in accordance with the Amortization Schedule (which may be revised from time to time) delivered to the Borrower and each Lender in respect of the funding of the Draw Loans under this Letter of Credit is as follows:

Current Stated Amount: $[        ], through and including [        ]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-5	Exhibits to TLA Credit Agreement

Exhibit A to Letter of Credit No.

SIGHT DRAFT

[Date]

KeyBank National Association

Standby Letter of Credit Services

Mail Code: OH-01-49-1003

4900 Tiedeman Road

Cleveland, Ohio 44144-2302

Facsimile: (216) 813-3719

Re: Irrevocable Transferable Standby Letter of Credit No. [                    ]

At Sight

Pay to [                    ], as Collateral Agent, in immediately available funds                      Dollars ($        ), pursuant to Irrevocable Transferable Standby Letter of Credit No.                    .

[ ], as Collateral Agent

By:
Name:
Title:

Please wire draw proceeds per the following instructions:

TO:

ABA or ROUTING #:
ATTN:

REFERENCE:
CREDIT ACCOUNT:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-6	Exhibits to TLA Credit Agreement

Exhibit B to Letter of Credit No.

CERTIFICATE

[Date]

KeyBank National Association

Standby Letter of Credit Services

Mail Code: OH-01-49-1003

4900 Tiedeman Road

Cleveland, Ohio 44144-2302

Facsimile: (216) 813-3719

Re:	Irrevocable Transferable Standby Letter of Credit No. [ ]

Ladies/Gentlemen:

This certificate is presented in accordance with the terms of your Irrevocable Transferable Standby Letter of Credit No. [            ] held by us (the “Letter of Credit”).

We hereby certify that:

1. In connection with the Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, modified, supplemented or replaced from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC, the financial institutions from time to time party thereto as lenders (the “Lenders”), Investec Bank plc, as Administrative Agent for the Lenders, KeyBank National Association, as a Lender and the Issuing Bank (each as defined therein), the Beneficiary is making a demand for payment under the Letter of Credit in the sum of US$        , which amount, together with all previous drawings honored pursuant to the Letter of Credit, does not exceed the current Stated Amount of the Letter of Credit; and

2. [Beneficiary to make one of the following statements in this paragraph 2:]

[Pursuant to the terms of that certain Collateral Agency, Intercreditor and Depositary Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, modified, supplemented or replaced from time to time, the “Collateral Account Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC, as Borrower, Investec Bank plc, as Administrative Agent, OneWest Bank N.A., as Collateral Agent and Depositary Agent, and each Secured Party from time to time party thereto, (i) the funds in the Debt Service Reserve Account are insufficient to meet the Debt Payment Deficiency after application of Section 3.03(c)(ii)(A) of the Collateral Account Agreement, (ii) such insufficient amount is at least in an amount equal to this drawing and (iii) the proceeds of such drawing will be applied to the payment of such insufficient amount.]

or

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-7	Exhibits to TLA Credit Agreement

[Issuing Bank has failed to maintain at least two of the following credit ratings (a)“Baa2” or higher from Moody’s, (b) “BBB” or higher from S&P, and (c) “BBB” or higher from Fitch with respect to its unsecured and unguaranteed senior long-term debt obligations and thirty (30) days have elapsed since the Issuing Bank failed to maintain such ratings.]

or

[This Letter of Credit will expire within ten (10) days and the Collateral Agent has not received written evidence from the Issuing Bank or the Company that this Letter of Credit will be extended or replaced upon or prior to its stated expiration date.]

3. The amount demanded hereby has been calculated in accordance with the terms of the Credit Agreement.

4. You are hereby directed to pay the amount so demanded to:

[Insert wire transfer instructions for the Debt Service Reserve Account]

This certificate has been executed and delivered by a duly authorized officer of the undersigned on the date first above written.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-8	Exhibits to TLA Credit Agreement

[ ], as Collateral Agent

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-9	Exhibits to TLA Credit Agreement

Exhibit C to Letter of Credit No.

TRANSFER CREDIT IN ENTIRETY FORM

[Date]

KeyBank National Association

Standby Letter of Credit Services

Mail Code: OH-01-49-1003

4900 Tiedeman Road

Cleveland, Ohio 44144-2302

Facsimile: (216) 813-3719

Re:	Irrevocable Transferable Standby Letter of Credit No. [ ]

Ladies/Gentlemen:

This is a transfer certificate presented in accordance with your Irrevocable Transferable Standby Letter of Credit No. [            ] held by us (the “Letter of Credit”).

The undersigned, as beneficiary under the Letter of Credit, hereby irrevocably transfers to              [insert name and address of transferee] all rights of the undersigned beneficiary to draw under the Letter of Credit. Transferee is successor Collateral Agent under that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, modified, supplemented or replaced from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC, the financial institutions from time to time party thereto as lenders (the “Lenders”), Investec Bank plc, as Administrative Agent for the Lenders, KeyBank National Association, as Issuing Bank (each as defined therein).

By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights of the undersigned as beneficiary thereof.

The Letter of Credit and all amendments are returned herewith and ask you to endorse the within transfer on the reverse thereof and forward directly to the Transferee with your customary notice of transfer.

This certificate has been executed and delivered by a duly authorized officer of the undersigned on the date first above written.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-10	Exhibits to TLA Credit Agreement

[ ], as Collateral Agent

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-11	Exhibits to TLA Credit Agreement

Exhibit D to Letter of Credit No.

EARLY CANCELLATION AUTHORITY

[Date]

KeyBank National Association

Standby Letter of Credit Services

Mail Code: OH-01-49-1003

4900 Tiedeman Road

Cleveland, Ohio 44144-2302

Facsimile: (216) 813-3719

Ladies/Gentlemen:

This certificate is presented in accordance with your Irrevocable Transferable Standby Letter of Credit No. [            ] held by us (the “Letter of Credit”).

The undersigned, as beneficiary under the Letter of Credit, hereby confirms that it is no longer required by us and may be cancelled prior to the Expiration Date. The original Letter of Credit and any amendments thereto, accompany this certificate.

This certificate has been executed and delivered by a duly authorized officer of the undersigned on the date first above written

[ ], as Collateral Agent

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-1-12	Exhibits to TLA Credit Agreement

Exhibit C-2

Form of Notice of LC Activity

See attached.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-2-1	Exhibits to TLA Credit Agreement

FORM OF NOTICE OF LC ACTIVITY

(Delivered pursuant to Section 2.04(b)

of the Credit Agreement)

Date:                     1

KeyBank National Association

Standby Letter of Credit Services

Mail Code: OH-01-27-0623

127 Public Square

Cleveland, Ohio 44144

Attn: Lisa A. Ryder

Re: Sunrun Aurora Portfolio 2014-A, LLC

Ladies and Gentlemen:

This irrevocable Notice of LC Activity (this “Certificate”) is delivered to you pursuant to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SUNRUN AURORA PORTFOLIO 2014-A, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), INVESTEC BANK PLC, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”), and KEYBANK NATIONAL ASSOCIATION, as Issuing Bank. Capitalized terms used and not defined herein shall have the meanings set forth in Section 1.01 of the Credit Agreement.

1. We request that [the [Insert description of Letter of Credit] (the “Letter of Credit”) be [issued][extended][amended] as provided herein][Schedule 1 of the [Insert description of Letter of Credit] (the “Letter of Credit”) be replaced as provided herein]. The Stated Amount of the [requested][current] Letter of Credit is the [insert dollar amount] Dollar amount for the relevant time period set forth on Schedule 1 hereto (such amount not to exceed $7,900,000.00).

[Paragraph 2 to be added in the case of a request for decrease in the Stated Amount of a Letter of Credit]

2. We request that the Stated Amount of the Letter of Credit be decreased.

[Paragraph 3 to be added in the case of a request for increase in the Stated Amount of a Letter of Credit]

[1]	The Notice of LC Activity shall be delivered by 11:00 a.m. (New York City time) at least five (5) Business Days before the proposed date of such issuance, extension, increase in Stated Amount or decrease in Stated Amount of the Letter of Credit.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-2-2	Exhibits to TLA Credit Agreement

3. We request that the Stated Amount of the Letter of Credit be increased.

[Paragraph 4 to be added in the case of a request for the replacement of Schedule 1]

4. We request that Schedule 1 of the Letter of Credit be replaced with Schedule 1 attached hereto.

[Paragraph 5 to be added in the case of a request for extension of a Letter of Credit]

5. We request the Expiration Date of the Letter of Credit be extended from                      to                     , and such requested Expiration Date does not extend beyond the expiration date in Section 2.04(a)(iii)(B) of the Credit Agreement

[Paragraph 6 to be added in the case of a request for reinstatement of a Letter of Credit]

6. The proposed date of the requested [issuance][extension][amendment][increase in the Stated Amount][decrease in the Stated Amount][replacement of Schedule 1] of the Letter of Credit is [                    ].2

7. The Expiration Date of the Letter of Credit is                     .

8. The Issuing Bank is instructed to deliver the [Letter of Credit][amended Letter of Credit]3 / [notice of [decrease][increase] in the Stated Amount of the Letter of Credit]4 / [Letter of Credit with the replaced Schedule 1] to [Insert beneficiary of the Letter of Credit], at [Insert address of beneficiary of the Letter of Credit].

Borrower hereby certifies to Administrative Agent, the Issuing Bank and the Lenders that the following statements are accurate, true and complete as of the date hereof, and will be accurate, true and complete on and as of the proposed date of the requested[issuance][extension][amendment][decrease in the Stated Amount][increase in the Stated Amount][replacement of Schedule 1] of the Letter of Credit:

A. The Letter of Credit requested or modified hereby shall only be used in the manner and for the purposes specified and permitted by the Credit Agreement.

B. Each of the applicable conditions set forth in Section 2.04 and other applicable Sections of the Credit Agreement has been satisfied or waived in accordance with the terms thereof.

[2]	The proposed date of such issuance, extension, increase in Stated Amount, or decrease in Stated Amount shall be no less than five (5) Business Days after the date of this Notice of LC Activity and shall be a Business Day.
[3]	Insert in case of amendment, issuance, increase or extension of a Letter of Credit.
[4]	Insert in case of decrease or increase in the Stated Amount of a Letter of Credit.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-2-3	Exhibits to TLA Credit Agreement

[In the case of a decrease in the Stated Amount, or the replacement of Schedule 1, of a Letter of Credit, add the following, as applicable:

C. Attached hereto is a written confirmation of [Insert beneficiary of the Letter of Credit] confirming the [decrease in the Stated Amount of the Letter of Credit][ [the information set forth in the Schedule 1 attached hereto]].

[SIGNATURE PAGE FOLLOWS]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-2-4	Exhibits to TLA Credit Agreement

Sincerely,

SUNRUN AURORA PORTFOLIO 2014-A, LLC, a Delaware limited liability company

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-2-5	Exhibits to TLA Credit Agreement

Schedule 1 to Notice of LC Activity

Schedule 1

Schedule 1

The current Stated Amount available for drawing in accordance with the Amortization Schedule (which may be revised from time to time) delivered to the Borrower and each Lender in respect of the funding of the Draw Loans under this Letter of Credit is as follows:

Current Stated Amount: $[        ], through and including [        ]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C-2-6	Exhibits to TLA Credit Agreement

Exhibit D-1

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank plc, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.09 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower or any other Loan Party within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower or any other Loan Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a withholding certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable). By executing this withholding certificate, the undersigned agrees that (1) if the information provided on this withholding certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and shall provide them with a new withholding certificate with the correct information, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date:                    , 20

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D-1-1	Exhibits to TLA Credit Agreement

Exhibit D-2

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank plc, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.09 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower or any other Loan Party within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower or any other Loan Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a withholding certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable). By executing this withholding certificate, the undersigned agrees that (1) if the information provided on this withholding certificate changes, the undersigned shall promptly so inform such Lender in writing and shall provide it with a new withholding certificate with the correct information, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable)in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                    , 20

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D-2-1	Exhibits to TLA Credit Agreement

Exhibit D-3

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank plc, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.09 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members that are claiming the portfolio interest exemption is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower or any other Loan Party within the meaning of Section 881(c)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower or any other Loan Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following withholding certificates from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing its withholding certificate, the undersigned agrees that (1) if the information provided on its withholding certificate changes, the undersigned shall promptly so inform such Lender and shall provide it with a new withholding certificate with such correct information and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective withholding certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                    , 20

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D-3-1	Exhibits to TLA Credit Agreement

Exhibit D-4

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank plc, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 5.09 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)) and (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members that are claiming the portfolio interest exemption is (x) a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (y) a ten percent shareholder of the Borrower or any other Loan Party within the meaning of Section 881(c)(3)(B) of the Code or (z) a controlled foreign corporation related to the Borrower or any other Loan Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-BEN-E (whichever is applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-BEN-E (whichever is applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing its withholding certificate, the undersigned agrees that (1) if the information provided on its withholding certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and shall provide them with a new withholding certificate with the correct information, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective withholding certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date:                    , 20

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D-4-1	Exhibits to TLA Credit Agreement

Exhibit E-1

Form of [***] Blocked Account Control Agreements

BLOCKED ACCOUNT CONTROL AGREEMENT

This Blocked Account Control Agreement (this “Agreement”) is dated as of [            ], 2014, and entered into by and among SUNRUN SOLAR TENANT [            ], LLC (“Company”), ONEWEST BANK N. A., as collateral agent (“Collateral Agent”) for certain financial institutions that have agreed to extend credit or to provide secured interest rate swaps to the Company, and [***] (“Depositary Bank”).

1. Deposit Account. Pursuant to certain agreements between Company and Collateral Agent, Company has granted to Collateral Agent a security interest in all rights of Company with respect to account(s) number [***] (such account(s), together with all substitutions and replacements therefor, the “Deposit Account”) located at Depositary Bank and subject to the terms of the Deposit Agreements (as hereinafter defined). The terms and conditions of this Blocked Account Control Agreement (this “Agreement”) are in addition to any deposit account agreements and other related agreements that Company has with Depositary Bank, including without limitation all agreements concerning banking products and services, treasury management documentation, account booklets containing the terms and conditions of the Deposit Account, signature cards, fee schedules, disclosures, specification sheets and change of terms notices (collectively, the “Deposit Agreements”). The provisions of this Agreement shall supersede the provisions of the Deposit Agreements only to the extent the provisions herein are inconsistent with the Deposit Agreements, and in all other respects, the Deposit Agreements shall remain in full force and effect. All items deposited into the Deposit Account shall be processed according to the provisions of the Deposit Agreements, as amended by this Agreement.

2. Security Interest. Company has granted to Collateral Agent a security interest in, among other property, the Deposit Account and all credits or proceeds thereto and all monies, checks and other instruments held or deposited therein (all of which shall be included in the definition of the “Deposit Account”). Company represents and warrants that it has the legal right to pledge the Deposit Account to Collateral Agent, that the funds in the Deposit Account are not held for the benefit a third party, and that that there are no perfected liens or encumbrances with respect to the Deposit Account. Company covenants with Collateral Agent that it shall not enter into any acknowledgment or agreement that gives any other person or entity except Collateral Agent control over, or any other security interest, lien or title in, the Deposit Account.

3. Control. In order to provide Collateral Agent with control over the Deposit Account, Company agrees that Depositary Bank shall comply with any and all orders, notices, requests and other instructions originated by Collateral Agent directing disposition of the funds in the Deposit Account without any further consent from Company, even if such instructions are contrary to any of Company’s instructions or demands or result in Depositary Bank dishonoring items which may be presented for payment. Company agrees that instructions from Collateral Agent may include the giving of stop payment orders for any items presented to the Deposit Account, instructions to transfer funds to or for the benefit of Collateral Agent or any other person or entity, and instructions to close the Deposit Account.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-1-1	Exhibits to TLA Credit Agreement

4. Access to Deposit Account. [CHECK ONE BOX ONLY]

☐	(a) The Deposit Account shall be under the sole dominion and control of Collateral Agent. Neither Company, nor any other person or entity, acting through or under Company, shall have any control over the use of, or any right to withdraw any amount from, the Deposit Account. Depositary Bank is hereby authorized and instructed to transfer all funds (subject to Depositary Bank’s funds availability policy) in the Deposit Account to a designated account as Collateral Agent may direct in writing to Depositary Bank.

☒	(b) The Deposit Account shall be under the control of Collateral Agent; provided, that unless and until Depositary Bank receives Collateral Agent’s written notice that Company’s access to the funds in the Deposit Account is terminated, Depositary Bank shall honor Company’s instructions, notices and directions with respect to the transfer or withdrawal of funds from the Deposit Account, including paying or transferring the funds to Company or any other person or entity.

Upon receipt of a written notice from Collateral Agent instructing Depositary Bank to terminate Company’s access to funds in the Deposit Account, Depositary Bank shall transfer all funds (subject to Depositary Bank’s funds availability policy) in the Deposit Account to a designated account in accordance with Collateral Agent’s written instructions. Collateral Agent shall promptly contact Depositary Bank to confirm Depositary Bank’s receipt of Collateral Agent’s written instructions. Any written notice sent pursuant to this Section 4(b) and confirmed to have been received after Depositary Bank’s business hours shall not be deemed sent until the next business day. Depositary Bank shall have a reasonable time (which shall be no later than one business day after its receipt of such notice) to act on Collateral Agents’ written notice.

5. Subordination by Depositary Bank. Company and Depositary Bank acknowledge notice of and recognize Collateral Agent’s continuing security interest in the Deposit Account and in all items deposited in the Deposit Account and in the proceeds thereof. Depositary Bank hereby subordinates any statutory or contractual right or claim of offset or lien resulting from any transaction which involves the Deposit Account if Section 4(a) is checked above or upon confirmation of Depositary Bank’s receipt of Collateral Agent’s notice under Section 4(b). Notwithstanding the preceding sentence, nothing herein constitutes a waiver of, and Depositary Bank expressly reserves all of its present and future rights with respect to: (i) fees and expenses (“Fees”) related to the Deposit Account; (ii) any checks, ACH entries, wire transfers, merchant card transactions, or other paper or electronic items which were deposited or credited to the Deposit Account that are returned, reversed, refunded, adjusted or charged back for insufficient funds or for any other reason (“Returned Items”); (iii) obligations and liabilities connected with the Deposit Account that arise out of any treasury management services provided by Depositary Bank, its subsidiaries or affiliates, including but not limited to, ACH, merchant card, zero balance account, sweeps, controlled disbursement or payroll (“Overdrafts”). Depositary Bank may charge the Deposit Account or other accounts of Company maintained at Depositary Bank to cover Fees, Returned Items or Overdrafts. If there are insufficient funds in the Deposit Account or any of Company’s other accounts to cover the Fees, Returned Items and Overdrafts, Company agrees to immediately reimburse Depositary Bank for the amount of such shortfall. If Company fails to pay

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-1-2	Exhibits to TLA Credit Agreement

the amount demanded by Depositary Bank, Collateral Agent agrees to reimburse Depositary Bank within ten (10) days of demand thereof by Depositary Bank for any Returned Items and Overdrafts to the extent Collateral Agent received payment in respect thereof pursuant to section 4.

6. Indemnity. Company agrees to defend, indemnify and hold Depositary Bank and its directors, officers, employees, attorneys, successors and assigns (collectively “Depositary Bank”) harmless from and against any and all claims, losses, liabilities, costs, damages and expenses, including, without limitation, reasonable legal and accounting fees (collectively, “Claims”), arising out of or in any way related to this Agreement, excepting only liability arising out of Depositary Bank’s gross negligence or willful misconduct. Without regard to Company’s indemnification obligations to Depositary Bank, Collateral Agent agrees to : (i) reimburse Depositary Bank for any Returned Items and Overdrafts (the proceeds of which were received by Collateral Agent) and (ii) defend, indemnify and hold Depositary Bank harmless from and against any and all Claims arising out of Depositary Bank’s compliance with Collateral Agent’s instructions. Collateral Agent’s obligations to Depositary Bank hereunder shall in no way operate to release Company from its obligations to Collateral Agent and shall not impair any rights or remedies of Collateral Agent to collect any such amounts from Company. IN NO EVENT WILL DEPOSITARY BANK OR COLLATERAL AGENT BE LIABLE FOR ANY INDIRECT DAMAGES, LOST PROFITS, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES WHICH ARISE OUT OF OR IN CONNECTION WITH THE SERVICES CONTEMPLATED BY THIS AGREEMENT EVEN IF DEPOSITARY BANK HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

7. Depositary’s Bank’s Responsibility. The duties of Depositary Bank are strictly limited to those set forth in this Agreement and Depositary Bank is not acting as a fiduciary for any party hereto. Depositary Bank shall be protected in relying on any form of instruction, notice, or other communication purporting to be from an authorized representative of Collateral Agent which Depositary Bank, in good faith, believes to be genuine and what it purports to be. Depositary Bank shall have no duty to inquire as to the genuineness, validity, or enforceability of any such instruction, notice or communication even if Company notifies Depositary Bank that Collateral Agent is not legally entitled to originate any such instruction, notice or communication. The Deposit Account and all actions and undertakings by Depositary Bank shall be subject to all rules and regulations relating to the Deposit Account and to applicable law. If requested by Collateral Agent, Company authorizes Depositary Bank to provide to Collateral Agent a copy of the Deposit Account statement. Depositary Bank represents that, except for that certain Blocked Account Control Agreement dated June 7, 2013, by and among the Company, [***] and Depositary Bank, which shall be terminated simultaneously with or prior to the effective time of this Agreement, it has not entered into any agreements for the “control” of any Collateral Account (within the meaning of Section 9-104(a)(2) of the New York UCC) with any person or entity other than Collateral Agent. Depositary Bank further represents that (i) each Collateral Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the Uniform Commercial Code as in effect from time to time in the State of New York (the “New York UCC”), and Bank shall at all times treat the Deposit Account as a “deposit account”, and (ii) it is a “bank” as defined in Section 9-102(a)(8) of the New York UCC.

8. Termination. This Agreement shall not be terminable by Company so long as any obligations of Company to Collateral Agent are outstanding and unpaid. This Agreement may be terminated by Depositary Bank upon thirty (30) days prior written notice to all parties; provided, however, that Depositary Bank may terminate this Agreement upon five (5) days prior written notice to all parties in the event Collateral Agent

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-1-3	Exhibits to TLA Credit Agreement

fails to make payments to Depositary Bank in accordance with section 5 above This Agreement may be terminated by Collateral Agent in a writing sent to Depositary Bank in which Collateral Agent releases Depositary Bank from any further obligation to comply with instructions originated by Collateral Agent with respect to the Deposit Account. Any available funds remaining in the Deposit Account upon termination or deposited in thereafter shall be transferred in accordance with the provisions of section 4 above after deduction for any amounts otherwise reimbursable to Depositary Bank as provided hereunder. Termination shall not affect the rights and obligations of any party hereto with respect to any period prior to such termination.

9. Legal Process and Insolvency. In the event Depositary Bank receives any form of legal process concerning the Deposit Account, including, without limitation, court orders, levies, garnishments, attachments, and writs of execution, or in the event Depositary Bank learns of any insolvency proceeding concerning Company, including, without limitation, bankruptcy, receivership, and assignment for the benefit of creditors, Depositary Bank will respond to such legal process or knowledge of insolvency in the normal course or as required by law.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that New York is the “bank’s jurisdiction” for purposes of the Uniform Commercial Code.

11. Notices. Except as otherwise provided in this Agreement, all notices and other communications required under this Agreement shall be in writing and may be personally served or sent by facsimile, overnight courier, or registered/certified United States Mail, and shall be deemed given when delivered in person, or received by facsimile, courier or United States Mail at the address specified below. Any party may change its address for notices hereunder by notice to all other parties given in accordance with this section 11.

Company:	SunRun Solar Tenant [ ], LLC
c/o Sunrun Inc.,
595 Market St., 29th Floor
San Francisco, CA 94015
Attn: General Counsel
Facsimile: 415.727.3500

Collateral Agent:	OneWest Bank N.A.
2450 Broadway Ave., Suite 400
Santa Monica, CA 90404
United States of America
Attn: Stephen Sung / Matthew Exter
Telephone: 310-449-2370

Depositary Bank:	[***]

12.

Miscellaneous. This Agreement shall bind and benefit the parties and their respective successors and assigns. This Agreement may be amended only with the prior written consent of all parties hereto. None of the terms of this Agreement may be waived except as Depositary Bank may

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-1-4	Exhibits to TLA Credit Agreement

consent thereto in writing. No delay on the part of Depositary Bank in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any right, power or privilege. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which Depositary Bank would otherwise have.

13. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

14. Jury Trial Waiver. COMPANY, COLLATERAL AGENT AND DEPOSITARY BANK HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR SERVICES RENDERED IN CONNECTION WITH THIS AGREEMENT.

SUNRUN SOLAR TENANT [ ], LLC
COMPANY

By:
Name:
Title:

ONEWEST BANK N.A.
COLLATERAL AGENT

By:
Name:
Title:

[***]
DEPOSITARY BANK

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-1-5	Exhibits to TLA Credit Agreement

Exhibit E - 2

Form of [***] Blocked Account Control Agreements

DEPOSIT ACCOUNT CONTROL AGREEMENT

(Access Restricted after Notice)

This Deposit Account Control Agreement (the “Agreement”), dated as of the date specified on the initial signature page of this Agreement, is entered into by and among Sunrun Solar Tenant [            ], LLC, a Delaware limited liability company (“Company”), OneWest Bank N.A., as collateral agent for certain financial instutitions that have agreed to extend credit or to provide secured interest rate swaps to the Company (“Secured Party”) and [***] (“Bank”), and sets forth the rights of Secured Party and the obligations of Bank with respect to the deposit accounts of Company at Bank identified at the end of this Agreement as the Collateral Accounts (each hereinafter referred to individually as a “Collateral Account” and collectively as the “Collateral Accounts”). Each account designated as a Collateral Account includes, for purposes of this Agreement, and without the necessity of separately listing subaccount numbers, all subaccounts presently existing or hereafter established for deposit reporting purposes and integrated with the Collateral Account by an arrangement in which deposits made through subaccounts are posted only to the Collateral Account.

1.	Secured Party’s Interest in Collateral Accounts. Secured Party represents that it is the collateral agent for certain financial institutions that have agreed to extend credit to Company and has been granted, as collateral agent for such financial instutitons, a security interest in the Collateral Accounts. Company hereby confirms the security interest granted by Company to Secured Party in all of Company’s right, title and interest in and to the Collateral Accounts and all sums now or hereafter on deposit in or payable or withdrawable from the Collateral Accounts (the “Collateral Account Funds”). In furtherance of the intentions of the parties hereto, this Agreement constitutes written notice by Secured Party to Bank of Secured Party’s security interest in the Collateral Accounts.

2.	Secured Party Control. Bank, Secured Party and Company each agree that Bank will comply with instructions given to Bank by Secured Party directing disposition of funds in the Collateral Accounts (“Disposition Instructions”) without further consent by Company. Except as otherwise required by law, Bank will not agree with any third party to comply with instructions for disposition of funds in the Collateral Accounts originated by such third party. Except for that certain Deposit Account Control dated October 30, 2013, by and among the Company, Ares Capital Corporation and Bank which shall be terminated simultaneously with or prior to the effective time of this Agreement, Bank represents that it has not entered into any other still effective control agreements with respect to the Collateral Account. Bank further represents and that (i) each Collateral Account is a “deposit account” (as defined in Article 9 of the Uniform Commercial Code), and (ii) is a “bank” (as defined in Article 9 of the Uniform Commercial Code).

3.

Company Access to Collateral Accounts. Notwithstanding the provisions of the “Secured Party Control” section of this Agreement, Secured Party agrees that Company will be allowed access to the Collateral Accounts and Collateral Account Funds until Bank receives, and has had a reasonable opportunity (but in no event later than two (2) Business Days (as that term is defined below) after its

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-1	Exhibits to TLA Credit Agreement

receipt of such Access Termination Notice (defined below)) to act on, written notice from Secured Party directing that Company no longer have access to any Collateral Accounts or Collateral Account Funds (an “Access Termination Notice”). Company irrevocably authorizes Bank to comply with any Access Termination Notice and/or Disposition Instructions even if Company objects to them in any way, and agrees that Bank may pay any and all Collateral Account Funds to Secured Party in response to any Disposition Instructions. Company further agrees that after Bank receives an Access Termination Notice, Company will not have access to any Collateral Accounts or Collateral Account Funds.

4.	Transfers in Response to Disposition Instructions. Notwithstanding the provisions of the “Secured Party Control” section of this Agreement, unless Bank separately agrees in writing to the contrary, Bank will have no obligation to disburse funds in response to Disposition Instructions other than by automatic standing wire. Bank hereby agrees that on each Business Day after it receives and has had a reasonable opportunity to act on an Access Termination Notice and corresponding Disposition Instructions it will transfer to the account specified at the end of this Agreement as the Destination Account or, if no account is specified, to such account as Secured Party specifies in the Access Termination Notice (in either case, the “Destination Account”) that portion of the full amount of the collected and available balance in the Collateral Accounts at the beginning of such Business Day which exceeds the sum of [ ] (such sum being hereinafter referred to as the “Retained Balance”), and Company hereby irrevocably consents to such transfer. Any disposition of funds which Bank makes in response to Disposition Instructions is subject to Bank’s standard policies, procedures and documentation governing the type of disposition made; provided, however, that in no circumstances will any such disposition require Company’s consent. To the extent any Collateral Account is a certificate of deposit or time deposit, Bank will be entitled to deduct any applicable early withdrawal penalty prior to disbursing funds from such account in response to Disposition Instructions. To the extent Secured Party requests that funds be transferred from any Collateral Account in a currency different from the currency denomination of the Collateral Account, the funds transfer will be made after currency conversion at Bank’s then current buying rate for exchange applicable to the new currency.

5.	Lockboxes. To the extent items deposited to a Collateral Account have been received in one or more post office lockboxes maintained for Company by Bank (each a “Lockbox”) and processed by Bank for deposit, Company acknowledges that Company has granted Secured Party a security interest in all such items (the “Remittances”). Company agrees that after Bank receives an Access Termination Notice, Company will have no further right or ability to instruct Bank regarding the receipt, processing or deposit of Remittances, and that Secured Party alone will have the right and ability to so instruct Bank. Company and Secured Party acknowledge and agree that Bank’s operation of each Lockbox, and the receipt, retrieval, processing and deposit of Remittances, will at all times be governed by Bank’s Master Agreement for Treasury Management Services or other applicable treasury management services agreement, and by Bank’s applicable standard lockbox Service Description.

6.

Balance Reports and Bank Statements. Bank agrees, at the request of Secured Party on any day on which Bank is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday (each a “Business Day”), to make available to Secured Party a report (“Balance Report”) showing the opening available balance in the Collateral Accounts as of the beginning of such Business Day, by a transmission method determined by Bank, in Bank’s sole discretion. Company

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-2	Exhibits to TLA Credit Agreement

expressly consents to this transmission of such information. After Bank receives an Access Termination Notice, Bank will, on receiving a written request from Secured Party, send to Secured Party by United States mail, at the address indicated for Secured Party after its signature to this Agreement, duplicate copies of all periodic statements on the Collateral Accounts which are subsequently sent to Company.

7.	Returned Items. Secured Party and Company understand and agree that the face amount (“Returned Item Amount”) of each Returned Item will be paid by Bank debiting the Collateral Account to which the Returned Item was originally credited, without prior notice to Secured Party or Company. As used in this Agreement, the term “Returned Item” means (i) any item deposited to a Collateral Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or the occurrence or timeliness of any drawee’s notice of non-payment; (ii) any item subject to a claim against Bank of breach of transfer or presentment warranty under the Uniform Commercial Code (as adopted in the applicable state) or Regulation CC (12 C.F.R. §229), as in effect from time to time; (iii) any automated clearing house (“ACH”) entry credited to a Collateral Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or adjustment; (iv) any credit to a Collateral Account from a merchant card transaction, against which a contractual demand for chargeback has been made; and (v) any credit to a Collateral Account made in error. Company agrees to pay all Returned Item Amounts immediately on demand, without setoff or counterclaim, to the extent there are not sufficient funds in the applicable Collateral Account to cover the Returned Item Amounts on the day Bank attempts to debit them from the Collateral Account. After Bank receives an Access Termination Notice, Secured Party agrees to pay all Returned Item Amounts within five (5) calendar days after demand, without setoff or counterclaim, to the extent that (i) the Returned Item Amounts are not paid in full by Company within five (5) calendar days after demand on Company by Bank, and (ii) Secured Party has received proceeds from the corresponding Returned Items under this Agreement.

8.

Settlement Items. Secured Party and Company understand and agree that the face amount (“Settlement Item Amount”) of each Settlement Item will be paid by Bank debiting the applicable Collateral Account, without prior notice to Secured Party or Company. As used in this Agreement, the term “Settlement Item” means (i) each check or other payment order drawn on or payable against any controlled disbursement account or other deposit account at any time linked to any Collateral Account by a zero balance account connection or other automated funding mechanism (each a “Linked Account”), which Bank cashes or exchanges for a cashier’s check or official check in the ordinary course of business prior to receiving an Access Termination Notice and having had a reasonable opportunity to act on it, and which is presented for settlement against the Collateral Account (after having been presented against the Linked Account) after Bank receives the Access Termination Notice, (ii) each check or other payment order drawn on or payable against a Collateral Account, which, on the Business Day Bank receives an Access Termination Notice, Bank cashes or exchanges for a cashier’s check or official check in the ordinary course of business after Bank’s cutoff time for posting, (iii) each ACH credit entry initiated by Bank, as originating depository financial institution, on behalf of Company, as originator, prior to Bank having received an Access Termination Notice and having had a reasonable opportunity to act on it, which ACH credit entry settles after Bank receives an Access Termination Notice, and (iv) any other payment order drawn on or payable against a Collateral Account or any Linked Account, which Bank has paid or funded prior to receiving an Access Termination Notice and having had a reasonable opportunity to act on it, and which is first presented for settlement against the Collateral Account in the ordinary course of business after Bank receives the Access Termination Notice and has transferred Collateral Account Funds to Secured Party under this Agreement. Company agrees to pay all Settlement Item Amounts immediately on demand, without setoff or counterclaim, to the extent there are not

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-3	Exhibits to TLA Credit Agreement

sufficient funds in the applicable Collateral Account to cover the Settlement Item Amounts on the day they are to be debited from the Collateral Account. Secured Party agrees to pay all Settlement Item Amounts within five (5) calendar days after demand, without setoff or counterclaim, to the extent that (i) the Settlement Item Amounts are not paid in full by Company within five (5) calendar days after demand on Company by Bank, and (ii) Secured Party has received Collateral Account Funds under this Agreement.

9.	Bank Fees. Company agrees to pay all Bank’s fees and charges for the maintenance and administration of the Collateral Accounts and for the treasury management and other account services provided with respect to the Collateral Accounts and any Lockboxes (collectively “Bank Fees”), including, but not limited to, the fees for (a) Balance Reports provided on the Collateral Accounts, (b) funds transfer services received with respect to the Collateral Accounts, (c) lockbox processing services, (d) Returned Items, (e) funds advanced to cover overdrafts in the Collateral Accounts (but without Bank being in any way obligated to make any such advances), and (f) duplicate bank statements. The Bank Fees will be paid by Bank debiting one or more of the Collateral Accounts on the Business Day that the Bank Fees are due, without notice to Secured Party or Company. If there are not sufficient funds in the Collateral Accounts to cover fully the Bank Fees on the Business Day Bank attempts to debit them from the Collateral Accounts, such shortfall or the amount of such Bank Fees will be paid by Company to Bank, without setoff or counterclaim, within five (5) calendar days after demand from Bank. Secured Party agrees to pay any Bank Fees which accrue after Bank receives an Access Termination Notice, within five (5) calendar days after demand, without setoff or counterclaim, to the extent such Bank Fees are not paid in full by Company within five (5) calendar days after demand on Company by Bank.

10.	Account Documentation. Except as specifically provided in this Agreement, Secured Party and Company agree that the Collateral Accounts will be subject to, and Bank’s operation of the Collateral Accounts will be in accordance with, the terms of Bank’s applicable deposit account agreement governing the Collateral Accounts (“Account Agreement”). All documentation referenced in this Agreement as governing any Collateral Account or the processing of any Remittances is hereinafter collectively referred to as the “Account Documentation”.

11.	Partial Subordination of Bank’s Rights. Bank hereby subordinates to the security interest of Secured Party in the Collateral Accounts (i) any security interest which Bank may have or acquire in the Collateral Accounts, and (ii) any right which Bank may have or acquire to set off or otherwise apply any Collateral Account Funds against the payment of any indebtedness from time to time owing to Bank from Company, except for debits to the Collateral Accounts permitted under this Agreement for the payment of Returned Item Amounts, Settlement Item Amounts or Bank Fees.

12.	Bankruptcy Notice; Effect of Filing. If Bank at any time receives notice of the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company, Bank will continue to comply with its obligations under this Agreement, except to the extent that any action required of Bank under this Agreement is prohibited under applicable bankruptcy laws or regulations or is stayed pursuant to the automatic stay imposed under the United States Bankruptcy Code or by order of any court or agency. With respect to any obligation of Secured Party hereunder which requires prior demand on Company, the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company will automatically eliminate the necessity of such demand on Company by Bank, and will immediately entitle Bank to make demand on Secured Party with the same effect as if demand had been made on Company and the time for Company’s performance had expired.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-4	Exhibits to TLA Credit Agreement

13.	Legal Process, Legal Notices and Court Orders. Bank will comply with any legal process, legal notice or court order it receives in relation to a Collateral Account if Bank determines in its sole discretion that the legal process, legal notice or court order is legally binding on it.

14.	Indemnification. Company will indemnify, defend and hold harmless Bank, its officers, directors, employees, and agents (collectively, the “Indemnified Parties”) from and against any and all claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) (collectively “Losses and Liabilities”) Bank may suffer or incur as a result of or in connection with (a) Bank complying with any binding legal process, legal notice or court order referred to in the immediately preceding section of this Agreement, (b) Bank following any instruction or request of Secured Party, including but not limited to any Access Termination Notice or Disposition Instructions, or (c) Bank complying with its obligations under this Agreement, except to the extent such Losses and Liabilities are caused by Bank’s gross negligence or willful misconduct. To the extent such obligations of indemnity are not satisfied by Company within five (5) days after demand on Company by Bank, Secured Party will indemnify, defend and hold harmless Bank and the other Indemnified Parties against any and all Losses and Liabilities Bank may suffer or incur as a result of or in connection with Bank following any instruction or request of Secured Party, except to the extent such Losses and Liabilities are caused by Bank’s gross negligence or willful misconduct.

15.	Bank’s Responsibility. This Agreement does not create any obligations of Bank, and Bank makes no express or implied representations or warranties with respect to its obligations under this Agreement, except for those expressly set forth herein. In particular, Bank need not investigate whether Secured Party is entitled under Secured Party’s agreements with Company to give an Access Termination Notice or Disposition Instructions. Bank may rely on any and all notices and communications it believes are given by the appropriate party. Bank will not be liable to Company, Secured Party or any other party for any Losses and Liabilities caused by (i) circumstances beyond Bank’s reasonable control (including, without limitation, computer malfunctions, interruptions of communication facilities, labor difficulties, acts of God, wars, or terrorist attacks) or (ii) any other circumstances, except to the extent that such Losses and Liabilities are directly caused by Bank’s gross negligence or willful misconduct. In no event will Bank be liable for any indirect, special, consequential or punitive damages, whether or not the likelihood of such damages was known to Bank, and regardless of the form of the claim or action, or the legal theory on which it is based. Any action against Bank by Company or Secured Party under or related to this Agreement must be brought within twelve (12) months after the cause of action accrues.

16.

Termination. This Agreement may be terminated by Secured Party or Bank at any time by either of them giving thirty (30) calendar days prior written notice of such termination to the other parties to this Agreement at their contact addresses specified after their signatures to this Agreement; provided, however, that this Agreement may be terminated (i) within five (5) calendar days upon such written notice from Bank to Company and Secured Party should Company or Secured Party fail to make any payment when due to Bank from Company or Secured Party under the terms of this Agreement, or (ii) immediately upon such written notice from Secured Party to Bank on termination or release of Secured Party’s security interest in the Collateral Accounts; provided that any notice from Secured Party under clause (ii) of this sentence must contain Secured Party’s acknowledgement of the termination or release of its security interest in the Collateral Accounts. Company’s and Secured Party’s respective obligations to report errors in funds transfers and bank statements and to pay Returned Items Amounts, Settlement Item Amounts, and Bank Fees, as well

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-5	Exhibits to TLA Credit Agreement

as the indemnifications made, and the limitations on the liability of Bank accepted, by Company and Secured Party under this Agreement will continue after the termination of this Agreement with respect to all the circumstances to which they are applicable, existing or occurring before such termination, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination will also survive such termination; provided that with respect to the liabilities of the Bank and the Secured Party as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination, such liabilities shall terminate twelve (12) months after the termination of the this Agreement except with respect to written claims made to such party prior to expiration of such twelve (12) month period. Upon any termination of this Agreement which occurs after Bank has received an Access Termination Notice and has had a reasonable opportunity (but in no event later than two (2) Business Days after its receipt of such Access Termination Notice) to act on it, (i) Bank will transfer all collected and available balances in the Collateral Accounts on the date of such termination in accordance with Secured Party’s written instructions, and (ii) Bank will close any Lockbox and forward any mail received at the Lockbox unopened to such address as is communicated to Bank by Secured Party under the notice provisions of this Agreement for a period of three (3) months after the effective termination date, unless otherwise arranged between Secured Party and Bank, provided that Bank’s fees with respect to such disposition must be prepaid directly to Bank at the time of termination by cashier’s check payable to Bank or other payment method acceptable to Bank in its sole discretion. Notwithstanding the foregoing, upon the earlier of (i) termination of this Agreement, or (ii) any closure of the Collateral Accounts after Bank receives Access Termination Notice, Bank may place the Retained Balance (or any portion thereof) in suspense (or in a separate account controlled by Bank) for a period of one hundred eighty (180) days, during which time Bank may debit such Retained Balance for Returned Items, Settlement Items and/or Bank Fees not otherwise paid by Company, and any portion of the Retained Balance which remains in suspense (or a Bank-controlled account) at the end of such one hundred eighty (180) day period will be transferred to Secured Party as requested by Secured Party in writing to Bank.

17.	Modifications, Amendments, and Waivers. This Agreement may not be modified or amended, or any provision thereof waived, except in a writing signed by all the parties to this Agreement.

18.	Notices. All notices from one party to another must be in writing, must be delivered to Company, Secured Party and/or Bank at their contact addresses specified after their signatures to this Agreement, or any other address of any party communicated to the other parties in writing, and will be effective on receipt. Any notice sent by a party to this Agreement to another party must also be sent to all other parties to this Agreement. Bank is authorized by Company and Secured Party to act on any instructions or notices received by Bank if (a) such instructions or notices purport to be made in the name of Secured Party, (b) Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this Agreement as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

19.

Successors and Assigns. Neither Company nor Secured Party may assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Bank, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, Secured Party may transfer its rights and duties under this Agreement to (i) a transferee to which, by contract or operation of law, Secured Party transfers substantially all of its rights and duties under

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-6	Exhibits to TLA Credit Agreement

the financing or other arrangements between Secured Party and Company, or (ii) if Secured Party is acting as a representative in whose favor a security interest is created or provided for, a transferee that is a successor representative; provided that as between Bank and Secured Party, Secured Party will not be released from its obligations under this Agreement unless and until Bank receives any such transferee’s binding written agreement to assume all of Secured Party’s obligations hereunder. Bank may not assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Secured Party, which consent will not be unreasonably withheld or delayed; provided, however, that no such consent will be required if such assignment or transfer takes place as part of a merger, acquisition or corporate reorganization affecting Bank.

20.	Governing Law. This Agreement will be governed by and be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles. This state will also be deemed to be Bank’s jurisdiction, for purposes of Article 9 of the Uniform Commercial Code as it applies to this Agreement.

21.	Severability. To the extent that the terms of this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability, and will be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction will not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

22.	Counterparts. This Agreement may be executed in any number of counterparts each of which will be an original with the same effect as if the signatures were on the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or electronic image scan transmission (such as a “pdf” file) will be effective as delivery of a manually executed counterpart of the Agreement.

23.	Entire Agreement. This Agreement, together with the Account Documentation, contains the entire and only agreement among all the parties to this Agreement and between Bank and Company, on the one hand, and Bank and Secured Party, on the other hand, with respect to (a) the interest of Secured Party in the Collateral Accounts and Collateral Account Funds, and (b) Bank’s obligations to Secured Party in connection with the Collateral Accounts and Collateral Account Funds.

24.	Company Obligations to Secured Party. Solely as between Company and Secured Party, Secured Party’s obligation to Bank hereunder shall in no way operate to release Company from its obligations to Secured Party and shall not impair any rights or remedies of Secured Party to collect any such amounts from Company. Nothing contained in the immediately preceding sentence shall affect or limit the liability of Company or Secured Party to Bank under this Agreement.

[SIGNATURE PAGES FOLLOW]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-7	Exhibits to TLA Credit Agreement

This Agreement has been signed by the duly authorized officers or representatives of Company, Secured Party and Bank on the date specified below.

Date: , 2014

Collateral Account Numbers:

Destination Account Number:

Bank of Destination Account:

Account name:

Reference Data:

Frequency (Daily or Weekly):

Balance (Intraday or Start of Day):

SUNRUN SOLAR TENANT [ ], LLC	ONEWEST BANK N.A.

By:	By:

Name:	Name:

Title:	Title:

Address for Notices:	Address for Notices:

Attn:	Attn:

Fax:	Fax:

[SIGNATURE PAGES CONTINUE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-8	Exhibits to TLA Credit Agreement

[***]

By:

Name:

Title:

Address for Notices:

[***]

with copy to:

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E-2-9	Exhibits to TLA Credit Agreement

Exhibit F

Form of [***] Amendment

See attached.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F-1	Exhibits to TLA Credit Agreement

AMENDMENT NO. 1 TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF SUNRUN SOLAR OWNER XVIII, LLC

December     , 2014

This Amendment No. 1 (this “Amendment”) to the Limited Liability Company Agreement (the “LLC Agreement”) of Sunrun Solar Owner XVIII, LLC, a Delaware limited liability company (the “Company”), dated as of [***], 2014, by and between Sunrun Solar Owner Holdco XVIII, LLC, a Delaware limited liability Company (“Class B Member”) and [***], a Delaware corporation (“Class A Member”, and together with the Class B Member, the “Members”), is entered into as of December     , 2014, by and between the Members (the “Amendment”). Capitalized terms used herein that are undefined shall have the meaning given in the LLC Agreement.

RECITALS

WHEREAS, the Members listed on the signature pages hereto desire to amend the definition of “Qualified Transferee” as it relates to Section 3.03(c) of the LLC Agreement to reflect the mutual understanding of the parties thereto.

WHEREAS, pursuant to Section 14.05 of the LLC Agreement, the LLC Agreement may be amended by a written instrument executed by all of the Members.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1.	The definition of “Qualified Transferee” set forth in Section 1.01 of the LLC Agreement is amended and restated in its entirety as set forth below (with new text in blue and deleted text in red and crossed out):

“Qualified Transferee – means a nationally recognized Person (or a direct or indirect subsidiary of a Person): (a) that (i) owns and manages or (ii) operates (before giving effect to any transfers hereunder) not less than one hundred (100) MWs of solar generation facilities in the United States, and such Person (or such Person’s direct or indirect Parent) must have done so for a period of at least three (3) years prior to the Transfer; (b) to whom the Class B Units could be Transferred (including indirectly) without causing a Regulatory Problem; (c) except in the case of a Permitted Disposition pursuant to clause (ii) of the definition of Permitted Disposition (in which case this clause (c) shall not

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F-2	Exhibits to TLA Credit Agreement

apply), is not a Person that the Class A Member considers in its reasonable determination to be a competitor of the Class A Member or any of its Affiliates in their primary line of business, it being understood that passive institutional investments in energy projects is not the primary line of business of either the Class A Member or any such Affiliates; and (d) either (A) has (1) a credit rating of “BBB” or higher by S&P and “Baa2” or higher by Moody’s or (2) a tangible net worth of at least $350,000,000, or (B) has a direct or indirect Parent with (1) a credit rating of “BBB” or higher by S&P and “Baa2” or higher by Moody’s, or (2) a tangible net worth of at least $350,000,000, and such Parent provides a guaranty in favor of the Class A Member in substantially the same form and containing substantially the same terms as the Sunrun Guaranty, provided, that, solely in the event of a Disposition upon foreclosure of an Encumbrance (or Disposition in lieu of such foreclosure) resulting from a Bankruptcy of Sunrun, the Class B Member or a direct or indirect parent of the Class B Member, and for the purposes of Section 3.03(c), the tangible net worth tests set forth in clauses (d)(A)(2) and (d)(B)(2) of this definition shall be deemed to require a tangible net worth of at least $150,000,000 (rather than $350,000,000).”.

2.	Section 3.03(c) (Encumbrances of Membership Interest) of the LLC Agreement is amended and restated in its entirety as set forth below (with new text in blue and deleted text in red and crossed out):

“Encumbrances of Membership Interest. A Member may Encumber its Membership Interest if the instrument creating such Encumbrance provides that (i) any Disposition upon foreclosure of such Encumbrance (or Disposition in lieu of such foreclosure) cannot be to a Disqualified Transferee and must otherwise comply with the requirements of Section 3.03(b)(iii) and (ii) any Disposition upon foreclosure of such Encumbrance (or Disposition in lieu of such foreclosure) involving a Class B Membership Interest must also be, to the extent involving more than forty-nine percent (49%) of the Class B Units, to (A) a Qualified Transferee or (B) to such other Person as the Class A Members consent in writing (such consent to not be unreasonably withheld); provided, however, that for purpose of this Section 3.03(c)(ii), the assignee can satisfy the operator standard requirements set forth in clause (a) of the definition of Qualified Transferee by appointing (i) a third party who meets such operator standard requirements to perform the Managing Member’s duties or (ii) the Operator under the MOMA who shall be deemed to meet such operator standard requirements. Any such Encumbrance, and any Disposition upon foreclosure of such Encumbrance (or Disposition in lieu of such foreclosure), that complies with such requirements shall be a Permitted Disposition, subject to the proviso in the definition thereof. Notwithstanding anything to the contrary contained herein, the Class B Member shall not be prohibited in any manner from assigning its right to receive Upfront Solar Proceeds.”

3.	A new clause (iv) is hereby added to Section 4.01(e) of the LLC Agreement as set forth below:

“(iv) In the event all the Capital Contributions have not been used to pay the cash payment of the Purchase Price (as set forth Schedule 2 of the Purchase Agreement) with respect to Projects purchased by the Company, then within 10 Business Days of the Final True-Up Date (A) the outstanding amount of the Note shall be decreased in an amount equal to the Class B Member excess Capital Contribution amount, and (B) the amount of the excess Capital Contribution of the Class A Member shall by distributed to the Class A Member.”

4.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F-3	Exhibits to TLA Credit Agreement

5.	Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of Delaware, without regard to principles of conflicts of law provisions of the State of Delaware or any other state.

6.	Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

7.	Entire Agreement. This Amendment, together with the LLC Agreement as amended hereby and all exhibits and schedules thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof and thereof. Except as modified by this Amendment, the LLC Agreement shall remain in full force and effect in all respects without any modification.

8.	Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of this Amendment shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

(Signature Page Follows)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F-4	Exhibits to TLA Credit Agreement

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the date first written above

CLASS B MEMBER:

SUNRUN SOLAR OWNER HOLDCO XVIII, LLC,

By:	Sunrun Inc.,

Its:	Sole Member

By:

Name:

Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F-5	Exhibits to TLA Credit Agreement

CLASS A MEMBER:

[***], a Delaware Corporation

By:

Name:

Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F-6	Exhibits to TLA Credit Agreement

Exhibit G

Form of Eligible Customer Agreements

[to be separately attached]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G-1	Exhibits to TLA Credit Agreement

Exhibit H-1

Form of Term Loan Note

FORM OF TERM LOAN NOTE

No. [        ]

New York, New York

[                    ], 20[    ]

For value received, the undersigned, SUNRUN AURORA PORTFOLIO 2014-A, LLC, a Delaware limited liability company (“Borrower”), unconditionally promises to pay to [            ], or its permitted assigns (the “Lender”), the principal amount of [            DOLLARS ($            )], or if less, the aggregate unpaid and outstanding principal amount of this Term Loan Note advanced by the Lender to Borrower pursuant to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions as Lenders from time to time party thereto, INVESTEC BANK PLC, as administrative agent, and KEYBANK NATIONAL ASSOCIATION, as Issuing Bank, and all other amounts owed by Borrower to the Lender hereunder.

Payments of principal of, and interest on, this Term Loan Note are to be made to the Administrative Agent, for the account of the Lender, in lawful money of the United States of America.

This is one of the Term Loan Notes referred to in Section 2.06 of the Credit Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in Section 1.01 of the Credit Agreement.

This Term Loan Note is made in connection with and is secured by, among other instruments, the provisions of the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for the provisions, among others, with respect to the custody and application of the Collateral, the nature and extent of the security provided thereunder, the rights, duties and obligations of Borrower and the rights of the holder of this Term Loan Note.

The principal amount hereof is payable in accordance with the Credit Agreement, and such principal amount may be prepaid solely in accordance with the Credit Agreement.

Borrower authorizes the Lender to record on the schedule annexed to this Term Loan Note the date and amount of each Term Loan made by the Lender and each payment or prepayment of principal thereunder and agrees that all such notations shall constitute prima facie evidence of the accuracy of the matters noted. Borrower further authorizes the Lender to attach to and make a part of this Term Loan Note continuations of the schedule attached thereto as necessary. No failure to make any such notations, nor any errors in making any such notations, shall affect the validity of Borrower’s obligations to repay the full unpaid principal amount of the Term Loans.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-1-1	Exhibits to TLA Credit Agreement

Borrower further agrees to pay, in lawful money of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Credit Agreement, and Borrower agrees to pay other fees and costs as stated in the Credit Agreement at the times specified in, and otherwise in accordance with, the Credit Agreement.

If any payment due on this Term Loan Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day, in accordance with the Credit Agreement.

Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Term Loan Note may become or be declared to be immediately due and payable as provided in the Credit Agreement and other Loan Documents, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind, all of which are expressly waived by Borrower.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred in connection with the interpretation or enforcement of this Term Loan Note, at the times specified in, and otherwise in accordance with, the Credit Agreement.

Except as permitted by the Credit Agreement, this Term Loan Note or the indebtedness evidenced hereby may not be assigned by Lender to any other Person. Transfer of this Term Loan Note may be effected only by a surrender of the Term Loan Note by Lender and either reissuance of the Term Loan Note or issuance of a new Term Loan Note by the Borrower to the new lender.

THIS TERM LOAN NOTE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-1-2	Exhibits to TLA Credit Agreement

SUNRUN AURORA PORTFOLIO 2014-A, LLC,
a Delaware limited liability company

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-1-3	Exhibits to TLA Credit Agreement

Date	Advance	Prepayment or Repayment	Outstanding Balance

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-1-4	Exhibits to TLA Credit Agreement

Exhibit H-2

Form of Working Capital Loan

FORM OF WORKING CAPITAL LOAN NOTE

No. [        ]

New York, New York

[                    ], 20[    ]

For value received, the undersigned, SUNRUN AURORA PORTFOLIO 2014-A, LLC, a Delaware limited liability company (“Borrower”), unconditionally promises to pay to [            ], or its permitted assigns (the “Lender”), the principal amount of [            DOLLARS ($            )], or if less, the aggregate unpaid and outstanding principal amount of this Working Capital Loan Note advanced by the Lender to Borrower pursuant to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions as Lenders from time to time party thereto, INVESTEC BANK PLC, as administrative agent, and KEYBANK NATIONAL ASSOCIATION, as Issuing Bank, and all other amounts owed by Borrower to the Lender hereunder.

Payments of principal of, and interest on, this Term Loan Note are to be made to the Administrative Agent, for the account of the Lender, in lawful money of the United States of America.

This is one of the Working Capital Loan Notes referred to in Section 2.06 of the Credit Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in Section 1.01 of the Credit Agreement.

This Working Capital Loan Note is made in connection with and is secured by, among other instruments, the provisions of the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for the provisions, among others, with respect to the custody and application of the Collateral, the nature and extent of the security provided thereunder, the rights, duties and obligations of Borrower and the rights of the holder of this Working Capital Loan Note.

The principal amount hereof is payable in accordance with the Credit Agreement, and such principal amount may be prepaid solely in accordance with the Credit Agreement.

Borrower authorizes the Lender to record on the schedule annexed to this Working Capital Loan Note the date and amount of each Working Capital Loan made by the Lender and each payment or prepayment of principal thereunder and agrees that all such notations shall constitute prima facie evidence of the accuracy of the matters noted. Borrower further authorizes the Lender to attach to and make a part of this Working Capital Loan Note

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-2-1	Exhibits to TLA Credit Agreement

continuations of the schedule attached thereto as necessary. No failure to make any such notations, nor any errors in making any such notations, shall affect the validity of Borrower’s obligations to repay the full unpaid principal amount of the Working Capital Loans.

Borrower further agrees to pay, in lawful money of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Credit Agreement, and Borrower agrees to pay other fees and costs as stated in the Credit Agreement at the times specified in, and otherwise in accordance with, the Credit Agreement.

If any payment due on this Working Capital Loan Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day, in accordance with the Credit Agreement.

Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Working Capital Loan Note may become or be declared to be immediately due and payable as provided in the Credit Agreement and other Loan Documents, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind, all of which are expressly waived by Borrower.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred in connection with the interpretation or enforcement of this Working Capital Loan Note, at the times specified in, and otherwise in accordance with, the Credit Agreement.

Except as permitted by the Credit Agreement, this Working Capital Loan Note or the indebtedness evidenced hereby may not be assigned by Lender to any other Person. Transfer of this Working Capital Loan Note may be effected only by a surrender of the Working Capital Loan Note by Lender and either reissuance of the Working Capital Loan Note or issuance of a new Working Capital Loan Note by the Borrower to the new lender.

THIS WORKING CAPITAL LOAN NOTE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-2-2	Exhibits to TLA Credit Agreement

SUNRUN AURORA PORTFOLIO 2014-A, LLC,
a Delaware limited liability company

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-2-3	Exhibits to TLA Credit Agreement

Date	Advance	Prepayment or Repayment	Outstanding Balance

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-2-4	Exhibits to TLA Credit Agreement

Exhibit H-3

Form of LC Loan Note

FORM OF LC LOAN NOTE

No. [        ]

New York, New York

[                    ], 20[    ]

For value received, the undersigned, SUNRUN AURORA PORTFOLIO 2014-A, LLC, a Delaware limited liability company (“Borrower”), unconditionally promises to pay to [            ], or its permitted assigns (the “Lender”), the principal amount of [            DOLLARS ($            )], or if less, the aggregate unpaid and outstanding principal amount of this LC Loan Note advanced by the Lender to Borrower pursuant to that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions as Lenders from time to time party thereto, INVESTEC BANK PLC, as administrative agent, and KEYBANK NATIONAL ASSOCIATION, as Issuing Bank, and all other amounts owed by Borrower to the Lender hereunder.

Payments of principal of, and interest on, this Term Loan Note are to be made to the Administrative Agent, for the account of the Lender, in lawful money of the United States of America.

This is one of the LC Loan Notes referred to in Section 2.06 of the Credit Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in Section 1.01 of the Credit Agreement.

This LC Loan Note is made in connection with and is secured by, among other instruments, the provisions of the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for the provisions, among others, with respect to the custody and application of the Collateral, the nature and extent of the security provided thereunder, the rights, duties and obligations of Borrower and the rights of the holder of this LC Loan Note.

The principal amount hereof is payable in accordance with the Credit Agreement, and such principal amount may be prepaid solely in accordance with the Credit Agreement.

Borrower authorizes the Lender to record on the schedule annexed to this LC Loan Note the date and amount of each LC Loan made by the Lender and each payment or prepayment of principal thereunder and agrees that all such notations shall constitute prima facie evidence of the accuracy of the matters noted. Borrower further authorizes the Lender to attach to and make a part of this LC Loan Note continuations of the schedule attached thereto

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-3-1	Exhibits to TLA Credit Agreement

as necessary. No failure to make any such notations, nor any errors in making any such notations, shall affect the validity of Borrower’s obligations to repay the full unpaid principal amount of the LC Loans.

Borrower further agrees to pay, in lawful money of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Credit Agreement, and Borrower agrees to pay other fees and costs as stated in the Credit Agreement at the times specified in, and otherwise in accordance with, the Credit Agreement.

If any payment due on this LC Loan Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day, in accordance with the Credit Agreement.

Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this LC Loan Note may become or be declared to be immediately due and payable as provided in the Credit Agreement and other Loan Documents, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind, all of which are expressly waived by Borrower.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred in connection with the interpretation or enforcement of this LC Loan Note, at the times specified in, and otherwise in accordance with, the Credit Agreement.

Except as permitted by the Credit Agreement, this LC Loan Note or the indebtedness evidenced hereby may not be assigned by Lender to any other Person. Transfer of this LC Loan Note may be effected only by a surrender of the LC Loan Note by Lender and either reissuance of the LC Loan Note or issuance of a new LC Loan Note by the Borrower to the new lender.

THIS LC LOAN NOTE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-3-2	Exhibits to TLA Credit Agreement

SUNRUN AURORA PORTFOLIO 2014-A, LLC,
a Delaware limited liability company

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-3-3	Exhibits to TLA Credit Agreement

Date	Advance	Prepayment or Repayment	Outstanding Balance

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H-3-4	Exhibits to TLA Credit Agreement

Exhibit I

Form of Base Case Model

[to be separately attached]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit I-1	Exhibits to TLA Credit Agreement

Exhibit J

Form of Debt Service Coverage Ratio Certificate

DEBT SERVICE COVERAGE RATIO CERTIFICATE

[            ], 20

Investec Bank plc

2 Gresham Street

London, EC2V 7QP

United Kingdom

Attn: Shelagh Kirkland

Re:	Sunrun Aurora Portfolio 2014-A, LLC

Ladies and Gentlemen:

This certificate (this “Certificate”) is delivered to you pursuant to Section 7.01(a)(v) of that certain Credit Agreement, dated as of December 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank plc, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

The Borrower hereby certifies to the Administrative Agent that, as of the date hereof, attached hereto as Appendix A are calculations showing the Debt Service Coverage Ratio for the twelve-month period ending on the Calculation Date immediately preceding this Certificate (or, if less than twelve months have elapsed since the Closing Date to such Calculation Date, the period from the Closing Date and ending on such Calculation Date), and otherwise calculated in good faith and a manner consistent in all material respects with and supported by the Base Case Model.

[remainder of page intentionally blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J-1	Exhibits to TLA Credit Agreement

IN WITNESS WHEREOF, the Borrower has caused this Certificate to be duly executed and delivered as of the date first written above.

BORROWER: SUNRUN AURORA PORTFOLIO 2014-A, LLC

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J-2	Exhibits to TLA Credit Agreement

Appendix A to Debt Service Coverage Ratio Certificate

Debt Service Coverage Ratio Calculations

See attached.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J-3	Exhibits to TLA Credit Agreement

Exhibit K

Form of Financial Statement Certificate

OFFICER’S CERTIFICATE

December [    ], 2014

The undersigned officer of Sunrun Inc., a Delaware corporation and the sole member (“Sponsor”) of Sunrun Aurora Holdco 2014, LLC, a Delaware limited liability company (“Intermediate Holdco”), which in turn is the sole member of Sunrun Aurora Portfolio 2014-B, LLC, a Delaware limited liability company (“Pledgor”), and which in turn is the sole member of Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company (“Borrower”), hereby delivers this Officer’s Certificate pursuant to Section 7.01(a)(vi) of that certain Credit Agreement, dated as of the date hereof (“Credit Agreement”), among the Borrower, the financial institutions as Lenders from time to time party hereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and KeyBank National Association, as Issuing Bank (in such capacity, and together with its successors and permitted assigns, the “Issuing Bank”). Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned hereby certifies as of the date hereof on behalf of the Sponsor and each Opco and not in such person’s individual capacity that the [audited Financial Statements of Sponsor and the Borrower (on a consolidated basis for the applicable Person and its subsidiaries) for the calendar year ended [    ],] [unaudited Financial Statements of each of the Sponsor, the Borrower and each Opco (on a consolidated basis for the applicable Person and its subsidiaries) for the calendar quarter ended [    ]], provided to the Administrative Agent pursuant to Section 7.01(a)(vi) of the Credit Agreement, fairly present the financial condition and results of operations of the Sponsor and the applicable Relevant Party on a consolidated basis for the period covered thereby in accordance with GAAP (subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual Subsidiary capital accounts in calculating net loss attributable to noncontrolling interests in conformity with GAAP).

[remainder of page intentionally blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K-1	Exhibits to TLA Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate and caused it to be delivered as of the date first written above.

SUNRUN AURORA PORTFOLIO 2014-A, LLC

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

SUNRUN INC.

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K-2	Exhibits to TLA Credit Agreement

SUNRUN INC.

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K-3	Exhibits to TLA Credit Agreement

Exhibit L

Initial Budget

See attached.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit L-1	Exhibits to TLA Credit Agreement

Schedule IV

Administrative Agent’s Office

Administrative Agent Address

Administrative Agent Account Information

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 2.01

Lenders’ Commitments

TERM LENDERS	Initial Term Loan Commitment	Delayed Draw Commitment

Investec Bank plc	[***]	[***]

KeyBank National Association	[***]	[***]

OneWest Bank N.A.	[***]	[***]

Royal Bank of Canada	[***]	[***]

Silicon Valley Bank	[***]	[***]

SunTrust Bank	[***]	[***]

Total	$109,980,000.00	$48,520,000.00

LC LENDER	LC Commitment

KeyBank National Association	$7,900,000.00 100%

WORKING CAPITAL LENDER	Working Capital Commitment

SunTrust Bank	$5,000,000.00 100%

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.03(f)

Pre-Closing Organizational Structure

[See attached]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.03(f)

Pre-Closing Organizational Structure

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.03(g)

Post-Closing Organizational Structure

[See attached]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.03(g)

Post-Closing Organizational Structure

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.03(h)

Subsidiaries

Entity Name	Jurisdiction	Registered Owner	Percentage of Ownership
Sunrun Aurora Holdco 2014, LLC	Delaware	Sunrun Inc.	100%
Sunrun Aurora Portfolio 2014-A, LLC	Delaware	Sunrun Aurora Portfolio 2014-B, LLC+	100%
Sunrun Aurora Portfolio 2014-B, LLC	Delaware	Sunrun Aurora Holdco 2014, LLC, managed by its sole member Sunrun Inc.	100%
SunRun Solar Owner I, LLC	California	Sunrun Aurora Portfolio 2014-A, LLC*	100%
SunRun Solar Owner II, LLC	California	Sunrun Aurora Portfolio 2014-A, LLC*	100%
SunRun Solar Owner III, LLC	California	Sunrun Aurora Portfolio 2014-A, LLC*	100%
SunRun Solar Tenant I, LLC	California	Sunrun Aurora Portfolio 2014-A, LLC*	100%
SunRun Solar Tenant II, LLC	California	Sunrun Aurora Portfolio 2014-A, LLC*	100%
SunRun Solar Tenant III, LLC	California	Sunrun Aurora Portfolio 2014-A, LLC*	100%
SunRun Solar Owner Holdco VIII, LLC	Delaware	Sunrun Aurora Portfolio 2014-A, LLC*	100%
Sunrun Solar Owner Holdco XI, LLC	California	Sunrun Aurora Portfolio 2014-A, LLC*	100%
Sunrun Solar Owner Holdco XII, LLC	Delaware	Sunrun Aurora Portfolio 2014-A, LLC*	100%
Sunrun Solar Owner Holdco XVII, LLC	Delaware	Sunrun Aurora Portfolio 2014-A, LLC*	100%
Sunrun Solar Owner Holdco XVIII, LLC	Delaware	Sunrun Aurora Portfolio 2014-A, LLC*	100%

+	Sunrun Aurora Portfolio 2014-B, LLC is managed by its sole member Sunrun Aurora Holdco, LLC which is managed by its sole member Sunrun Inc.
*	Sunrun Aurora Portfolio 2014-A, LLC is managed by its sole member, Sunrun Aurora Portfolio 2014-B, LLC which is managed by its sole member Sunrun Aurora Holdco 2014, LLC which is managed by its sole member Sunrun Inc.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Entity Name	Jurisdiction	Registered Owner	Percentage of Ownership
LLC*

SunRun Solar Owner VIII, LLC	Delaware	[***]	Variable
		SunRun Solar Owner Holdco VIII, LLC	Variable

SunRun Solar Owner XVIII, LLC	Delaware	[***]	Variable
		Sunrun Solar Owner Holdco XVIII, LLC, managed by its sole member Sunrun Aurora Portfolio 2014-A, LLC*	Variable

SunRun Solar Owner XI, LLC	California	SunRun Solar Tenant XI, LLC, managed by its sole member Sunrun Solar Owner Holdco XI, LLC, managed by its sole member Sunrun Aurora Portfolio 2014-A, LLC*	49.99
		Sunrun Solar Owner Holdco XI, LLC, managed by its sole member Sunrun Aurora Portfolio 2014-A, LLC*	50.01

SunRun Solar Owner XII, LLC	Delaware	[***]	Variable
		Sunrun Solar Owner Holdco XII, LLC, managed by its sole member Sunrun Aurora Portfolio 2014-A, LLC*	Variable

SunRun Solar Owner XVII, LLC	Delaware	[***]	Variable
		Sunrun Solar Owner Holdco XVII, LLC, managed by its sole member Sunrun Aurora Portfolio 2014-A, LLC*	Variable

SunRun Solar Tenant XI, LLC	California	[***]	99.99%
		Sunrun Solar Owner Holdco XI, LLC, managed by its sole member Sunrun Aurora Portfolio 2014-A, LLC*	0.01%

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.04

Governmental Authorization; Compliance with Laws

Loan and Security Agreement, dated as of August 31, 2010 (as amended, amended and restated or otherwise modified from time to time), by and between Comerica Bank and Sunrun Inc.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.08

Financial Statement Exceptions

None

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.10

Litigation; Adverse Facts

1. In July 2012, the Department of Treasury and the Department of Justice (together, the “Government”) opened a civil investigation into the participation by residential solar developers in the Section 1603 grant program. The Government served subpoenas on several developers, including Sunrun, along with their investors and valuation firms. At Sunrun’s request, the Government later reduced substantially the scope of its subpoena and permitted Sunrun to produce a limited set of documents. Sunrun has completed its production of these documents. The Government asked few follow-up questions about Sunrun’s production and confirmed that it has made no decisions regarding Sunrun’s participation in the Section 1603 grant program. Sunrun presented its view of solar system valuation to the Government over the course of two meetings, on December 10, 2013 and March 7, 2014. At the conclusion of the March 7, 2014 meeting, and at a follow-up meeting the following week, the Government conceded that it does not currently have a theory of liability or damages. On June 23, 2014 the Government contacted Sunrun with additional requests for documents and information. Sunrun is cooperating fully with the Government’s investigation by engaging in collaborative discussions regarding the appropriate methodology for valuing solar projects in Section 1603 grant applications. Sunrun notes that it was both transparent and collaborative with the Department of Treasury regarding its valuation methodology at the time it submitted its 1603 grant applications, and firmly believes the valuations it submitted to the Department of Treasury were correct.

2. On January 4, 2012, a consumer rights class action law firm, Hagens Berman, LLP, filed a class action complaint against Sunrun in Los Angeles Superior Court. The Complaint, captioned Reed v. Sunrun, BC498002 (Super. Ct. Los Angeles), asserts the claims of one named plaintiff (Shawn Reed) and all others similarly situated, and alleges claims under the California state contractor licensing statute, the California unfair competition statute (Section 17200), and the California Consumer Legal Remedies Act. The litigation is ongoing.

3. In August 2012, the Internal Revenue Service (the “Service”) commenced a limited scope audit of Sunrun OBS Owner I LLC (“OBS”) and SunRun Solar Tenant I LLC (“Tenant I”). The Service has told Sunrun that the audit is focused on 2010 and prior years and on asset valuation, but other items are also being reviewed. On August 19, 2014, the Service closed the OBS audit without adjustment. With respect to the Tenant I audit, the Service has neither issued a Notice of Proposed Adjustment nor indicated it plans to do so. In addition, Sunrun has not been informed of any other proposed tax return adjustments. However, the Tenant I audit is continuing and there can be no guarantee that adjustments as to valuation or other matters will not be proposed.

4. On April 14, 2013, the Arizona Department of Revenue (“DOR”) issued a letter notifying taxpayer of its intention to assign values to, and assess taxes upon, solar energy equipment owned by a solar power company and installed at a customer’s site. The DOR’s letter is inconsistent with A.R.S. § 42-11054(C)(2), which states that solar energy devices designed to produce energy primarily for on-site consumption have no value and add no value to the property on which the device is installed. In May 2014, Sunrun completed its personal property reporting forms. Sunrun included with the forms a disclaimer reiterating its legal position. On June 13, 2014, DOR issued Sunrun a Notice of Value that assessed its solar systems at $7,675,000. On June 30, 2014, Sunrun and SolarCity jointly filed a lawsuit against DOR seeking a declaratory judgment that DOR’s interpretation of the law is incorrect and the solar energy devices owned by SolarCity and Sunrun have a value of zero. The litigation is ongoing.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.11

Taxes

None

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.14

Insurance

• [***]

• [***]

• [***]

• [***]

• [***]

• [***]

• [***]

• [***]

• [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.19

Brokers

None

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.23(g)

Portfolio Document Exceptions

The following amendment to [***] are not available as fully executed copies:

•	[***]

It is believed that the following amendments to [***] do not exist, and the amendments that would follow such amendment are incorrectly numbered:

•	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule 6.23(n)

Project States

State of Arizona

State of California

State of Colorado

State of Connecticut

State of Delaware

State of Hawaii

State of Maryland

Commonwealth of Massachusetts

State of Nevada

State of New Jersey

State of New York

State of Oregon

Commonwealth of Pennsylvania

District of Columbia

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Schedule A

Project Information

[To be separately attached]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

Execution Version 1

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND FIRST AMENDMENT TO THE CREDIT AGREEMENT, dated as of March [_], 2015 (this “Amendment”), is entered into among the undersigned in connection with that certain Credit Agreement, dated as of December 31, 2014 (the “Credit Agreement”), by and among Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company as Borrower, Investec Bank PLC, as Administrative Agent, KeyBank, N.A., as Issuing Bank, and the financial institutions party thereto as Lenders from time to time. Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower wishes to make certain amendments to its reporting requirements under Section 7.01(a) of the Credit Agreement, and the Administrative Agent and the Lenders party hereto wish to agree to make such amendments; and

WHEREAS, the Borrower also wishes to receive certain waivers from the Administrative Agent and the Lenders party hereto in connection with certain of its reporting requirements under Section 7.01(c) of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. Amendments. Subject to the satisfaction of the conditions set forth in Article III below, the following amendments are hereby accepted and agreed by the parties hereto:

1. Section 7.01(a)(iii) of the Credit Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

“The Borrower shall cause the Manager to provide to the Administrative Agent and the Independent Engineer the quarterly Manager’s report (as defined in the Management Agreement), no later than forty five (45) days after the end of the fiscal quarter of the Borrower, commencing with the fiscal quarter ended March 31, 2015, in the form attached as Exhibit B to the Management Agreement.”.

2. Section 7.01(a)(iv) of the Credit Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedules to TLA Credit Agreement

“The Borrower shall cause the Operators to provide to the Administrative Agent and the Independent Engineer all reports required pursuant to O&M Agreements at such time and in such manner as provided therein; provided that any reports in respect of a fiscal quarter shall commence with the fiscal quarter ended March 31, 2015 and any reports in respect of a fiscal year shall commence with the fiscal year ended December 31, 2015.”.

II. Waiver. At the request of Borrower , subject to the satisfaction of the conditions set forth in Article III below, the Administrative Agent and each Lender party hereto hereby waives the obligation of the Borrower, in accordance with the requirements under Section 7.01(c) of the Credit Agreement, to deliver an Annual Tracking Model for the 2014 fiscal year in respect of Owner XVII and Owner XVIII (collectively, the “Waiver”).

III. Conditions Precedent to Effectiveness. The amendments contained in Article I and the Waiver shall not be effective unless each of the following conditions precedent is satisfied (the date on which all such conditions have been satisfied being referred to herein as the “First Amendment Effective Date”):

1. Execution by the Borrower, the Administrative Agent and each Lender party hereto of this Amendment; and

2. Payment by the Borrower of the fees, costs and expenses of the Administrative Agent and the Lenders party hereto incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of lenders counsel, the [* * *] and other advisors or consultants retained by the Administrative Agent).

IV. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender party hereto:

(a) Power and Authority; Authorization. The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Credit Agreement, as amended by this Amendment (as so amended, the “Amended Credit Agreement”). The Borrower has duly authorized, executed and delivered this Amendment.

(b) Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.

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(c) Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement and applicable to the Loan Parties is true and correct both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date.

(d) Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default after giving effect to the Waiver.

V. Limited Amendment. The amendments set forth in Article I of this Amendment shall be effective only in the specific instances described herein and nothing herein shall be construed to limit or bar any rights or remedies of the Lenders. For the avoidance of doubt and without limiting the generality of the foregoing, the parties agree that no other change, amendment or consent with respect to the terms and provisions of any of the Loan Documents is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect other than as expressly set forth herein). From and after the effective date of this Agreement, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

VI. Miscellaneous.

1. Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.

2. Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

3. Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS IN SECTIONS 13.08(b) THROUGH (d) AND SECTION 13.09 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.

4. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

5. Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

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[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN AURORA PORTFOLIO 2014-A, LLC,
as Borrower

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

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Schedules to TLA Credit Agreement

INVESTEC BANK PLC,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

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INVESTEC BANK PLC,
as Lender

By:
Name:
Title:

By:
Name:
Title:

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[KEYBANK NATIONAL ASSOCIATION,
as Lender]

By:
Name:
Title:

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[ONEWEST BANK N.A.,
as Lender]

By:
Name:
Title:

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[ROYAL BANK OF CANADA,
as Lender]

By:
Name:
Title:

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[SUNTRUST BANK,
as Lender]

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[SILICON VALLEY BANK,
as Lender]

By:
Name:
Title:

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Execution Version

CONSENT, ACKNOWLEDGEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

This CONSENT, ACKNOWLEDGEMENT AND SECOND AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 27, 2015 (this “Amendment”), is entered into among the undersigned in connection with that certain Credit Agreement, dated as of December 31, 2014, by and among Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company, as Borrower, Investec Bank PLC, as Administrative Agent, KeyBank, N.A., as Issuing Bank, and the financial institutions party thereto as Lenders from time to time, as amended by that certain Waiver and First Amendment to the Credit Agreement, dated as of March 25, 2015, by and among the Borrower, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower wishes to make certain amendments to the Credit Agreement, and the Lender Parties and the Secured Hedge Providers wish to agree to make such amendments;

WHEREAS, in connection with and in order to implement certain of the amendments to the Credit Agreement, the Borrower wishes to obtain consent from the Lender Parties and the Secured Hedge Providers to (i) take a contribution of and hold all of the membership interests in Sunrun Aurora Manager 2014, LLC, a Delaware limited liability company (“Wholly Owned Holdco”), (ii) enter into the Contribution Agreement attached hereto as Exhibit J (the “Contribution Agreement”), which will change the ownership structure of the Relevant Parties as set forth therein and (iii) amend and restate the operating agreements of each Wholly Owned Opco in order to reflect Wholly Owned Holdco as the sole member thereof (collectively, the “Restructuring”);

WHEREAS, in connection with and in order to implement the Restructuring, Borrower wishes (i) the Lender Parties and the Secured Hedge Providers to authorize (the “Authorization”) the Collateral Agent to release its security interests in the Owner Membership Interests and the Tenant Membership Interests (collectively, the “Wholly Owned Opco Membership Interests”) and (ii) the Collateral Agent to implement such release of the Wholly Owned Opco Membership Interests (the “Release”) upon the effectiveness of this Amendment, at which point (A) a new pledge of the Wholly Owned Opco Membership Interests will be effectuated by the execution of and delivery of the pledge agreement in the form attached hereto as Exhibit K (the “Wholly Owned Holdco Guaranty and Pledge Agreement”) together with delivery to the Collateral Agent of new membership interests certificates and blank transfers powers for the Wholly Owned Opcos reflecting Wholly Owned Holdco as the sole member of each such entity and (B) the Pledge and Security Agreement will be amended and restated in the form attached hereto as Exhibit L (the “A&R Pledge and Security Agreement”) together with delivery to the Collateral Agent of membership interests certificates and blank transfers powers for Wholly Owned Holdco reflecting Borrower as the sole member of such entity.

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Schedules to TLA Credit Agreement

WHEREAS, the Borrower also wishes to obtain consent from the Lender Parties and the Secured Hedge Providers in respect of: (i) an amendment to the Limited Liability Company Agreement of Owner XII in the form attached hereto as Exhibit A (the “Owner XII LLC Agreement Amendment”; (ii) an amendment to the Limited Liability Company Agreement of Tenant XI in the form attached hereto as Exhibit B (the “Tenant XI LLC Agreement Amendment”); (iii) an amendment to the Limited Liability Company Agreement of Owner XI in the form attached hereto as Exhibit C (the “Owner XI LLC Agreement Amendment”); (iv) an amendment to the Inverted Lease O&M Agreement in the form attached hereto as Exhibit D (the “Inverted Lease O&M Agreement Amendment”); (v) an amendment to the Master Lease by and between the Inverted Lease Tax Equity Opcos in the form attached hereto as Exhibit F (the “Inverted Lease Master Lease Amendment”); (vi) an amendment to the Limited Liability Company Agreement of Owner XVII in the form attached hereto as Exhibit G (the “Owner XVII LLC Agreement Amendment”); (vii) an amendment to the Owner XVII Master Purchase Agreement in the form attached hereto as Exhibit H (the “Owner XVII Master Purchase Agreement Amendment”); (viii) an amendment to the Contribution Note (as defined in the Limited Liability Company Agreement of Owner XVII) in the form attached hereto as Exhibit I (the “Owner XVII Contribution Note Amendment” and, together with the Owner XII LLC Agreement Amendment, the Tenant XI LLC Agreement Amendment, the Owner XI LLC Agreement Amendment, the Inverted Lease O&M Agreement Amendment, the Inverted Lease Master Lease Amendment, the Owner XVII LLC Agreement Amendment, and the Owner XVII Master Purchase Agreement Amendment the “Tax Equity Documents Amendments”); and (vi) the Inverted Lease Back-Up Servicing Agreement in the form attached hereto as Exhibit E pursuant to Section 7.26(a) of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. Amendments. Subject to the satisfaction of the conditions set forth in Article III below, the following amendments are hereby accepted and agreed by the parties hereto:

1. Inverted Lease Back-up Servicer Amendments. The defined term for “Inverted Lease Back-up Servicing Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Inverted Lease Back-Up Servicing Agreement” shall mean that certain Back-up Servicing Agreement, dated as of March 31, 2015, by and among the Back-up Servicer, Tenant XI and the Operator under the Operation and Maintenance Agreement dated as of [***], by and between Tenant XI and Operator, and each replacement for such agreement in a form and substance

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acceptable to the Administrative Agent entered into with a replacement back-up servicer in accordance with the terms and conditions hereof and the Inverted Lease Back-Up Servicing Agreement.”.

2. New Intermediate Holding Company.

(a) The fourth Recital to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, the Borrower owns 100% of the membership interests in each of SunRun Solar Owner Holdco VIII, LLC, a Delaware limited liability company (“Holdco VIII”), Sunrun Solar Owner Holdco XI, LLC, a California limited liability company (“Holdco XI”), Sunrun Solar Owner Holdco XII, LLC, a Delaware limited liability company (“Holdco XII”), Sunrun Solar Owner Holdco XVII, LLC, a Delaware limited liability company (“Holdco XVII”), Sunrun Solar Owner Holdco XVIII, LLC, a Delaware limited liability company (“Holdco XVIII”), and Sunrun Aurora Manager 2014, LLC, a Delaware limited liability company (“Wholly Owned Holdco”).”.

(b) The following new recital is added to the Recitals in the Credit Agreement immediately after the fourth Recital:

“WHEREAS, Wholly Owned Holdco owns 100% of (i) SunRun Solar Owner I, LLC, a California limited liability company, SunRun Solar Owner II, LLC, a California limited liability company, SunRun Solar Owner III, LLC, a California limited liability company (together with SunRun Solar Owner I, LLC and SunRun Solar Owner II, LLC, the “Owner Companies”) and (ii) SunRun Solar Tenant I, LLC, a California limited liability company, SunRun Solar Tenant II, LLC, a California limited liability company, SunRun Solar Tenant III, LLC, a California limited liability company (together with SunRun Solar Tenant I, LLC and SunRun Solar Tenant II, LLC, the “Tenant Companies” and, together with the Owner Companies, the Wholly Owned Holdco, Holdco VIII, Holdco XI, Holdco XII, Holdco XVII and Holdco XVIII, collectively, the “Guarantors”)”.

(c) The following new defined term “Amendment No. 2” is hereby added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“‘Amendment No. 2’” shall mean that certain Consent, Acknowledgment and Second Amendment to the Credit Agreement, dated as of April 27, 2015, by and among the Borrower, the Administrative Agent, the Issuing Bank and the Lenders and Secured Hedge Providers party thereto.”.

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(d) The defined term for “Base Case Model” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Base Case Model’ shall mean the comprehensive long-term financial model attached as Exhibit I to this Agreement, as updated in accordance with Amendment No. 2, reflecting among other things (i) quarterly payment periods ending on each Payment Date and (ii) the Cash Available for Debt Service from the Eligible Projects and Debt Service after giving effect to the transactions contemplated by the Transaction Documents and the making of the Loans, covering the period from the Closing Date until the Deemed Full Amortization Date. The Base Case Model shall be further updated in accordance with Section 10.02(c), in a form and substance reasonably satisfactory to the Administrative Agent, and with such assumptions and formulae as the initial model except to the extent required to be updated for any change affecting Cash Available for Debt Service.”.

(e) The defined term for “Change of Control” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Change of Control’ shall occur if, after giving effect to the Distribution and Contribution Transactions and the Contribution Transactions, (a) the Sponsor ceases to indirectly beneficially own and control at least 51% of the Borrower Membership Interests; (b) the Borrower ceases to directly or indirectly beneficially own and control 100% of the outstanding Owner Membership Interests, Tenant Membership Interests and Holdco Membership Interests, (c) Holdco VIII ceases to beneficially own and control 100% of the outstanding Owner VIII Membership Interests, (d) Holdco XI ceases to beneficially own and control 100% of the outstanding Owner XI Membership Interests and Tenant XI Membership Interests, (e) Holdco XII ceases to beneficially own and control 100% of the outstanding Owner XII Membership Interests, (f) Holdco XVII ceases to beneficially own and control 100% of the outstanding Owner XVII Membership Interests, (g) Holdco XVIII ceases to beneficially own and control 100% of the outstanding Owner XVIII Membership Interests, (h) Wholly Owned Holdco ceases to beneficially own and control 100% of the outstanding Owner Membership Interests and 100% of the outstanding Tenant Membership Interests or (i) the Pledgor ceases to directly beneficially own and control 100% of the outstanding Borrower Membership Interests.

Notwithstanding the foregoing, any Change of Control occurring solely as a result of the exercise of remedies by the Other Lenders (or the Other Collateral Agent on their behalf) under the Other Loan Documents, including in connection with a foreclosure (whether judicial or non-judicial) on, or other

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sale of, all of the Capital Stock in the Pledgor, shall not be considered a “Change of Control” for purposes of this definition; provided that (i) exercise of such remedies is permitted under the Tax Equity Documents (including pursuant to the [***] Consent), (ii) any transfer of the Capital Stock in the Pledgor is to the Other Collateral Agent, an Other Lender or a Lender Controlled Transferee (each, a “Foreclosure Transferee”) and (iii) such transferee has contracted with a financially capable replacement Operator who has the Relevant Experience to the extent the Projects are not operated by a Person with the Relevant Experience.

A “Change of Control” shall be deemed to occur (A) on any subsequent transfer of the Capital Stock in the Pledgor by a Foreclosure Transferee to a third party or (B) if the Other Lenders, in the aggregate, shall otherwise fail to indirectly beneficially own and control at least 51% of the Borrower Membership Interests; provided, that no Change of Control shall be deemed to have occurred pursuant to this paragraph if (i) such transfer is permitted under the Tax Equity Documents (including pursuant to a the [***] Consent) and (ii) the Person other than the Other Lenders maintaining such interests in the Pledgor is a Qualified Owner.”.

(f) The defined term for “Collateral Documents “ in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “Guaranty and Pledge Agreement” with a reference to “Guaranty and Pledge Agreements”.

(g) The following new defined term “Contribution Agreement” is hereby added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“‘Contribution Agreement” shall mean the Contribution Agreement dated the date hereof among the Borrower, Sponsor, Intermediate Holdco, Pledgor and Wholly Owned Holdco.”.

(h) The following new defined term “Contribution Transactions” is hereby added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“Contribution Transactions” shall mean the contribution transactions contemplated under the Contribution Agreement such that the Owner Membership Interests and Tenant Membership Interests are all under the ownership of Wholly Owned Holdco.”.

(i) The defined term for “Guaranty and Pledge Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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“‘Guaranty and Pledge Agreement’ shall mean each of (a) the Guaranty and Security Agreement executed by each of the Holdcos on the Closing Date in favor of the Collateral Agent for the benefit of the Secured Parties and (b) the Wholly Owned Holdco Guaranty and Pledge Agreement.”.

(j) The defined term for “Guaranty and Security Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Guaranty and Security Agreement” shall mean the Guaranty and Security Agreement dated as of the Closing Date executed by each Wholly Owned Opco in favor of the Collateral Agent for the benefit of the Secured Parties.”.

(k) The defined term for “Holdco Membership Interests” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Holdco Membership Interests’ shall mean the Holdco VIII Membership Interests, the Holdco XI Membership Interests, the Holdco XII Membership Interests, the Holdco XVII Membership Interests, the Holdco XVIII Membership Interests and the Wholly Owned Holdco Membership Interests.”.

(l) The defined term for “Holdcos” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Holdcos’ shall mean each of Holdco VIII, Holdco XI, Holdco XII, Holdco XVII, Holdco XVIII and Wholly Owned Holdco.”.

(m) The following new defined term “LC Commitment Fee” is hereby added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“‘LC Commitment Fee’ shall mean an amount equal to the product of 1.0% per annum and the average unused LC Commitment (regardless of whether any conditions for issuance, extension or increase of the Stated Amount of a Letter of Credit could then be met and determined as of the close of business on any date of determination), for each day from the Closing Date through the expiration or earlier termination of the LC Availability Period.”.

(n) The defined term for “Pledge and Security Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Pledge and Security Agreement’ shall mean that certain amended and restated pledge and security agreement dated as of April 27, 2015 by and between the Borrower and the Collateral Agent for the benefit of the Secured Parties.”.

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(o) The defined term for “Project Pool” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Project Pool’ means a series of Eligible Projects sold to Owner XVII or Owner XVIII in accordance with the applicable Master Purchase Agreement each of which has been Placed in Service and which has not been incorporated into the Base Case Model prior to the Subsequent Advance Date for such series of Eligible Projects; provided that the Project Pool in respect of the first borrowing to occur after Amendment No. 2 may incorporate those Eligible Projects which are included within the “Amendment Project Pool” as defined in Amendment No. 2.”.

(p) The following new defined term “Wholly Owned Holdco” is hereby added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“‘Wholly Owned Holdco” has the meaning given to it in the Recitals.”.

(q) The following new defined term “Wholly Owned Holdco Guaranty and Pledge Agreement” is hereby added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“‘Wholly Owned Holdco Guaranty and Pledge Agreement’ shall mean that certain Guaranty and Security Agreement dated as of April 27, 2015 executed by the Wholly Owned Holdco in favor of the Collateral Agent for the benefit of the Secured Parties.”.

(r) The following new defined term “Wholly Owned Holdco Membership Interests” is hereby added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“‘Wholly Owned Holdco Membership Interests’ shall mean all of the outstanding limited liability company interests issued by Wholly Owned Holdco (including all Economic Interests and Voting Rights).”.

(s) A new Section 5.06(f) is included in the Credit Agreement as follows (such that the existing Section 5.06(f) is renumbered as Section 5.06(g)):

(g) The Borrower agrees to pay to the Administrative Agent, for the account of each LC Lender pro rata to their LC Commitments, the LC Commitment Fee, payable quarterly in arrears on (i) each Payment Date and (ii) the final day of the LC Availability Period.

(t) Section 6.03(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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“Upon the consummation of the Distribution and Contribution Transactions on the Closing Date, the Borrower shall be the sole member of each of the Wholly Owned Opcos and the Holdcos, and shall have good and valid legal and beneficial title to all of the Membership Interests issued by such entities, free and clear of all Liens other than Permitted Liens. All of such issued and outstanding Membership Interests have been duly authorized and validly issued and, upon the consummation of the Distribution and Contribution Transactions on the Closing Date, are owned of record and beneficially by the Borrower and were not issued in violation of any preemptive right. There are no voting agreements or other similar agreements with respect to the Membership Interests. Upon the consummation of the Contribution Transactions on April 27, 2015, Wholly Owned Holdco shall be the sole member of the Wholly Owned Opcos and shall have good and valid legal and beneficial title to all of the Membership Interests issued by such entities, free and clear of all Liens other than Permitted Liens. All of such issued and outstanding Membership Interests have been duly authorized and validly issued and, upon the consummation of the Contribution Transactions on April 27, 2015, are owned of record and beneficially by Wholly Owned Holdco and were not issued in violation of any preemptive right. There are no voting agreements or other similar agreements with respect to the Membership Interests issued by the Wholly Owned Opcos.”.

(u) Section 6.03(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Each Holdco (other than Wholly Owned Holdco) has good and valid legal and beneficial title to all of the Managing Member Membership Interests in the applicable Tax Equity Opco held by it, and Wholly Owned Holdco has good and beneficial title to all of the Owner Membership Interests and the Tenant Membership Interests, in each case free and clear of all Liens other than Permitted Liens. All of the issued and outstanding Managing Member Membership Interests, Owner Membership Interests and Tenant Membership Interests have been duly authorized and validly issued and, as of the Closing Date, are owned of record and beneficially by the Holdco identified in the Recitals and were not issued in violation of any preemptive right. There are no voting agreements or other similar agreements with respect to the Managing Member Membership Interests, Owner Membership Interests or Tenant Membership Interests.”.

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(v) Section 6.03(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Other than (i) as of the Closing Date, pursuant to the Omnibus Distribution and Contribution Agreement and (ii) as of April 27, 2015, pursuant to the Contribution Agreement, there are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the Membership Interests. Except for (i) the call rights of the Holdcos (other than Wholly Owned Holdco) under the Tax Equity Documents, with respect to the membership interests of the Tax Equity Members in the Tax Equity Opcos and (ii) the withdrawal right of [***] to Holdco XI under the Tax Equity Documents, in respect of [***] membership interests in Tenant XI, there are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the membership interests in a Tax Equity Opco. There are no agreements or arrangements for the issuance by any Relevant Party of additional equity interests.”.

(w) Section 6.03(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“After the consummation of the Distribution and Contribution Transactions on the Closing Date and the Contribution Transactions on April 27, 2015, Schedule 6.03(g) accurately sets forth the ownership structure of the Relevant Parties underneath the Sponsor. The Borrower has no subsidiaries other than as shown on Schedule 6.03(g).”.

(x) Schedule 6.03(g) (Post-Closing Organizational Structure) to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 6.03(g) attached to this Amendment.

(y) Schedule 6.03(h) (Subsidiaries) to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 6.03(h) attached to this Amendment.

(z) Section 7.01(a)(i) of the Credit Agreement is hereby amended such that the text “, and the Financial Statements of the Wholly Owned Opcos shall be provided as consolidated into Wholly Owned Holdco” is added after the text: “except that the Financial Statements of Owner XI and Tenant XI shall be provided as consolidated into Holdco XI”.

(aa) Section 7.01(a)(ii) of the Credit Agreement is hereby amended such that the text “, and the Financial Statements of the Wholly Owned Opcos shall be provided as consolidated into Wholly Owned Holdco” is added after the text: “The Financial Statements of Owner XI and Tenant XI shall be consolidated into Holdco XI”.

(bb) Section 8.01(c)(ii) of the Credit Agreement is hereby amended such that the text “March 31, 2015” is deleted and replaced with “May 31, 2015”.

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(cc) Section 9.01(i) of the Credit Agreement is hereby amended by replacing the reference to “Guaranty and Pledge Agreement” with a reference to “Guaranty and Pledge Agreements”.

(dd) Section 9.01(j) of the Credit Agreement is hereby amended by replacing the reference to “Guaranty and Pledge Agreement” with a reference to “Guaranty and Pledge Agreements”.

(ee) Section 10.02(c) of the Credit Agreement is hereby amended by inserting the following words before the period at the end of the paragraph “; which revised Amortization Schedule shall among other things be consistent with an updated Base Case Model that shows (i) an increase in the total principal amount of the Loans amortized under such updated Base Case Model prior to the Maturity Date and (ii) (A) the balloon payment of the outstanding principal on the Maturity Date shown under the updated Base Case Model, expressed as a percentage of the aggregate Term Loans made pursuant to Sections 2.01 and 2.02 after giving effect to the borrowing, to be less than or equal to (B) the balloon payment of the outstanding principal on the Maturity Date shown under the case of the Closing Date Base Case Model showing the Projects projected to be owned by Owner XVII and Owner XVIII as fully deployed and demonstrating the Term Loans as fully drawn, expressed as a percentage of aggregate Term Commitments on the Closing Date (for the avoidance of doubt, such percentage is equal to [***])”.

3. LIBOR Amendment. The defined term for “LIBOR” in Section 1.01 of the Credit Agreement is hereby amended by replacing each reference to “US0001M” with a reference to “US0003M”.

II. Consents and Agreements. At the request of Borrower, and in accordance with the requirements under Section 13.01(b) of the Credit Agreement, subject to the satisfaction of the conditions set forth in Article III below, each Lender Party, each Secured Hedge Provider and the Collateral Agent hereby consents and agrees as follows:

1. Restructuring Consent. Notwithstanding the restrictions set forth in Section 8.03 and 8.16 of the Credit Agreement, each Lender Party, each Secured Hedge Provider and the Collateral Agent hereby consents and agrees to the Authorization, the Release, the Restructuring and the execution and delivery of the Wholly Owned Holdco Guaranty and Pledge Agreement and the A&R Pledge and Security Agreement by each of the parties to each such agreement (collectively, the “Restructuring Consent”).

2. Consent to Amending Certain Tax Equity Documents. Notwithstanding the restrictions set forth in Section 8.10 of the Credit Agreement, each Lender Party hereby consents and agrees to the applicable Relevant Parties entering into the Tax Equity Documents Amendments (collectively, the “Tax Equity Documents Amendments Consent”).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3. Consent to Execution and Delivery of the Inverted Lease Back-Up Servicing Agreement. Each Lender Party hereby consents and agrees to the execution and delivery of the Inverted Lease Back-Up Servicing Agreement in the form attached hereto as Exhibit E as required to be delivered pursuant to Section 7.26(a) of the Credit Agreement (the “Inverted Lease Back-Up Servicing Agreement Consent”, and together with the Restructuring Consent and the Tax Equity Documents Amendments Consent, the “Consents”).

III. Conditions Precedent to Effectiveness. The amendments contained in Article I and the Consents shall not be effective unless each of the following conditions precedent is satisfied in a form and substance reasonably satisfactory to the Administrative Agent (the date on which all such conditions have been satisfied being referred to herein as the “Second Amendment Effective Date”):

1. Execution by the Loan Parties, the Administrative Agent, the Collateral Agent, the Issuing Bank, each Lender and each Secured Hedge Provider of this Amendment;

2. the Administrative Agent’s receipt of:

(a) a fully executed Contribution Agreement;

(b) a fully executed Wholly Owned Holdco Guaranty and Pledge Agreement;

(c) a fully executed A&R Pledge and Security Agreement;

(d) (i) any corporate approval requested from Sponsor in connection with the matters addressed in this Amendment and (ii) an omnibus resolution from all Loan Parties with regard to the matters addressed in this Amendment;

(e) a copy of the certificate of formation and limited liability company agreement of Wholly Owned Holdco, together with an incumbency for the Wholly Owned Holdco and the amendments to the organizational documents of the Wholly Owned Opcos, certified by the secretary of such Persons as being true, correct and complete copies of each such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters);

(f) a Delaware good standing certificate for Wholly Owned Holdco;

(g) the UCC-1 financing statement to be filed in connection with the Wholly Owned Holdco Guaranty and Pledge Agreement together with lien searches in respect of the Wholly Owned Holdco;

(h) opinions of counsel to the Loan Parties in relation to this Amendment, the Credit Agreement (after giving effect to this Amendment), the A&R Pledge and Security Agreement, the Wholly Owned Holdco Guaranty and Pledge Agreement and the Contribution Agreement, addressed to the Administrative Agent and each Secured Party from (A) Wilson Sonsini Goodrich & Rosati P.C., counsel for the Relevant Parties and (B) in-house counsel of the Sponsor;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(i) an updated Base Case Model reflecting (A) the Tax Equity Documents Amendments [***] (B) the Cash Available for Debt Service from Eligible Projects sold to Owner XVII or Owner XVIII in accordance with the applicable Master Purchase Agreement and each of which has been Placed in Service as of March 31, 2015, and which have not previously been incorporated into the Base Case Model (the “Amendment Project Pool”) and (C) the interest rate protection obtained under the Interest Rate Hedging Agreements entered into in accordance with Section 7.11 of the Credit Agreement;

(j) the Cash Available for Debt Service included under the Base Case Model from the Amendment Project Pool does not include cash flows from any Project that is not an Eligible Project and takes into account the impact on Operating Revenues and Operating Expenses from each waiver provided by a Tax Equity Member (including the Owner XVII Master Purchase Agreement Amendment). Taking into account all Projects owned by Owner XVII, Owner XVIII and in respect of which the Cash Available for Debt Service is proposed to be included in the Base Case Model as of such date: (i) each of the fund constraints set forth in the related Master Purchase Agreement has been satisfied, (ii) the minimum systems in service requirement set forth in such Master Purchase Agreement shall have been achieved, and (iii) each Project met the “Qualifications of Projects” requirements at the time of sale pursuant to such Master Purchase Agreement or, such requirements referenced in clauses (i), (ii) and/or (iii) were waived or amended and a copy of any such waiver or amendment has been provided to the Administrative Agent;

(k) each of the Projects in the Amendment Project Pool is an Eligible Project;

(l) a copy of fully executed copies of all Project Documents (other than Customer Agreements entered into in relation to Eligible Projects that were Placed In Service after March 17, 2015 and through March 31, 2015, collectively the “Deferred Customer Agreements”) and other Portfolio Documents entered into in connection with the Amendment Project Pool together with the Project Information relating to each Eligible Project in the Amendment Project Pool, accompanied by an Officer’s Certificate certifying: (A) that each such copy provided to the Administrative Agent is a true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters), (B) each such Portfolio Document (i) has been duly executed and delivered by the Sponsor and each Relevant Party party thereto and, to the Knowledge of Sponsor, Borrower and the Subsidiaries, the other parties thereto, (ii) is in full force and effect and is enforceable against the Sponsor and each Relevant Party party thereto and, to the Knowledge of Sponsor, Borrower and the Subsidiaries, each other party thereto as of such date, (C) neither the Sponsor nor any Relevant Party party thereto nor, to the Knowledge of Sponsor, Borrower and each Subsidiary, any other party to such document is or, but for the passage of time or giving of notice or both, will be in breach of any material obligation except, solely with respect to (i) Customer Agreements, where such breach (itself or when coupled

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect and (ii) Master Turnkey Installation Agreements, where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect, (D) no Portfolio Document has an event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect, (E) all conditions precedent to the effectiveness of such documents have been satisfied or waived in writing and (F) that the conditions specified in Sections III.2.(j) and (k) have been satisfied;

(m) a copy of the purchase and sale confirmation delivered under the applicable Master Purchase Agreement in respect of the Projects in the Amendment Project Pool, including any subsequent confirmations provided to Owner XVII, Owner XVIII or their applicable Tax Equity Members that the Projects in the Amendment Project Pool have been Placed in Service; and

(n) the Borrower shall have paid (i) the fees, costs and expenses of Lender Parties and the Collateral Agent incurred in connection with the execution and delivery of this Amendment [***] and (ii) the “initial acceptance fee” under the Inverted Lease Back-Up Servicing Agreement.

IV. Representations and Warranties; Covenants.

1. The Loan Parties represent and warrant to the Administrative Agent, Collateral Agent, each Lender Party and each Secured Hedge Provider:

(a) Power and Authority; Authorization. Each of the Loan Parties has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Credit Agreement, as amended by this Agreement (as so amended, the Amended Credit Agreement”). Each of the Loan Parties has duly authorized, executed and delivered this Amendment.

(b) Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of each of the Loan Parties, enforceable against any of the Loan Parties, as applicable, in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.

2. The Borrower represents and warrants to the Administrative Agent, Collateral Agent, each Lender Party and each Secured Hedge Provider:

(a) Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement and applicable to the Loan Parties is

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

true and correct both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date.

(b) Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default after giving effect to the Consents.

3. Immediately after the Contribution Transactions become effective, the Borrower shall deliver to Administrative Agent the membership interest certificates and blank transfer powers for Wholly Owned Holdco and replacement membership interest certificates and blank transfer powers for each of the Wholly Owned Opcos.

4. [***]

5. The Borrower shall provide to the Administrative Agent fully executed copies of all Deferred Customer Agreements accompanied by an Officer’s Certificate in a form and substance reasonably acceptable to the Administrative Agent by no later than two weeks after the date of this Amendment.

V. Limited Amendment and Acknowledgement. Except as expressly set forth herein or therein, none of this Amendment, the A&R Pledge and Security Agreement, the Wholly Owned Holdco Guaranty and Pledge Agreement and the Contribution Agreement (collectively, the “Amendment Loan Documents”) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document, and each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect, as amended by this Amendment and the A&R Pledge and Security Agreement. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. Each Guarantor hereby ratifies and confirms its respective guarantee under the Guaranty and Pledge Agreement or Guaranty and Security Agreement, as applicable, and acknowledges and agrees that such guarantee applies by its terms to all Obligations under the Credit Agreement (as amended by and provided in this Amendment and the other Amendment Loan Documents). From and after the effective date of this Agreement, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement and all

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

references to the Pledge and Security Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the A&R Pledge and Security Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Amortization Schedule is not being updated in connection with this Amendment.

VI. Miscellaneous.

1. Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.

2. Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

3. Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS IN SECTIONS 13.08(b) THROUGH (d) AND SECTION 13.09 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.

4. Loan Document. This Amendment and each Amendment Loan Document shall each be deemed to be a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

5. Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN AURORA PORTFOLIO 2014-A, LLC,
as Borrower

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION,
as Issuing Bank

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ONEWEST BANK N.A.,
as Collateral Agent

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC,
as Lender

By:
Name:
Title:

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ONEWEST BANK N.A.,
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ROYAL BANK OF CANADA,
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNTRUST BANK,
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SILICON VALLEY BANK,
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC,
as Secured Hedge Provider

By:
Name:
Title:

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION,
as Secured Hedge Provider

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNTRUST BANK,
as Secured Hedge Provider

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ROYAL BANK OF CANADA,
as Secured Hedge Provider

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ACCEPTED AND AGREED
Solely in respect of Article V, as of the date first above written:

SUNRUN AURORA PORTFOLIO 2014-B, LLC,

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER I, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER II, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER III, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR TENANT I, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR TENANT II, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR TENANT III, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER HOLDCO VIII, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER HOLDCO XI, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER HOLDCO XII, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER HOLDCO XVII, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN SOLAR OWNER HOLDCO XVIII, LLC,

By:	Sunrun Aurora Portfolio 2014-A, LLC
Its:	Sole Member

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of May [    ], 2015 (this “Amendment”), is entered into among the undersigned in connection with that certain Credit Agreement, dated as of December 31, 2014, by and among Sunrun Aurora Portfolio 2014-A, LLC, a Delaware limited liability company, as Borrower, Investec Bank PLC, as Administrative Agent, KeyBank, N.A., as Issuing Bank, and the financial institutions party thereto as Lenders from time to time, as amended by that certain Waiver and First Amendment to the Credit Agreement, dated as of March 25, 2015, by and among the Borrower, the Administrative Agent and the Lenders party thereto and as further amended by that certain Consent, Acknowledgement and Second Amendment to the Credit Agreement, dated as of April 28, 2015, by and among the Loan Parties, the Lenders party thereto, the Administrative Agent, the Secured Hedge Providers, the Issuing Bank and the Collateral Agent (the “Credit Agreement”). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower wishes to make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders party hereto wish to agree to make such amendments; and

WHEREAS, the Borrower also wishes to obtain consent from the Administrative Agent and the Lenders party hereto in respect of: (i) an amendment to the Limited Liability Company Agreement of Owner XVIII in the form attached hereto as Exhibit A (the “Owner XVIII LLC Agreement Amendment”; (ii) an amendment to the Owner XVIII Master Purchase Agreement in the form attached hereto as Exhibit B (the “Owner XVIII Master Purchase Agreement Amendment”); and (iii) an amendment to the [***] Class B Member Note in the form attached hereto as Exhibit C (the “[***] Class B Member Note Amendment” and, together with the Owner XVIII LLC Agreement Amendment and the Owner XVIII Master Purchase Agreement Amendment, the “Tax Equity Documents Amendments”).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. Amendment. Subject to the satisfaction of the conditions set forth in Article III below, the following amendment is hereby accepted and agreed by the parties hereto:

1. Section 8.01(c)(iii) of the Credit Agreement is hereby amended such that the text “June 30, 2015” is deleted and replaced with “September 30, 2015”.

II. Consent and Agreement. At the request of Borrower, and in accordance with the requirements under Section 13.01(b) of the Credit Agreement, subject to the satisfaction of the conditions set forth in Article III below, each Lender party hereto and the Administrative Agent,

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

notwithstanding the restrictions set forth in Section 8.10 of the Credit Agreement, hereby consents and agrees to the applicable Relevant Parties entering into the Tax Equity Documents Amendments (collectively, the “Consent”).

III. Conditions Precedent to Effectiveness. The amendment contained in Article I and the Consent shall not be effective unless each of the following conditions precedent is satisfied in a form and substance reasonably satisfactory to the Administrative Agent (the date on which all such conditions have been satisfied being referred to herein as the “Third Amendment Effective Date”):

1. Execution by the Borrower, the Administrative Agent and each Lender party hereto of this Amendment; and

2. Payment by the Borrower of the fees, costs and expenses of the Administrative Agent and the Lenders party hereto incurred in connection with the execution and delivery of this Amendment [***]

IV. Representations and Warranties; Covenants.

1. The Borrower represents and warrants to the Administrative Agent and each Lender party hereto:

(a) Power and Authority; Authorization. The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Credit Agreement, as amended by this Agreement (as so amended, the “Amended Credit Agreement”). The Borrower has duly authorized, executed and delivered this Amendment.

(b) Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.

(c) Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement and applicable to the Loan Parties is true and correct both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(d) Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default after giving effect to the Consent.

V. Limited Amendment and Acknowledgement. The amendment set forth in Article I of this Amendment shall be effective only in the specific instances described herein and nothing herein shall be construed to limit or bar any rights or remedies of the Lenders. For the avoidance of doubt and without limiting the generality of the foregoing, the parties agree that no other change, amendment or consent with respect to the terms and provisions of any of the Loan Documents is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect other than as expressly set forth herein). From and after the effective date of this Agreement, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

VI. Miscellaneous.

1. Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.

2. Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

3. Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS IN SECTIONS 13.08(b) THROUGH (d) AND SECTION 13.09 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.

4. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

5. Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN AURORA PORTFOLIO 2014-A, LLC,
as Borrower

By:	Sunrun Aurora Portfolio 2014-B, LLC
Its:	Sole Member

By:	Sunrun Aurora Holdco 2014, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[INVESTEC BANK PLC],
as Lender

By:
Name:
Title:

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[KEYBANK NATIONAL ASSOCIATION],
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[ONEWEST BANK N.A.],
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[ROYAL BANK OF CANADA],
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[SUNTRUST BANK],
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[SILICON VALLEY BANK],
as Lender

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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